UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee is calculated based upon the aggregate purchase price of $6,000,000.

(4)	Proposed maximum aggregate value of transaction:
$6,000,000

(5)	Total fee paid:
$747.00

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Preliminary Proxy Statement – Subject to Completion, Dated May 18, 2018

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
177 West Putnam Avenue
 Greenwich, Connecticut 06830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON JULY 16, 2018

To Wright Investors’ Service Holdings, Inc. Stockholders:

You are cordially invited to attend an Annual Meeting of stockholders (including any adjournment or postponement thereof, the Annual Meeting) of Wright Investors’ Service Holdings, Inc., a Delaware corporation, to be held on July 16, 2018, at 10:00 a.m. Eastern Time, at 177 West Putnam Avenue, Greenwich, Connecticut, for the following purposes:

1.
Approving the sale of all of the issued and outstanding stock of the Company’s wholly-owned subsidiary, The Winthrop Corporation, to Khandwala Capital Management, Inc. pursuant to the terms of a Stock Purchase Agreement, as described in the accompanying proxy materials.

2.	Electing four directors of the Company.

3.	Advisory approval of the Company’s executive compensation.

4.	Advisory vote on the frequency of executive compensation votes.

5.	Ratifying the appointment of EisnerAmper LLP as independent auditors for 2018.

6.	Acting upon such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on May 30, 2018 are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, we suggest that you promptly execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

The board of directors of the Company believes that the proposals being submitted to the stockholders are in the best interest of the Company and its stockholders and urges you to vote in favor of the proposals.

YOUR VOTE IS VERY IMPORTANT. The sale of The Winthrop Corporation cannot be completed unless, among other things, the sale is approved by stockholders holding a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting. We need all stockholders to vote their shares. Included with this proxy statement is a proxy card for voting and a postage prepaid envelope to return your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date your proxy card and return it promptly in the enclosed, pre-addressed, prepaid envelope to ensure that your shares will be represented and voted at the Annual Meeting.

By Order of the Board of Directors, HARVEY P. EISEN Chairman, Chief Executive Officer and President
June [  ], 2018

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

i

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SUMMARY TERM SHEET

This summary term sheet, together with the section titled “Questions and Answers” highlights selected information from this proxy statement and may not contain all of the information that is important to you. We urge you to read carefully this entire proxy statement, including the annexes. We have included page references parenthetically to direct you to a more complete description of the topics referenced in this summary term sheet.

As used in this proxy statement, the terms “we,” “us”, “our”, and the “Company” refer to Wright Investors’ Service Holdings, Inc., references to “Winthrop” refer to the Company’s wholly-owned subsidiary, The Winthrop Corporation, and “Purchaser” refers to Khandwala Capital Management, Inc. The term “Annual Meeting” means the annual meeting of stockholders of the Company to be held on July 16, 2018, to which this proxy statement relates, and the term “board of directors” refers to the board of directors of the Company.

The Sale (page 11)

The Company is the owner and holder of record of all of the issued and outstanding common stock of Winthrop. Pursuant to a Stock Purchase Agreement, dated as of April 11, 2018, by and between the Company, Amit S. Khandwala, the Co-Chief Executive and Chief Investment Officer of Winthrop, and Purchaser, a company principally owned and controlled by Mr. Khandwala, the Company will sell, and Purchaser will buy, all of the issued and outstanding stock of Winthrop, according to the terms and subject to the conditions of the Stock Purchase Agreement. Upon consummation of the purchase and sale of stock as contemplated by the Stock Purchase Agreement, Purchaser will own all of the issued and outstanding stock of Winthrop.

Winthrop, through its wholly-owned subsidiaries Wright Investors’ Service, Inc. (“Wright”), Wright Investors’ Service Distributors, Inc. (“WISDI”) and Wright’s wholly-owned subsidiary, Wright Private Asset Management, LLC (“WPAM”) (collectively, the “Wright Companies”), offers investment management services, financial advisory services and investment research to large and small investors.  Winthrop’s current executive offices are at 177 West Putnam Avenue, Greenwich Connecticut.

Parties Involved in the Sale (page 11)

The parties to the Stock Purchase Agreement are:

•	Wright Investors’ Service Holdings, Inc., as the seller;

•	Khandwala Capital Management, Inc., as the purchaser; and

•	Amit S. Khandwala.

Consideration for the Sale (page 11)

The purchase price for the shares of common stock of Winthrop to be sold to Purchaser in the sale is $6,000,000. In addition, certain intercompany accounts will be settled at the time of closing, which settlement is expected to result in the payment of an immaterial amount from Winthrop to the Company.

The board of directors of the Company is considering the ongoing nature of the business of the Company following the sale of Winthrop. See “THE SALE – Nature of Our Business Following the Sale” on page 23.

Prior to the execution of the Stock Purchase Agreement, Mr. Khandwala provided a broker’s letter as to the possession of sufficient assets, and a representation letter from, the person funding the purchase of his commitment to pay the purchase price.

Solicitation of Proxies (page 7)

The Company’s board of directors is requesting that the stockholders of the Company approve the sale of all of the issued and outstanding stock of the Company’s wholly-owned subsidiary, Winthrop, to Purchaser pursuant to the terms of the Stock Purchase Agreement, as described in this proxy statement.

Because the Company concluded that the sale constitutes the sale of substantially all of the assets of the Company for purposes of the Delaware General Corporation Law, the sale is required by Delaware law to be approved by the stockholders of the Company.

Vote Required to Approve the Sale and Voting Rights (page 8)

For us to complete the sale of Winthrop, stockholders holding at least a majority of the shares of the Company’s common stock outstanding at the close of business on May 30, 2018, the record date for the Annual Meeting, entitled to vote at the Annual Meeting must vote “FOR” the sale proposal. If we fail to obtain the requisite vote for the proposal, we will not be able to consummate the sale as provided for in the Stock Purchase Agreement.

The directors of the Company held voting rights with respect to 7,378,605 shares of the Company’s common stock issued and outstanding on the record date, or 37.86% of the issued and outstanding shares of the Company’s common stock. Our directors, as stockholders, have executed a voting agreement agreeing to vote all these shares of the Company’s common stock in favor of the approval of the Stock Purchase Agreement and the sale, subject to their fiduciary obligations as directors.

Reasons for the Sale (page 12)

The Company’s board of directors has concluded that the sale is in the best interests of the Company and its stockholders. The board of directors considered (i) certain goals and objectives relating to the 2012 acquisition of Winthrop which have not been met; (ii) a sale of Winthrop now provides the opportunity to realize stockholder value from the Winthrop investment; (iii) the Purchaser, among prospective buyers, presented the best offer for Winthrop; (iv) the board of directors has received the fairness opinion dated April 11, 2018 from the Company’s financial advisor, Houlihan Capital, LLC, which stated that as of April 11, 2018, based upon and subject to the factors and assumptions set forth in the fairness opinion, the transaction is fair to the existing shareholders of the Company from a financial point of view; (v) presentations by, and discussions with, our senior management and representatives of our financial and legal advisors; and (vi) the board of directors’ belief that the purchase price under the Stock Purchase Agreement fairly compensates the Company for the business being sold.

Interests of the Directors, Executive Officers and Other Parties (page 22)

No director, executive officer, associate of any director or executive officer of the Company, other than Amit Khandwala, has any substantial interest, direct or indirect, by security holdings or otherwise, in the sale that is not otherwise shared by all other stockholders.

Fairness of the Sale; Opinion of Financial Advisor (page 16)

At a meeting of the Company’s board of directors on April 11, 2018, Houlihan Capital rendered its oral opinion, subsequently confirmed in writing, to the Company’s board of directors that, as of April 11, 2018, based upon and subject to the limitations and assumptions set forth therein, the transaction is fair to the existing shareholders of the Company from a financial point of view.

The full text of the written opinion of Houlihan Capital, dated April 11, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement and is incorporated by reference herein. Houlihan Capital provided its opinion for the information and assistance of the Company’s board of directors in connection with its consideration of the transaction. The Houlihan Capital opinion is not a recommendation as to how any Company stockholder should vote with respect to the transaction or any other matter and is subject to certain assumptions and limitations that are described in the opinion.

The Stock Purchase Agreement (page 25)

The Stock Purchase Agreement provides that the Company will sell all of the issued and outstanding stock of Winthrop to Purchaser, and Purchaser will buy all of the issued and outstanding stock of Winthrop, for the purchase price. Upon consummation of the purchase and sale of the stock of Winthrop as contemplated by the Stock Purchase Agreement, Purchaser will own all of the issued and outstanding stock of Winthrop.

The Stock Purchase Agreement provides, among other things, detailed descriptions of the conditions to the closing of the sale, termination provisions, representations and warranties and covenants made by each of the parties thereto, covenants relating to the conduct of the business of Winthrop by the Company until the closing of the sale, indemnity provisions and liquidated damages related to certain terminations of the Stock Purchase Agreement.

Conditions to Closing of the Sale (page 30)

Closing of the transactions contemplated under the Stock Purchase Agreement is subject to customary closing conditions, including approval of the transaction by the stockholders of the Company, the accuracy of representations and warranties of the parties, the performance of covenants by the respective parties and the absence of litigation regarding the sale.

Assuming the closing conditions are met to the satisfaction of the Company and Purchaser, or waived, a date will be set for closing, which the parties currently anticipate will be on or before July 31, 2018.

Representations and Warranties (page 26)

Our representations and warranties contained in the Stock Purchase Agreement include customary representations regarding the business and the assets of Winthrop, including representations and warranties relating to Winthrop’s formation, legal existence, financial statements and taxes. We also represent our power and authority to enter into and perform our obligations under the Stock Purchase Agreement. Purchaser’s representations and warranties contained in the Stock Purchase Agreement include customary representations regarding, among other things, Purchaser’s formation, legal existence, power and authority to enter into and perform its obligations under the Stock Purchase Agreement, and Purchaser’s ability to fund the purchase price. The representations and warranties of the Company and Purchaser will terminate after one year following the closing, subject to any timely raised indemnity claimed during such one-year period.

Certain Covenants (page 27)

The Stock Purchase Agreement also contains customary covenants and agreements as well as covenants relating to (a) the conduct of Winthrop’s business between April 11, 2018 through the closing, (b) the Company’s right to respond to non-solicited superior proposals, and (c) the efforts of the parties to cause the transactions contemplated by the Stock Purchase Agreement to be consummated.

Indemnification (page 32)

We have agreed to indemnify Purchaser and certain of its related parties from claims up to an amount of $175,000 in connection with any liability or obligation arising out of or based upon:

•	any inaccuracy in any representation or warranty made by the Company;

•	the breach of any covenant or agreement or any misrepresentation made by the Company;

•
any claim by the United States, or any division or agency thereof, that the Company is liable for any income taxes, including any interest or penalties, derived or based upon Winthrop’s operations prior to the closing date; or

•	any failure of the Company to duly perform or pay any obligations of the Company.

Purchaser and Mr. Khandwala have jointly and severally agreed to indemnify us and certain of our related parties from claims up to an amount of $175,000 in connection with any liability or obligation arising out of or based upon:

•	any inaccuracy in any representation or warranty made by Purchaser;

•	the breach of any covenant or agreement or any misrepresentation made by Purchaser;

•	any failure of Purchaser to duly perform or observe any term, provision, covenant or agreement on the part of Purchaser to be performed or observed; or

•	any failure of Purchaser to duly perform or pay any obligations of Purchaser.

Termination of the Stock Purchase Agreement (page 33)

The Stock Purchase Agreement may be terminated prior to closing:

•	by mutual consent of the parties;

•	by Purchaser, if the approval of the sale of Winthrop by the stockholders of the Company is not received;

•	by the Company or Purchaser if certain requisite regulatory approval and other consents are not received;

•
by Purchaser, if the Company fails to disclose any material information about Winthrop or provides any materially inaccurate or misleading information taken as a whole which would have a material adverse effect on the business, and which information was not known to Mr. Khandwala;

•	by Purchaser, if Purchaser is prepared to close and all conditions to Purchaser’s obligation to close have been satisfied by Purchaser and the Company fails to close on the closing date;

•	by the Company, if the Company is prepared to close and all conditions to the Company’s obligations to close have been satisfied by the Company and Purchaser fails to close on the closing date;

•	by the Company or Purchaser, upon written notice to Purchaser and Mr. Khandwala that certain actions by the board of directors with respect to a superior proposal has occurred; and

•
automatically if the closing has not occurred on or before July 31, 2018 solely as a result of unjustified delay on the part of the Company and not as a result of (i) a mutually agreed extension of such cut-off date between the parties or (2) a request or inquiry from a regulatory agency affecting the timing of receipt of the requisite regulatory approvals.

If the Stock Purchase Agreement is terminated by mutual consent or if regulatory consents are not received, all rights and obligations of the parties under the Stock Purchase Agreement terminate.

Purchaser will be entitled to receive from the Company an amount equal to the lesser of (i) $50,000 or (ii) Purchaser’s reasonable attorneys’ fees and expenses incurred to the date of termination if the Stock Purchase Agreement is terminated because;

•	the consent of the stockholders of the Company for the sale of Winthrop is not received;

•	the Company fails to disclose material information or provides misleading information, not known to Mr. Khandwala, which would have a material adverse effect on the business of Winthrop;

•	the Company fails to close if Purchaser is prepared to close and all Purchaser’s obligations to close have been satisfied; or

•	the Company or Purchaser has terminated the Stock Purchase Agreement because certain actions by the board of directors with respect to a superior proposal has occurred.

If the Stock Purchase Agreement is terminated because Purchaser fails to close and the Company is prepared to close and all the Company’s obligations to close have been satisfied, the Company will be entitled to receive from Purchaser an amount equal to the lesser of (i) $50,000 or (ii) the Company’s reasonable attorney fees and expenses incurred to the date of termination. Any termination fees paid by or received by a party are considered liquidated damages.

Non-Solicitation (page 29)

Pursuant to the Stock Purchase Agreement, neither the Company nor Winthrop may:

•
solicit any proposal or offer with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of substantially all of the assets or capital stock of the Company or Winthrop’s subsidiaries (an “Acquisition Proposal”); or

•	engage in any negotiations or discussions concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal.

The Company is not prohibited from:

•
furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited written, bona fide proposal, to acquire the Company and/or Winthrop or substantially all of their assets pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer, stock or asset purchase agreement or other similar transaction and in respect  of which such person has the necessary funds or commitments therefore if:

o
the board of directors of the Company, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is necessary for the board of directors of the Company to comply with its fiduciary duties to stockholders under applicable law;

o
the board of directors of the Company determines in good faith that such Acquisition Proposal is (x) bona fide; (y) would if accepted and consummated result in a transaction that is more favorable to the Company than the transactions contemplated by the Stock Purchase Agreement; and (z) capable of being, and is reasonably likely to be completed without undue delay; and

o
prior to taking such action, the Company provides reasonable notice to Purchaser and Mr. Khandwala to the effect that it is taking such action (an Acquisition Proposal meeting each of the foregoing requirements is referred to as a “Superior Proposal”); or

•
publicly announcing or failing to make, withdrawing or modifying its recommendation that the Company stockholders approve the sale or recommending, approving or proposing to recommend or approve a Superior Proposal in (any such action, an “Adverse Action”).

If the Company determines to take an Adverse Action, then prior to taking such Adverse Action, the Company will notify Purchaser and Mr. Khandwala and provide a copy of the Superior Proposal and all material terms.  Purchaser and Mr. Khandwala will have five days after receipt of such notice to submit to the Board of Directors of the Company a counter proposal (the “Purchaser’s Counter Proposal”).  The Board of Directors of the Company will then have five business days to evaluate Purchaser’s Counter Proposal and to notify Purchaser and Mr. Khandwala as to whether it accepts Purchaser’s Counter Proposal.

If the Board of Directors of the Company determines in its reasonable judgment that Purchaser’s Counter Proposal is at least equal to the Superior Proposal, i.e. the total value or consideration to be received by the shareholders of the Company is substantially the same, then the Board of Directors of the Company will accept Purchaser’s Counter Proposal and proceed with the terms of the Agreement, as modified by Purchaser’s Counter Proposal.  However, if Purchaser and Mr. Khandwala elect not to submit a Purchaser’s Counter Proposal or if the Board of Directors of the Company determines in its or their reasonable judgment that Purchaser’s Counter Proposal that was submitted does not equal or exceed the Superior Proposal, then the Board of Directors of the Company will provide to Purchaser and Mr. Khandwala notice thereof and the Company will be free to take the Adverse Action.

Post-Closing Covenants (page 30)

Pursuant to the Stock Purchase Agreement:

•	the Company and its directors and officers cannot solicit Winthrop clients for one year;

•	the Company and its directors and officers cannot solicit Winthrop employees to work for the Company for two years;

•	the parties will cooperate on tax filings; and

•	Purchaser will continue to pay rent at the Company’s headquarters until it vacates the premises.

Failure to Approve or Close the Sale (page 24)

If the stockholders do not approve the sale, the sale will not close and the Stock Purchase Agreement will terminate. Certain conditions to the closing of the sale are discussed under “THE STOCK PURCHASE AGREEMENT” beginning on page 30. If holders of a majority of the shares of the Company’s common stock outstanding entitled to vote at the Annual Meeting do not vote in favor of the transaction, in person or by proxy, the sale of Winthrop will not close.

Use of Proceeds From the Sale (page 23)

Our board of directors will consider strategic uses for the sale proceeds and the ongoing nature of the business of the Company following the sale of Winthrop.  See “THE SALE – Nature of Our Business Following the Sale” on Page 23.

Nature of Business Following the Sale (page 23)

Following the sale of Winthrop, we will continue to be a public company. We also intend to evaluate and potentially explore all available strategic options. We will continue to work to maximize stockholder value. Such strategic options may include acquisition of an investment advisory business, acquisition of a financial services business, creating partnerships or joint ventures for those or other businesses and investing in other businesses that provide attractive opportunities for growth. The directors will also consider alternatives for distributing some or all of the proceeds to stockholders. Until such time as a decision is made as to how the proceeds from the sale of Winthrop and other liquid assets of the Company are so deployed, we intend to invest the proceeds and our other liquid assets in high-grade, short-term investments (such as cash and cash equivalents) consistent with the preservation of principal, maintenance of liquidity and avoidance of speculation.

Immediately following consummation of the sale, we will have no or nominal operations. As a result, we believe that at such time we will be a “shell company”, as defined in Rule 405 of the Securities Act of 1933, as amended, or the Securities Act, and Rule 12b-2 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. If we become a shell company, our stockholders will be unable to utilize Rule 144 of the Securities Act, or Rule 144 to sell “restricted stock” as defined in Rule 144 or otherwise use Rule 144 to sell stock of the Company, and we would be ineligible to utilize registration statements on Form S-3 or Form S-8 for so long as we remain a shell company and for 12 months thereafter. Among other things, as a consequence, the offering, issuance and sale of our securities is likely to be more expensive and time consuming and may make our securities less attractive to investors.

Although the Company is not engaged in the business of investing, reinvesting, or trading in securities, and the Company does not hold itself out as being engaged in those activities, following the closing of the sale, the Company will likely be an “inadvertent investment company” under section 3(a)(1)(C) of the Investment Company Act. The Company will fall within the scope of section 3(a)(1)(C) if the value of its investment securities (as defined in the Investment Company Act) is proposed to be more than 40% of its total assets (exclusive of government securities and cash and certain cash equivalents) following the closing of the sale.

See “Risk Factors” on page 63 and “Risk Factors” on page 64.

The Company does not intend to be regulated as an investment company under the Investment Company Act and, therefore, will rely on certain SEC no-action letters and other SEC guidance, including the “transient investment company” Rule 3a-2 under the Investment Company Act. That rule provides a one year grace period for companies that might otherwise be required to register as an investment company where the company has, as does the Company currently, a bona fide intent to be primarily engaged as soon as reasonably possible (but in any event, within one year), in a business other than that of investing, reinvesting, owning, holding or trading in securities.

Appraisal Rights (page 66)

Holders of the Company’s common stock will not be entitled to appraisal rights in connection with the sale under the Delaware General Corporation Law.

Regulatory Matters (page 65)

There are no material federal or state regulatory requirements that must be complied with, or approvals that must be obtained, for the completion of the sale, other than the filing of this proxy statement, in preliminary and definitive form, with the Securities and Exchange Commission (the “SEC”).

Material U.S. Federal Income Tax Consequences (page 65)

The sale of the stock of Winthrop will be a taxable transaction for us. We will realize gain or loss measured by the difference between the proceeds received by us on such sale and our tax basis of the Winthrop stock. We believe the sale will produce a capital loss.

The sale of the stock of Winthrop will not result in any direct federal income tax consequences to our stockholders. For a more detailed explanation of the U.S. federal income tax consequences to the sale and the subsequent transfers relating to the Company, see “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES” beginning on page 65 of this proxy statement.

Tax matters are complex, and the tax consequences of the sale and their effect on you will depend on the facts of your particular situation. You are urged to consult with your own tax advisor with respect to your own individual tax consequences.

Recommendation of Our Board of Directors with Respect to the Sale of Winthrop

After careful consideration, our board of directors unanimously recommends that you vote “FOR” the proposal to approve the sale of all the issued and outstanding common stock of Winthrop pursuant to the terms of the Stock Purchase Agreement, thereby authorizing the Company to consummate the sale pursuant to the terms of the Stock Purchase Agreement.

Election of Directors and Advisory Votes on Executive Compensation Matters

In addition to voting on the sale of Winthrop, the stockholders of the Company will be asked to consider and vote upon customary matters for the Annual Meeting:

•	Electing four directors of the Company (page 67);

•	Advisory approval of the Company’s executive compensation (page 78);

•	Advisory vote on the frequency of executive compensation votes (page 78) and

•	Ratifying appointment of independent auditors for 2018 (page 79).

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
 EACH OF THESE MATTERS.

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
177 West Putnam Avenue
 Greenwich, Connecticut 06830

PROXY STATEMENT FOR ANNUAL MEETING
 OF STOCKHOLDERS TO BE HELD ON MONDAY, JULY 16, 2018

PROXY STATEMENT

This proxy statement is being furnished to the stockholders of Wright Investors’ Service Holdings, Inc., a Delaware corporation, in connection with the solicitation of proxies by the board of directors of the Company for use at the Annual Meeting of stockholders (including any adjournment or postponement thereof, the Annual Meeting) to be held on July 16, 2018, at 10:00 a.m. Eastern Time, at 177 West Putnam Avenue, Greenwich, Connecticut.

We intend to mail this proxy statement, including Annexes and the accompanying proxy card, on or about June [  ], 2018, to all stockholders entitled to vote at the Annual Meeting.

GENERAL

The holders of record of shares of common stock of the Company at the close of business on May 30, 2018 are entitled to notice of, and to vote such shares at, the Annual Meeting. On May 30, 2018, there were 19,476,070 shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares outstanding on the record date entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each stockholder is entitled to one vote, in person or by proxy, for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting.

Abstentions and broker non-votes are included in determining the number of shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes occur when a broker returns a proxy but does not have discretionary authority to vote on a particular proposal or voting instructions from the beneficial owner.

At the Annual Meeting, stockholders will be asked to vote upon the following:

1.
Approving the sale of all of the issued and outstanding stock of the Company’s wholly-owned subsidiary, The Winthrop Corporation, to Khandwala Capital Management, Inc. pursuant to the terms of a Stock Purchase Agreement, as described in the accompanying proxy materials;

2.	Electing four directors of the Company;

3.	Advisory approval of the Company’s executive compensation;

4.	Advisory vote on the frequency of executive compensation votes;

5.	Ratifying the appointment of EisnerAmper LLP as independent auditors for 2018; and

6.	Acting upon such other business as may properly come before the Annual Meeting.

Certain proposals are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions. With respect to the proposals to sell Winthrop, election of directors, advisory say-on-pay resolution on executive compensation, and say-on-pay frequency options, which are “non-routine” proposals, brokers may not vote on such proposals unless they have received voting instructions from the beneficial owner.

The proposal to sell Winthrop requires the favorable vote of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting. Thus, an abstention or a broker non-vote will have the effect of a vote against the proposal to sell Winthrop.

Election of the four director nominees requires the favorable vote of a plurality of the votes cast for the election of directors at the Annual Meeting. The four nominees receiving the most votes will be elected as directors. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Abstentions and broker non-votes are not treated as votes cast and therefore will not affect the outcome of the election of directors.

The approval of the advisory say-on-pay resolution on executive compensation will be decided by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will be counted; they will have the same effect as a vote against the matter. Broker non-votes will be disregarded.

The say-on-pay frequency option that receives the highest number of votes cast by holders of shares present in person or represented by proxy at the meeting and entitled to vote will be the advisory shareholder selection for the frequency of holding executive compensation votes. Abstentions and broker non-votes will have no impact on the selection of the frequency option.

The approval of the ratification of the appointment of the auditors will be decided by the affirmative vote of the holders of a majority of the votes represented by the outstanding shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will be counted; they will have the same effect as a vote against the matter. Broker non-votes will be disregarded.

Shares of common stock represented by proxies received in time for the Annual Meeting will be voted as specified in the proxy. Unless contrary instructions are given, the proxy will be voted FOR the proposal to sell Winthrop, FOR the election of the director nominees, FOR the approval of the advisory say-on-pay resolution on executive compensation, FOR the one-year option on the say-on-pay frequency, and FOR the ratification of independent auditors.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned, your proxy will remain valid and may be voted at the adjourned meeting. You still will be able to revoke your proxy until it is voted. As of the date of this proxy statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than the matters described above.

Stockholders may vote by completing and mailing the included proxy card to the Company so that it is received by the Company prior to July 15, 2018. A proxy may be revoked if, prior to the exercise of the proxy, the Secretary of the Company receives either a written revocation of that proxy or a new proxy bearing a later date. You will be able to change your vote as many times as you wish prior to the Annual Meeting and the last vote received chronologically will supersede all prior votes. A proxy may also be revoked by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

This proxy solicitation is being made by the board of directors, and the expense of preparing, printing, making available and mailing proxy materials is being paid by the Company. In addition to the use of the internet or mails, proxies may be solicited personally, by electronic mail, by facsimile or by telephone by our directors, officers or regular employees of the Company without additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send a notice of the meeting and, if requested, proxies and proxy materials to the beneficial owners of stock. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending notices and proxy materials to the beneficial owners of our common stock.

In some instances, we may deliver to multiple stockholders sharing a common address only one copy of the notice of this meeting. If requested by phone or in writing, we will promptly provide a separate copy of the notice and, if requested, this proxy statement and its attachments to a stockholder sharing an address with another stockholder. To notify the Company, you may write Wright Investors’ Service Holdings, Inc., Attn: Corporate Secretary, 177 West Putnam Avenue, Greenwich, Connecticut 06830, or call the Company at 914-242-5700. Stockholders sharing an address who currently receive multiple copies of the notice and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.

Smaller Reporting Company

The Company has elected to prepare this proxy statement and its annual and periodic reports as a “Smaller Reporting Company” pursuant to the rules of the SEC.

QUESTIONS AND ANSWERS

Following are some commonly asked questions that may be raised by our stockholders and answers to each of those questions.

Q:	When and where will the Annual Meeting take place?

A:            The Annual Meeting will be held on Monday, July 16, 2018, at 177 West Putnam Avenue, Greenwich, Connecticut, beginning at 10:00 a.m. Eastern time.

Q:	Who is soliciting my vote?

A:            The vote being sought by this proxy statement is being solicited by the board of directors of the Company.

Q:	What am I being asked to vote on at the Annual Meeting?

A:            At the Annual Meeting, you will be asked to vote upon the following:

•
a proposal to approve and authorize the sale of all of the issued and outstanding stock of the Company’s wholly-owned subsidiary, Winthrop, to Purchaser pursuant to the terms of the Stock Purchase Agreement, a copy of which is attached to this proxy statement as Annex A;

•	the election of four nominees to the board of directors;

•	the approval of the advisory say-on-pay resolution on executive compensation;

•	the selection of a say-on-pay frequency option;

•	ratification of the appointment of independent auditors for 2018; and

•	such other matters as may properly come before the Annual Meeting.

Q:	How does the board recommend that I vote on the proposal for the sale?

A:            The board of directors unanimously recommends that you vote FOR the proposal to sell Winthrop, FOR the election of the director nominees, FOR the approval of the advisory say-on-pay resolution on executive compensation, FOR the one-year option on the say-on-pay frequency and FOR the ratification of the appointment of independent auditors for 2018.

Q:	How do I vote?

A:            Sign and date each proxy card you receive and return it in the enclosed envelope prior to the Annual Meeting.

Q:	Can I change my vote?

A:            Yes. You may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by taking any of the following actions:

•
filing a written notice of revocation with our Corporate Secretary at our principal executive office (177 West Putnam Avenue, Greenwich, Connecticut 06830) which must be received prior to the date of the Annual Meeting;

•	filing a properly executed proxy showing a later date with our Corporate Secretary at our principal executive office which must be received prior to the date of the Annual Meeting; or

•	attending the Annual Meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

Q:	What shares are included on the proxy card(s)?

A:            The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

Q:	What does it mean if I get more than one proxy card?

A:            If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.

Q:	Who is entitled to vote at the Annual Meeting?

A:            Only holders of record of our common stock as of the close of business on May 30, 2018 are entitled to notice of, and to vote at, the Annual Meeting.

Q:	How many shares were outstanding on the record date?

A:            At the close of business on May 30, 2018, the record date, there were 19,476,070 shares of common stock outstanding and entitled to vote. A stockholder may vote (a) shares that are held of record directly in the stockholder’s name, and (b) shares held for the stockholder, as the beneficial owner, through a broker, bank or other nominee. At the meeting, each outstanding share of common stock will be entitled to one vote.

Q:	What is a “quorum” for purposes of the Annual Meeting?

A:            In order to conduct business at the Annual Meeting, a quorum must be present. A “quorum” is a majority of the outstanding shares entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What vote is required to approve the proposals?

A:            Once a quorum has been established,

•
holders of at least a majority of our outstanding shares entitled to vote at the Annual Meeting must vote “FOR” the proposal to approve and authorize the sale of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Winthrop, to Purchaser to be approved and authorized;

•	the four nominees for election to the board of directors receiving the most votes cast at the Annual Meeting by the holders of the common stock will be elected directors;

•
the approval of the advisory say-on-pay resolution on executive compensation will be decided by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote;

•
the say-on-pay frequency option that receives the highest number of votes cast by holders of shares present in person or represented by proxy at the meeting and entitled to vote will be the advisory shareholder selection for the frequency of holding executive compensation votes; and

•
the approval of the ratification of the appointment of the auditors will be decided by the affirmative vote of the holders of a majority of the votes represented by the outstanding shares present in person or represented by proxy at the meeting and entitled to vote.

Q:	What is the effect of broker non-votes or what happens if I abstain?

A:            If your shares are held in street name, your broker will vote your shares for you only if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your broker cannot vote your shares of common stock without specific instructions from you. Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum.

For purposes of determining the outcome of the proposal to approve the sale of Winthrop, broker non-votes and abstentions will have the effect of a vote against the proposal.

Directors are elected by a plurality of votes cast, so abstentions and broker non-votes will not affect the outcome of the election of directors.

With respect to the advisory say-on-pay resolution on executive compensation, abstentions will be counted and will have the same effect as a vote against the matter. Broker non-votes will be disregarded.

With respect to the say-on-pay frequency option, abstentions and broker non-votes will have no impact on the selection of the frequency option.

With respect to the ratification of the appointment of independent auditors for 2018, abstentions will be counted and will have the same effect as a vote against the matter. Broker non-votes will be disregarded.

Q:	How will voting on any other business be conducted?

A:            Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Harvey Eisen and Ira J. Sobotko, to vote on such matters at their discretion.

Q:	Who will bear the cost of this solicitation?

A:            We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the use of the internet or mails, our directors, officers and regular employees (acting without additional compensation) may solicit proxies personally or by telephone, email, facsimile or direct contact.

Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send a notice of the meeting and, if requested, proxies and proxy materials to the beneficial owners of stock. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending notices and proxy materials to the beneficial owners of our common stock.

Q:	How can I find out the result of the vote?

A:            The Company will promptly notify stockholders of the results of the vote following the Annual Meeting through the issuance of a press release or the filing with the SEC of a Current Report on Form 8-K, or both.

Q:	Who can help answer my other questions?

A:            If you would like additional copies, without charge, of this proxy statement or if you have questions about the procedures for voting your shares, you should call our Corporate Secretary, Ira J. Sobotko, at 914-242-5700.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act, reflecting management’s current expectations. Although we believe that our expectations are based upon reasonable assumptions, there can be no assurances that any transactions described herein will be realized. Our forward looking statements, including those relating to consummation of the sale of Winthrop and satisfaction of the other conditions and contingencies to the consummation of the sale of Winthrop, are based on our assumptions, estimates and projections about the Company and the Winthrop business and involve significant risks and uncertainties, including: the risk that the transaction will not be consummated; the risk that conditions and other contingencies to consummation and closing will not occur; the risk that any costs and liabilities to be incurred in connection with effecting the transaction may differ from or be greater than anticipated; and the effect of any regulatory approvals or conditions. Numerous factors may affect our actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of our company. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words, “believes,” “may,” “will,” “estimates,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. We assume no obligation to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

THE ANNUAL MEETING; VOTING RIGHTS AND SOLICITATION OF PROXIES

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the Annual Meeting.

When and Where the Annual Meeting Will Be Held

The Annual Meeting will be held on Monday, July 16, 2018, at 177 West Putnam Avenue, Greenwich, Connecticut, beginning at 10:00 a.m. Eastern time.

What Will Be Voted Upon

At the Annual Meeting, holders of shares of the Company’s common stock on the record date will consider and vote on the following proposals:

•
A proposal to sell of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Winthrop, to Purchaser pursuant to the terms of a Stock Purchase Agreement, as described in the accompanying proxy materials;

•	the election of four nominees for election to the board of directors;

•	the approval of the advisory say-on-pay resolution on executive compensation;

•	the selection of a say-on-pay frequency option;

•	the approval of the ratification of the appointment of the independent auditors; and

•	such other business as may properly come before the Annual Meeting.

Record Date; Voting Securities; Quorum

Only holders of record of shares of the Company’s common stock at the close of business on May 30, 2018, the record date for our Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

On the record date, 19,476,070 shares of the Company’s common stock were issued and outstanding and held by approximately 750 holders of record.

Holders of record of the Company’s common stock on the record date are entitled to one vote per share at the Annual Meeting on the proposal. The inspector of election appointed for our Annual Meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

A quorum is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the shares of the Company’s common stock outstanding on the record date entitled to vote at the Annual Meeting are present, in person or by proxy. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Shares voting against the proposal will not be voted in favor of adjournment. Abstentions count as present for establishing a quorum for the transaction of all business.

Solicitation of Proxies

The Company’s board of directors is requesting that the stockholders of the Company vote:

•	FOR the sale of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Winthrop, to Purchaser pursuant to the terms of the Stock Purchase Agreement;

•	FOR the election of all of the director nominees;

•	FOR the approval of the advisory say-on-pay resolution on executive compensation;

•	FOR the one-year option on the say-on-pay frequency; and

•	FOR the ratification of the appointment of independent auditors for 2018.

Because the Company concluded that the sale of Winthrop constitutes the sale of substantially all of the assets of the Company for purposes of the Delaware General Corporation Law, the sale is required by that Delaware statute to be approved by the stockholders of the Company.

Votes Required for Approval and Voting Rights

For us to complete the Winthrop sale, stockholders holding at least a majority of the shares of the Company’s common stock outstanding at the close of business on the record date, entitled to vote at the Annual Meeting must vote “FOR” the proposal to sell all of the issued and outstanding common stock of Winthrop pursuant to the terms of the Stock Purchase Agreement. If we have insufficient votes to approve the sale at the Annual Meeting, even if a quorum is present, we expect that the Annual Meeting will be adjourned to solicit additional proxies. If we fail to obtain the requisite vote for approval and authorization of the sale, we will not be able to consummate the sale of Winthrop as provided for in the Stock Purchase Agreement.

Election of the four director nominees requires the favorable vote of a plurality of the votes cast for the election of directors at the Annual Meeting. The four nominees receiving the most votes will be elected as directors. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Abstentions and broker non-votes are not treated as votes cast and therefore will not affect the outcome of the election of directors.

The approval of the advisory say-on-pay resolution on executive compensation will be decided by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will be counted and will have the same effect as a vote against the matter. Broker non-votes will be disregarded.

The say-on-pay frequency option that receives the highest number of votes cast by holders of shares present in person or represented by proxy at the meeting and entitled to vote will be the advisory shareholder selection for the frequency of holding executive compensation votes. Abstentions and broker non-votes will have no impact on the selection of the frequency option.

The approval of the ratification of the appointment of the auditors will be decided by the affirmative vote of the holders of a majority of the votes represented by the outstanding shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will be counted and will have the same effect as a vote against the matter. Broker non-votes will be disregarded.

The directors of the Company held voting rights with respect to 7,378,605 shares of the Company’s common stock issued and outstanding on the record date, or 37.8% of the issued and outstanding shares of the Company’s common stock. Our directors, as stockholders, executed a voting agreement with Purchaser to vote all these shares of the Company’s common stock in favor of the approval of the sale of Winthrop, subject to their fiduciary duties as directors.

Voting Your Shares and Changing Your Vote

You may vote by proxy or in person at the Annual Meeting.

Voting in Person — If you intend to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder (your broker, bank or nominee) of the shares authorizing you to vote at the Annual Meeting.

Voting by Proxy — All shares represented by properly executed proxies received in time for the Annual Meeting will be voted in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted FOR the approval and authorization of the sale.

Revocation of Proxy — Submitting a proxy on the enclosed form does not preclude a stockholder from voting in person at the Annual Meeting. A stockholder of record may revoke a proxy at any time before it is voted by filing with our corporate secretary a duly executed revocation of proxy, by submitting a duly executed proxy to our corporate secretary with a later date or by appearing at the Annual Meeting and voting in person. A revocation or later dated proxy must be received by our Corporate Secretary prior to the date of the Annual Meeting. A stockholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder’s previous proxy. Attendance at the Annual Meeting without voting will not by itself revoke a proxy. If your shares are held in street name, you must contact your broker, bank or nominee to revoke your proxy.

How Proxies are Counted

Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR ALL” of the director nominees. Only shares affirmatively voted FOR the other proposals, including the proposal to sell all of the issued and outstanding common stock of Winthrop pursuant to the terms of the Stock Purchase Agreement, and properly executed proxies that do not contain voting instructions, will be counted as votes for the proposal.

Shares of the Company’s common stock held by persons attending the Annual Meeting but not voting, shares of common stock for which we received proxies but with respect to which holders of those shares have abstained from voting on the sale, and broker non-votes, will have the same effect as votes against the proposal to sell Winthrop.

Directors are elected by a plurality of votes cast, so abstentions and broker non-votes will not affect the outcome of the election of directors.

With respect to the advisory say-on-pay resolution on executive compensation, abstentions will be counted and will have the same effect as a vote against the matter. Broker non-votes will be disregarded.

With respect to the say-on-pay frequency option, abstentions and broker non-votes will have no impact on the selection of the frequency option.

With respect to the ratification of the appointment of independent auditors for 2018, abstentions will be counted and will have the same effect as a vote against the matter. Broker non-votes will be disregarded.

Cost of Solicitation

We are soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders, which includes the costs of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the use of the internet or mails, our directors, officers and regular employees (acting without additional compensation) may solicit proxies personally or by telephone, email, facsimile or direct contact.

Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send a notice of the meeting and, if requested, proxies and proxy materials to the beneficial owners of stock. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending notices and proxy materials to the beneficial owners of our common stock.

ITEM 1: APPROVAL OF THE SALE OF WINTHROP

PARTIES INVOLVED IN THE SALE

Wright Investors’ Service Holdings, Inc.

The Company was incorporated on March 10, 1998. The Company’s common stock is quoted on the OTC Pink Sheets and is traded under the symbol “WISH”. The Company is a Delaware corporation with its principal office at 177 West Putnam Avenue, Greenwich, Connecticut 06830, telephone (914) 242-5700.

On December 19, 2012, the Company acquired Winthrop, and substantially all of the Company’s business operations are carried out through Winthrop and its subsidiaries. The Company’s assets currently consist of its 100% ownership interest in Winthrop, and cash and cash equivalents, which were $5.68 million at March 31, 2018.

The Winthrop Corporation

Winthrop, through its wholly-owned subsidiaries Wright Investors’ Service, Inc. (“Wright”), Wright Investors’ Service Distributors, Inc. (“WISDI”) and Wright’s wholly-owned subsidiary, Wright Private Asset Management, LLC (“WPAM”) (collectively, the “Wright Companies”), offers investment management services, financial advisory services and investment research to large and small investors, both taxable and tax exempt.  For more than 50 years, the Wright Companies have assisted institutions, plan sponsors, bank trust departments, trust companies and individual investors in achieving their financial objectives.  The management approach is to invest assets prudently by balancing risk and return.  Winthrop’s current business address is 177 West Putnam Avenue, Greenwich, Connecticut 06830, telephone:  203-783-4400.

Khandwala Capital Management, Inc.

The Purchaser, Khandwala Capital Management, Inc., is a Connecticut corporation, formed on April 4, 2018.  The Purchaser’s current business address is 5 Mayfair Place, Trumbull, CT 06611, telephone:  203-685-1438.  Purchaser was formed by its principals for the purpose of acquiring Winthrop.

THE SALE

The Sale; Consideration for the Sale

On April 11, 2018, the Company and Purchaser entered into a Stock Purchase Agreement pursuant to which the Company will sell, and Purchaser will purchase for cash, all of the issued and outstanding shares of common stock of the Company’s wholly-owned subsidiary, Winthrop.

The aggregate purchase price for the shares of Winthrop common stock to be sold to Purchaser in the sale is $6,000,000. In addition, certain intercompany accounts will be settled at the time of closing, which settlement is expected to result in the payment of an immaterial amount from Winthrop to the Company.

The purchase price is payable by Purchaser in cash at the closing. In connection with the funding of the purchase price, Mr. Khandwala provided a broker’s letter as to sufficient assets of, and a representation letter from, the person funding the purchase of his commitment to pay the purchase price.

Post-Closing Covenants, Non-Solicitation, Tax Filings and Rent

The Company has agreed to certain limitations with respect to Winthrop’s clients and employees following the closing, and the parties have agreed on cooperation on tax filings and rent.  Pursuant to the Stock Purchase Agreement, following the closing:

•	the Company and its directors and officers cannot solicit Winthrop clients for one year;

•	the Company and its directors and officers cannot solicit Winthrop employees to work for the Company for two years;

•	the parties will cooperate on tax filings; and

•	Purchaser will continue to pay rent at the Company’s headquarters until it vacates the premises.

Background of and Reasons for the Sale

Background

The Company's board of directors considered the performance of Winthrop's businesses at multiple meetings following the 2012 acquisition.  By late 2016, the directors believed that goals and objectives from the acquisition would not be met and the board of directors informally began discussing a possible sale of Winthrop or some other strategic transaction.

Between March 2017 and June 2017, Mr. Eisen had conversations with two potential purchasers in the investment management business. However, those discussions ended, in one case, without a term sheet being delivered, and in the other case, because the form and amount of the proposed consideration were deemed unacceptable.

On July 25, 2017, Mr. Donovan, a member of the board of directors, by email to the other directors, shared with them his observations and recommendations with respect to the Company, which included selling Winthrop to one or more of its key employees for a fair price, and engaging a qualified firm to verify a fair price.

On August 1, 2017, the board of directors held a telephonic meeting to consider the observations and recommendations of Mr. Donovan.  That morning, prior to the meeting, Mr. Eisen received a proposal from Mr. Khandwala to purchase Winthrop for $4.9 million, including the assumption of all Winthrop liabilities, with an expiration date on the proposal of August 14, 2017.  During the meeting that afternoon, Mr. Eisen updated the directors on discussions with potential purchasers, at a higher valuation than Mr. Khandwala’s proposal, subject to due diligence and possible additional qualifications.  The board of directors also discussed the need to retain a third party to evaluate Mr. Khandwala’s proposal.

On August 2, 2017, Mr. Eisen advised Mr. Khandwala that the board of directors, in the exercise of its fiduciary duty to stockholders, was in the process of retaining a third party to evaluate his proposal as well as other potential transactions.

On August 15, 2017, the board of directors sent Mr. Khandwala a request for an extension on the expiration of his proposal.  The request also informed Mr. Khandwala that the board was continuing the process of hiring a third party to assist in evaluating Mr. Khandwala’s offer.

On August 22, 2017, Mr. Khandwala resubmitted to Mr. Eisen his proposal to purchase Winthrop with an extended expiration date of September 15, 2017.

On August 23, 2017, the board of directors held a telephonic meeting to discuss the resubmitted offer from Mr. Khandwala.  During the meeting, the board of directors expressed the view that the proposed purchase price was low and the directors recommended that the Company consider obtaining an independent valuation.  Mr. Eisen reviewed with the directors his discussions with various investment banking firms, and the board of directors resolved that Mr. Eisen should review the terms and cost of engaging an investment banker and/or valuation firm.

On September 12, 2017, Mr. Eisen, by letter, advised Mr. Khandwala that the directors' preliminary analysis was that his proposed purchase price did not accurately reflect Winthrop's value, and that, in light thereof, the directors were going to continue their evaluation process.

On September 14, 2017, Mr. Khandwala responded by letter, expressing disappointment with the progress on his proposal and the board’s preliminary evaluation of the proposed purchase price.  In his letter he urged the board to recognize the strategic advantages of his offer and the ongoing risk to client retention from the Company's declining stock price.

On September 18, 2017, Mr. Donovan sent an email to the other directors reporting that, at Mr. Eisen's request, he had spoken with Mr. Khandwala regarding entering into a written employment contract with Winthrop, but that the parties were unable to agree on employment terms.

During November 2017, Mr. Eisen had conversations and meetings with potential investment management purchasers. One of them subsequently advised it had no interest in pursuing any transaction, while the other prospect continued to show interest.

On November 15, 2017, the board of directors held a telephonic meeting during which Mr. Eisen informed the directors of discussions with an investment management firm that was a potential purchaser of Winthrop. The directors instructed Mr. Eisen to continue that discussion.  At that meeting, Mr. Eisen also updated the directors on discussions with Mr. Khandwala, advising that Mr. Khandwala had increased his offer to purchase Winthrop to $5.5 million payable in cash which included the assumption of all Winthrop liabilities.

At that same November 15, 2017 directors' meeting, Mr. Eisen introduced Mr. Harold Kahn of Vela Capital Advisors, LLC. He described Mr. Kahn's background as an independent consultant with significant experience in providing financial advisory services and operational improvement assistance to asset management firms.  The directors discussed how engaging Mr. Kahn would be helpful on various matters, and determined that the Company should retain him as a consultant to meet and negotiate the terms of an acquisition with Mr. Khandwala.

On November 20, 2016, Mr. Eisen advised Mr. Khandwala that his offer to buy the Company for $5.5 million in cash plus the assumption of all Winthrop liabilities was not acceptable but that a purchase price of $6.5 million in cash plus such liability assumption might be considered favorably by the Company.

Mr. Khandwala, in an email sent to the directors on November 26, 2017, increased his proposed purchase price to $6 million in cash (which included the assumption of all Winthrop liabilities).  As part of this offer, he requested that the directors advise him by December 11, 2017 of the Company's willingness to move forward with the transaction on that basis.  Mr. Khandwala opined that his proposal valued Winthrop at a much higher price than was suggested by either its current financials or the purchase price of recent public transactions of similar asset management firms.  He expressed his intent to work with the directors to effect his purchase of a company that he had worked to build over 32 years.

On November 27, 2017, Mr. Donovan sent an email to the other directors encouraging acceptance of Mr. Khandwala’s revised proposal.

On November 30, 2017, the board of directors held a telephonic meeting for the purpose of discussing Mr. Khandwala’s revised proposal and for receiving an update from Mr. Eisen on his discussions with other potential purchasers.  Mr. Eisen advised the directors that three investment management firms had shown an interest in pursuing a transaction, and that the next step was for each of them to meet Mr. Khandwala, who they viewed, based on his client connections, as a key employee, to retain, if Winthrop was acquired.  The directors discussed how to approach Mr. Khandwala, and decided that the board should explain to Mr. Khandwala that its fiduciary duty to the stockholders required them to meet and pursue discussions with any potential purchasers while still seriously considering his proposal.

On November 30, 2017, Andrea Kantor, the Company's outside general counsel, advised Mr. Khandwala that the directors were in receipt of his email of November 26, 2017, and were considering his revised proposal.  She further advised him that three prospective purchasers had requested to meet with him as a key manager whose ongoing services would be a critical element to any transaction. Mr. Khandwala responded that he would meet with prospective buyers. Subsequently, Mr. Khandwala did meet with prospective buyers.

On December 11, 2017, Ms. Kantor, by email, advised Mr. Khandwala that while the Company continued to meet with prospective purchasers, it did not want to unduly delay responding to his revised proposal. Nonetheless, at that time, Ms. Kantor requested an extension of time for the directors to consider Mr. Khandwala’s offer of November 26, 2017.  In response, Mr. Khandwala extended the deadline on his purchase proposal to January 15, 2018.

On December 19, 2017, Mr. Eisen updated the directors, by e-mail, on the prospective purchasers, all of which were investment management firms.  Two of the prospective purchasers were not interested in acquiring Winthrop primarily based on their high level of uncertainty about retaining assets after any transaction without Mr. Khandwala’s involvement, if a mutually satisfactory employment contract was not executed. Mr. Eisen further advised that the probability of receiving an offer from the third prospective purchaser was low.  He reported that he continued discussions with a fourth potential purchaser.  Mr. Eisen offered that he had emphasized to all prospective purchasers that time was of the essence.

On January 11, 2018, the directors held a telephonic meeting and approved the engagement of McGrath North Mullin & Kratz, PC LLO, as special counsel, to represent the Company in the potential sale of Winthrop.  On January 12, 2017, the law firm of Schmiedeskamp Robertson Neu & Mitchell LLP advised Ms. Kantor that it would be representing Mr. Khandwala in the proposed transaction.  At that point, through Mr. Kantor, the board asked Mr. Khandwala for a further extension of time beyond January 15, 2018 to consider his proposal, and also asked him to provide evidence that he had sufficient acquisition financing available.

On January 16, 2018, Ms. Kantor proposed to counsel for Mr. Khandwala a form of non-disclosure agreement between the parties and requested that Mr. Khandwala execute that non-disclosure agreement.  On January 24, 2018, counsel responded and delivered a revised non-disclosure agreement to Ms. Kantor.  Thereafter, the Company and Mr. Khandwala executed the non-disclosure agreement effective January 25, 2018.

On January 25, 2018, in response to the Company's request, counsel for Mr. Khandwala advised that Mr. Khandwala would demonstrate the availability of sufficient funds to finance the transaction.  On February 9, 2018, the Company was provided a commitment letter confirming financing of approximately $6 million to finance Mr. Khandwala’s purchase of Winthrop pursuant to a definitive agreement acceptable to purchaser and seller.

Mr. Kahn and Mr. Khandwala subsequently discussed the specific terms of a definitive agreement for the purchase of Winthrop.  Drafts of a term sheet were shared and discussed and on February 23, 2018 the Company and Mr. Khandwala signed a non-binding term sheet with proposed terms for a definitive agreement.

On February 26, 2018, the fourth prospective purchaser discussed in Mr. Eisen’s December 19, 2017 board update, an investment management firm, delivered a letter to Mr. Eisen proposing to buy Winthrop for an initial cash payment of $5 million, plus a potential payment 18 months after the sale subject to specified assets remaining under management at that time.

That proposal provided that the purchase price was subject to reduction based on Winthrop's assets under management at closing, for due diligence, and for the purchaser entering into arrangements post-closing with key employees, including Mr. Khandwala.  After discussions with Mr. Kahn, the prospective purchaser revised its proposal and resubmitted an offer on March 5, 2018.  The revised proposal was to buy Winthrop for a $6 million purchase price, with a potential earnout based on both increased revenues during the year following closing and a certain minimum level of equity assets remaining under management at closing.  The revised proposal was subject, further, to due diligence and to the purchaser being able to enter into employee arrangements effective post-closing with key Winthrop employees.

On March 7, 2018 counsel for Mr. Khandwala delivered a draft stock purchase agreement and on March 8, 2018 a draft voting agreement to counsel for the Company.  On March 12, 2018, Mr. Kahn, after consultation with the Company’s counsel, met with Mr. Khandwala to discuss the terms of the draft stock purchase agreement.

On March 15, 2018, the board of directors held a telephonic meeting.  Mr. Eisen advised the other directors that the attorneys for the Company and Mr. Khandwala were in the process of preparing a stock purchase agreement, and once comments had been consolidated and addressed, a meeting of the board of directors would be held to review the proposed agreement.  Mr. Eisen updated the directors on the status of the other prospective purchaser’s proposal, advising that Mr. Khandwala had advised the other purchaser that he did not agree to an employment agreement, under the terms discussed, and that the prospective purchaser, as a consequence, was reevaluating its proposal. The prospective purchaser subsequently communicated orally to Mr. Kahn that it would not be proceeding with efforts to acquire Winthrop.

At the March 15, 2018 board meeting, Mr. Kahn provided a comparison between Mr. Khandwala’s and the other prospective purchaser's proposals noting that Mr. Khandwala’s offer was $6 million which included the assumption of all Winthrop liabilities without contingencies while the other prospective purchaser's proposal was $6 million with contingencies, was subject to due diligence, contained a series of positive and negative adjustments, and required employment contracts for key employees and more extensive indemnities from the Company.  Mr. Khandwala’s proposal was a purchase of Winthrop's stock, and consequently Mr. Khandwala would effectively assume all Winthrop liabilities with no adjustment based on client retention; Mr. Khandwala was offering a floor to the offer price, irrespective of any contingencies, market fluctuations or loss of client assets. The board felt this proposal was preferable over the other purchaser's proposal.  Further, the other proposal included adjustments to price and contingencies which were not a part of Mr. Khandwala's proposal.

On March 20, 2018, counsel for the Company delivered a revised draft of the stock purchase agreement and voting agreement to counsel for Mr. Khandwala.

On March 22, 2018, counsel for the respective parties discussed a number of material issues relative to the stock purchase agreement and voting agreement, including intercompany payables, investment advisor agreements, representations and warranties, and indemnities.  After conferring with the Company's advisers and officers, counsel for the Company delivered to Mr. Khandwala's counsel on March 23, 2018 a further revised draft of the stock purchase agreement and voting agreement.  Among other changes, the revised voting agreement provided that directors who were stockholders would vote as stockholders for the transaction, subject, however, to their fiduciary duties as directors.

Between March 26, 2018 and April 6, 2018, counsel for both parties continued to exchange drafts of the stock purchase agreement and to engage in conferences on open matters with respect to the proposed transaction.

On April 11, 2018, the board of directors held a telephonic meeting.  The purpose of the meeting was to consider the proposed stock purchase agreement providing for the sale of Winthrop to Khandwala Capital Management, Inc., a company principally owned and controlled by Mr. Khandwala.  Prior to the meeting, the directors were provided with a copy of the stock purchase agreement and related voting agreement, with summaries of those agreements supplied by counsel for the Company, and with a valuation analysis of the proposed transaction undertaken by Houlihan Capital, which the Company had retained to provide such an analysis.

During the course of the April 11 meeting, counsel for the Company reviewed for the board of directors certain legal matters under Delaware law with respect to their duty of care and duty of loyalty, their duties in connection with a sale of substantially all of the Company’s operating assets, and other legal matters relevant to the consideration of the stock purchase agreement and related transactions.  Counsel then reviewed, in detail, the material provisions of the stock purchase agreement, the duties of the Company under the stock purchase agreement both prior to and following the closing, the need for stockholders' approval and timing issues.  Counsel responded to questions from the board of directors concerning their fiduciary duties, regulatory requirements for the transactions, representations and warranties, closing conditions, indemnity provisions, and termination clauses among other matters.

Mr. Ted Frecka of Houlihan Capital next presented the analysis prepared by his firm relating to the proposed sale of Winthrop.  He described the methodologies, judgments and assumptions used in developing such analysis.  At the conclusion of this presentation and following questioning from the board of directors, Mr. Frecka advised the directors that Houlihan Capital was prepared to present its written opinion that the transaction, as proposed in the stock purchase agreement, was fair to the existing stockholders of the Company from a financial point of view.

After some further discussions among the directors, the board unanimously approved the stock purchase agreement and voting agreement and directed that a meeting of the Company's stockholders be held for the purpose of approving the transaction.  Upon the conclusion of that meeting, the parties executed the stock purchase agreement and the directors/shareholders executed the voting agreement.

Reasons for the Sale

The Company’s board of directors has concluded that the sale is in the best interests of the Company and its stockholders. In arriving at this conclusion, the board of directors considered a number of factors, including the following factors supporting the sale:

The Company’s goals and objectives from the 2012 acquisition of Winthrop which have not been met.

A sale of Winthrop now provides the opportunity to realize stockholder value from the Winthrop investment.

The Purchaser, among prospective buyers, presented the best offer for Winthrop.

The board of directors has received a fairness opinion dated April 11, 2018 from the Company’s financial advisor, Houlihan Capital, which stated that as of April 11, 2018, based upon and subject to the factors and assumptions set forth in the fairness opinion, the transaction is fair to the existing shareholders of the Company from a financial point of view.

Presentations by, and discussions with, our senior management and representatives of our financial and legal advisors.

The board of directors’ belief that the purchase price under the Stock Purchase Agreement fairly compensates the Company for the business being sold.

Fairness of the Sale; Opinion of Houlihan Capital

At a meeting of the Company’s board of directors on April 11, 2018, Houlihan Capital rendered its oral opinion, subsequently confirmed in writing, to the Company’s board of directors that, as of April 11, 2018, based upon and subject to the factors and assumptions set forth therein, the transaction pursuant to which the Company will sell 100% of the issued and outstanding capital stock of its wholly-owned subsidiary, Winthrop, for cash consideration of $6,000,000 is fair to the existing shareholders of the Company from a financial point of view.

The full text of the written opinion of Houlihan Capital, dated April 11, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement and is incorporated by reference herein. Houlihan Capital provided its opinion for the information and assistance of the Company’s board of directors in connection with its consideration of the sale of Winthrop. The Houlihan Capital opinion is not a recommendation as to how any Company stockholder should vote with respect to the sale of Winthrop or any other matter.

In completing its analysis for purposes of its opinion, Houlihan Capital, among other actions:

•
held discussions with certain members of the Company’s management and reviewed documents regarding the transaction and sales process and the historical performance and future outlook for Winthrop, including:

o	executed term sheet for the sale of Winthrop, dated February 23, 2018;

o	draft Stock Purchase Agreement, dated April 9, 2018;

o	proposal letter from a third party prospective purchaser; and

o	Company-prepared summary of possible transaction discussions.

•	obtained, reviewed and/or analyzed certain information relating to the historical, current and future operations of Winthrop including, but not limited to the following:

o	the Company’s latest reports on Form 10-Q and 10-K and other relevant public documents as filed with the Securities and Exchange Commission;

o	unaudited financial statements and related financial information of Winthrop as of December 31, 2016 and 2017;

o	Winthrop assets under management for the years ended 2012 through 2017;

o	balance of Winthrop federal and Connecticut net operating losses;

o	various Winthrop marketing materials; and

o	2018 budget for Winthrop prepared by the Company’s management.

•	discussed with the Company’s management the status of any Winthrop contingent liabilities and confirmed that any potential related financial exposure has been properly disclosed;

•
reviewed the industry in which Winthrop operates, which included a review of (i) industry research, (ii) comparable publicly traded companies and (iii) mergers and acquisitions of comparable businesses;

•	developed indications of value for Winthrop using generally accepted valuation methodologies; and

•	reviewed certain other relevant, publicly available information, including economic, industry, and Winthrop-specific information.

For purposes of rendering the opinion described above, Houlihan Capital relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of all of the financial, legal, tax, and other information discussed with or reviewed by it, and assumed such accuracy and completeness for purposes of rendering an opinion. In addition, Houlihan Capital did not make an independent evaluation or appraisal of any of the assets and liabilities (contingent or otherwise) of Winthrop, and it was not furnished with any such evaluation or appraisal. Houlihan Capital further relied upon the assurances and representations from senior management of the Company that they are unaware of any facts that would make the information provided to Houlihan Capital to be incomplete or misleading in any material respect. Houlihan Capital has not assumed responsibility for any independent verification of the information nor has Houlihan Capital assumed any obligation to verify the information.

Houlihan Capital provided the following information with respect to its analytical methodologies. Several analytical methodologies were employed and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Each of the analyses conducted was carried out to provide a particular perspective of the transaction. Houlihan Capital did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support its opinion as to the fairness of the transaction. Houlihan Capital did not place any specific reliance or weight on any individual analysis, but instead, concluded that its analyses, taken as a whole, support its conclusion and its opinion. Accordingly, Houlihan Capital believes that its analyses must be considered in their entirety and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the processes underlying the analyses performed by Houlihan Capital in connection with the preparation of its opinion.

In its analysis and in connection with the preparation of its opinion, Houlihan Capital has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the transaction. Its opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated at the date of its opinion.

The opinion does not constitute a recommendation by Houlihan Capital to proceed with the transaction. The opinion relates solely to the question of the fairness of the transaction to the existing shareholders of the Company from a financial point of view.  Houlihan Capital expressed no opinion as to the income tax consequences of the transaction. Houlihan Capital did not provide advice concerning the structure of the transaction, and Houlihan Capital expressed no opinion as to whether any alternative transaction might have resulted in terms and conditions more favorable to the Company or its stockholders than those contemplated by the transaction.

The following is a summary of the material financial analyses delivered by Houlihan Capital to the Company’s board of directors in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Houlihan Capital.

In arriving at its opinion, Houlihan Capital used the following valuation methodologies to evaluate if transaction is fair to the existing shareholders of the Company from a financial point of view:

Income Approach - Capitalization of Earnings Method, which produced a range of values of $5.0 million to $7.2 million.

Market Approach - Guideline Public Company Method, which produced a range of values of $5.6 million to $6.4 million.

Income Approach – Capitalization of Earnings Method.  Management provided Houlihan Capital with a Winthrop budget for 2018.  The budget appears at page 22.

Houlihan calculated the projected enterprise cash flow for 2018 taking into consideration:

•	Adjusted EBITDA

•	Income tax expense

•	Working capital requirements

•	Capital expenditures

Enterprise cash flows were then divided (capitalized) by the cost of capital less a terminal growth rate.

•	Weighted average cost of capital (“WACC”): 18.0%

•	Terminal growth rate: 0.0%

Finally, the following adjustments were made in translating enterprise value to equity value:

•	Add: (1) cash and (2) present value of usable tax net operating losses

•	Subtract: (1) debt and (2) book value of Winthrop’s officers’ retirement bonus liability

Houlihan Capital conducted a sensitivity analysis around the WACC and terminal growth rate to determine a range of values under the Capitalization of Earnings Method of $5.0 million to $7.2 million.

Winthrop  Corporation Capitalization  of  Earnings  Method  -  Calculation  of  Equity  Value As  of  April  9,  2018  11  rhonsands) Capitalization  of  Earnings: Terminal  Cash  1-low 1.022 Capitalization  Multiple  (1  /  (WACC   g)) 5.6 Present  \  due S 5,675 Indicated  Enterprise  Value  -  Controlling,  Marketable  Basis 5,675 Plus:  Cash  and  Cash  Equivalents 417 Less:  Total  Interest  Bearing  Debt  1 (118) Less:  Officers'  Retirement  Bonus  Liability (657) Plus:  Present  Value  of  Federal  NOLs  3 147 Plus:  Present  Value  of  Connecticut  NOLs  4 63 Indicated  Equity  Value  -  Controlling,  Marketable  Basis 5,528  1  As  of  December  31,  2017  2  Present  value  of  estimated  future  payments  under  the  discontinued  Officers'  Retirement  Bonus  Plan,  per  December  31, 2017  balance  sheet.  3  See  Exhibit  C.  4 See  Exhibit  D
  Discount  Rate  17.00% 18.00% 19.00%  -1.0% $5,539 $5,229 $4,951  0.0% 5,873 5,528 5,220  1.0% 2.0% 3.0% 6,248 5,862 5,518 6,674 6,237 5,852 7,160 6,663 6,228

Market Approach – Guideline Public Company Method.  Houlihan Capital searched the universe of publicly traded companies for companies with operations that are similar to Winthrop and identified eight companies in the investment advisory / asset management industry. Houlihan Capital noted that all the companies are significantly larger than Winthrop.

Houlihan utilized various valuation multiples in valuing Winthrop:

•	Enterprise Value to Revenue (latest twelve months and projected 2018)

•	Enterprise Value to EBITDA (latest twelve months and projected 2018)

•	Enterprise Value to Assets Under Management (AUM) (most recent available)

Relative to the guideline public companies, Winthrop exhibits the following characteristics:

•	Smaller size (e.g., revenue, total assets, number of employees, AUM)

•	Weaker growth

•	Slightly lower projected profit margins

•	Less revenue per dollar of AUM

•	Less brand recognition

•	Key person risk

Based on these factors, Houlihan Capital applied multiples near the bottom of the observed range.

Indicated equity values are on a minority, marketable basis.  In order to express on a controlling, marketable basis, a control premium of 25.0% was applied.

Winthrop  Corporation  Guideline  Public  Companies    Conipany  Name Artisan  Partners  Asset  Management  Inc.   Cohen  &  Steers,  Inc_ Diamond  Hill  Investment  Group,  hic_   Puna  Investment  Management,  Inc Silvercrest  Asset  Management  Group  Inc_ U.S.  Global  Investors,  Inc.  Victory  Capital  Holdings,  Inc_ Westwood  Holdings  Group,  Inc_    'ticker Industry NYSE  APAM Asset  Management  and  Custody  Banks NYSE:CNS Asset  Management  and  Custody  Banks NasdaqGS:DRIL Asset  Management  and  Custody  Banks NYSE:PZN Asset  Management  and  Custody   Banks NasdaqGM:SAMG Asset  Management  and  Custody   Banks NasdaqCM:GItOW Asset  Management  and  Custody  Banks NasdaqGS:VCTR. Asset   Management  and  Custody   Banks NYSE:WHG Asset  Management  and  Custody  Banks

Houlihan Capital’s guideline public company analysis is shown below:

The Guideline Public Company analysis indicated a range of $5.6 million to $6.4 million for Winthrop.

     Winthrop  Corporalion Guideline  Public  Company  Method  -  Valuation  Multiplex As  of  April  9,  2018     EV  / EV  / EV  / RV  / Ticker Ce•pamy 1.T191  Revenue 2010  Revenue 1..TH  RRITE/A 2010  Kinn/A RV  /  Alind NYSE:APAM Artisan  Partnas  AssoC  Manaicompit  Inc. 2.25, 2.11x &Mt 5.604 1.57% NYSE-CNS Cullen  &  Slum,  Inc. 4.01x 9_96x 9.554 2.55% NorablqGS.7.DHE. Diamond  11  ill  InsLatracni.  Group,  Inc. 1.50x N/A 7.485 N/A 2.28% NYSEPZN Nana  Inviatracni.  Managkrneni,  Inc 1.10x 1.111x 256x N/A 0.48% Nasclatc611.4:SAMCi Silva:coral  Asset  Nlana,toment  Ciroup I  ..01ix NIA 4.17a. N/A 0A6% NasclaqtatUROW U.S.  Global  lnrators,  Inc. 4.72, NIA 18.58, N/A 4.19% binsdarrGSNCTR Victory  Capital  Holdings,  Inc. 2.89x 2.75x 9,1  ix 7.684 1.92% NYSEWITG Winihnenxi  Holdings  (Irony,  Inc. 2.94x N/A 9.644 NIA 142%  1514x 4.72x 4.01x 18.58, 9.554 4.19% 75th  Perc  en  r ile 3.67x 3.07x 9.724 8.624 2-34% Mean 2.86a 2.500 8.17x 7.614 1.88% Median 2.92o 2.43x 8.30x 7484 1.77% 25th  Pere  enlile 2.04, 1.86x 5.114 6.644 1.30% :51in 1.00, 1.13x 2.56, 5.604
Winthrop  C:orpora  non  Market  Approach  Summary:  Guiehilnr  Public  Compa  ny    Irtheul As  of  April  9,  2018   (S  in  linasoale)    EV  /  ISM  Rerome RV  r  UM Romano EV  r  ISM  EBITEIA EV  /  2611  EDIT  DA BV  r  ACM liManeird  Monk  . S 3.412 S 5.383 0 954 3 1247 3 1.336.816 Soketed  Multiplex 1.680 1.00x. 5.019x. 4.004 940% Imlicated  Eater/n-1m  Valae   MhobrIty,  MmkeLable  Owls S 5.412 S 5583 $ 477/   S 4,966 0 5,347 I. Inroresi  Bearish;  Debt' (118) (1.1.8) 41110 (118) (118) Leas:  flflicere  Roriremoni  Bonus  Liahihry. (91) (637) (637) (6n) (637) Imliratral  Nally Woo   Miumalty,  MarkeLable  Baals $ 4,638 S 4,669 S 3,997 S 4,212 S 4.513  Phu:  Coohol  Plomium  11  25.0% 1,159 1,152 990 1,053 1,143 Imlicatral  Equity  Valor   ComMaire.  blarkelable 9.797 S 5,961 S 4,000 S 5.265 S 5.716 Pius:  co.sh  and  ea*  Uquirak-nCs' 3 417 3 417 S 417 5 417 S 417 Presuer Wu.  of  Federal  1401s 147 147 147 147 147 Plus.:  Prewar  Value  of  Comedicui  MC/1.s 63 63 63 63 63  ladles  tell  Fair  Value  of  C  gal  Cy   C'oal  tali/  og,  Market  wMe  Basis 0.4:5 5 F,30f S 02 5 f0-13    In scus soiso  s.ssi,ms  Immxl  op:o  f real  46 Ss.  eflke  1hI, 1Vracad  pm]  erled  immcsA•  slalemeols,as  applicAle. woe Imo  joskm.l.  comidoixii  ak  sam,  Wattalky.  ignoolk.  and  risk  Ed  Um  5•13,ect  coup:,  Es  mowed  in pill As  of  Member  31.101.7. 4  Iftwal  ',Lee  of  raherard  fun=  peyemslauder  lbe  diricaLimedOlienelialliferWel  Limns per  Mamba.  31.3013  War.  aka

Winthrop Budget

Winthrop’s projected budget for 2018, prepared and supplied by the Company to Houlihan Capital is set forth in the table below. These budget projections represent Winthrop’s management’s estimate for operations for Winthrop for 2018 if the underlying assumptions of the projections are correct. As with any projections, there usually will be differences between projected and actual results because events and circumstances frequently do not occur precisely as expected, and the impact of such differences may be material. The assumptions and estimates underlying the budget projections are inherently uncertain, and though considered reasonable by the management of the Company, are subject to significant business, economic, and competitive uncertainties, many of which are beyond the control of the Company, Winthrop or their respective managements. The actual financial results of Winthrop may vary materially from those set forth in these budget projections, and neither Winthrop nor the Company has any duty to update these budget projections. These budget projections were prepared solely for the use of Houlihan Capital in connection with the preparation of its fairness opinion and have not been updated. The inclusion of financial projections should not be regarded as a representation by Winthrop or the Company that the projected results will be achieved. You are cautioned not to place undue reliance upon these financial projections.

($ in thousands)	Actual 12/31/2017	Projected Period 2018
NET REVENUE
Investment management services	$2,213	$2,228
Other investment advisory services	2,387	2,355
Financial research and related data	812	800
TOTAL NET REVENUE	5,412	5,383

Total Operating Expenses	4,458	4,136
INCOME FROM OPERATIONS	954	1,247

Depreciation and Amortization	433	443
Financial Expense	17	18
Expensed Software	38	-
Officers Retirement Bonus	87	70
INCOME BEFORE TAXES (EBT)	$379	$716

Winthrop Budget Assumptions

In preparing the projected Winthrop budget for 2018 management assumed (1) a slight reduction in operating revenue based primarily on a reduction in number of Winthrop sales team members and (2) an approximately 7% reduction in operating expenses based primarily on the elimination of the compensation of the former Chairman of Winthrop, plus reduced expenses due to the reduction of the Winthrop sales team members, and associated expenses.

Interests of the Directors, Executive Officers and Other Parties

No director, executive officer, associate of any director or executive officer of the Company, other than Mr. Khandwala, has any substantial interest, direct or indirect, by security holdings or otherwise, in the sale that is not otherwise shared by all other stockholders. Our directors, as stockholders, have executed a voting agreement agreeing to vote all these shares in favor of the approval of the sale of all of the issued and outstanding common stock of Winthrop to the Purchaser pursuant to the terms of the Stock Purchase Agreement, subject to their fiduciary obligations as directors.

Use of Proceeds From the Sale

Our board of directors will consider strategic uses for the proceeds of the sale of Winthrop including, without limitation, using such funds to acquire an investment advisory business, to acquire a financial services business, creating partnerships or joint ventures for these or other businesses and investing in other businesses that provide attractive opportunities for growth.  The directors will also consider alternatives for distributing some or all of the proceeds to stockholders. Any balance not so used for such purposes will be invested in high-grade, short-term investments (such as cash and cash equivalents) consistent with the preservation of principal, maintenance of liquidity and avoidance of speculation, until such time as we need to utilize such funds, or any portion thereof.

Nature of Our Business Following the Sale

Following the sale of Winthrop, the Company will continue to be a public company. We currently intend to continue as a public company and make all requisite filings under the Exchange Act in compliance with our Exchange Act reporting obligations for the foreseeable future. We also intend to evaluate and potentially explore all available strategic options. We will continue to work to maximize stockholder interests with a goal of returning value to our stockholders. After the sale of Winthrop, we may develop or acquire a majority interest or at least a controlling interest (as defined for purposes of the Investment Company Act) in one or more operating businesses such that the Company is primarily engaged in a business other than investing, reinvesting, owning, holding or trading in securities. Until such time as the proceeds from the sale of Winthrop and other liquid assets of the Company are so deployed into operating businesses, if at all, we intend to invest the proceeds and our other liquid assets in high-grade, short-term investments (such as cash and cash equivalents) consistent with the preservation of principal, maintenance of liquidity and avoidance of speculation.

Immediately following consummation of the sale, we will have no or nominal operations and will have no source of revenue other than revenue derived from cash and cash equivalents. As a result, we believe that at such time we will be a “shell company”, as defined in Rule 405 of the Securities Act, and Rule 12b-2 of the Exchange Act. If we become a shell company, our stockholders will be unable to utilize Rule 144 to sell “restricted stock” as defined in Rule 144 or otherwise use Rule 144 to sell stock of the Company, and we would be ineligible to utilize registration statements on Form S-3 or Form S-8 for so long as we remain a shell company and for 12 months thereafter. Among other things, as a consequence, the offering, issuance and sale of our securities is likely to be more expensive and time consuming and may make our securities less attractive to investors.

Although the Company is not engaged in the business of investing, reinvesting, or trading in securities, and the Company does not hold itself out as being engaged in those activities, following the closing of the sale, the Company will likely be an “inadvertent investment company” under section 3(a)(1)(C) of the Investment Company Act. The Company will fall within the scope of section 3(a)(1)(C) if the value of its investment securities (as defined in the Investment Company Act) is proposed to be more than 40% of its total assets (exclusive of government securities and cash and certain cash equivalents) following the closing of the sale.

See “Risk Factors — Following the consummation of the sale, we will likely be classified as an inadvertent investment company” on page 63 and “Risk Factors — After the consummation of the sale, we believe that we will be a shell company under the federal securities laws” and page 64.

The Company does not intend to be regulated as an investment company under the Investment Company Act and, therefore, will rely on certain SEC no-action letters and other SEC guidance, including the “transient investment company” Rule 3a-2 under the Investment Company Act. That rule provides a one year grace period for companies that might otherwise be required to register as an investment company where the company has, as does the Company currently, a bona fide intent to be primarily engaged as soon as reasonably possible (but in any event, within one year), in a business other than that of investing, reinvesting, owning, holding or trading in securities.

However, if the Company were deemed an “investment company” requiring registration under the Investment Company Act, applicable restrictions could make it impractical for the Company to continue its business as contemplated and could have a material adverse effect on the Company’s business. In the event that the Company were to be required to register as an investment company under the Investment Company Act, the Company would be forced to comply with substantive requirements under the Act, including: (i) limitations on our ability to borrow; (ii) limitations on our capital structure; (iii) limitations on the issuance of debt and equity securities; (iv) restrictions on acquisitions of interests in partner companies; (v) prohibitions on transactions with affiliates; (vi) prohibitions on the issuance of options and other limitations on our ability to compensate key employees; (vii) certain governance requirements; (viii) restrictions on specific investments; and (ix) reporting, record-keeping, voting and proxy disclosure requirements.

In the event that the Company were to be deemed to be an investment company subject to registration as such under the Investment Company Act, compliance costs and burdens upon the Company may increase and the additional requirements may constrain the Company’s ability to conduct its business, which may adversely affect the Company’s business, results of operations or financial condition. See “Risk Factors — If the Company were required to register as an “investment company” under the Investment Company Act following the consummation of the sale, applicable restrictions could make it impractical for the Company to continue its business as contemplated and could have a material adverse effect on the Company’s business” on page 63.

Failure to Approve or Close the Sale

If our stockholders do not approve the sale, the sale will not close and the Stock Purchase Agreement will terminate.

Recommendation of Our Board of Directors

After evaluating the various alternatives and the factors listed above under the caption “Background of and Reasons for the Sale” and consulting with its advisors, including its financial advisor, Houlihan Capital, the board of directors determined that the sale of all of the issued and outstanding common stock of Winthrop to the Purchaser pursuant to the terms of the Stock Purchase Agreement is advisable and in the best interests of our stockholders. Accordingly, our board of directors has approved the sale pursuant to the Stock Purchase Agreement.

THE STOCK PURCHASE AGREEMENT

This section describes the material provisions of the Stock Purchase Agreement but does not purport to describe all of the Stock Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, a copy of which is attached as Annex A and is incorporated by reference herein. We urge you to read the full text of the Stock Purchase Agreement because it is the legal document that governs the sale.

The Stock Purchase Agreement has been attached as an annex hereto to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Winthrop, or Purchaser or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for the purposes of the Stock Purchase Agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk among the parties to the Stock Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Investors are not third-party beneficiaries under the Stock Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Winthrop, or Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Stock Purchase Agreement

In connection with the sale, the Stock Purchase Agreement was entered into by the Company and Purchaser on April 11, 2018. A copy of the Stock Purchase Agreement is attached to this proxy statement as Annex A.

Pursuant to the Stock Purchase Agreement, the Company will sell to Purchaser all of the issued and outstanding common stock of Winthrop for a purchase price of $6,000,000, subject to adjustment for certain intercompany accounts, which adjustment is anticipated to result in the payment of immaterial amounts by Winthrop to the Company.

The Stock Purchase Agreement is the primary legal document for the sale and sets forth the specific rights and obligations of the Company and Purchaser. Set forth below is an outline of the material provisions of the Stock Purchase Agreement other than those provisions relating to the sale.

Closing

The closing is expected to take place shortly after the date on which the Company stockholder meeting is held if the sale of all of the issued and outstanding common stock of Winthrop to Purchaser pursuant to the terms of the Stock Purchase Agreement is approved at such meeting, provided that the Stock Purchase Agreement has not been terminated pursuant to its terms and that the conditions to closing set forth in the Stock Purchase Agreement have been satisfied or waived by the applicable party as of such date. The closing of the transactions contemplated under the Stock Purchase Agreement is subject to customary closing conditions, including approval of the transaction by the stockholders of the Company, the accuracy of representations and warranties of the parties, the performance of covenants by the respective parties and the absence of litigation regarding the sale, each as further described below.

The liability of the Company and Purchaser for their respective representations and warranties in the Stock Purchase Agreement will continue for one year after the closing.

Representations and Warranties

Pursuant to Section 3 of the Stock Purchase Agreement and subject to the exceptions, qualifications and schedules to the Stock Purchase Agreement, as applicable, we make representations and warranties to Mr. Khandwala and the Purchaser relating to, among other things:

•	due organization, good standing and corporate power, and other corporate matters with respect to us and Winthrop;

•	Winthrop and Winthrop’s wholly owned subsidiaries;

•
our ownership of all issued and outstanding stock of Winthrop and the direct and indirect ownership by Winthrop of all of the issued and outstanding stock of its subsidiaries, free and clear of encumbrances;

•	our corporate power and authority to enter into, and the enforceability of, the Stock Purchase Agreement;

•	the absence of conflicts with, or defaults under, our organizational documents, Winthrop or Winthrop’s organizational documents or other contracts and the absence of violations of applicable laws;

•	required consents and approvals of any third party or any governmental entity;

•	the Company’s and Winthrop’s capital structures;

•	corporate records of Winthrop and its subsidiaries;

•	our financial statements;

•	liabilities of Winthrop and its subsidiaries;

•
the conduct of the Winthrop business in the ordinary course in all material respects, consistent with past practices since December 31, 2017 and the absence, subject to certain threshold limitations, since December 31, 2017, of certain changes;

•	litigation and proceedings;

•	permits and compliance with law;

•	matters with respect to insurance;

•	material contracts related to the business of Winthrop;

•	intellectual property;

•	title to properties, tangible and intangible;

•	matters relating to the real property leased by Winthrop;

•	computer software;

•	Winthrop officers and directors, and employee benefits;

•	labor-related matters;

•	intercompany or transactions with management;

•	investment company matters;

•	investment advisory agreements;

•	code of ethics and compliance procedure;

•	investment advisors disclosure;

•	regulatory reports and filings of investment advisors; and

•	broker, finder, investment banker or financial advisor fees.

Pursuant to Section 4 of the Stock Purchase Agreement, Purchaser and Mr. Khandwala have jointly and severally made representations and warranties to the Company relating to, among other things:

•	the due organization, good standing and corporate power of Purchaser;

•	Purchaser’s corporate power and authority to enter into, and the enforceability of, the Stock Purchase Agreement;

•	the absence of conflicts with, or defaults under, Purchaser’s organizational documents, other contracts and the absence of violations of applicable law;

•	required consents and approvals of any third party or any governmental entity;

•	broker, finder, investment banker or financial advisor fees;

•	sufficient funds necessary to consummate the transactions contemplated by the Stock Purchase Agreement;

•	knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its purchase of the common stock of Winthrop;

•	availability to Purchaser of the opportunity to ask questions and to acquire additional information about the business of Winthrop and its financial condition;

•	acquisition of the common stock of Winthrop for Purchaser’s own account and not with a view to the distribution or resale; and

•	Purchaser’s independent evaluation of the purchase price and non-reliance on any valuations provided by the Company or its directors or officers.

Conduct of the Business of Winthrop Pending Closing

Pursuant to Section 5.1 of the Stock Purchase Agreement, from April 11, 2018 through the closing, Winthrop and its subsidiaries will continue to carry on their business in the ordinary course consistent with past practice and to:

•	maintain their assets in all material respects in their current state;

•	maintain insurance covering their assets similar to that in effect on April 11, 2018;

•	use their good faith efforts to preserve their current business organization;

•	use good faith efforts to keep available the services of the current material employees and other material personnel of the business of Winthrop;

•	use their good faith efforts to preserve the current business relationships with customers, suppliers and others having business dealings with Winthrop;

•
not engage in any practice, take any action, embark on any course of inaction or enter into any transaction that would cause any of the representations and warranties set forth in the Stock Purchase Agreement to be untrue as of the closing;

Further, Winthrop and its subsidiaries will not take any of the following actions:

•	issue any shares of their common capital stock;

•
except as contemplated by the Stock Purchase Agreement, purchase or propose the purchase of any such shares including, without limitation, pursuant to any purchase option or put rights, or other equity interest or any class of securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities or enter into any agreement with respect to the foregoing;

•
acquire by merging or consolidating with, or by purchasing a substantial portion of the assets or stock of, or by any other manner, any business or any corporation, partnership, association or other entity or division thereof;

•
sell, mortgage, lease, buy or otherwise acquire, transfer or dispose of any real or personal property or any interest therein, except for the sale of inventory in the ordinary course or actions, if any, with respect to closing of the mutual funds or terminating the broker-dealer registration of WISDI;

•	materially increase the compensation payable to any director, officer or employee of the Winthrop not in the ordinary course of business;

•	incur any long-term liabilities or indebtedness outside the ordinary course of business;

•
pay any claim or discharge or satisfy any lien or encumbrance or pay any obligation or liability other than in the ordinary course of business (which includes rent paid by Winthrop at its current location, and intercompany accounts customary with prior practice) or as required by the terms of any instrument evidencing or governing the same;

•
enter into or amend, or make any contributions to, any benefit plan or bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension plan, group insurance or other benefit plan;

•	make any loan contribution or distribution of cash or other property to the Company or make, declare or announce any dividend or other payout with respect to the Winthrop’s common stock;

•
cause any change to occur in the senior management of the Winthrop and its subsidiaries or interfere with, change, limit or restrict the duties and responsibilities of Mr. Khandwala as the Co-Chief Executive Officer, Co-President and Chief Investment Officer of Winthrop; or

•	agree to do any of the foregoing.

Other Covenants

Pursuant to Section 5.2 of the Stock Purchase Agreement, we have agreed to allow Purchaser and Purchaser’s representatives to inspect Winthrop’s assets, books, records, contracts and other information reasonably requested.

Pursuant to Section 5.3 of the Stock Purchase Agreement, the Company and Purchaser have agreed to commence all reasonable action and use their good faith efforts to obtain all material applicable permits, consents, approvals and agreements of, and to give all notices and make all filings with, any third parties or governmental authorities as may be necessary or appropriate to authorize, approve or permit the consummation of the transactions provided for in the Stock Purchase Agreement on or prior to the closing date.

Pursuant to Section 5.5 of the Stock Purchase Agreement, each of the parties has agreed to give any notices, make any filings with and use reasonable best efforts to obtain any regulatory approval and other consents and approvals required in connection with the transaction.  We agreed to use our reasonable best efforts to prepare and file this proxy statement and related proxy materials for the Annual Meeting as soon as is reasonably possible and will make any further filings (including amendments and supplements) in connection therewith that may be necessary, proper or advisable.  In connection with the filing of proxy material, we will provide Purchaser, and Purchaser will provide us, with whatever information and assistance in connection with the foregoing filings that either of us may reasonably request. The proxy materials are required to contain the affirmative recommendation of the board of directors in favor of the approval of the transactions under the Stock Purchase Agreement; provided, however, that none of our directors or officers shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

Pursuant to Section 5.6 of the Stock Purchase Agreement, we have agreed to cooperate and assist Purchaser and Mr. Khandwala in filing and processing applications for regulatory approvals, if any, required for the transaction.

Pursuant to Section 5.7 of the Stock Purchase Agreement, Mr. Khandwala will use reasonable efforts, at our expense and with our reasonable assistance, to obtain the consent, either in writing or otherwise, of investment advisory clients of Winthrop or its subsidiaries to the assignment (as such term is defined in the Investment Advisers Act of 1940 and, as applicable, the Investment Company Act of 1940) of their investment advisory agreements resulting from the change in control of Winthrop and its subsidiaries pursuant to Stock Purchase Agreement.

Non-Solicitation

Pursuant to the Section 5.4 of the Stock Purchase Agreement, neither the Company nor Winthrop may:

•
solicit any proposal or offer with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of substantially all of the assets or capital stock of the Company or Winthrop (an “Acquisition Proposal”); or

•	engage in any negotiations or discussions concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal.

We are not prohibited from:

•
furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited written, bona fide proposal, to acquire the Company and/or Winthrop or substantially all of their assets pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer, stock or asset purchase agreement or other similar transaction and in respect  of which such person has the necessary funds or commitments therefore if:

o
the board of directors of the Company, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is necessary for the board of directors of the Company to comply with its fiduciary duties to stockholders under applicable law;

o
the board of directors of the Company determines in good faith that such Acquisition Proposal is (x) bona fide; (y) would if accepted and consummated result in a transaction that is more favorable to the Company than the transactions contemplated by the Stock Purchase Agreement; and (z) capable of being, and is reasonably likely to be completed without undue delay; and

o
prior to taking such action, the Company provides reasonable notice to Purchaser and Mr. Khandwala to the effect that it is taking such action (an Acquisition Proposal meeting each of the foregoing requirements is referred to as a “Superior Proposal”); or

•
publicly announcing or failing to make, withdrawing or modifying the recommendation of the board of directors that the Company stockholders approve the sale of Winthrop pursuant to the Stock Purchase Agreement or recommending, approving or proposing to recommend or approve a Superior Proposal in (any such action, an “Adverse Action”).

If the Company determines to take an Adverse Action, then prior to taking such Adverse Action, the Company will notify Purchaser and Mr. Khandwala and provide a copy of the Superior Proposal and all material terms.  Purchaser and Mr. Khandwala will have five days after receipt of such notice to submit to the board of directors a counter proposal (the “Purchaser’s Counter Proposal”).  The board of directors of the Company will then have five business days to evaluate Purchaser’s Counter Proposal and to notify Purchaser and Mr. Khandwala as to whether it accepts Purchaser’s Counter Proposal.

If the board of directors of the Company determines in its or their reasonable judgment that Purchaser’s Counter Proposal is at least equal to the Superior Proposal, i.e. the total value or consideration to be received by the stockholders of the Company is substantially the same, then the board of directors of the Company will accept Purchaser’s Counter Proposal and proceed with the terms of the Stock Purchase Agreement, as modified by Purchaser’s Counter Proposal.  However, if Purchaser and Mr. Khandwala elect not to submit a Purchaser’s Counter Proposal or if the board of directors of the Company determines in its or their reasonable judgment that Purchaser’s Counter Proposal that was submitted does not equal or exceed the Superior Proposal, then the board of directors of the Company will provide to Purchaser and Mr. Khandwala notice thereof and the Company will be free to take the Adverse Action.

Post-Closing Covenants

Pursuant to Section 10 of the Stock Purchase Agreement following the closing:

•	we and our directors and officers cannot solicit Winthrop clients for one year;

•	we and our directors and officers cannot solicit Winthrop employees to work for us for two years;

•	the parties cooperate on tax filings; and

•	Purchaser will continue to pay rent at our headquarters until it vacates the premises.

Conditions to Closing

Pursuant to Section 6 of the Stock Purchase Agreement, the obligations of the parties to consummate the transactions to be performed by each of them pursuant to the Stock Purchase Agreement in connection with the closing are subject to the satisfaction of the following conditions:

•	we have delivered to Purchaser at closing the shares of common stock of Winthrop and Purchaser shall have paid the purchase price;

•
our shareholders have approved the sale of all the issued and outstanding common stock of Winthrop to the Purchaser pursuant to the Stock Purchase Agreement,  and all material regulatory approvals, if any, shall have been received and obtained, provided that consents from mutual funds and FINRA approval of the ownership change of WISDI shall not be a condition to closing; and

•	the purchase price adjustment for intercompany accounts shall have been determined and agreed upon as provided in Section 1.3.3 of the Stock Purchase Agreement.

Any party may waive any of the above conditions to its obligation to close in writing at or prior to the closing.

Our obligation to consummate the closing are further subject to the satisfaction and fulfillment at or prior to the closing of each of the following conditions, any of which may be waived by us:

•
all representations and warranties of Purchaser and Mr. Khandwala contained in the Stock Purchase Agreement shall be true and correct in all material respects on April 11, 2018 and as of the closing date as though made on the closing date, and Purchaser and Mr. Khandwala shall have performed or complied with all covenants and obligations to be performed or complied with by it under the terms of the Stock Purchase Agreement at or prior to the closing;

•
no action by any governmental agency or other person shall have been instituted or threatened for the purpose of enjoining or preventing the closing or that questions the validity or legality of the transactions contemplated under the Stock Purchase Agreement;

•
Purchaser or Mr. Khandwala shall have delivered to us such certificates of its officers and others to evidence compliance with the conditions set forth in the Stock Purchase Agreement as may be reasonably requested by us, including, without limitation, good standing certificate and an officer certificate with respect to organizational documents, authorizing resolutions and incumbency matters: and

•
all actions to be taken by Purchaser and Mr. Khandwala in connection with the consummation of the transactions contemplated under the Stock Purchase Agreement and all certificates, opinions, instruments and other documents which are to affect the transaction shall be reasonably satisfactory in form and substance to us.

Purchaser’s obligation to consummate the closing are further subject to the satisfaction and fulfillment at or prior to the closing of each of the following conditions, any of which may be waived by the Purchaser:

•
all representations and warranties of the Company, as regards to both the Company and Winthrop and its subsidiaries contained in the Stock Purchase Agreement shall be true and correct in all material respects as of April 11, 2018 and as of the closing date as though made on the closing date, except for inaccuracies of representations or warranties which do not constitute a material adverse effect or which were known to Mr. Khandwala as of closing, and the Company shall have performed or complied with all covenants and obligations to be performed or complied with by it under the terms of the Stock Purchase Agreement at or prior to the closing;

•
no action by any governmental authority or other person shall have been instituted or threatened for the purpose of enjoining or preventing the transactions contemplated by the Stock Purchase Agreement or that questions the validity or legality of the transactions contemplated under the Stock Purchase Agreement or that has or could reasonably be expected to have, in the opinion of Purchaser, a material adverse effect on the assets, properties, business, operation or financial condition of Winthrop and its subsidiaries;

•
Purchaser shall have received the resignations effective as of the closing of each director and officer of Winthrop and its subsidiaries, other than those whom Purchaser shall have specified in writing at least five days prior to the closing;

•
all actions to be taken by us in connection with the consummation of the transactions contemplated under the Stock Purchase Agreement and all certificates, instruments and other documents required to effect the transactions contemplated under the Stock Purchase Agreement will be reasonably satisfactory in form and substance to Purchase;

•
we shall have delivered to Purchaser such certificates of our officers and others to evidence compliance with the conditions set forth in the Stock Purchase Agreement as may be reasonably requested by Purchaser, including, without limitation, good standing certificates and an officer certificate with respect to organizational documents, authorizing resolutions and incumbency matters;

•
all permits, licenses, books, records, passwords, e-mail codes, keys and other deliveries which may be necessary for Purchaser to take over and operate the business of Winthrop day to day from and after the closing date shall be delivered by us or Winthrop to Purchaser contemporaneously with the closing;

•
from April 11, 2018 to the closing date there shall have been no material adverse change in the assets or liabilities, the business of Winthrop or condition (financial or otherwise) of Winthrop and its subsidiaries, their relationships with their employees or customers regardless of reason, including, without limitation, or any legislative or regulatory changes, revocation of any license or rights to do business, failure to obtain permits required by Winthrop and its subsidiaries or any fire, explosion, accident, casualty, labor trouble, flood, riot, storm, condemnation or act of God which had a material adverse effect on the business of Winthrop, its assets or its value as a going concern; and

•
the shares of common stock of Winthrop delivered by the Company to Purchaser constitute 100% of the issued and outstanding capital stock of Winthrop and the Company owns 100% of the issued and outstanding capital stock of Winthrop.

Indemnification

Pursuant to Section 8 of the Stock Purchase Agreement, the parties have agreed to certain indemnification obligations.

We have agreed to indemnify Purchaser and Mr. Khandwala from damages relating to:

•	any inaccuracy in any representation or warranty made by us;

•	the breach of any covenant or agreement or any misrepresentation made by us;

•
any claim by the United States, or any division or agency thereof, that we are liable for any income taxes, including any interest or penalties, derived or based upon Winthrop’s operations prior to the closing date; or

•	any failure of by us to duly perform or pay any of our obligations.

Purchaser and Mr. Khandwala have agreed to jointly and severally indemnify us from damages relating to:

•	any inaccuracy in any representation or warranty made by Purchaser;

•	the breach of any covenant or agreement or any misrepresentation made by Purchaser;

•	any failure of Purchaser to duly perform or observe any term, provision, covenant or agreement on the part of Purchaser to be performed or observed; or

•	any failure of Purchaser to duly perform or pay any obligations of Purchaser.

If within one year of the closing date, we take any actions, or announce any intention, to liquidate or dissolve or states or announce any intention or plan to do so, then we have agreed that before liquidating or dissolving we will deposit $100,000 in escrow in order to provide funds to pay any indemnification claim asserted by Purchaser under the Stock Purchase Agreement against us.

No party to the Stock Purchase Agreement will be liable for any damages from inaccuracies or breaches of representations or warranties if the party seeking indemnification knew or should have known of such inaccuracy or breach before closing.

No party is required to indemnify any other party until the aggregate amount of such damages exceeds $10,000 in which event the indemnifying party is responsible for the aggregate amount (from dollar one) of all damages. No party is required to indemnify any other party for an aggregate amount of damages exceeding $175,000. The indemnification provided in the Stock Purchase Agreement is the sole and exclusive remedy available to any person for claims arising out of the sale transaction.

Termination

The Stock Purchase Agreement may be terminated prior to closing:

•	by mutual consent of the parties;

•	by Purchaser, if the approval of the sale of Winthrop by the stockholders of the Company is not received;

•	by the Company or Purchaser if certain requisite regulatory approvals and other consents are not received;

•
by Purchaser, if the Company fails to disclose any material information about Winthrop or provides any materially inaccurate or misleading information taken as a whole which would have a material adverse effect on the business, and which was not known to Mr. Khandwala;

•	by Purchaser, if Purchaser is prepared to close and all conditions to Purchaser’s obligation to close have been satisfied by Purchaser and the Company fails to close on the closing date;

•	by the Company, if the Company is prepared to close and all conditions to the Company’s obligations to close have been satisfied by the Company and Purchaser fails to close on the closing date;

•	by the Company or Purchaser, upon written notice to Purchaser and Mr. Khandwala that an Adverse Action has occurred; and

•
automatically if the closing has not occurred on or before July 31, 2018 solely as a result of unjustified delay on the part of the Company and not as a result of (i) a mutually agreed extension of such cut-off date between the parties or (2) a request or inquiry from a regulatory agency thereby affecting the timing of receipt of the requisite regulatory approvals.

If the Stock Purchase Agreement is terminated by mutual consent or if regulatory consents are not received, all rights and obligations of the parties under the Stock Purchase Agreement terminate.

Purchaser will be entitled to receive from the Company an amount equal to the lesser of (i) $50,000 or (ii) Purchaser’s reasonable attorneys’ fees and expenses incurred to the date of termination if the Stock Purchase Agreement is terminated because:

•	the consent of the stockholders of the Company for the sale of Winthrop is not received;

•	the Company fails to disclose material information or provides misleading information, not known to Mr. Khandwala, which would have a material adverse effect on the business of Winthrop;

•	the Company fails to close if Purchaser is prepared to close and all Purchaser’s obligations to close have been satisfied; or

•	the Company or Purchaser has terminated the Stock Purchase Agreement because an Adverse Action has occurred.

If the Stock Purchase Agreement is terminated because Purchaser fails to close and the Company is prepared to close and all the Company’s obligations to close have been satisfied, the Company will be entitled to receive from Purchaser an amount equal to the lesser of (i) $50,000 or (ii) the Company’s reasonable attorney fees and expenses incurred to the date of termination. Any termination fees paid by or received by a party are considered liquidated damages.

FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma financial information should be read in conjunction with the related notes and with the Company’s historical consolidated financial statements for the years ended December 31, 2017 and December 31, 2016, and for the three months ended March 31, 2018 and 2017, included in this proxy statement as Annex C and Annex D.

The unaudited pro forma financial information is derived from the Company’s historical financial statements, adjusted to reflect the sale as if it had occurred at the end of most recent period for which balance sheet is presented, March 31, 2018, and include adjustments which give effect to (i) events that are directly attributable to the sale and factually supportable, regardless of whether they have a continuing impact or are nonrecurring. The pro forma statements of income are prepared based on the Company’s historical statements and adjusted as if the sale occurred on the first day of each period presented and include adjustments which give effect to the events that are (i) directly attributable to the sale, (ii) expected to have a continuing impact on the Company, and (iii) factually supportable.

The unaudited pro forma financial information is presented for informational purposes only, is based upon estimates by the Company’s management and is not intended to be indicative of actual results of operations or financial position that would have been achieved had the transaction been consummated as of the beginning of each period indicated above or as of March 31, 2018, nor does it purport to indicate results which may be attained in the future.

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2018
(unaudited)
(in thousands, except per share amounts)
		Winthrop	Pro Forma	Pro Forma
	Historical	adjustment	adjustment	Statement
	Consolidated	inc / (dec)	inc / (dec)	of Operations
Revenues
Investment management services	$570	$(570)	$-	$-
Other investment advisory services	603	(603)	-	-
Financial research and related data	216	(216)	-	-
	1,389	(1,389)	-	-
Expenses
Compensation and benefits	859	(681)		178
Other operating	782	(487)	44 (i)	339
Transaction costs	132	-	-	132
	1,773	(1,168)	44	649

Operating loss	(384)	(221)	(44)	(649)
Interest expense and other loss, net	(20)	23		3
Loss before income taxes	(404)	(198)	(44)	(646)
Income tax expense	(13)	-	-	(13)
Net loss	$(417)	$(198)		$(659)
Basic and diluted net loss per share	$(0.02)			$(0.03)

Weighted average common shares outstanding:

Basic and diluted	19,378			19,378

Pro forma adjustments include:

(i)          Add back to Other operating expenses for the portion of rent and facility costs currently incurred by Winthrop

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2017
(unaudited)
(in thousands, except per share amounts)
		Winthrop	Pro Forma	Pro Forma
	Historical	adjustment	adjustment	Statement
	Consolidated	inc / (dec)	inc / (dec)	of Operations
Revenues
Investment management services	$492	$(492)	$-	$-
Other investment advisory services	669	(669)	-	-
Financial research and related data	183	(183)	-	-
	1,344	(1,344)	-	-
Expenses
Compensation and benefits	917	(802)	-	115
Other operating	791	(472)	44 (i)	363
	1,708	(1,274)	44	478

Operating loss	(364)	(70)	(44)	(478)
Interest expense and other income (loss), net	(26)	27	-	1
Loss before income taxes	(390)	(43)	(44)	(477)
Income tax expense	(12)	-	-	(12)
Net loss	$(402)	$(43)		$(489)
Basic and diluted net loss per share	$(0.02)			$(0.03)

Weighted average common shares outstanding:

Basic and diluted	19,137			19,137

Pro forma adjustments include:

(i)          Add back to Other operating expenses for the portion of rent and facility costs currently incurred by Winthrop

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017
(unaudited)
(in thousands, except per share amounts)
		Winthrop	Pro Forma	Pro Forma
	Historical	adjustment	adjustment	Statement
	Consolidated	inc / (dec)	inc / (dec)	of Operations
Revenues
Investment management services	$2,213	$(2,213)	$-	$-
Other investment advisory services	2,387	(2,387)	-	-
Financial research and related data	812	(812)	-	-
	5,412	(5,412)	-	-
Expenses
Compensation and benefits	3,364	(2,896)	-	468
Other operating	3,338	(2,032)	177 (i)	1,483
	6,702	(4,928)	177	1,951

Operating income	(1,290)	(484)	(177)	(1,951)
Interest expense and other income (loss), net	(96)	105	-	9
Loss before income taxes	(1,386)	(379)	(177)	(1,942)
Income tax benefit	96	-	-	96
Net loss	$(1,290)	$(379)		$(1,846)
Basic and diluted net loss per share	$(0.07)			$(0.10)

Weighted average common shares outstanding:

Basic and diluted	19,216			19,216

Pro forma adjustments include:

(i)          Add back to Other operating expenses for the portion of rent and facility costs currently incurred by Winthrop

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016
(unaudited)
(in thousands, except per share amounts)
		Winthrop	Pro Forma	Pro Forma
	Historical	adjustment	adjustment	Statement
	Consolidated	inc / (dec)	inc / (dec)	of Operations
Revenues
Investment management services	$2,240	$(2,240)	$-	$-
Other investment advisory services	2,765	(2,765)	-	-
Financial research and related data	706	(706)	-	-
	5,711	(5,711)	-	-
Expenses
Compensation and benefits	3,745	(3,322)	-	423
Other operating	3,650	(2,341)	177 (i)	1,486
	7,395	(5,663)	177	1,909

Operating income	(1,684)	(48)	(177)	(1,909)
Share of loss from Investment in LLC	(294)			(294)
Interest expense and other income (loss), net	(100)	81	-	(19)
Income (loss) before income taxes	(2,078)	33	(177)	(2,222)
Income tax expense	(54)	-	-	(54)
Net income (loss)	$(2,132)	$33		$(2,276)
Basic and diluted net loss per share	$(0.11)			$(0.12)

Weighted average common shares outstanding:

Basic and diluted	19,085			19,085

Pro forma adjustments include:

(i)          Add back to Other operating expenses for the portion of rent and facility costs currently incurred by Winthrop

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
For the three months ended March 31, 2018
(unaudited)
(in thousands)
		Winthrop	Pro Forma		Pro Forma
	Historical	adjustment	adjustment		Balance
	Consolidated	inc / (dec)	inc / (dec)		Sheet
Assets
Current assets
Cash and cash equivalents	$5,681	$(638)	$6,000	(i)	$11,184
			141	(ii)
Accounts receivable	161	(161)	-		-
Income tax receivable	148	-	-		148
Prepaid expenses and other current assets	363	(287)	-		76
Total current assets	6,353	(1,086)	6,141		11,408
Property and equipment, net	87	(87)	-		-
Intangible assets, net	1,519	(1,519)	-		-
Goodwill	3,364	(3,364)	-		-
Investment in undeveloped land	355	-	-		355
Other assets	108	(50)	-		58
Total assets	$11,786	$(6,106)	$6,141		$11,821

Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$628	$(493)	$-		$135
Deferred revenue	10	(10)	-		-
Income taxes payable	43	(12)	-		31
Due to parent	-	(141)	141	(ii)	-
Current portion of officers retirement bonus liability	165	(165)	-		-
Total current liabilities	846	(821)	141		166

Officers retirement bonus liability, net of current portion	447	(447)	-		-
Total liabilities	1,293	(1,268)	141		166

Stockholders’ equity	10,493	(4,838)	6,000	(iii)	11,655

Total liabilities and stockholders’ equity	$11,786	$(6,106)	$6,141		$11,821

Pro forma adjustments include:

(i)	Stock purchase price of $6 million
(ii)	Estimated amount owed by Winthrop to the Company, required to paid at closing
(iii)	Represents the increase in equity as a result of the sale of Winthrop

Financial Statements of The Winthrop Corporation

Following are consolidated financial statements of The Winthrop Corporation and subsidiaries. These financial statements reflect the assets and liabilities, operations, and cash flows of the Winthrop business. The financial statements are not necessarily indicative of the financial position, results of operations, or cash flows that would have occurred had the Winthrop business been a stand-alone entity during the periods presented, nor is it indicative of future results of the Winthrop business.

Index

Condensed Consolidated Financial Statements March 31, 2018 and 2017 (unaudited)

Unaudited statements of operations for the three months ended March 31, 2018 and 2017

Unaudited statements of cash flows for the three months ended March 31, 2018 and 2017

Unaudited balance sheet as of March 31, 2018

Unaudited statement of changes in stockholders’ equity for the three months ended March 31, 2018

Notes to Condensed Consolidated Financial Statements – Three months ended March 31, 2018 and 2017 (unaudited)

Consolidated Financial Statements December 31, 2017 and 2016 (unaudited)

Unaudited statements of operations for the years ended December 31, 2017 and 2016

Unaudited statements of cash flows for the years ended December 31, 2017 and 2016

Unaudited balance sheets as of December 31, 2017 and 2016

Unaudited statement of changes in stockholders’ equity for the years ended December 31, 2017 and 2016

Notes to Consolidated Financial Statements – Years ended December 31, 2017 and 2016 (unaudited)

THE WINTHROP CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2018	2017
Revenues
Investment management services	$570	$492
Other investment advisory services	603	669
Financial research and related data	216	183
	1,389	1,344
Expenses
Compensation and benefits	681	802
Other operating	487	472
	1,168	1,274

Operating income	221	70
Interest expense and other income (loss), net	(23)	(27)
Income before income taxes	198	43
Income tax expense	(54)	(17)
Net income	$144	$26

See accompanying notes to condensed  consolidated financial statements.

THE WINTHROP CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities

Net income	$144	$26

Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	112	102
Interest expense related to officers retirement bonus liability	17	22
Changes in other operating items, net :
Accounts receivable	(10)	55
Deferred revenue	4	(7)
Officers retirement bonus liability	(62)	(50)
Due to parent	23	26
Income taxes payable	54	17
Prepaid expenses and other current assets	17	(23)
Accounts payable and accrued expenses	(78)	(5)
Net cash provided by operating activities	221	163

Cash flows from investing activities
Additions to property and equipment	-	(23)
Net cash used in investing activities	-	(23)

Net increase in cash and cash equivalents	221	140
Cash and cash equivalents at the beginning of the period	417	219
Cash and cash equivalents at the end of the period	$638	$359

See accompanying notes to condensed  consolidated financial statements.

THE WINTHROP CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	March 31,	December 31,
	2018	2017
Assets
Current assets
Cash and cash equivalents	$638	$417
Accounts receivable	161	308
Prepaid expenses and other current assets	287	304
Total current assets	1,086	1,029

Property and equipment, net	87	100
Intangible assets, net	1,519	1,618
Goodwill	3,364	3,364
Deferred tax asset	1,418	1,418
Other assets	50	50
Total assets	$7,524	$7,579

Liabilities and stockholders equity
Current liabilities
Accounts payable and accrued expenses	$493	$572
Deferred revenue	10	6
Income taxes payable	104	50
Due to parent	141	118
Current portion of officers retirement bonus liability	165	190
Total current liabilities	913	936

Officers retirement bonus liability, net of current portion	447	467
Total liabilities	1,360	1,403

Stockholders equity
Common stock	1	1

Additional paid-in capital	11,410	11,410

Accumulated deficit	(5,247)	(5,234)

Total stockholders equity	6,164	6,177
Total liabilities and stockholders equity	$7,524	$7,580

See accompanying notes to condensed  consolidated financial statements.

THE WINTHROP CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS EQUITY
THREE MONTHS ENDED MARCH 31, 2018
(unaudited)

(in thousands, except per share data)

					Total
			Additional		stock-
	Common stock		paid -in	Accumulated	holders
	shares	amount	capital	deficit	equity

Balance at December 31, 2017	1,000	$1	$11,410	$(5,234)	$6,177
ASC 606 cumulative adjustment		-	-	(157)	(157)
Adjusted balance at January 1, 2018	1,000	1	11,410	(5,391)	6,020
Net income	-	-	-	144	144
Balance at March 31, 2018	1,000	$1	$11,410	$(5,247)	$6,164

See accompanying notes to condensed  consolidated financial statements.

THE WINTHROP CORPORATION
 (a wholly-owned subsidiary of Wright Investors’ Service Holdings, Inc.)

Notes to Condensed Consolidated Financial Statements

Three months ended March 31, 2018 and 2017

(unaudited)

1.	Basis of presentation and description of activities

Basis of presentation

The accompanying interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America “US GAAP.”  In the opinion of management, this interim information includes all material adjustments, which are of a normal and recurring nature, necessary for a fair presentation. The results for the 2018 interim period are not necessarily indicative of results to be expected for the entire year.

Description of activities

The Winthrop Corporation, a Connecticut Corporation (hereinafter referred to as the “Company” or “Winthrop”) is a wholly- owned subsidiary of Wright Investors’ Service Holdings, Inc. (hereinafter referred to as “Wright Holdings”), and through its wholly-owned subsidiaries Wright Investors’ Service, Inc. (“Wright”), Wright Investors’ Service Distributors, Inc. (“WISDI”) and Wright’s wholly-owned subsidiary, Wright Private Asset Management, LLC (“WPAM”) (collectively, the “Wright Companies”), offers investment management services,  financial advisory services and investment research to large and small investors, both taxable and tax exempt.  WISDI is a registered broker dealer with the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Securities and Exchange Commission.

2.	Revenue recognition from contracts with customers

In May 2014, the FASB issued ASU 2014-09, Revenues from Contracts with Customers (Topic 606) (“ASU 2014-09”), as subsequently amended, that outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most recent revenue recognition guidance, including industry-specific guidance.  The core principle of the revenue model is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  This standard is effective for public companies for years ending after December 15, 2017, with early adoption permitted.

The Company adopted the new standard on January 1, 2018, using the modified retrospective method, which provides for a cumulative effect adjustment in the amount of $157,000 to beginning 2018 accumulated deficit and to opening Accounts receivable for the revenue related to the recognition of financial research data and sub advisor fees. The revenue for the three months ended March 31, 2018 if recorded under the previous accounting guidance, was not materially different from the revenue recognized upon the adoption of ASC 606 on January 1, 2018.

The Company provides three distinct services for which it recognizes revenue:

Investment management services

Winthrop earns revenue primarily by charging fees based upon Assets Under Management (“AUM”). Its offerings include investment management solutions utilizing individual securities or mutual funds.

The Company charges a fee for its services based on the Agreement, this is computed on the basis of the cash and market value of property deposited in the account at the time the client's account is established. Revenue is recognized based on the market value of the assets under management at end of the preceding quarter at a pre-established rate, per contract.

Other investment advisory revenue as defined, is generated by fees from services provided to Bank Trust Departments is recognized in the same manner as the Investment management services. Under ASC 606, the Company’s revenue recognition for all of its investment management contracts remained materially consistent with historical practice.

As of March 31, 2018, all opening and closing balances of Accounts receivable are attributed to investment advisory contracts with customers.

Financial research services:

Revenue from the sale of financial research information and related data is derived from the distribution of investment research directly and through several third parties who act as distributors of such research content. The distribution through 3rd parties is the Company’s main source of revenue for financial research services. The fees paid by the end client are divided between Winthrop and the distributor, primarily Thomson Reuters.

Upon adoption of ASC 606, the Company has changed its revenue recognition policy from estimating fees to be collected from third party distributors to recognizing revenue upon collection of fees from third party distributors when data is known. This change in revenue recognition for financial research and related data resulted in adjustment of $135,000 recorded as an increase to opening Accumulated deficit and a decrease to opening Accounts receivable on January 1, 2018 for the revenue related to the last fiscal quarterly data that was not available as of the reporting date.

Sub-advisor Fee:

Winthrop provides investment services as a sub-advisor from the principal managers (primarily from three entities) and it is paid a quarterly fee by the corresponding principal manager’s. Upon adoption of ASC 606, the revenue recognition policy has been changed from Winthrop accruing revenue for this type of service on a monthly basis as reported by the sub advisor. This change in revenue recognition for sub-advisory fees resulted in the Company recording an adjustment to increase opening Accumulated deficit and a decrease to Accounts receivable in the amount of $22,000 on January 1, 2018.

The Company, through its subsidiaries, enters into formal, written agreements with its customers that have commercial substance and that meet the criteria to identify the contract based on the new revenue recognition guidance, inclusive of the identification of each party’s rights regarding the services to be transferred and payment terms for such services.

Performance Obligations are identified by determining whether they are:

•
Capable of being distinct: A service is distinct if the customer can benefit from the service on its own or together with other resources that are readily available to the customer and distinct within the context of the contract.

•	Distinct within the context of the contract: The seller’s promise to transfer the service to the customer is separately identifiable from other promises in the contract.

1)          Investment management service:

The performance obligation relates to the investment management of the client’s account (service) which is an obligation capable of being and distinct within the context of the contract. This represents a single performance obligation that is continuously provided over the contract period.

The Company considers that recognizing revenue over time best represents the transfer of control to the customer for management investment activities. The Company considers that time elapsed (quarterly increments) to be the method that best represents the transfer of control to the customer for management investment activities.

2)          Financial research and related data:

For revenue related to internet and reselling subscriptions, the distinct performance obligation refers to the distribution of investment research directly and through several third parties who act as distributors of such research content.

The Company acts as an agent in this arrangement because it does not control (ASC 606-10-25-25 – ability to direct the use of, and obtain substantially of the remaining benefits from, the service) the specified service before it is transferred to a customer and such customer is a party to the executed service provider agreement and holds the rights to engage and direct the services of the third-party service provider. Per ASC 606-10-55-38, the Company would recognize revenue based on the net amount of consideration it expects to be entitled to for providing the service. As mentioned, since the Company cannot estimate the amount or the timing of when control is transferred to the customer’s and thus, it is not probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the number of customers that are using the research in a given period and revenue split for the given period is subsequently reported. As such, revenue will be recognized based on the revenue split for the sales activity received from the various entities

3)          Sub-advisor fee:

The performance obligation relates to the investment management of the Investment Manager’s client’s account (service) which is an obligation capable of being and distinct within the context of the contract between Winthrop and the Investment Manager. This represents a single performance obligation that is continuously provided over the contract period.

The Company acts as an agent in this arrangement because it does not control (ASC 606-10-25-25 – ability to direct the use of, and obtain substantially of the remaining benefits from, the service) the specified service before it is transferred to a customer and such customer is a party to the executed service provider agreement and holds the rights to engage and direct the services of the client. Per ASC 606-10-55-38, the Company would recognize revenue based on the net amount of consideration it expects to be entitled to for providing the service. As mentioned, since the Company cannot estimate the revenue amount, it is not probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the Investment Manager’s client pays the fee (“IM Fee”) for the given period and such fee is subsequently reported to Winthrop. As such, revenue will be recognized based on the revenue split for the IM Fee reported by the Investment Manager.

Additionally, it should be noted that contracts between the Company and its customers do not include performance-based fees, and there were no costs capitalized attributable to obtaining new customer contracts.

The services provided by the Company are satisfied over time because the customer simultaneously receives and consumes the benefits provided by the Company as the services are being performed.

3.	Adoption of new accounting guidance

In March 2016, the FASB issued ASU 2016-09, “Compensation- Stock Compensation (Topic 718):  Improvements to Employee Share Based Payment Accounting.”  ASU 2016-09 simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures and statutory tax withholding requirements, as well as classifications in the statement of cash flows.  ASU 2016-09 is effective for the fiscal years beginning after December 15, 2016 and interim periods within those fiscal years.  During 2017, the Company has adopted ASU 2016-09 which did not have any impact in the Company’s financial statements.  In accordance with ASU 2016-09, the Company has made the accounting policy election to continue to estimate forfeitures based upon historical occurrences. The Company has adopted this standard on January 1, 2018, which did not have a material impact on the consolidated financial statements.

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.  The ASU generally requires companies to measure investments in equity securities, except those accounted for under the equity method, at fair value and recognize any changes in fair value in net income. The new guidance must be applied using a modified-retrospective approach and is effective for periods beginning after December 15, 2017 and early adoption is not permitted.   The Company has adopted this standard on January 1, 2018, which did not have a material impact on the consolidated financial statements.

In May 2017, the FASB issued ASU 2017-09, “Compensation – Stock Compensation (Topic 708) Scope of Modification Accounting” which provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. Adoption of the Standard is required for annual and interim periods beginning after December 15, 2017 with the amendments in the update applied prospectively to an award modified on or after the adoption date. Early adoption is permitted. The Company has adopted this standard on January 1, 2018, which did not have a material impact on the consolidated financial statements.

4.	Certain new accounting guidance not yet adopted

In February 2016, the FASB issued ASU 2016-02, leases (Topic 842), which supersedes the existing guidance for lease accounting, Leases (Topic 840).  ASU 2016-02 requires lessees to recognize leases on their balance sheets, and leaves lessor accounting largely unchanged.  The amendments in this ASU are effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  Early application is permitted for all entities.  ASU 2016-02 requires a modified retrospective approach for all leases existing at, or entered into after the date of initial application, with an option to elect to use certain transaction relief.  The Company is currently assessing the impact that the adaption of ASU 2016-02 will have on its financial statements.

In January 2017, FASB issued ASU 2017-04, “Intangibles- Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”, which eliminates the second step of the previous FASB guidance for testing goodwill for impairment and is intended to reduce cost and complexity of goodwill impairment testing.  The standard is effective for periods beginning after December 15, 2019 for both interim and annual periods.  Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017.  The Company is currently assessing the impact that the adoption of ASU 2017-04 will have on its financial statements.

5.	Intangible Assets

At March 31, 2018, intangible assets subject to amortization which were recorded in connection with the acquisition of Winthrop consisted of the following (in thousands):

Intangible	Estimated useful life	Gross carrying amount	Accumulated Amortization	Net carrying amount

Investment management and Advisory Contracts	9 years	$3,181	$1,866	$1,315
Trademarks	10 years	433	229	204
		$3,614	$2,095	$1,519

For the three-month periods ended March 31, 2018 and 2017, amortization expense was $99,000 for each of the periods. The weighted-average amortization period for total amortizable intangibles at March 31, 2018 is 3.75 years.  Estimated amortization expense for each of the five succeeding years and thereafter is as follows (in thousands):

Year ending December 31,
2018 (remainder)	$298
2019	397
2020	397
2021	386
2022-2023	41
$1,519

6.	Related party transactions

Wright acts as an investment advisor, its subsidiary acts as a principal underwriter and Peter Donovan, an officer of the Company until December 2017 and a current director of the Company, was also an officer for a family of mutual funds from which investment management and distribution fees are earned based on the net asset values of the respective funds. Such fees, which are included in Other investment advisory services, amounted to $81,000 and $145,000 for the quarters ended March 31, 2018 and 2017 respectively.

On April 2, 2018, the Boards of Trustees of The Wright Managed Equity Trust and The Wright Managed Income Trust (the “Trusts”) issued a press release announcing that they had voted to liquidate and terminate each of the Wright Selected Blue Chip Equities Fund (WSBEX), the Wright Major Blue Chip Equities Fund (WQCEX), the Wright International Blue Chip Equities Fund (WIBCX) and the Wright Current Income Fund (WCIFX) (the “Funds”) effective on or about April 30, 2018 (the “Liquidation Date”). Based upon a recommendation of the Funds’ investment adviser, Wright, the Boards approved the liquidation of the Funds. Wright Investors’ Service Holdings, Inc, does not believe the liquidation of the Funds will have a material adverse impact on its business operations, financial condition, or results of operations.

7.	Income taxes

The Company’s effective tax rate for the three months ended March 31, 2018 and 2017 was 27.0% and 40.2%, respectively. The lower tax rate for the three months ended March 31, 2018 is due to a reduction in the U.S. federal tax rate from 35% to 21% because of the Tax Cuts and Jobs Act of 2017. For the three months ended March 31, 2018 and 2017, the Company calculated income tax expense based upon an annual effective tax rate forecast adjusted for discrete items that specifically relate to the interim period. Changes in tax laws or rates on deferred tax assets and liabilities are recognized as discrete items in the interim period that includes the enactment date. The differences between the effective tax rate and the U.S. federal statutory tax rate principally resulted from state and local taxes and non-deductible expenses.

The Company is included in the consolidated federal and combined state income tax returns of Wright Holdings. On a separate company basis, for the three months ended March 31, 2018 and 2017, the Company recorded income tax expense from operations of $54,000 and $17,000, respectively.

8.	Retirement plans

a)
Wright Holdings maintains a 401(k) Savings Plan (the “Plan”), for full time employees who have completed at least one hour of service coincident with the first day of each month.  The Plan permits pre-tax contributions by participants.   Effective January 15, 2013, the employees of Winthrop and its subsidiaries were eligible to participate in the Plan, and Wright Holdings and the Company ceased matching the participants contributions.

b)
Winthrop maintains an officer retirement bonus plan (the “Bonus Plan”) that is an unfunded deferred compensation program providing retirement benefits equal to 10% of annual compensation, as defined, to those officers upon their retirement.   Effective December 1, 1999, the Plan was frozen so that no additional benefits will be earned.  The present value of the obligation under the Bonus Plan at March 31, 2018, is $612,000, of which $165,000 is estimated to be payable over the next twelve months. The liability is payable to individual retired employees at the rate of $50,000 per year in equal monthly amounts commencing upon retirement.  The liability was recorded at $885,000 at the date of Wright Holdings acquisition of Winthrop), representing its estimated fair value computed based on its present value, utilizing a discount rate of 14%, which was estimated to be the acquired company’s weighted average cost of capital on such date from the perspective of a market participant.  The calculated discount of $1,027,000 at the date of acquisition is being amortized as interest expense over the period the obligation is outstanding by use of the effective interest method.  For the three months ended March 31, 2018 and 2017, interest expense, included in Interest expense and other income (loss), net amounted to $17,000 and $22,000, respectively. At March 31, 2018, the present value of the obligation under the Bonus Plan was $612,000, net of discount of $350,000.

9.	Subsequent event

On April 11, 2018, Wright Holdings, Khandwala Capital Management, Inc., a Connecticut corporation (“Purchaser”), and Amit S. Khandwala (“ASK”) entered into a Stock Purchase Agreement (the “Agreement”).  Pursuant to the Agreement, upon the terms and subject to the satisfaction or waiver of the conditions therein, Wright Holdings will sell, and Purchaser will purchase for cash (the “Sale”), all of the issued and outstanding stock (the “Stock”) of Winthrop.  The purchase price (the “Purchase Price”) for the Stock is $6 million, subject to certain adjustments for intercompany accounts at closing.  The Sale is subject to the approval of the stockholders of the Company.

The board of directors of Wright Holdings has approved the Agreement and the Sale.  The Agreement provides, among other things, a detailed description of the conditions to the completion of the Sale, termination provisions, representations and warranties and covenants made by Wright Holdings, ASK and Purchaser, indemnity provisions, and liquidated damages related to certain terminations of the Agreement.

The Closing is subject to various closing conditions, including the approval of the Sale by the stockholders of Wright Holdings, the accuracy of representations and warranties of the parties, the performance of covenants by the respective parties, the absence of certain litigation regarding the Sale, and other conditions set forth in the Agreement.  It is anticipated that the Closing will take place promptly after the date on which Wright Holdings’ stockholder meeting is held if the Sale is approved at such meeting.  Management of Wright Holdings anticipates that the Closing will occur on or prior to July 31, 2018.

THE WINTHROP CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands)

	Year Ended December 31,
	2017	2016
Revenues
Investment management services	$2,213	$2,240
Other investment advisory services	2,387	2,765
Financial research and related data	812	706
	5,412	5,711
Expenses
Compensation and benefits	2,896	3,322
Other operating	2,032	2,341
	4,928	5,663

Operating income	484	48
Interest expense and other income (loss), net	(105)	(81)
Income (loss) before income taxes	379	(33)
Income tax expense	(499)	(50)
Net loss	$(120)	$(83)

See accompanying notes to consolidated financial statements.

THE WINTHROP CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	Year ended December 31,
	2017	2016
Cash flows from operating activities

Net loss	$(120)	$(83)
Adjustments to reconcile net loss to cash provided by operating activities:
Realized loss on sale of short-term investments	-	9
Depreciation and amortization	433	643
Interest expense related to officers retirement bonus liability	87	78
Deferred tax asset	475	36
Changes in other operating items, net :
Accounts receivable	(31)	49
Deferred revenue	(5)	11
Officers retirement bonus liability	(200)	(222)
Due to parent	101	137
Income taxes payable	24	26
Prepaid expenses and other current assets	(62)	41
Accounts payable and accrued expenses	(21)	(178)
Net cash provided by operating activities	681	547

Cash flows from investing activities
Additions to property and equipment	(33)	(73)
Proceeds from sale of short-term investments	-	148
Net cash provided by (used in) investing activities	(33)	75

Cash flows from financing activities
Net repayment of advances from parent	(450)	(655)
Net cash used in investing activities	(450)	(655)
Net increase (decrease) in cash and cash equivalents	198	(33)
Cash and cash equivalents at the beginning of the period	219	252
Cash and cash equivalents at the end of the period	$417	$219

See accompanying notes to consolidated financial statements.

THE WINTHROP CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31,
	2017	2016

Assets
Current assets
Cash and cash equivalents	$417	$219
Accounts receivable	308	277
Prepaid expenses and other current assets	304	242

Total current assets	1,029	738

Property and equipment, net	100	103
Intangible assets, net	1,618	2,015
Goodwill	3,364	3,364
Deferred tax asset	1,418	1,893
Other assets	50	50
Total assets	$7,579	$8,163

Liabilities and stockholders equity
Current liabilities
Accounts payable and accrued expenses	$571	$592
Deferred revenue	6	11
Income taxes payable	50	26
Due to parent	118	467
Current portion of officers retirement bonus liability	190	200
Total current liabilities	935	1,296

Officers retirement bonus liability, net of current portion	467	570
Total liabilities	1,402	1,866

Stockholders equity
Common stock	1	1

Additional paid-in capital	11,410	11,410

Accumulated deficit	(5,234)	(5,114)

Total stockholders equity	6,177	6,297
Total liabilities and stockholders equity	$7,579	$8,163

See accompanying notes to consolidated financial statements.

THE WINTHROP CORPORATION
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS EQUITY
YEARS ENDED DECEMBER 31, 2017 AND 2016
(unaudited)

(in thousands, except share data)

					Total
			Additional		stock-
	Common stock		paid -in	Accumulated	holders
	shares	amount	capital	deficit	equity

Balance at December 31, 2015	1,000	$1	$11,410	$(5,031)	$6,380
Net loss		-	-	(83)	(83)
Balance at December 31, 2016	1,000	1	11,410	(5,114)	6,297
Net loss	-	-	-	(120)	(120)
Balance at December 31, 2017	1,000	$1	$11,410	$(5,234)	$6,177

See accompanying notes to consolidated financial statements.

THE WINTHROP CORPORATION
(a wholly-owned subsidiary of Wright Investors’ Service Holdings, Inc.)
Notes to Consolidated Financial Statements
Years Ended December 31, 2017 and December 31, 2016
(unaudited)

1.	Description of activities

The Winthrop Corporation, a Connecticut Corporation (hereinafter referred to as the “Company” or “Winthrop”) is a wholly- owned subsidiary of Wright Investors’ Service Holdings, Inc. ( “Wright Holdings”), and through its wholly-owned subsidiaries Wright Investors’ Service, Inc. (“Wright”), Wright Investors’ Service Distributors, Inc. (“WISDI”) and Wright’s wholly-owned subsidiary, Wright Private Asset Management, LLC (“WPAM”) (collectively, the “Wright Companies”), offers investment management services,  financial advisory services and investment research to large and small investors, both taxable and tax exempt.  WISDI is a registered broker dealer with the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Securities and Exchange Commission.

Wright markets its investment management products and services to plan sponsors, trade unions, endowments, corporations, state and local governments, municipalities and foundations.  The Wright products include equity, fixed income and balanced portfolios for various plan types, including defined benefit, annuity, self-directed and 401(k), health and welfare and education and training plans. In addition, Wright helps bank trust departments and trust companies satisfy part or all of their investment management functions.  Wright delivers fiduciary level investment management services to these institutions’ clients by providing active oversight of each account's asset allocation and security selection.  Its offerings include investment management solutions utilizing individual securities or mutual funds. Mutual fund models developed by Wright utilize a combination of Wright Mutual Funds as well as mutual funds from other investment managers.

WPAM offers programs to support high net worth investors and other individual investors.  WPAM manages a variety of accounts including: discretionary investment accounts, individual retirement accounts (IRAs), 401k plans and accounts for non-corporate fiduciaries, such as trustees, executors, guardians, personal representatives, attorneys and other professionals who are responsible for the assets of others and must manage those assets in accordance with the Prudent Investor Act.  This investment process, developed and monitored by the Wright Investment Committee, and related investment strategies, are utilized to address the objectives of WPAM clients.

2.	Summary of significant accounting policies

Principles of consolidation.

The consolidated financial statements include the accounts of the Company and its subsidiaries all of which are wholly-owned. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from these estimates.

Employees’ stock-based compensation

Stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is generally the vesting period.

Income taxes

Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to carryforwards and to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The accounting for uncertain tax positions guidance requires that the Company recognize the financial statement benefit of a tax position only after determining that the Company would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognizes interest and penalties on uncertain tax positions as interest and other expenses, respectively.  The Company has no uncertain tax positions at December 31, 2017 and 2016.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash investments.

Property and equipment

Property and equipment are carried at cost, net of allowance for depreciation. Depreciation is provided on a straight-line basis over estimated useful lives of 3 to 7 years for equipment and furniture.

Intangible Assets

Intangible assets, which were recorded in connection with the acquisition of Winthrop by Wright Holdings, are amortized over their estimated useful lives, on a straight-line basis. Intangible assets subject to amortization are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company assesses the recoverability of its intangible assets by determining whether the unamortized balance can be recovered over the assets’ remaining life through undiscounted forecasted cash flows. If undiscounted forecasted cash flows indicate that the unamortized amounts will not be recovered, an adjustment will be made to reduce such amounts to fair value determined based on forecasted future cash flows discounted at a rate commensurate with the risk associated with achieving such cash flows. Future cash flows are based on trends of historical performance and the Company’s estimate of future performance, giving consideration to existing and anticipated competitive and economic conditions.   No impairment of intangible assets was recognized at December 31, 2017 or 2016.

Goodwill

Goodwill, which was recorded in connection with the acquisition of Winthrop by Wright Holdings, is not subject to amortization and is tested for impairment annually on December 31, or more frequently if events or changes in circumstances indicate that the asset may be impaired. The impairment test consists of a comparison of the fair value of the reporting unit, which consists of The Wright Companies operating segment, with its carrying amount, including goodwill. Fair value was calculated based upon future cash flows discounted at a rate commensurate with the risk involved, market based comparables and recent transactions within the financial services industry. Future cash flows are based on projection of adjusted EBITDA. If the carrying amount of the reporting unit exceeds its fair value then an analysis will be performed to compare the implied fair value of goodwill with the carrying amount of goodwill. An impairment loss will be recognized in an amount equal to the excess of the carrying amount over the implied fair value. After an impairment loss is recognized, the adjusted carrying amount of goodwill is its new accounting basis.  No impairment of goodwill was recognized at December 31, 2017 or 2016.  There were no changes in the carrying value of goodwill during 2017 or 2016.

Revenue recognition

Revenue from investment advisory services and investment management services are recognized over the period in which the service is performed.  Accordingly, the amount of such revenue billed as of the balance sheet date relating to periods after the balance sheet date is accounted for as deferred revenue.  Revenue from research reports is recognized monthly upon the receipt of payment from the third-party industry distributors.

In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-09 Revenue from Contracts with Customers (“ASC 606”). The new guidance creates a single, principle based model for revenue recognition and expands and improves disclosures about revenue. The new guidance is effective for the Company on January 1, 2018. The Company has performed an assessment and analysis of the Company’s current policies and practices and there will be no material change upon the adoption of ASC 606.

3.	Certain new accounting guidance

In February 2016, the FASB issued ASU 2016-02, leases (Topic 842), which supersedes the existing guidance for lease accounting, Leases (Topic 840).  ASU 2016-02 requires lessees to recognize leases on their balance sheets, and leaves lessor accounting largely unchanged.  The amendments in this ASU are effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  Early application is permitted for all entities.  ASU 2016-02 requires a modified retrospective approach for all leases existing at, or entered into after the date of initial application, with an option to elect to use certain transaction relief.  The Company is currently assessing the impact that the adaption of ASU 2016-02 will have on its financial statements.

In March 2016, the FASB issued ASU 2016-09, “Compensation- Stock Compensation (Topic 718):  Improvements to Employee Share Based Payment Accounting.”  ASU 2016-09 simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures and statutory tax withholding requirements, as well as classifications in the statement of cash flows.  ASU 2016-09 is effective for the fiscal years beginning after December 15, 2016 and interim periods within those fiscal years.  During 2017, the Company has adopted ASU 2016-09 which did not have any impact in the Company’s financial statements.  In accordance with ASU 2016-09, the Company has made the accounting policy election to continue to estimate forfeitures based upon historical occurrences.

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.  The ASU generally requires companies to measure investments in equity securities, except those accounted for under the equity method, at fair value and recognize any changes in fair value in net income. The new guidance must be applied using a modified-retrospective approach and is effective for periods beginning after December 15, 2017 and early adoption is not permitted.  The Company has evaluated the impact this new standard, and it will not have a material effect on the consolidated financial statements.

In January 2017, FASB issued ASU 2017-04, “Intangibles- Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”, which eliminates the second step of the previous FASB guidance for testing goodwill for impairment and is intended to reduce cost and complexity of goodwill impairment testing.  The standard is effective for periods beginning after December 15, 2019 for both interim and annual periods.  Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017.  The Company is currently assessing the impact that the adoption of ASU 2017-04 will have on its financial statements.

In May 2017, the FASB issued ASU 2017-09, “Compensation – Stock Compensation (Topic 708) Scope of Modification Accounting” which provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. Adoption of the Standard is required for annual and interim periods beginning after December 15, 2017 with the amendments in the update applied prospectively to an award modified on or after the adoption date. Early adoption is permitted. The Company has evaluated the impact this new standard, and it will not have a material effect on the consolidated financial statements.

5.	Accounts receivable

Winthrop and its subsidiaries continuously monitor the creditworthiness of customers and establish an allowance for uncollectible accounts based on specific customer related collection issues.  As of December 31, 2017, and 2016, there was no allowance for uncollectible accounts.

6.	Accounts payable and accrued expenses

Accounts payable and accrued expenses consist of the following (in thousands):

	December 31,
	2017	2016

Accrued professional fees	$102	$133
Accrued compensation and related expenses	144	156
Other	325	303
	$571	$592

7.	Income taxes

The Company is included in the consolidated federal and the combined state income tax returns of Wright Holdings. The below reflects what the income tax provision would be for the Company on a separate company basis.

The components of income tax expense are as follows (in thousands):

	Year Ended December 31,
	2017	2016
Current
Federal	$-	$-
State and local	23	14
Total current	23	14

Deferred
Federal	$583	$(11)
State and local	(107)	47
Total deferred	476	36

Total income tax expense	$499	$50

The difference between the benefit for income taxes computed at the statutory rate and the reported amount of tax expense (benefit) from operations is as follows:

	Year ended December 31,
	2017	2016
Federal income tax rate	34.0%	34.0%
State income tax (net of federal effect)	(24.3)	(160.2)
Non-deductible expenses	1.2	(15.4)
Impact of tax law change	120.9	-
Effective tax rate	131.8%	(141.6)%

The deferred tax assets and liabilities are summarized as follows (in thousands):

	December 31,
	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$1,499	$2,123
Equity-based compensation	158	230
Accrued compensation	180	304
Fixed assets	16	29
Gross deferred tax assets	1,853	2,686

Deferred tax liabilities:
Intangible assets	(435)	(785)
Other	-	(8)
Deferred tax liabilities	(435)	(793)
Net Deferred tax assets	$1,418	$1,893

The Tax Cuts and Jobs Act (the "Act") was enacted in December 2017. Among other things, the Act reduces the U.S. federal corporate tax rate from 35 percent to 21 percent and eliminates the alternative minimum tax (“AMT”) for corporations. The reduction of the corporate tax rate resulted in a write-down of the Company’s net deferred tax assets of approximately $0.5 million.

As of December 31, 2017, the Company has a federal net operating loss carryforward of approximately $3.8 million, which expires between 2030 through 2035, and a Connecticut net operating loss carryforward of approximately $11.7 million, which expires between 2021 through 2035.

8.	Property and equipment:

Property and equipment consists of the following (in thousands):

	December 31,
	2017	2016
Computer software	$75	$72
Computer equipment	140	110
Office furniture and equipment	46	46
Leasehold improvements	1	1
	262	229
Less: accumulated depreciation and amortization	(162)	(126)
	$100	$103

Depreciation expense for the years ended December 31, 2017 and 2016 was $36,000 and $14,000, respectively.

9.	Intangible Assets

Intangible assets subject to amortization consisted of the following (in thousands):

		December 31, 2017
Intangible	Estimated useful life	Gross carrying amount	Accumulated Amortization	Net carrying amount

Investment Management and Advisory Contracts	9 years	$3,181	$1,778	$1,403
Trademarks	10 years	433	218	215

		$4,574	$2,956	$1,618

		December 31, 2016
Intangible	Estimated useful life	Gross carrying amount	Accumulated Amortization	Net carrying amount

Investment Management and Advisory Contracts	9 years	$3,181	$1,425	$1,756
Trademarks	10 years	433	174	259

		$4,574	$2,559	$2,015

Amortization expense amounted to $397,000 and $629,000 for each of the years ended December 31, 2017 and 2016, respectively. The weighted-average amortization period for total amortizable intangibles at December 31, 2017 is 4 years. Estimated amortization expense for each of the five succeeding years and thereafter is as follows (in thousands):

Year ending December 31,
2018	397
2019	397
2020	397
2021	386
2022	41
$1,618

12.	Retirement plans

a)
Wright Holdings maintains a 401(k) Savings Plan (the “Plan”), for full time employees who have completed at least one hour of service coincident with the first day of each month.  The Plan permits pre-tax contributions by participants.   Effective January 15, 2013, the employees of the Company and its subsidiaries were eligible to participate in the Plan, and Wright Holdings ceased matching the participants contributions.

b)
The Company maintains an officer retirement bonus plan (the “Bonus Plan”) that is an unfunded deferred compensation program providing retirement benefits equal to 10% of annual compensation, as defined, to those officers upon their retirement.   Effective December 1, 1999, the Plan was frozen so that no additional benefits will be earned.   The liability is payable to individual retired employees at the rate of $50,000 per year in equal monthly amounts commencing upon retirement.  The liability was recorded at $885,000 at the date of Wright Holdings acquisition of Winthrop, representing its estimated fair value computed based on its present value, utilizing a discount rate of 14%, which was estimated to be the acquired company’s weighted average cost of capital on such date from the perspective of a market participant.  The calculated discount of $1,027,000 at the date of acquisition is being amortized as interest expense over the period the obligation is outstanding by use of the effective interest method.   For the years ended December 31, 2017 and 2016, interest expense, (included in Interest expense and other, net) amounted to $87,000 and $78,000, respectively.  During 2016, an employee left the Company prior to his retirement date, and the Company recognized $23,000 of income related to the elimination of the related liability and a corresponding credit to Compensation and benefits in the Consolidated Statement of Operations.   At December 31, 2017, and 2016 the present value of the obligation under the Bonus Plan was $657,000, and $770,000, respectively, net of discount of $367,000 and $454,000, respectively.  Of the undiscounted obligation of $1,024,000 at December 31, 2017, $190,000 is expected to be paid during 2018.

13.	Related party transactions

Wright acts as an investment advisor, its subsidiary acts as a principal underwriter and Peter Donovan, an officer of the Company until December 2017 and a current director of the Company, was also an officer for a family of mutual funds from which investment management and distribution fees are earned based on the net asset values of the respective funds. Such fees, which are included in Other investment advisory services, amounted to $403,000 and $778,000 for the years ended December 31, 2017 and 2016, respectively. Effective October 1, 2017, the Boards of Trustees of the Wright Mutual Funds approved the elimination of the Rule 12b-1Distribution Plan and shareholder services fee applicable to each Fund. As a result, Fund shareholders will no longer pay a 12b-1 fee or shareholder services fee.

RISK FACTORS

You should carefully consider the following risk factors relating to the sale before you decide whether to vote for the proposal to approve and authorize the sale. You should also consider the other information in this proxy statement and the additional information in our other reports that we file with the SEC.

If we fail to complete the sale, our business may be harmed.

The sale is subject to a number of contingencies, including approval by our stockholders and other customary closing conditions. We cannot predict whether we will succeed in obtaining the approval of our stockholders, or that the other conditions to closing the sale will be satisfied. As a result, we cannot assure you that the sale will be completed. If our stockholders fail to approve the proposal at the Annual Meeting or if the sale of Winthrop is not completed for any other reason, the market price of our common stock may decline. As a result of our public announcement of the sale, third parties may be unwilling to enter into material agreements with respect to Winthrop. New and existing customers may prefer to enter into agreements with our competitors because our customers perceive that such relationships are likely to be more stable. If we fail to complete the sale, the failure to maintain existing business relationships or enter into new ones could adversely affect our business, results of operations and financial condition.

If our stockholders do not approve and authorize the sale, there may not be any other offers from potential acquirers.

If our stockholders do not approve the sale, we may seek another strategic transaction, including the sale of all or part of Winthrop. Although we have had such discussions with various parties in the past, none of these parties may now have an interest in a purchase of Winthrop or be willing to offer a reasonable purchase price.

Following the consummation of the sale, we will likely be classified as an inadvertent investment company.

We are not engaged in the business of investing, reinvesting, or trading in securities, and we do not hold ourselves out as being engaged in those activities. However, under the Investment Company Act, a company may fall within the scope of being an “inadvertent investment company” under section 3(a)(1)(C) of the such Act if the value of its investment securities (as defined in the Investment Company Act) is more than 40% of its total assets (exclusive of government securities and cash and certain cash equivalents).

Our investment securities will likely have a value in excess of 40% of the value of our total assets (exclusive of government securities and cash and certain cash equivalents) following the closing of the sale.

An inadvertent investment company can avoid being regulated as an investment company if it can rely on certain of the exclusions under the Investment Company Act. One such exclusion, Rule 3a-2 under the Investment Company Act and similar SEC principles and guidance, allows an inadvertent investment company (as a “transient investment company”) a grace period of one year from the date of classification (in our case, the date of stockholder approval of the sale), to be engaged primarily in businesses other than investing, reinvesting, owning, holding or trading in securities.

In order to cease being an inadvertent investment company, we may acquire one or more operating businesses, or at least controlling interests in one or more operating businesses, so that our principal business will be other than that of investing, reinvesting, owning, holding or trading in securities. There can be no assurance that we will be able to complete such acquisitions by the applicable deadline.

If we were required to register as an “investment company” under the Investment Company Act following the consummation of the sale, applicable restrictions could make it impractical for the Company to continue its business as contemplated and could have a material adverse effect on us.

The Investment Company Act and the rules thereunder contain detailed requirements for the organization and operation of investment companies. If we were required to register under the Investment Company Act, applicable restrictions and other requirements could have a material adverse effect on us. In the event that we were to be required to register as an investment company under the Investment Company Act, we would be forced to comply with substantive requirements under the Act, including:

•	limitations on our ability to borrow;

•	limitations on our capital structure;

•	limitations on the issuance of debt and equity securities,

•	restrictions on acquisitions of interests in partner companies;

•	prohibitions on transactions with affiliates;

•	prohibitions on the issuance of options and other limitations on our ability to compensate key employees;

•	certain governance requirements,

•	restrictions on specific investments; and

•	reporting, record-keeping, voting and proxy disclosure requirements.

In the event that we were to be deemed to be an investment company subject to registration as such under the Investment Company Act, compliance costs and burdens upon us may increase and the additional requirements may constrain our ability to conduct business, which may adversely affect our business, results of operations or financial condition.

After the consummation of the sale, we believe that we will be a shell company under the federal securities laws.

Following consummation of the sale, we will have no or nominal operations. Pursuant to Rule 405 of the Securities Act and Exchange Act Rule 12b-2, a shell company is defined as a registrant that has no or nominal operations, and either:

•	no or nominal assets;

•	assets consisting solely of cash and cash equivalents; or

•	assets consisting of any amount of cash and cash equivalents and nominal other assets.

Our pro forma condensed consolidated balance sheet reflects that after closing, our assets will consist primarily of cash and cash equivalents. Accordingly, we believe that after consummation of the sale, we will be a shell company. Applicable securities rules prohibit shell companies from using a Form S-8 registration statement to register securities pursuant to employee compensation plans and from utilizing Form S-3 for the registration of securities for so long as the Company is a shell company and for 12 months thereafter.

Additionally, Form 8-K requires shell companies to provide more detailed disclosure upon completion of a transaction that causes it to cease being a shell company. To the extent that we acquire a business in the future, we must file a current report on Form 8-K containing the financial and other information required in a registration statement on Form 10 within four business days following completion of such a transaction.

To assist the SEC in the identification of shell companies, we will also be required to check a box on our quarterly reports on Form 10-Q and our annual reports on Form 10-K indicating that we are a shell company.

To the extent that we are required to comply with additional disclosure because we are a shell company, we may be delayed in executing any mergers or acquiring other assets that would cause us to cease being a shell company. In addition, under Rule 144 of the Securities Act, a holder of restricted securities of a “shell company” is not allowed to resell their securities in reliance upon Rule 144. Preclusion from any prospective purchase using the exemptions from registration afforded by Rule 144 may make it more difficult for us to sell equity securities in the future and the inability to utilize registration statements on Forms S-8 and S-3 would likely increase our cost to register securities in the future. Additionally, the loss of the use of Rule 144 and Forms S-3 and S-8 may make investments in our securities less attractive to investors and may make the offering and sale of our securities to employees, directors and others under compensatory arrangements more expensive and less attractive to recipients.

We will incur significant expenses in connection with the sale.

Under certain circumstances, we would be obligated to pay Purchaser $50,000 in liquidated damages if the Stock Purchase Agreement is terminated. Further, we expect to pay legal fees, accounting fees, financial advisor fees and proxy costs whether the sale closes or not. Any significant expenses or payment obligations incurred by us in connection with the sale could adversely affect our financial condition and cash position.

Unless we select a particular industry or target business with which to complete a business combination, you will be unable to ascertain the risks of the industry or business in which we may ultimately operate.

After the close of the sale, we may develop or acquire a majority interest or at least a controlling interest (as defined for purposes of the Investment Company Act) in a company (or companies) with principal business operations in an industry that we believe will provide attractive opportunities for growth. We are not limited to any particular industry or type of business. Accordingly, there is no current basis for you to evaluate the possible risks of the particular industry in which we may ultimately operate. Although we will evaluate the risks inherent in a particular target business, we cannot assure you that all of the significant risks present in that target business will be properly assessed. Even if we properly assess those risks, some of them may be outside of our control or ability to affect.

REGULATORY MATTERS

There are no material federal or state regulatory requirements that must be complied with, or approvals that must be obtained, for the completion of the sale, other than the filing of this proxy statement, in preliminary and definitive form, with the SEC.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material United States federal income tax consequences to us of the proposed sale of all of the issued and outstanding common stock of Winthrop to Purchaser pursuant to the terms of the Stock Purchase Agreement.

The following discussion is based on the Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service, or IRS, could adopt a position contrary to that presented in the following discussion. In addition, future legislative, judicial or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the proposed transaction to us.

Federal Income Tax Consequences to Us of the Proposed Sale of the Stock of Winthrop.

As a result of the proposed sale, we will sell all of the capital stock of Winthrop to Purchaser in exchange for $6,000,000 in cash, subject to adjustment as provided in the Stock Purchase Agreement.

We will realize taxable gain or loss on the deemed asset sale measured by the difference between the proceeds received by us on such sale and our adjusted tax basis in the Winthrop stock sold. We believe the sale will produce a capital loss.

After the sale, we may realize substantial “personal holding company income” within the meaning of Section 543 of the Internal Revenue Code from investment of the sale proceeds. In general, passive investment income such as dividends, interest, and certain rents and royalties, constitutes “personal holding company income.” Section 541 of the Internal Revenue Code imposes a tax of 20% on the undistributed “personal holding company income” of a corporation, but only if the corporation is a “personal holding company”, or PHC. A PHC is any corporation (with exceptions not here relevant) if (i) at least 60% of its adjusted ordinary gross income for the taxable year is “personal holding company income,” and (ii) at any time during the last half of the taxable year more than 50% in value of the corporation’s stock is owned, directly or indirectly, by or for not more than 5 individuals. For purposes of these rules, Section 544 of the Internal Revenue Code applies complex rules of attribution of stock ownership among stockholders. We do not believe that our current stock ownership would make us a PHC within the meaning of these rules; however, sales/purchases of our stock could result in five or fewer persons owning more than 50% of our stock. If it were determined that we were a PHC, then it is possible that we could become subject to the personal holding company tax on undistributed “personal holding company income” following the sale of the stock of The Winthrop Corporation.

Tax matters are complex, and the tax consequences of the sale and their effect on you will depend on the facts of your particular situation. You are urged to consult with your own tax advisor with respect to your own individual tax consequences.

APPRAISAL RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the General Corporation Law of the State of Delaware, our certificate of incorporation or our bylaws in connection with the sale.

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” ITEM 1.

ITEM 2:  ELECTION OF DIRECTORS

Nominees for Directors

The board of directors is presently comprised of five members. The board of directors has reduced its size to four members effective the date of the Annual Meeting. The Nominating and Corporate Governance Committee has recommended to the board of directors, and the board of directors proposes four nominees for election at the Annual Meeting as directors of the Company.  Directors elected at the Annual Meeting will serve a term expiring at the next annual meeting or until a successor is selected. Each of the nominees is currently a director and has served continuously since joining the board.  The certificate of incorporation of the Company provides that the board of directors can set the number of directors.

The board of directors has no reason to doubt the availability of the nominees, and all have consented to serve as a director of the Company if elected and all have consented to being named as nominee in this proxy statement.

The names of the director nominees submitted for election by the holders of the common stock and certain information about the nominees, are set forth below.

Harvey P. Eisen, 75, has served as Chairman of the board of directors and Chief Executive Officer of the Company since June 2007 and also has served as its President since July 2007.  Mr. Eisen has served as a director of the Company since 2004.  Mr. Eisen has served as Chairman and Managing Member of Bedford Oak Advisors, LLC, an investment partnership (“Bedford Oak”), since 1998 and Chairman and Director of GP Strategies Corporation, a global performance solutions provider (“GP Strategies”) since 2004. Mr. Eisen has also served on the board of directors of VerifyMe, Inc., a provider of physical, cyber and biometric security solutions, since April 2018.

Mr. Eisen was previously Senior Vice President of Travelers, Inc. and held various executive positions with Primerica, SunAmerica Corp., and Integrated Resources Asset Management.  Mr. Eisen was president and portfolio manager of Eisen Capital Management for 10 years.  He began his career as an analyst with Stifel, Nicolaus & Co. and Wertheim.  Mr. Eisen has served on the Strategic Development Board for the Trulaske College of Business, University of Missouri since 1995 where he established the first accredited course on the Warren Buffett Principles of Investing. He also serves on the University’s Investment Advisory Committee. With over three decades of investment experience, he has been consulted by the national media for his expert views on all phases of the investment marketplace.

Mr. Eisen is qualified to serve on our board of directors and brings valuable insight to our board of directors as a result of his broad range of business skills and his financial literacy and expertise and executive and management leadership skills. Mr. Eisen developed these skills and expertise during his long and successful business career as Chairman and Managing Member of Bedford Oak,   a Senior Vice President of Travelers and Primerica, as well as his service on other public company and institutional boards.

Marshall S. Geller, 79, has served as a director of the Company since January 14, 2015.  Mr. Geller was  a Founder and Senior Investment Partner of St. Cloud Capital, LLC, a Los Angeles based private equity fund from December 2001 until June 2017.  He has spent more than 50 years in corporate finance and investment banking, including 21 years as a Senior Managing Director of Bear, Stearns & Co., with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East.  Mr. Geller has served as a director of GP Strategies, a global performance solutions provider, since 2002, currently serves as a director of COR Capital LLC and is a director of VerifyMe, Inc., a provider of physical, cyber and biometric security solutions, since August 2017.

Mr. Geller also serves on advisory boards to UCLA Health Systems.   Mr. Geller is on the Board of Governors of Cedars-Sinai Medical Center, Los Angeles and also serves on the Dean's Advisory Council for the College of Business & Economics at California State University, Los Angeles.

Mr. Geller is qualified to serve on our Board of directors due to his experience as the managing partner of a private equity fund and a director of other public companies, Mr. Geller brings to the Board many years of experience and expertise as an investor in and advisor to companies in various sectors.

Richard C. Pfenniger Jr., 62,  has served as a director of the Company since March 31, 2015.  Mr. Pfenniger served as Interim Chief Executive Officer of Vein Clinics of America, Inc. from May 2014 to February 2015 and also served as Interim Chief Executive Officer of IntegraMed America, Inc., a manager of outpatient medical fertility centers, from January to June 2013. From 2003 until 2011, Mr. Pfenniger served as the Chairman of the Board, President and Chief Executive Officer of Continucare Corporation, a provider of primary care physician services. Mr. Pfenniger was the Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc., a provider of career-oriented higher education, from 1997 until 2003. From 1994 to 1997, Mr. Pfenniger served as the Chief Operating Officer of IVAX Corporation, and from 1989 to 1994 he served as the Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation, a multi-national pharmaceutical company. Prior thereto, Mr. Pfenniger was engaged in the private practice of law. Mr. Pfenniger also currently serves as a Director of TransEnterix, Inc., a medical device company,  OPKO Health, Inc., a multi-national pharmaceutical and diagnostics company, Biocardia, Inc., a regenerative medicine company, GP Strategies, a global performance solutions provider, and IntegraMed America, Inc.

The Company believes that Mr. Pfenniger’s prior experience as a Chief Executive Officer of a public company and his other senior management roles, each of which have required him to manage the demands of clients, employees and investors, makes him a valuable addition to the Company’s board of directors.

Lawrence G. Schafran, 79, is a private investor and has served as a director and chairman of the audit committee of the Company since 2006.  Mr. Schafran also serves as a director of Cupcake Digital, Inc., a developer of mobile applications focusing on the children’s market, Glasstech, Inc., a manufacturer and seller of glass bending and tempering systems, and VerifyMe, Inc., a provider of physical, cyber and biometric security solutions.  Mr. Schafran also served as director of other public and private companies, and as a Managing Director of Providence Capital, Inc., an investment and advisory firm from March 2003 until December 2012.

Mr. Schafran is qualified to serve on our board of directors because of his extensive business skills and experiences and his financial literacy and expertise.  Mr. Schafran also possesses a broad range of experiences and skill garnered from the various leadership positions and from his service on other public company boards and committees.

The board of directors unanimously recommend a vote “FOR” each of the nominees.

CORPORATE GOVERNANCE

General

We are committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices. Our board of directors and Nominating and Corporate Governance Committee review and evaluate the Company’s corporate governance practices. This review includes comparing the board of directors’ current governance policies and practices with those suggested by corporate governance authorities as well as the practices of other public companies of comparable size. The board of directors has adopted those corporate governance policies and practices that its evaluation suggests are the most appropriate for the Company.

Audit Committee

Our Audit Committee is currently composed of Lawrence G. Schafran and Marshall S. Geller. The board of directors affirmatively determined that Mr. Schafran and Mr. Geller are independent, in accordance with The Nasdaq Stock Market (“Nasdaq”) independence criteria and for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The board of directors determined that each of Messrs. Schafran and Geller is able to read and understand financial statements and that each of Messrs. Schafran and Geller has accounting or related financial management expertise in accordance with the applicable rules of Nasdaq. The board of directors also determined that each of Messrs. Schafran and Geller has the accounting or related financial management expertise necessary to be considered a “financial expert” under SEC rules.

The Audit Committee is responsible for maintaining communications among itself, the independent accounting firm and Company management. The Audit Committee assists the board of directors in fulfilling its oversight responsibility to the stockholders relating to the integrity of the Company’s financial statements and the financial reporting process, the Company’s compliance with legal and regulatory requirements, the independent accounting firm’s qualifications and independence, the Company’s systems of internal accounting and financial controls, the annual audit of the Company’s financial statements, the performance of the Company’s internal audit function and the engagement of the independent accounting firm.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Marshall Geller, Lawrence Schafran and Richard Pfenniger, each of whom has been determined by our board of directors to be independent in accordance with Nasdaq’s independence criteria, an “outside director” pursuant to criteria established by the Internal Revenue Service and is a “non-employee” director pursuant to criteria established by the SEC.  The Compensation Committee reviews and approves the Company’s executive compensation programs, plans and awards.

Our Compensation Committee reviews and approves the compensation arrangements for our chief executive officer, other officers and directors.  The Compensation Committee has the responsibility to administer any equity incentive plans of the Company and for granting awards pursuant to any such plans.  The Compensation Committee also has the authority to establish and administer any other incentive compensation plans for the Company’s officers.  The Compensation Committee has the authority to engage compensation consultants to assist it in carrying out its duties.  When the Compensation Committee deems it to be appropriate, it may delegate its authority to a subcommittee of one or more of its members or, with respect to administrative changes to the Company’s benefit plans, to one or more officers.

With respect to executive officer compensation, our Compensation Committee receives recommendations and information from senior management.  Our chief executive officer annually reviews with the Compensation Committee the performance of our executive officers and participates in Compensation Committee deliberations regarding the compensation of executive officers other than our Chief Executive Officer.  The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to the named executive officers.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Marshall Geller, Lawrence Schafran and Richard Pfenniger.  Our board of directors has determined that each is independent in accordance with Nasdaq independence criteria.

The Nominating and Corporate Governance Committee is responsible for recommending, for consideration by the board of directors, candidates to serve as directors of the Company.  The Nominating and Corporate Governance Committee also reviews recommendations from stockholders regarding corporate governance and director candidates.  The procedure for submitting recommendations of director candidates is set forth below under the caption “Selection of Director Candidates.” The Committee also reviews and evaluates the Company’s corporate governance practices.

Selection of Director Candidates

The Nominating and Corporate Governance Committee bases its nomination recommendations on candidates’ business or professional backgrounds and talents.  Candidates may be identified through any means believed by the Nominating and Corporate Governance Committee to be appropriate, including recommendations from members of the Nominating and Corporate Governance Committee, the board of directors, management or stockholders.  Any stockholder nominations for election as a director at the 2019 annual meeting must be in writing and sent to the Nominating and Corporate Governance Committee c/o Wright Investors’ Service Holdings, Inc., Attn. Corporate Secretary, 177 West Putnam Avenue, Greenwich, CT 06830 no later than [___], 2019.

Each present nominee for election as a director is an incumbent director of the Company selected for nomination by the recommendation of the Nominating and Corporate Governance Committee and action of the board of directors.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings

Our current director attendance policy is that unless there are mitigating circumstances, such as medical, family or business emergencies, the members of the board of directors are expected to participate in all meetings of the board of directors and all committee meetings of which the director is a member and to attend our annual meeting of stockholders. Each director attended at least 75% of the aggregate meetings of the board of directors and of the committees of which such director was a member.

Executive Sessions of Non-Management Directors

Our Corporate Governance Principles permit the non-management directors to meet regularly in executive session.

Stockholder Communications Process

The board of directors provides a process for security holders to send communication to the board of directors.  Stockholders may send communications to the board of directors by mail in care of Wright Investors’ Service Holdings, Inc., Attn:  Corporate Secretary, 177 West Putnam Avenue, Greenwich, CT 06830.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file reports regarding ownership of the Company’s common stock with the SEC, and to furnish the Company with copies of all such reports. Based on a review of these filings, the Company believes that with respect to the most recently concluded fiscal year, all such reports were timely filed.

EXECUTIVE COMPENSATION

The Company has elected to use the Smaller Reporting Company rules issued by the SEC regarding the disclosure of executive compensation.  Under these rules, the Company provides a Summary Compensation Table covering 2017 and 2016 compensation for the individual who served as principal executive officer in 2017 and for three individuals who are the most highly-compensated executive officers other than the individual who served as principal executive officer (to whom we refer collectively as our “named executive officers”) and Outstanding Equity Awards at Year-End Table and certain narrative disclosures.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of the Company’s Named Executive Officers for the fiscal years ended December 31, 2017 and 2016.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1) (2)(3)	Total
		($)	($)	($)	($)
Harvey P. Eisen, Chairman of the Board and Chief Executive Officer (Principal Executive	2017	15,000	0	1,343	16,343
Officer) (1)	2016	20,000	0	1,318	21,138
Ira J. Sobotko, Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting	2017	150,000	0	11,767	161,767
Officer) (2)	2016	150,000	0	11,716	161,716
Peter M. Donovan, Chairman of the Board, of	2017	200,000	0	22,245	222,245
Winthrop (3)	2016	200,000	6,250	3,047	209,297

Amit S. Khandwala, Co- Chief Executive Officer of Winthrop (4)	2017	312,799	0	483	313,282
	2016	318,109	6,250	483	324,842

(1)	For Mr. Eisen, the amount reflected under “All Other Compensation” is comprised of $1,343 and $1,318 for 2017 and 2016, respectively, for life insurance premiums.

The Compensation Committee of the Company increased the compensation of Mr. Eisen to $25,000 per month from $15,000 annually, effective January 1, 2018, due to his increased duties in connection with strategic matters related to the potential sale of Winthrop. The Compensation Committee will reconsider the amount of Mr. Eisen’s compensation following closing of the Winthrop sale transaction.

(2)	For Mr. Sobotko, the amount reflected under “All Other Compensation” is comprised of:

•	$2,167 and $2,116 for 2017 and 2016, respectively, for life insurance premiums;

•	$9,600 for each of 2017 and 2016 for auto expense allowance.

(3)
Mr. Donovan was the Chief Executive Officer of Winthrop, which became a subsidiary of the Company on December 19, 2012 in connection with the Company’s acquisition of Winthrop. Mr. Donovan was the Executive Chairman of Winthrop from December 2015 to December 2017. Effective December 19, 2017, Mr. Donovan was no longer employed by the Company and no longer received any compensation from the Company. For Mr. Donovan, the amount reflected in “All Other Compensation” is comprised of:

•	$3,047 for 2017 and 2016, for life insurance premiums.

•	$19,198 and $0 for 2017 and 2016, respectively for auto expense allowance.

(4)
Mr. Khandwala, effective December 19, 2015, became the Co-Chief Executive Officer (with Mr. Eisen) of Winthrop. For Mr. Khandwala, the amount reflected in “All Other Compensation” is comprised of $483 in 2017 and 2016 for life insurance premiums.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information concerning the holdings of unexercised and vested options to purchase shares of common stock of the Company for each of the named executive officers at December 31, 2017.

Name	Number of Shares of Common Stock Underlying Unexercised Options which are Exercisable	Number of Shares of Common Stock Underlying Unexercised Options which are Unexercisable	Option Exercise Price Per Share of Common Stock	Option Expiration Date
	(#)	(#)	($)
Harvey P. Eisen	250,000(1)	-	$1.36	April 28, 2020

(1)	These options were fully vested at December 31, 2017.

Overview of Material Compensation Arrangements with Our Named Executive Officers

The following is a summary of the material terms of employment and compensation arrangements pursuant to which compensation was paid to our named executive officers for their service with the Company or its subsidiaries for the fiscal year ended December 31, 2017.

The Company has no current outstanding employment agreement with any executive officer.

Harvey P. Eisen

The Compensation Committee of the board of directors of the Company increased the compensation of Harvey P. Eisen the Company’s Chairman and Chief Executive Officer, effective January 1, 2018, to $25,000 per month from $15,000 annually due to his increased duties in connection with the potential sale of Winthrop. The Compensation Committee will reconsider the amount of Mr. Eisen’s compensation following closing of the Winthrop sale transaction.

Ira J. Sobotko

Mr. Sobotko serves as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.  Mr. Sobotko’s salary has been $150,000 since February 1, 2014.

Peter Donovan

The Company entered into an employment agreement with Mr. Donovan in connection with the 2012 transaction in which the Company acquired Winthrop.  Pursuant to his employment agreement, Mr. Donovan served as Chief Executive Officer of Winthrop.  Mr. Donovan received an annual base salary of $300,000, subject to increases at the discretion of the Compensation Committee of Winthrop‘s board of directors.  Effective December 19, 2015, pursuant to the terms and conditions of his employment agreement, Mr. Donovan assumed the position of Executive Chairman of Winthrop in lieu of the position of Chief Executive Officer of Winthrop.  As Executive Chairman, Mr. Donovan was entitled to an annual base salary of $200,000.  Mr. Donovan’s contract terminated effective December 19, 2017, and he is no longer employed by the Company and no longer receives any compensation from the Company.

Amit S. Khandwala

On December 18, 2015, the Company appointed Amit S. Khandwala as Co-Chief Executive Officer of Winthrop. Mr. Khandwala currently receives an annual base salary of $250,000 plus sales commissions.

DIRECTOR COMPENSATION

Directors who are not employees of the Company or its subsidiaries are entitled to receive compensation for service as a director. The table below summarizes the total compensation paid to or earned by each director of the Company for the fiscal year ended December 31, 2017.

2017 Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
	($)	($)	($)	($)
Lawrence G. Schafran	8,750 (1)	40,000 (1)	0	48,750
Richard C. Pfenniger Jr.	6,750 (2)	89,028 (2) (4)	0	95,778
Marshall S. Geller	8,750 (3)	89,444 (3) (4)	0	98,194

(1)	Mr. Schafran received 75,704 shares of Company’s common stock as $40,000 of his annual director’s fee.

(2)	Mr. Pfenniger received 70,792 shares of Company’s common stock as $32,500 of his annual director’s fee.

(3)	Mr. Geller received 33,255 shares of Company’s common stock as $37,500 of his annual director’s fee.

(4)
100,000 Restricted Stock Units (RSUs) were issued on each of January 19, 2015 and March 31, 2015, respectively to Mr. Geller and Mr. Pfenniger.  The RSUs are valued based on the closing price of the Company’s common stock on January 19, 2015 and March 31, 2015 of $1.70 and $1.85, respectively, less an average discount of 8% for post-vesting restrictions on sale until the three-year anniversary of the grant date, or an average price per share of $1.56 and $1.70, respectively.  The Company recorded compensation expense of $51,944 and $56,528, respectively, for Mr. Geller and Mr. Pfenniger for the year ended December 31, 2017 related to these RSUs.  The RSU’s are fully vested and are included in the total shares of common stock outstanding at May 30, 2018.

Director Compensation Program

Directors who are not employees of the Company or its subsidiaries receive:

•	annual director compensation of $25,000, paid in quarterly installments of $6,250;

•
$1,500 in cash for each meeting of the board of directors and for each committee meeting attended in person and $750 in cash for each board of directors or committee meeting attended by teleconference;

•
annual director compensation of $5,000, paid in quarterly installments of $1,250, to each member of the Audit Committee (except the Chairman of the Audit Committee who receives annual compensation of $10,000), plus $750 in cash for each meeting of the Audit Committee attended in person and $500 in cash for each meeting of the Audit Committee attended by teleconference, except that the per meeting attendance fee is reduced to $500 for attendance at any Audit Committee meeting held on the same day as a regular or special meeting of the Board; and

•
annual director compensation of $2,500, paid in quarterly installments of $625, to each member of the Compensation Committee and each member of the Nominating and Corporate Governance Committee (except the Chairman of each such Committee, who receives annual compensation of $5,000), plus $750 in cash for each meeting of the Audit Committee attended in person and $500 in cash for each meeting of the Audit Committee attended by teleconference, except that the per attendance meeting fee is reduced to $500 for attendance at any Compensation Committee or Nominating and Corporate Governance Committee meeting held on the same day as a regular or special meeting of the Board.

All of the sums designated above as “annual director compensation” are required to be paid in Company’s common stock; common stock issued in lieu of annual compensation is valued at the average between the closing bid and ask price on the day prior to the date upon which the annual compensation became payable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

Security Ownership of Principal Stockholders

The following table sets forth the number of shares of common stock beneficially owned as of May 30, 2018 by each person who is known by the Company to own beneficially more than five percent of outstanding Company’s common stock other than executive officers or directors of the Company, whose beneficial ownership is reflected in the Security Ownership of Directors and Executive Officers table below.  There were 19,476,070 shares of Company’s common stock outstanding on May 30, 2018.

Security Ownership of Principal Stockholders Table

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Bedford Oak Advisors, LLC 177 West Putnam Avenue Greenwich, CT 06830	5,070,017 (1)	26.03%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	1,791,750 (2)	9.20%
Frost Gamma Investments Trust 4400 Biscayne Blvd. Miami, FL 33137	1,321,707 (3)	6.79%
Peter M. Donovan 9 Gray Lane Westport, CT 06880	1,047,999	5.38%
____________
(1)
Based on a Schedule 13D/A filed jointly by Bedford Oak Advisors, LLC (“Bedford Oak”), Bedford Oak Capital, L.P. (“Capital”), Bedford Oak Acorn, L.P. (“Acorn”) and Mr. Eisen with the SEC on December 20, 2012, and updated for other information known to the Company, including various Form 4’s filed jointly by Bedford Oak, Capital and Mr. Eisen with the SEC through April 20, 2018,  Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak, the investment manager of Capital and Acorn and certain other private investment partnerships.  Does not include options to purchase 250,000 shares of Company’s common stock exercisable by Mr. Eisen within 60 days of April 20, 2018.  See Security Ownership of Directors and Executive Officers table below.

(2)
Based on a Schedule 13D/A filed jointly by Gabelli Funds, LLC, GGCP, Inc., GAMCO Investors, Inc., GAMCO Asset Management, Inc., MJG Associates, Inc., Teton Advisors and Mario J. Gabelli with the SEC on May 14, 2018.

(3)	Based on a Schedule 13G filed by Frost Gamma Investments Trust with the SEC on February 3, 2015.

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of Company outstanding common stock as of May 30, 2018 by each person who is a director or named executive officer of the Company as of such date, naming each such person, and all persons who are directors and executive officers of the Company as of such date, as a group.

Security Ownership of Directors and Executive Officers Table

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Harvey P. Eisen	5,320,017	(1)	26.97%
Marshall S. Geller	639,843		3.29%
Lawrence G. Schafran	318,570	(2)	1.63%
Ira J. Sobotko	625	(3)	*
Peter M. Donovan	1,047,999		5.38%
Richard C. Pfenniger	402,176		2.06%
Amit S. Khandwala	182,200		*
Directors and executive officers as a group (7 persons) (4)	7,911,430		39.90%
_________________
* The number of shares owned is less than one percent of the outstanding shares.

(1)
Includes 5,070,017 shares of Company’s common stock beneficially owned by Bedford Oak, Capital and Acorn.  Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak, the investment manager of Capital and Acorn.  See footnote 1 to Principal Stockholders table above.  Also includes 250,000 shares of Company’s common stock issuable upon the exercise of options that are fully vested and exercisable by Mr. Eisen within 60 days of May 30, 2018.

(2)
Includes 100,000 shares of Company’s common stock issuable to Mr. Schafran upon the exercise of options, all of which are fully vested and exercisable at a price of $1.36 per share within 60 days of May 30, 2018.

(3)	Shares of Company’s common stock owned by Mr. Sobotko individually.

(4)
Includes Messrs. Geller, Pfenniger, Schafran and Donovan, each of whom is currently a director of the Company, Mr. Eisen who is currently a director and a named executive officer of the Company, and Mr. Sobotko and Mr. Khandwala each of whom is currently a named executive officer of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Wright acts as an investment advisor, its subsidiary acts as a principal underwriter and Peter Donovan, an officer of the Company until December 2017 and a current director of the Company, was also an officer for a family of mutual funds from which investment management and distribution fees are earned based on the net asset values of the respective funds.   Such fees amounted to $403,000 and $778,000 for the years ended December 31, 2017 and 2016, respectively.  These funds have now been terminated and liquidated (see the following paragraph). Effective October 1, 2017, the Boards of Trustees of the Wright Mutual Funds approved the elimination of the Rule 12b-1 Distribution Plan and shareholder services fee applicable to each Fund. As a result, Fund shareholders no longer paid 12b-1 fees or shareholder services fees after October 1, 2017.

On April 2,  2018, the Boards of Trustees of The Wright Managed Equity Trust and The Wright Managed Income Trust (the “Trusts”)  issued a press release announcing that they had voted to liquidate and terminate each of the Wright Selected Blue Chip Equities Fund (WSBEX), the Wright Major Blue Chip Equities Fund (WQCEX), the Wright International Blue Chip Equities Fund (WIBCX) and the Wright Current Income Fund (WCIFX) (the “Funds”) effective on or about April 30, 2018 (the “Liquidation Date”).  Based upon a recommendation of the Funds’ investment adviser, Wright Investors’ Service, Inc., the Boards approved the liquidation of the Funds.

Transactions with EGS, LLC

The Company entered into a Limited Liability Company Agreement dated April 28, 2015 by and among EGS, LLC, a newly formed Delaware limited liability company (“EGS”) and the members named therein.  The Company invested $333,333 and acquired 333,333 Units, representing a 33.33% Membership Interest in EGS. In addition to the Company, EGS has three other members, one of whom is Marshall Geller, a member of the Company’s board of directors. The EGS transaction, as well as Mr. Geller’s participation in the transaction, received the prior approval of the Company’s Audit Committee.  Mr. Geller is the Managing Member of the LLC and also invested $333,333 and acquired 333,333 Units, representing a 25% Membership Interest in EGS.  Mr. Geller also received 166,666 Warrants with an exercise price of $1.00 per share that expire in five years.

On July 27, 2016, FINRA suspended Merriman’s securities business due to an ongoing dispute over accounting for working capital, and Merriman Capital Inc. (“MC”) filed a Broker Dealer Withdrawal with the SEC to begin the process of terminating its licenses.  Substantially all of Merriman’s revenues are derived from MC.  Merriman did not make the April 2016 interest payment or the $1,333,333 principal payment due in July 2016, and therefore was in default of the Note with EGS.

These events indicated that EGS was unlikely to recover all or a significant portion of the carrying amount of the Note and accordingly, in the quarter ended June 30, 2016, EGS discontinued accruing interest income on the Note and provided a valuation allowance and related provision for loss for the entire carrying amount of the Note, including accrued interest in a prior quarter.  During the years ended December 31, 2017 and 2016, there were no amounts recovered from the Company’s investment in EGS. The Company has a zero carrying value for its investment in EGS.

Director Independence

The Company is not subject to the listing requirements of any securities exchange, including Nasdaq, because the Company’s common stock is traded on the over-the-counter bulletin pink sheets. However, the board of directors has adopted the standards for independence for Nasdaq-listed companies, and the independence determinations that follow are based upon the criteria established by Nasdaq for determining director independence.

The board of directors determines the independence of its members through a consideration of all relevant facts and circumstances, including an assessment of the materiality of any relationship between the Company and a director. In making each of these independence determinations, the board of directors considered, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning his independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company.

Using the objective and subjective independence criteria enumerated in the Nasdaq marketplace rules listing requirements and SEC rules, the board of directors has reviewed all relationships between each director and the Company and, based on this review, the board of directors has affirmatively determined that, in accordance with Nasdaq independence criteria (i) Messrs. Geller, Pfenniger and Schafran are independent and (ii) Messrs. Eisen and Donovan are not independent.

ITEM 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking its stockholders to provide advisory approval of the compensation paid to named executive officers. Shareholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2018 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative discussion.

The Company believes that its compensation programs have served to achieve the balance of the size of the Company against the objective of providing overall competitive pay levels.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the board of directors. Although non-binding, the board of directors and the Compensation Committee will review and consider the voting results when making future decisions regarding the Company’s executive compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF ITEM 3.

ITEM 4:  ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE
COMPENSATION

The Company is asking stockholders to vote on whether future advisory votes on executive compensation, of the nature reflected in Item 3 above, should occur every year, every two years, or every three years.  Securities and Exchange Commission rules require that the frequency of say-on-pay votes be put to shareholder vote every six years.  The stockholders will vote on the following resolution:

‘RESOLVED, that the Company include in its proxy statement an advisory vote on executive compensation every one year, two years, or three years.”

The board of directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company at this time.

In formulating its recommendation, the board of directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide their direct input on the Company's compensation philosophy, policies and practices as disclosed in the proxy statement each time an annual meeting is held.  Shareholders should realize that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, in most cases it may not be feasible to change any executive compensation program in consideration of any one year’s advisory vote on executive compensation.

Shareholders will be able to specify one of four choices with respect to this proposal on the proxy card:  one year, two years, three years, or abstain.  The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the shareholder-approved frequency selection for the advisory vote on executive compensation.  The vote is advisory and not binding; however, the board of directors and the Compensation Committee will carefully review the voting results.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EVERY ONE YEAR ON THE
FREQUENCY OF THE EXECUTIVE COMPENSATION VOTE.

ITEM 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of EisnerAmper LLP conducted the 2017 and 2016 audits of the Company’s financial statements.  Fees billed by EisnerAmper to the Company for services provided during the 2017 and 2016 fiscal years were as follows:

	2017	2016
Audit fees	169,500	164,500

Audit fees consisted principally of fees for the audit of the annual financial statements and reviews of the condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and review of the Company’s Form 10-K and 10-K/A.  The Audit Committee pre-approves all audit services and any other services to be performed by EisnerAmper in accordance with pre-approval policies established by the board of directors.  The procedures require that all proposed engagements of EisnerAmper for services of any kind be directed to the Audit Committee prior to the beginning of any services.  All services provided by EisnerAmper for 2017 and 2016 were approved in advance by the Audit Committee.

The Audit Committee has appointed EisnerAmper as independent auditors to conduct the 2018 audit of the Company’s financial statements and requests that the shareholders ratify this appointment.  A representative of EisnerAmper will be present at the meeting of shareholders and will have the opportunity to make a statement and to respond to appropriate questions.  In the event the shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 5.

STOCKHOLDER PROPOSALS

Proposals of stockholders which are eligible under SEC rules to be included in our 2019 proxy materials must be received by the Corporate Secretary of the Company no later than _________. If we change the date of our 2019 annual meeting to a date more than 30 days from the original date of this 2018 Annual Meeting, then the deadline for submission of stockholder proposals under SEC rules will be changed to a reasonable time before the Company begins to print and mail its proxy materials. If the Company changes the date of its 2019 annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its stockholders by another reasonable method.

Under our by-laws, in addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, written notice containing the information specified in our by-laws regarding the stockholder and each matter such stockholder proposes to bring before the annual meeting must be delivered to, or mailed and received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than 90 prior to the anniversary date of the immediately preceding annual meeting. Accordingly, to be timely, a stockholder’s notice to the Corporate Secretary of the Company (containing the information specified in our by-laws regarding the stockholder and the proposed action) must be delivered to or mailed and received at the principal executive offices of the Company no later than [______]. If the 2019 annual meeting is called for a date that is not within 30 days of the anniversary date, under our by-laws, the Corporate Secretary of the Company must receive written notice (containing the information specified in our by-laws regarding the stockholder and the proposed action) from any stockholder who wishes to have a matter considered at the 2019 annual meeting no later than the close of business on the 10th day following the day on which public disclosure of the date of the annual meeting was first made.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items presented in this proxy statement. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting as recommended by the board of directors or, if no such recommendation is given, in the discretion of the proxy holders.

HOUSEHOLDING OF PROXY STATEMENT

In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this proxy statement and attachments. However, if you are a stockholder of record at such address and you wish to receive a separate copy of this proxy statement and its attachments or future proxy statements (as applicable), you may contact Ira J. Sobotko Vice President, Chief Financial Officer, Secretary and Treasurer of the Company, at Wright Investors’ Service Holdings, Inc., 177 West Putnam Avenue, Greenwich, Connecticut 06830, or by calling him at telephone number (914) 242-5700. We will deliver separate copies of this proxy statement and its attachments immediately upon written or oral request.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information that we file with the SEC at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
 Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

The Company is subject to the information requirements of the Exchange Act.  The documents listed below have been previously filed with the SEC by the Company, contain important information about the Company and its financial condition, and are included with this proxy statement in the applicable annex set forth below:

•	Annex C - Annual Report on Form 10-K and 10-K/A for the fiscal year ended December 31, 2017, and

•	Annex D - Quarterly Report on Form 10-Q for the three months ended March 31, 2018.

You may request a copy of the documents previously filed by the Company with the SEC or the documents attached as annexes to this proxy statement, excluding all exhibits unless specifically incorporated by reference into such documents, by writing to or calling us. Requests for documents should be directed to the Company at the following address and telephone number:

Wright Investors’ Service Holdings, Inc.
177 West Putnam Avenue
Greenwich, Connecticut 06830
 Telephone (914) 242-5700

QUESTIONS

If you have any questions about this proxy statement or the Winthrop sale or need assistance with the proxy procedures, you should contact Ira J. Sobotko Vice President, Chief Financial Officer, Secretary and Treasurer of the Company, at Wright Investors’ Service Holdings, Inc., 177 West Putnam Avenue, Greenwich, Connecticut 06830, at telephone number (914) 242-5700, or by e-mail at isobotko@wisholdings.com.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of our board of directors, and return it in the enclosed envelope.

By Order of the Board of Directors,

HARVEY P. EISEN
Chairman, Chief Executive Officer
 and President

ANNEX A – STOCK PURCHASE AGREEMENT DATED APRIL 11, 2018

A-1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of this 11th day of April, 2018, by and among KHANDWALA CAPITAL MANAGEMENT, INC., a Connecticut corporation (“Purchaser”), AMIT S. KHANDWALA (“ASK”) and WRIGHT INVESTORS’ SERVICE HOLDINGS, INC., a Delaware corporation (“Seller” who together with Purchaser and ASK are sometimes collectively referred to herein as the “Parties” or individually, as a “Party”).

W I T N E S S E T H:

WHEREAS, the Winthrop Corporation is a Connecticut corporation (the “Company”) and together with its Subsidiaries is engaged in the business of providing investors, customers and clients (collectively, “Clients”) with investment management, financial advisory and investment research services and products (the “Business”); and

WHEREAS, Seller owns and holds 100% of the Company’s Common Shares; and

WHEREAS, ASK owns a majority interest in Purchaser and, as such, stands to benefit substantially from the Transactions contemplated herein.

WHEREAS, Purchaser desires to purchase and acquire from Seller and Seller desires to sell and transfer to Purchaser, upon the terms and subject to the conditions contained herein, all of the Company’s Common Shares; and

NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	BASIC TRANSACTION.

1.1          Sale/Acquisition of Company’s Common Shares.  Upon the terms and subject to the conditions contained herein, at Closing, Purchaser agrees to purchase and accept from Seller and Seller agrees to sell, transfer and deliver to Purchaser, free and clear of all liens, charges, and encumbrances, including any restrictions on the right to vote, sell or otherwise dispose thereof, except for such limitations as are imposed by Applicable Securities Laws, all of the issued and outstanding shares of the Company, consisting of the shares of common stock owned by Seller (“Company’s Common Shares”).

1.2          Purchase Price.  In consideration of and in exchange for the Company’s Common Shares, Purchaser shall pay Seller Six Million Dollars ($6,000,000.00) which payment shall constitute the entire purchase price (the “Purchase Price”) payable to Seller for the Company’s Common Shares.

1.3          Payment of the Purchase Price.  The Purchase Price shall be paid to Seller as follows:

1.3.1       At Closing.  On the Closing Date, Purchaser shall pay to Seller by wire transfer in accordance with Seller’s written instructions, Six Million Dollars ($6,000,000.00) (the “Closing Payment”) plus or minus the Intercompany Payment described in Section 1.3.3 (the “Adjusted Closing Payment”).

1.3.2       Satisfaction of Purchase Price.  Payment of the Adjusted Closing Payment shall fully discharge Purchaser’s financial obligation to Seller for the purchase of the Company’s Common Shares.

1.3.3       Intercompany Accounts.  At Closing, Seller’s payables and receivables reflected on books of the Company shall be netted, and the net amount owed by Seller to the Company or by the Company to Seller, as the case may be, shall be paid at Closing from the one to the other (the "Intercompany Payment") as either a credit or addition to the Closing Price or a debit or deduction therefrom.

2.	CLOSING.

2.1          Closing.  Upon the terms and subject to the conditions and terms contained herein, the closing of the Transactions (the “Closing”) shall take place at the offices of Seller at 10:00 a.m. (Eastern Time) either on May 31, 2018, or as soon as practicable thereafter following the date on which all of the conditions set forth in Section 6 hereof are satisfied or waived or on such other date upon which the Parties may agree (the “Closing Date”).

2.2          Deliveries and Payments at Closing.  At the Closing:

2.2.1       Payments for Tendered Shares.  Purchaser shall make the Adjusted Closing Payment to Seller against receipt by Purchaser from Seller of the share certificates representing all of the Company’s Common Shares, duly endorsed for transfer to Purchaser.

2.2.2       Certificates.  Purchaser and Seller shall each deliver to the other the certificates and other items described in Section 6 hereof.

2.2.3       Resignations of Officers and Directors.  All officers and directors of the Company and its Subsidiaries shall resign effective with the Closing other than those whom Purchaser shall have specified in writing at least five (5) days prior to the Closing.

2.2.4       Other Closing Transactions.  Each of the Parties hereto shall take such other actions reasonably required hereby to be performed by it at the Closing, including, without limitation, satisfying the conditions set forth in Section 6 hereof.

3.	REPRESENTATIONS AND WARRANTIES OF SELLER

As an inducement to Purchaser and ASK to enter into this Agreement and to consummate the transactions contemplated hereby, Seller hereby represents and warrants to Purchaser and ASK as to the Company and its Subsidiaries that the following representations in Sections 3.1, 3.2 and 3.5 are true and correct to the Knowledge of Seller as of the date hereof and will be true and correct as of Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case they will be true and correct as of such date) and except as set forth in the disclosure schedule accompanying this Agreement which shall be updated by Seller prior to the Closing (the “Disclosure Schedule”), to wit:

3.1          Representations and Warranties of Company.

3.1.1          Corporate and Financial.

(a)          Organization.  The Company and its Subsidiaries are corporations or limited liability companies duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation or organization and have all the corporate or limited liability company power and authority to own their assets and to carry on their Business as now being conducted.  The Company and each of its Subsidiaries is duly qualified as a foreign corporation or other organization to do business and are in good standing (to the extent the concept of good standing exists), in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have individually or, in the aggregate, a Material Adverse Effect.

(b)          Subsidiaries.  The Company has the following wholly owned Subsidiaries:

(i)          Wright Investors’ Service, Inc. (“Wright”);

(ii)          Wright Investors’ Service Distributors, Inc. (WISDI”); and

(iii)          Wright Private Asset Management, LLC, (WPAM”) which is a wholly owned subsidiary of Wright.

All of the outstanding shares of the capital stock or equity of each of the Subsidiaries have been validly issued and are fully paid and nonassessable and are owned, directly or indirectly, by the Company free and clear of all liens, charges, and encumbrances, including any restrictions on the right to vote, sell or otherwise dispose of such capital stock or other equity ownership, except for such restrictions as are imposed by Applicable Securities Laws.

(c)          Investment Advisers.  The Company, Wright and WPAM (collectively, the “Investment Advisers”) are each registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”) under the Investors Advisers Act of 1940, as amended, and are in full compliance with all requirements therefore as well as the rules and regulations promulgated under the Investment Advisers Act of 1940.   WISDI is registered as a broker/dealer with the SEC  under the Exchange Act, is in compliance in all material respects with applicable provisions of the Exchange Act and is a member in good standing in full compliance with the rules and regulations of the Financial Regulatory Authority, Inc. (“FINRA”).

3.1.2          Authority; No Conflict.

(a)          Authorization.  To the extent the same is necessary or required, the Company and each of its Subsidiaries has all necessary power and authority to consummate the Transactions contemplated herein and all corporate actions necessary therefore, if any, to consummate such transaction have been taken or will be taken, prior to Closing.

(b)           No Conflicts.  The consummation of the Transactions contemplated herein does not and will not violate or result in any conflict with, breach of, or default or acceleration under the Company’s articles of incorporation or bylaws or under any mortgage, agreement, lease, indenture, or other instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which the Company’s or its Subsidiaries’ properties or assets may be bound, except for the IAA Consents and the effect of the consummation of the Transaction with respect to agreements of the Company or its Subsidiaries with any mutual funds and the broker-dealer registration of WISDI.  The consummation of the Transactions will not violate any provisions of any applicable law, writ or judgment of any Governmental Authority applicable to the Company and its Subsidiaries or of any of their property or assets, nor does it or will it, violate, conflict with, result in the loss of any benefit under, constitute a default under, require any consent or approval under, result in the termination of or right of termination or cancelation under, violate the performance required by or result in the creation of any lien, charges or encroachment upon any of the respective assets or properties of the Company under its Subsidiaries under any of the terms, conditions or provisions of any Material Contract to which the Company or any of its Subsidiaries is a party or is bound or affected, except with respect to the IAA Consents.

(c)          Governmental Approvals.  There are no material consents, waivers, authorizations or approvals of any Governmental Authority or any material declaration to or filing or registration with any such Governmental Authority that is required in connection with the execution and delivery by the Company of this Agreement or the performance by the Company of its obligations hereunder, except for the Parties’ obligation to obtain the Requisite Regulatory Approvals and the required filings of the Proxy Materials.

(d)          Copies of Corporate Documents.  Seller has furnished to Purchaser or Purchaser’s Representatives complete and correct copies of (i) the Certificate of Incorporation, or Organization as amended to date, of the Company and its Subsidiaries as certified by the Secretary of State of the state of its incorporation or organization and (ii) a complete and correct copy of the Bylaws or Operating Agreement of the Company and its Subsidiaries (as applicable), as presently in effect, certified by its incumbent secretary or other officer.

3.1.3       Capital Structure.

(a)          Authorized Capital Stock.  The authorized capital stock of the Company consists of 1,000 shares of $0.01 par value common stock of which 1,000 shares are issued and outstanding. There are no preferred shares, restricted stock units, restricted stock, performance units, “phantom” stock rights, stock appreciation rights, option shares or other classes of common shares of the Company.  All of the Company’s Common Shares are duly and validly issued, fully paid and non‑assessable and were offered, issued and sold in compliance with all Applicable Securities Laws.  All of the Company’s Common Shares are free and clear of any liens, charges or encumbrances, including restrictions as to vote, sale or disposition except as such may be limited by Applicable Securities Laws.  No Person has any right of rescission or claim for damages under Applicable Securities Laws with respect to the prior issuance of any shares of the Company’s Common Shares.  None of the Company’s Common Shares now outstanding have been issued in violation of any preemptive or other rights of Seller.

(b)          No Other Securities.  Neither the Company nor any of its Subsidiaries have outstanding any securities or other rights which are either by their terms or by contract convertible or exchangeable into common stock of, or other equity interest in, the Company or its Subsidiaries or any preemptive or similar rights to subscribe for or to purchase, or any options or warrants or agreements for the purchase or issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, the Company’s Common Shares or other equity interest or securities convertible into the Company’s Common Shares or other equity interest.  The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, redeem or retire or to register any shares of its common capital stock.

(c)          Agreements Restricting Transfer.  There is no agreement to which Seller or the Company and its Subsidiaries is a party restricting the transfer of any of the Company’s Common Shares except as required by Applicable Securities Laws.  There are no voting trusts or agreements, stockholders’ agreements, buy-sell agreements, right of first refusal, preemptive rights or proxies relating to any capital stock of the Company.

3.1.4          Corporate Records.  The stock records and minute books of the Company and its Subsidiaries furnished to Purchaser’s Representatives by the Company prior to Closing fully and accurately reflect all issuances, transfers and redemptions of the capital stock of the Company, and its Subsidiaries and correctly show the total number of the Company’s Common Shares issued and outstanding on the date hereof and, as of Closing, correctly show all corporate action taken by the directors and shareholders of the Company and its Subsidiaries since the 2012 Merger, (including actions taken by consent without a meeting) and contain true and complete copies or originals of the Company’s and its Subsidiaries Certificate of Incorporation or Certificates of Organization and all amendments thereto, Bylaws or Operating Agreement as amended and currently in force, and the minutes of all meetings or consent actions of the Company’s and its Subsidiaries’ directors and shareholders and/or members or managers, as the case may be since the 2012 Merger.  No resolutions or actions have been passed, enacted, consented to or adopted by such directors or shareholders members or managers since the 2012 Merger, except those contained in their respective minute books.

3.1.5          Merger of the Company.  On December 19, 2012, the Company and its Subsidiaries was merged into a wholly owned subsidiary of Seller, with the Company and its Subsidiaries being the surviving corporation of such merger (the “2012 Merger”).  The 2012 Merger was done in full compliance with the laws of the State of Delaware and was a tax-free reorganization under Section 368(a) of the Code.

3.1.6          Financial Statements.  Seller (i) has delivered to Purchaser’s Representatives true, correct and complete copies of Seller’s consolidated audited financial statements for the fiscal years ended December 31, 2016 and December 31, 2017 (collectively, the “Existing Financing Statement”) and (ii) shall deliver to Purchaser’s Representatives prior to the Closing, and as soon as prepared, a true, correct and complete copy of Seller’s consolidated unaudited financial statements for the three (3) month period ended March 31, 2018 (the March 31, 2018 Financial Statements” and together with the Existing Financial Statements, the “Financial Statements”). Such Financial Statements, to the best of Seller’s Knowledge, have been prepared in accordance with GAAP applied on a consistent basis throughout the period covered thereby, and present fairly the financial condition of Seller on a consolidated basis as of such date and the consolidated results of operations of Seller for such periods.

3.1.7          Liabilities.  Except as disclosed in the Schedules hereto, or with respect to Material Contracts, licenses or other items referenced in Section 3.1.12 or in the Financial Statements, the Company and its Subsidiaries do not have any debts, liabilities, or obligations of any kind, whether accrued, absolute, contingent or otherwise, except for any contractual commitments which are in the aggregate immaterial.

3.1.8          Absence of Changes.  Except as set forth on Schedule 3.1.8 and the other Schedules hereto, since December 31, 2017:

(a)          There has been no change in the Business, assets, liabilities, results of operation or financial condition of the Company and its Subsidiaries, or in any of its relationships with suppliers, customers, employees, lessors or others, which individually or in the aggregate has had or is likely to have a Material Adverse Effect on the Businesses, assets or properties of the Company and its Subsidiaries taken as a whole;

(b)          Except for the Transactions provided for in this Agreement, the Business of the Company and its Subsidiaries has been operated in all material respects in the ordinary course;

(c)          The books, accounts and records of the Company and its Subsidiaries have been maintained in all material respects in the usual, regular and ordinary manner on a basis consistent with prior years;

(d)          There has been no declaration, setting aside or payment of any dividend or other distribution on or in respect of the Company’s Common Shares nor has there been any loan, advance or any direct or indirect redemption, retirement, purchase or other acquisition by Seller of the Company’s Common Shares.

(e)          Except for changes disclosed to Purchaser on Schedule 3.1.8, there has been (i) no increase in the compensation or in the rate of compensation or commissions payable or to become payable by the Company or its Subsidiaries to (x) any director, or (y) any officer, salaried employee, salesman, distributor or agent; (ii) no increase in the compensation or in the rate of compensation payable or to become payable to hourly employees and salaried employees of the Company or its Subsidiaries; (iii) no increase in any payment of or payment or commitment to pay any bonus, profit sharing or other extraordinary compensation to any employee; and (iv) no increase in the rate of commissions paid or payable to any employee of the Company or its Subsidiaries;

(f)          Except as disclosed to Purchaser on Schedule 3.1.8, there has been no issuance or sale by the Company or its Subsidiaries of its authorized capital stock, options or warrants for such capital stock, bonds, notes or other securities of the Company or its Subsidiaries or any modification or amendment of the rights of the holders of any outstanding capital stock, bonds, notes or other securities thereof;

(g)          There has been no mortgage, lien or other encumbrance (other than as is created through the operation of law in the ordinary course of business) or security interest (other than liens for current taxes not yet due) created on or in (including without limitation, any deposit for security consisting of) any asset or assets of the Company or its Subsidiaries or assumed by the Company or its Subsidiaries with respect to any asset or assets;

(h)          There has been no material indebtedness or other material liability or obligation (whether absolute, accrued, contingent or otherwise) incurred by the Company or its Subsidiaries, including, without limitation, any draws or advances under any lines of credit, which would be required to be reflected on a balance sheet of the Company, prepared in accordance with GAAP, except such as have been incurred in the ordinary course of business of the Company and its Subsidiaries;

(i)          There has been no creation of, amendment to or contributions made to any bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension plan, group insurance or other benefit plan, or any union, employment or consulting agreement or arrangement.

3.1.9      Litigation and Proceedings.  Except as set forth on Schedule 3.1.9, there are no material actions, decrees, suits, counterclaims, claims, proceedings, arbitrations or governmental or other investigations pending or, to the Knowledge of Seller, threatened, in writing, against, by or affecting the Company or any of its Subsidiaries in any court or before any arbitrator or Governmental Authority, and no material outstanding judgment, award, order or decree of any nature has been rendered against the Company or its Subsidiaries with respect thereto by any agency, arbitrator, court, commission or other authority which has not been paid or discharged, nor, to the Knowledge of Seller, does the Company or its Subsidiaries have any unasserted contingent liabilities which, individually or collectively, might have a Material Adverse Effect on the assets, Business or operations of the Company and its Subsidiaries or which might prevent or impede the Closing.  Neither the Company nor its Subsidiaries have received any notice that any of them have been charged with or are under investigation with respect to any charge concerning any provision of any federal, state or other applicable laws or administrative regulations with respect to the Business.  There are no pending or, to the Knowledge of Seller, threatened claims, in writing, against any of the officers or directors of the Company and its Subsidiaries in connection with the Business.

3.1.10      Permits; Compliance With Law.

(a)          The Company and its Subsidiaries and each of their officers, directors and employees have all material permits, licenses, approvals and authorizations of and registrations with and under all federal, state, local and foreign laws, authorities and agencies required for the Company and its Subsidiaries, together with its officers, directors and employees to carry on each part of their respective activities as presently conducted in connection with the Business and all of such permits, licenses, approvals, authorizations and registrations are in full force and effect, and no suspension or cancellation of any of them is pending or threatened.

(b) Except to the extent otherwise disclosed herein (including any Schedules hereto), the Company and its Subsidiaries have complied in all material respects with all federal, state and local laws, rules, regulations and ordinances applicable to it or its Business as its employees.  No past violation of any such law, rule, regulation or ordinance has occurred which could or would materially impair the right or ability of the Company and its Subsidiaries or their respective officers, directors or employees to conduct their respective activities in connection with the Business.  Neither the Company nor any of its Subsidiaries is in default in any material respect to any order, writ, judgment aware, injunction or decree of any court or governmental authority naming the Company or any of its Subsidiaries as a party subject thereto.

(c)          Since the 2012 Merger, with respect to the Business of the Company and its Subsidiaries, neither the Investment Advisers, nor any of their "advisory affiliates" or "management persons" (each, as defined in Form ADV) (i) to the Company's Knowledge, has been the subject of any investigations or disciplinary proceedings or orders of any Governmental Authority arising under Applicable Securities Laws which is required to be disclosed on Form ADV, and, to the Company's Knowledge, no such disciplinary proceeding or order is pending or threatened; (ii) has been permanently enjoined by an order, judgment or decree of any court or other governmental agency from engaging in or continuing any conduct or practice; and (iii) is or has been ineligible to serve as, or subject to any disqualification which, to the Knowledge of Seller, would reasonably be likely to result in any denial, suspension or revocation of the restriction of or for any material limitation on any of the Investment Advisers' activities as an investment adviser under the provisions of the Investment Advisers Act of 1940 or ineligible to serve in, or subject to any disqualification which, to the Knowledge of Seller, would reasonably be expected to result in any limitation on serving in, any of the capacities specified in Section 9(a) or 9(b) of the Investment Company Act or which would be reasonably likely to give rise to an affirmation answer to any of the questions in, or require disclosure under, Item 11, Part 1 or Item 9, Part 2A of the Form ADV of any of the Investment Advisers.

3.1.11          Insurance.  All of the Company's and its Subsidiaries' assets and property are insured under policies of insurance presently maintained by the Company and its Subsidiaries and each such policy is in effect and will be maintained through the Closing Date, in full force and effect.  Seller has supplementally provided Purchaser and ASK with a list of all such insurance policies maintained by the Company or any of its Subsidiaries, with respect to its or their property, assets and Business.  All material terms, obligations and provisions of each insurance policy and bond have been complied with, all premiums due thereon have been paid.  No notice of cancellation with respect thereto has been received.  There are no pending insurance claims.  There are no self-insurance or co-insurance programs maintained by the Company or its Subsidiaries.

3.1.12       Contracts; Properties and Assets.

(a)          Contracts and Commitments.  Seller has supplementally provided Purchaser and ASK with a list of all Material Contracts relating to the Business of the Company and its Subsidiaries.  Each Material Contract is in full force and effect and is valid and enforceable in accordance with its terms and constitutes a legal and binding obligation of the respective parties thereto and is not the subject of any notice of default, termination or partial termination. The Company and its Subsidiaries and, to Seller’s knowledge, each party thereto, in all material respects, have performed all the obligations required to be performed by them to date, and are not in default thereunder.

(b)          Licenses; Intellectual Property.  Except as described in Schedule 3.1.12, to Seller’s Knowledge, the Company and its Subsidiaries are not a party, either as licensor or licensee, to any material agreement for any inventions, patent, process, trademark, service mark, trade name, copyrights, trade secret or confidential information ("Intellectual Property").  All Intellectual Property and applications therefor or registrations thereof, owned or used by the Company and its Subsidiaries are listed in Schedule 3.1.12 and comprise all such Intellectual Property required for the Company and its Subsidiaries to conduct, and to continue to conduct, its Business as presently conducted.  All such Intellectual Property is free and clear of all liens, charges, encumbrances and does not conflict with or misappropriate any intellectual property or any third party.  Except as set forth on Schedule 3.1.12, there are no rights of third parties with respect to any of, and the Company and is Subsidiaries have the right to use, the Intellectual Property owned or used by the Company and its Subsidiaries.  After the Closing, the Company and its Subsidiaries will own all right, title and interest in and to or have a valid and enforceable license to use their Intellectual Property and there are no conflicts with or infringements of any Intellectual Property owned or controlled by the Company or its Subsidiaries with or by any third party.  The consummation of the Transactions will not alter or impair the Intellectual Property owned, licensed to, or controlled by, the Company and its Subsidiaries.

(c)          Title to Properties.  The Company and its Subsidiaries have good and marketable title to all of its properties, tangible and intangible, including, but not limited to, those reflected on the Financial Statement (except as since sold or otherwise disposed of in the ordinary course of business), free and clear of all encumbrances, liens, security interests, claims or charges of any kind or character.  The Company and its Subsidiaries possess all property and rights that it considers necessary to the conduct of its Business as presently conducted.  The office furniture and other office equipment of the Company and its Subsidiaries are listed on Schedule 3.1.12.

(d)          Real Property and Leases.  The Company and its Subsidiaries owns no real estate and are not parties to any real estate leases.  Seller is the sublessee under a Sublease Agreement with Coldwell Banker Real Estate Services, LLC dated August, 2014 (the "Greenwich Sublease") for property commonly known as 177 West Putnam Avenue, Greenwich, Connecticut (the "Greenwich Premises").  The Company subleases from Seller such Greenwich Premises on a month to month basis.  The Company has paid to Seller all rent due Seller pursuant to such arrangement between them and is in full compliance with such arrangement.

3.1.13          Computer Software.  Schedule 3.1.13 lists software, databases, programs and computer applications that are owned by the Company and its Subsidiaries (collectively, the “Proprietary Software”) and any operating and applications computer software programs and databases listed on Schedule 3.1.13 are used by the Company and its Subsidiaries, including licenses for open source software, copyleft and community source code compiled with, bundled with, incorporated into or integrated with any Proprietary Software, excluding commercially available, off-the-shelf software (collectively, the “Licensed Software” and, together with the Proprietary Software, the “Software”). The Company and its Subsidiaries own all right, title and interest in and to the Proprietary Software or have valid licenses to use, reproduce, modify, distribute and sublicense all copies of the Licensed Software.  Neither the Company nor its Subsidiaries have sold, licensed, leased or otherwise transferred or granted any interest or rights in or to any portion of the software (excepting customary rights and licenses granted to consultants and end users.

3.1.14          Employees and Benefits.

(a)          Directors or Officers.  Schedule 3.1.14 correctly lists all of the present officers and directors of the Company and its Subsidiaries.

(b)          Employee Benefits.

(i)          The Company employees and those of its Subsidiaries are permitted to participate in Seller’s 401(k) Savings Plan and, the Company has and maintains for the benefit or the employees and their dependents, a medical/insurance benefits plan (the "Company's Medical Insurance Plan").  Except as stated in the prior sentence, the Company and its Subsidiaries do not maintain any "pension plans" (as such term is defined in Section 3 of ERISA), or other "welfare benefit plan" (as such term is defined in Section 3 of ERISA).  Neither the Company nor its Subsidiaries maintain any bonus plans, stock option plans, disability plans, deferred compensation plans or other similar plan for any of their directors, employees or officers.

(ii)          Each "welfare benefit plan" as defined in Section 3(3) of ERISA, maintained by or on behalf of the Company and its Subsidiaries and which covers or covered any employee of the Company and its Subsidiaries or any predecessor of the Company are listed on Schedule 3.1.14 (all such plans listed on Schedule 3.1.14 are sometimes collectively referred to herein as the "Plans" and individually as a "Plan").

(iii)          Each Plan has been administered in all material respects in compliance with applicable law and the terms of the Plan and all contributions required to be made or premiums to be paid, have, in fact, been made or paid as and when due.

(iv)          Except as disclosed on Schedule 3.1.14 and except for obligations under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), the Company and its Subsidiaries have no obligation to provide, or liability for, health care, life insurance or other benefits after termination of employment for former or present employees.

(v)          To the Knowledge of Seller, no fact or circumstance exists which could constitute grounds in the future for the Pension Benefit Guaranty Corporation ("PBGC") to take any action whatsoever under Section 4042 of ERISA in connection with any Plan which the Company or any of its Subsidiaries maintains within the meaning of Section 4062 or 4064 of ERISA, and, in either case, the PBGC has not previously taken any such action which has resulted in, or reasonably might result in, any liability of the Company or its Subsidiaries to the PBGC and which would have a Material Adverse Effect thereon.

(vi)          Except for Seller's Employees, only current and former employees or their dependents of the Company and its Subsidiaries participate in the Plans.

(vii)          There are no pending or threatened claims (other than claims for benefits in the ordinary course, lawsuits or arbitrations which have been asserted or instituted against the Plans which would be expect to result in any material liability of the Company or any of its Subsidiaries to the Department of Labor, any participant in a Plan or any other Party.

(c)          Labor-Related Matters.  Except as set forth on Schedule 3.1.14, there are no pending or asserted workers' compensation or pending, asserted or unasserted claims against the Company and its Subsidiaries, or any of its officers or directors for unfair labor practices, employment discrimination, wrongful or retaliatory discharge, sexual harassment,  employment compensation, overtime payment, negligent hiring or retention or for unpaid salaries, consultant's fees, wages, commissions, severance pay or other fringe benefits, but excluding any unasserted claims by employees for injuries due to work place exposure ("Employee Claims").  All wages, salaries, commissions, bonuses or severance pay due any employees or former employees of the Company and its Subsidiaries have been paid in full, except for those accrued during the current payroll period.  To the Knowledge of Seller, no executive, key employee or group of employees of the Company or its Subsidiaries have any plans to terminate employment with the Company or its Subsidiaries.  Except as set forth on Schedule 3.1.14, to the Knowledge of Seller, there are no threatened or unasserted Employee Claims of any material kind or nature.  Except for oral, at will, employment agreements or similar arrangements neither the Company nor any of its Subsidiaries are parties to any employment contracts, consulting agreements or independent contractor arrangements.

(d)          Inter-Company or Transactions with Management.  Schedule 3.1.14 contains a description, by name, amount and type, of all outstanding contracts with or commitments of the Company and its Subsidiaries to its present shareholders or former shareholders, directors, officers, employees or agents, including any business directly or indirectly controlled by any such Person (other than contracts or commitments relating to services to be performed by an officer, director, or employee as a currently employed employee of the Company and other than contracts or commitments with former shareholders, directors, officers, employees or agents on an arm's length basis).  Except as set forth in Schedule 3.1.14, there are neither any outstanding loans due and owing by (i) Seller to the Company or (ii) from the Company to Seller.  Except as set forth in Schedule 3.1.14, there are no inter-company obligations between the Company and its Subsidiaries and Seller that were not entered into or incurred on an arms-length basis and in compliance with all legal requirements relating thereto.

3.1.15          Investment Company.  None of the Company, nor any of its Subsidiaries is (i) an investment company as defined in the Investment Company Act of 1940 nor (ii) relying on any of the exceptions from the definition of "investment company" contained in Section 3(c) of the Investment Company Act of 1940.

3.1.16          Investment Advisory Agreements.

(a)          All of the investor advisory agreements ("IAA") between the Investment Advisers and their Clients, as of the date hereof, are in full force and effect.  Each such IAA and any subsequent renewal thereof has at all times since its execution been (and currently is) duly authorized, executed and delivered by one of the Investment Advisers, and, to the Knowledge of Seller, each other party thereto and, to the extent applicable, been adopted in compliance with Section 16 of the Investment Company Act of 1940, and at all such times has been valid and binding agreement on the Investment Advisers party thereto, and to the Knowledge of Seller, each other party thereto, is enforceable in accordance with its terms (subject to bankruptcy, insolvency, moratorium, fraudulent transfer and similar laws affecting creditors' rights generally and to general principles of equity).  Since the 2012 Merger, each of the Investment Advisers has been at all times (and currently is) in compliance with the terms of each IAA to which it is a party (including, without limitation, the applicable investment guidelines and restrictions thereunder, where applicable) and no event has occurred or condition exists that constitutes or would reasonably be expected to constitute a default by such party.

(b)          Seller has supplementally provided Purchaser and ASK a list, with respect to each Client, of the IAAs with such Client, and the net asset value of each Client's assets under management with the Company or its Subsidiaries as of December 31, 2017.

(c)          As of the date of this Agreement, no party to an IAA that is currently in effect has given written notice to any of the Investment Advisers party thereto of such party's intention to terminate or materially reduce its investment relationship with such party or to adjust the fee schedule with respect to any IAA in a manner that would reduce the fees it pays.

(d)          Since the 2012 Merger, any brokerage policies employed by the Investment Advisers have at all times been in conformity in all material respects with the description set forth in their respective Forms ADV, and since the 2012 Merger, the only products or services obtained by the Investment Advisers through the use of brokerage commissions have been "brokerage and research" services within the meaning of §28(e) of the Exchange Act and the SEC staff interpretations thereunder.

3.1.17          Code of Ethics; Compliance Procedures.  As it pertains to the respective businesses of the Investment Advisers, each of them has adopted a written policy regarding insider trading and a code of ethics that complies with all applicable provisions of Section 17G) of the Investment Company Act of 1940, Rule 17j-1 thereunder, Section 204A of the Investment Act of 1940 and Rule 204A-1 thereunder (to the extent applicable), true and correct copies of which have been delivered to Purchaser prior to the date hereof. All required employees of the Investment Advisers have executed acknowledgments that they are bound by the provisions of such code of ethics, insider trading policy and personal trading policy. Since the 2012 Merger, there have been no material violations or allegations of material violations of such code of ethics, insider trading policy, conflicts policy or personal trading policy. As it pertains to the businesses of the Investment Advisers, each of them has adopted compliance policies and procedures and designated a chief compliance officer, each in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940.

3.1.18          Form ADV. The disclosures in the current Form ADV of each of the Investment Advisers comply in all material respects with the requirements of Form ADV.  At each time of its filing, since the 2012 Merger, the disclosures in the Form ADV of each of the Investment Advisers complied in all material respects with the then applicable requirements of Form ADV.

3.1.19          Taxes.

(a)          Taxes.  All federal, state, local and foreign tax returns and reports for the Company and its Subsidiaries required by law to be filed have been filed through calendar year 2016, and all federal, state, local, foreign and any other taxes, assessments, fees and other governmental charges (collectively, “Taxes”) with respect to the employees, properties, assets, income or franchises of the Company and its Subsidiaries shown on such returns and reports to be due and payable, or which are otherwise due and payable, have been paid or accrued or reserved against on either.  The tax returns and reports for the Company and Subsidiaries required by law to be filed for calendar year 2017 will be prepared and filed when due, including extensions, and in all events, as filed either before or after the Closing, all Taxes shown on such tax returns or reports to be due and payable, or which are due and payable, will be paid. Neither the Company nor its Subsidiaries are a party to any tax sharing agreement with Seller or any other Person under which it is required to pay Seller for Taxes due as a result of its operations to be reported by Seller on a consolidated tax return filed by Seller.  The Company and its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid to an employee, independent contractor, creditors, stockholders or other third party.  There is no tax-related action, suit, proceeding, investigation, audit or claim now pending against the Company or any of its Subsidiaries.

3.1.20          Regulatory Reports; Filings.

(a)          The Investment Advisers have filed all regulatory reports, schedules, forms, registrations and other documents relating to the Business of the Company and its Subsidiaries in each case that are material to such Person, as applicable, together with any amendments required to be made with respect thereto, that they were required to file since the 2012 Merger with (i) the SEC, (ii) FINRA, and (iii) all other applicable federal, state or foreign governmental or regulatory agency or authority (collectively with the SEC and FINRA, "Regulatory Agencies"), and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Regulatory Agency in the ordinary course of the business of the Company and its Subsidiaries, there are no material proceeding pending by or before any Regulatory Agency, nor, to the Knowledge of Seller has any Regulatory Agency threatened to initiate any material proceeding or, to the Knowledge of Seller, material investigation or inquiry into the businesses of the Investment Advisers, since the 2012 Merger. There is no unresolved violation, deficiency or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Investment Advisers that is material to the business, assets or property of the Investment Advisers.

(b)          The Investment Advisers and officers and employees which are required to be registered as an investment adviser, a registered representative, a sales person or in any commodities-related capacity with the SEC, any state securities commission, the National Futures Association, or FINRA is duly registered as such and such registration is in full force and effect, except where the failure to be so registered or to have such registration in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect. There are no proceedings pending to the Knowledge of Seller, threatened, nor to the Knowledge of Seller has any event occurred, nor to the Knowledge of Seller does any condition exist, that is reasonably likely to form a basis for any such proceeding) that are reasonably likely to result in the revocation, cancellation or suspension, or any adverse modification, of any registration referred to in the immediately preceding sentence.

3.1.21          Information. The information relating to the Investment Advisers that is provided by the Company and its Subsidiaries for inclusion in the Proxy Materials in connection with Seller's Shareholders' Approval of this Agreement and the Transactions contemplated hereby will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

3.1.22          Brokers.  Neither the Company nor any of its Subsidiaries has retained any broker, finder, investment banker or financial advisor in connection with this Agreement or any Transactions contemplated hereby to which Purchaser or ASK may be held liable for any fees or other compensation.

3.2          Representations and Warranties of Seller.

3.2.1          Organization.  Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

3.2.2          Authority and Enforceability.  Seller has the necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  All corporate action, including, but not limited to, approval by the Board of Directors and Seller’s shareholders (the “Shareholders”) which may be necessary on the part of Seller to consummate such transaction have been, or will be taken by, the Closing Date.  This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws effecting creditors’ rights generally and general principles of equity, regardless of whether asserted in equity or at law.  Seller is not a debtor in a case commenced voluntarily or involuntarily under either federal or state bankruptcy or insolvency laws.

3.2.3          Capitalization.  The authorized capital stock of Seller consists of (i) 30,000,000 authorized shares of its common capital stock, $.01 par value and (ii) 10,000,000 of preferred stock.  On the date hereof, 19,476,070 shares of Seller’s common stock are issued and outstanding, fully paid and nonassessable.  No shares of Seller’s preferred stock are issued and outstanding.  Seller has no other outstanding securities, bank debt notes or other obligations, the holders of which have the right to vote with Seller.

3.2.4          Share Ownership.  Seller is the sole shareholder of the Company and, as such, holds, of record, all of the Company’s Common Shares issued and outstanding.  The Company’s Common Shares are free and clear of any restrictions on transfer other than those imposed under Applicable Securities Laws, and free and clear of all security interests, liens, charges, encumbrances, options, warrants, purchase rights, contracts, commitments and claims, except for those agreements or restrictions which will be terminated prior to Closing.  Neither Seller nor any other Person is a party to any option, warrant, purchase right or other contract or commitment that could require it to sell, transfer or otherwise dispose of any of the Company’s Common Shares.  Seller is not a party to any voting trust, proxy, buy/sell agreement or other contract or agreement or understanding with respect to the voting of the Company’s Common Shares.

3.2.5          No Conflict.  Neither the execution and the delivery of this Agreement by Seller nor the performance of its obligations hereunder, will (i) conflict with or violate any provision of the certificate of incorporation or bylaws of Seller, (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which Seller is subject, nor (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any third party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which either Seller is a party or by which Seller is bound or to which any of Seller’s assets are subject, except for those agreements or restrictions which will be terminated prior to Closing and except with respect to consummation of the Transaction with respect to agreements of the Company or its Subsidiaries with any mutual funds and the broker-dealer registration of WISDI.

3.2.6.          Requested Filings and Consent.  The execution and delivery of this Agreement by Seller does not and the performance of this Agreement by Seller will not require any approvals, authorizations, consents or permits of or filing with or notification to any Governmental Authority or Regulatory Agency except for the (i) Seller’s Shareholders Approval and (ii) all applicable requirements, if any, of Applicable Securities Laws; the Investment Company Act of 1940, state takeover laws; as well as the filing of such appropriate documents, if any, as may be required by Delaware law and applicable regulations of FINRA including with respect to the broker-dealer registration of WISDI (collectively, “Requisite Regulatory Approvals”).

3.2.7          Adequate Consideration.  Prior to the execution of this Agreement, Seller has received an opinion from Houlihan Capital, LLC to the effect that as of the date thereof and based upon and subject to the matters set forth herein, the consideration to be paid by Purchaser for the Company’s Common Shares is fair to the existing shareholders of Seller from a financial point of view.  Such opinion has not been amended or rescinded as of the date of this Agreement.  A copy of such opinion letter has been delivered to Purchaser and ASK prior hereto.

3.2.8          Regulatory Compliance.  Since the 2012 Merger, Seller and all access Persons (as defined in the Applicable Securities Laws) relating to Seller have filed all annual reports on Form 10-K, quarterly reports on Form 10-Q, registration statements, prospectuses, proxy statements, attestations and other forms, reports, statements and documents required to be filed by it or them with the SEC and/or FINRA and will file the same for 2018 through the Closing to the extent applicable to it or them.  All such statements, reports, forms, and other documents as filed complied, when filed, in all respects with Applicable Securities Laws.  No such filing, report or statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.2.9          Taxes.  Seller has paid, or will pay as and when due, all federal and state income Taxes owed by it, if any, pursuant to the consolidated income tax return filed or to be filed, when due, by Seller for each fiscal year including 2017.  All such Taxes and returns have been or will be paid and filed as and when due, including extensions, and there are no pending assessments or audits of such returns contesting or investigation of any such Taxes as may be due from Seller as a result of the Company's and its Subsidiaries' operations.  Seller is legally liable for all federal income Taxes, if any, due from the Company and its Subsidiaries' operations prior to the Closing Date and the Company and its Subsidiaries have no liability for any such Taxes.

3.2.10          No Broker.  Seller has not retained any broker, finder, investment banker or financial advisor in connection with this Agreement or any transaction contemplated hereto to which Purchaser or ASK will be held liable for any fees or other compensation.

3.2.11          Information.  The information relating to Seller that is provided by Seller for inclusion in the Proxy Materials in connection with Seller's Shareholders' Approval of this Agreement and the Transactions contemplated hereby will not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statement therein, in light of the circumstances in which they are made, not misleading.

3.2.12          Investment Company.  Seller is not (i) an "investment company" as defined in the Investment Company Act, nor (ii) relying on any exceptions from the definition of "investment company" contained in Section 3(c)(1) of the Investment Company Act of 1940 nor relying on Rule 3a-2 under the Investment Company Act of 1940.

3.2.13          Litigation.  Except as disclosed on Schedule 3.2.13, as of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Authority or before any arbitrator which is pending or, to Seller’s Knowledge, threatened, in writing, against Seller which, if determined adversely to Seller, would have a Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or delay the Transactions contemplated by this Agreement.

3.2.14          State Takeover Laws.  Seller’s Board of Directors has unanimously approved this Agreement and the Transactions contemplated hereby as required to render inapplicable to this Agreement and the Transactions contemplated hereby, the restrictions on “business combinations” set forth in Section 203 of the Delaware General Corporate Law and, to the Knowledge of Seller, any similar “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law.

3.3          Representations and Warranties.  There is no fact within the Knowledge of Seller (other than facts relating to general business conditions or facts which are known to Purchaser or ASK), which adversely affects the Business, operations, or assets or the condition, financial or otherwise, of Seller and which would have a Material Adverse Effect which has not been disclosed in this Agreement or in the Schedules.

3.4          No Other Representations and Warranties.  Except for the representations and warranties contained in this Agreement, none of Seller, its directors or officers has made or makes any express or implied representation or warranty, either written or oral, on behalf of Seller or the Company.

3.5          Schedules.  The Disclosure Schedules referred to in this Section 3 are attached hereto and incorporated herein by reference, and all information set forth in such Disclosure Schedules is true, correct and complete in all material respects as of the date of this Agreement, and such Disclosure Schedules taken as a whole do not omit to state any material fact necessary in order to make the statements therein not misleading, and shall be deemed for all purposes of this Agreement to constitute part of the representations and warranties under this Section 3.  Each of the documents and other writings furnished to Purchaser and its representatives, officers, directors and employees, or any of them, (collectively, the “Purchaser’s Representatives”) by Seller and its representatives, officers, directors and employees, or any of them, pursuant to this Agreement is true, correct and complete in all material respects as of the date furnished and at Closing and does not omit to state any material fact necessary in order to make the statements therein not misleading.  Seller shall promptly provide Purchaser with written notification of any material event or occurrence or other material information of any kind whatsoever necessary to maintain this Agreement and all other documents and writings furnished to Purchaser’s Representatives pursuant to this Agreement as true, correct and complete in all material respects at the time of the execution hereof and at all times thereafter to and including the Closing Date.

4.          REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser and ASK, jointly and severally, hereby represent and warrant to Seller that the following are true and correct, as of the date hereof and as of Closing, to wit:

4.1          Organization of Purchaser.  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut.  ASK is a resident of Connecticut and is the majority shareholder of Purchaser.  Purchaser has supplementally provided Seller with a list of Purchaser’s directors, officers, and shareholders for Seller’s due diligence.

4.2          Authorization.  ASK and Purchaser have all necessary power and authority and have taken all action necessary to enter into this Agreement and the other agreements, documents and instruments to be executed and delivered by Purchaser in connection with or pursuant to this Agreement, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder.  A certified copy of the Board of Directors' resolution approving the consummation of the transactions contemplated hereby shall be delivered to Seller at Closing.  This Agreement has been duly executed and delivered by Purchaser and ASK, and is a legal, valid and binding obligation of Purchaser and ASK, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors’ rights generally and general principles of equity, regardless of whether asserted in a proceeding in equity or at law.  The agreements, documents and instruments to be executed and delivered by Purchaser or ASK in connection with or pursuant to this Agreement, when executed and delivered, will constitute the legal, valid and binding obligations of Purchaser or Purchaser’s Representatives, as the case may be, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors’ rights generally and general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

4.3          No Conflict or Violation.  Neither the execution and delivery of this Agreement and the other agreements, documents and instruments to be executed and delivered by Purchaser and ASK in connection with or pursuant to this Agreement, nor the consummation of the transactions contemplated hereby or thereby will result in: (a) a violation of or a conflict with any provision of Purchaser’s certificate of incorporation or bylaws; (b) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, lease, commitment, license, franchise, permit, authorization or concession to which Purchaser or ASK is a party; or (c) a violation by Purchaser or ASK of any statute, rule, regulation, law, ordinance, code, order, judgment, writ, injunction, decree or award, which violation would have a Material Adverse Effect on the business or financial condition of Purchaser or its ability to consummate the Transactions contemplated hereby.

4.4          Consents and Approvals.  No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, or any other Person, is required to be made or obtained by Purchaser in connection with the execution, delivery and performance of this Agreement and the other agreements, documents and instruments to be executed and delivered by Purchaser in connection herewith or pursuant hereto and the consummation of the transactions contemplated hereby, except for the Requisite Regulatory Approvals, Seller’s Shareholders’ Approval and the IAA Consents.

4.5          No Broker.  Purchaser has not retained any broker, finder, investment banker or financial advisor in connection with this Agreement or any transaction contemplated hereby to which Seller will be held liable for any fees or other compensation.

4.6          Investment.  Purchaser is not acquiring the Company’s Common Shares with a view to the resale or distribution of any part thereof within the meanings of Applicable Securities Laws.

4.7          Financing.  Purchaser has sufficient funds necessary to consummate the Transactions contemplated by this Agreement and to fulfill its obligations hereunder, including, without limitation, payment of the Adjusted Closing Payment in the amount specified in Section 1.

4.8          Investment Knowledge and Experience.  Purchaser and ASK have such knowledge and experience in financial and business matters that each is capable of evaluating the merits and risks of its purchase of the Company’s Common Shares.  Purchaser confirms that Seller has made available to Purchaser the opportunity to ask questions of Seller and the officers of Seller and to acquire additional information about the Company’s Business and financial condition.  Purchaser is acquiring the Company Shares for its own account and not with a view to the distribution or resale thereof within the meaning of Section 2(11) of the Securities Act.  Purchaser has made an independent evaluation of the Purchase Price and has not relied on any valuations provided by Seller on its directors or officers.

5.          PRE-CLOSING COVENANTS.

Between the date hereof and the Closing Date, Seller shall cause:

5.1          Maintenance of Businesses Prior to Closing.  The Company and its Subsidiaries to continue to carry on the Business in the ordinary course consistent with past practice and will not take any action inconsistent therewith or with the consummation of the transactions contemplated by this Agreement without the consent of Purchaser. Without limiting the generality of the foregoing, the Company and its Subsidiaries shall: (a) maintain its assets in all material respects in its current state; (b) maintain insurance covering its assets similar to that in effect on the date hereof; (c) use their good faith efforts to preserve its current business organization; (d) use its good faith efforts to keep available the services of the current material employees and other material personnel of the Business; and (e) use their good faith efforts to preserve the current business relationships with customers, suppliers and others having business dealings with the Company.  The Company and its Subsidiaries shall not engage in any practice, take any action, embark on any course of inaction or enter into any transaction that would cause any of the representations and warranties set forth in Section 3 hereof to be untrue as of the Closing Date or result in any of such representations and warranties being untrue as of the Closing Date.  Without limiting the generality of the foregoing, the Company and its Subsidiaries shall not take any of the following actions: (i) issue any shares of their common capital stock; (ii) except as contemplated by this Agreement, purchase or propose the purchase of any such shares including, without limitation, pursuant to any purchase option or put rights, or other equity interest or any class of securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities or enter into any agreement with respect to the foregoing; or (iii) acquire by merging or consolidating with, or by purchasing a substantial portion of the assets or stock of, or by any other manner, any business or any corporation, partnership, association or other entity or division thereof; (iv) sell, mortgage, lease, buy or otherwise acquire, transfer or dispose of any real or personal property or any interest therein, except for the sale of inventory in the ordinary course or actions, if any, with respect to closing of the Funds or terminating the broker-dealer registration of WISDI, the broker-dealer entity; (v) except as may be disclosed in Schedule 5.1, materially increase the compensation payable or to become payable to any director, officer or employee of the Company not in the ordinary course of business; (vi) incur any long-term liabilities or indebtedness outside the ordinary course of business; (vii) pay any claim or discharge or satisfy any lien or encumbrance or pay any obligation or liability other than in the ordinary course of business (which includes rent paid by the Company at its current location, and intercompany accounts customary with prior practice) or as required by the terms of any instrument evidencing or governing the same or by the terms hereof; (viii) except as may be disclosed in Schedule 5.1, enter into or amend, or make any contributions to, any Plan or bonus, incentive compensation, deferred compensation, profit sharing, retirement, Pension Plan, group insurance or other benefit plan; (ix) make any loan contribution or distribution of cash or other property to Seller or make, declare or announce any dividend or other payout with respect to the Company’s Common Shares; (x) cause any change to occur in the senior management of the Company and its Subsidiaries or interfere with, change, limit or restrict the duties and responsibilities of ASK as the Co-Chief Executive Officer, Co-President and Chief Investment Officer of the Company; or (xi) agree to do any of the foregoing.

5.2          Investigation by Purchaser.  Purchaser intends to continue to conduct a review of the Business.  In connection with such review by Purchaser, Seller shall allow Purchaser and Purchaser’s Representatives, during normal business hours upon reasonable prior written notice, to make such reasonable inspection of the Company’s assets and to inspect such books, records, contracts and other information reasonably requested by Purchaser.  The Company shall furnish to Purchaser as soon as practicable upon request all such additional documents and information with respect to the affairs of the Company as Purchaser or Purchaser’s Representatives may from time to time reasonably request.  Each of the Parties hereto confirms that the NDA between Seller and ASK shall remain a binding, valid and enforceable obligation between the signatories thereto and shall not be amended or modified except by a writing signed by each of Seller and ASK.  Each of the Parties hereto shall hold and cause its representatives to hold in confidence all documents and information finished to it in connection with the transactions contemplated by this Agreement pursuant to the terms of the NDA.

5.3          Consents and Good Faith Efforts.  As soon as practicable after the date of this Agreement, time being of the essence, the Company and Purchaser shall commence all reasonable action and shall use their good faith efforts to obtain all material applicable permits, consents, approvals and agreements of, and to give all notices and make all filings with, any third parties or governmental authorities as may be necessary or appropriate to authorize, approve or permit the consummation of the transactions provided for hereby on or prior to the Closing Date.  This shall include, but not be limited to obtaining Seller’s Shareholders' Approval, Requisite Regulatory Approvals and the IAA Consents, provided that consents with respect to mutual funds and the broker-dealer registration of WISDI shall not be undertaken except upon the written direction of ASK, provided receipt of such consents or approvals shall not be a condition to Closing.

5.4          Superior Proposal.

(a)          No Solicitation.  Neither Seller, the Company, its Subsidiaries nor any of their respective officers and directors shall, and they shall each direct and use their best efforts to cause their representatives (including, without limitation, any investment banker, attorney or accountant) not to (i) initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of, or which reasonably could be expected to lead to, any proposal or offer (including, without limitation, any proposal or offer to their shareholders) with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of substantially all of the assets or capital stock of Seller or the Company (any such proposal or offering being hereinafter referred to as an “Acquisition Proposal”) or (ii) engage in any negotiations or discussions concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal.  Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any of the foregoing and will take the necessary steps to inform the Person referred to in the first sentence hereof of the obligations undertaken in this Section 5.4.

(b)          Consideration of Acquisition Proposal.  Notwithstanding the provisions of Section 5.4(a), nothing contained in this Section 5.4 shall prohibit the Board of Directors of Seller from (i) furnishing information to, or entering into discussions or negotiations with, any Person that makes an unsolicited written, bona fide proposal, to acquire Seller and/or the Company and its Subsidiaries or substantially all of their assets pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer, stock or asset purchase agreement or other similar transaction and in respect  of which such Person has the necessary funds or commitments therefore if, and only to the extent that (A) the Board of Directors of Seller or the Company, after consultation with and based upon the advice of independent legal counsel, with such advice provided in writing and a copy shared with Purchaser, determines in good faith that such action is necessary for the Board of Directors of Seller or the Company to comply with its fiduciary duties to stockholders under applicable law, (B) the Board of Directors of Seller or the Company, determines in good faith that such Acquisition Proposal is (x) bona fide; (y) would if accepted and consummated result in a transaction that is more favorable to Seller hereunder than the transactions contemplated hereby; and (z) capable of being, and is reasonably likely to be completed without undue delay, and (C) prior to taking such action, Seller or the Company provides reasonable notice to Purchaser and ASK to the effect that it is taking such action and receives from such Person submitting the proposal an executed confidentiality agreement in reasonably customary form (an Acquisition Proposal meeting each of the foregoing requirements is herein referred to as a “Superior Proposal”); or (ii) publicly announcing or failing to make, withdrawing or modifying its recommendation referred to in Section 5.5(b) hereof or recommending, approving or proposing to recommend or approve an Acquisition Proposal if there exists an Acquisition Proposal and the Board of Directors of Seller determines that it is a Superior Proposal in accordance with this Section 5.4(b) (any such action, under (ii), an “Adverse Action”).

(c)          Procedure for Superior Proposal.  If the Board of Directors of Seller or the Company determines to take an Adverse Action, then prior to taking such Adverse Action, Seller and/or the Company shall give written notice to Purchaser and ASK specifying the pricing, terms, conditions and all material provisions of the Superior Proposal, providing to Purchaser and ASK a copy of the third-party’s Superior Proposal with such notice.  Purchaser and ASK shall then have five (5) days after receipt of such notice to submit to the Board of Directors of Seller a counter proposal (the “Purchaser’s Counter Proposal”).  The Board of Directors of Seller and/or the Company shall then have five business days to evaluate Purchaser’s Counter Proposal and to notify Purchaser and ASK as to whether it accepts Purchaser’s Counter Proposal.  If the Superior Proposal includes securities or other non-cash consideration, Purchaser’s Counter Proposal shall be deemed to be equivalent if Purchaser or ASK provides its own securities or other non-cash consideration of reasonably equivalent economic value.  If the Board of Directors of Seller and/or the Company determines in its or their reasonable judgment that Purchaser’s Counter Proposal is at least equal to the Superior Proposal, i.e. the total value or consideration to be received by the shareholders of Seller and/or the Company is substantially the same, then the Board of Directors of Seller will accept Purchaser’s Counter Proposal and proceed with the terms of this Agreement, as modified by Purchaser’s Counter Proposal.  However, if Purchaser and ASK elect not to submit a Purchaser’s Counter Proposal or if the Board of Directors of Seller and/or the Company determines in its or their reasonable judgment that Purchaser’s Counter Proposal that was submitted does not equal or exceed the Superior Proposal, then the Board of Directors of Seller and/or the Company shall provide to Purchaser and ASK notice thereof and thereupon Seller shall be free to take any Adverse Action contemplated by Section 5.4(b).

5.5          Regulatory/Shareholder Matters and Approvals. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain the Requisite Regulatory Approvals and other consents and approvals required in connection with the transaction.  Without limiting the generality of the foregoing:

(a)          Seller will prepare and file with the SEC or FINRA, as applicable, proxy materials (the “Proxy Materials”) under Applicable Securities Laws relating to Seller’s Shareholders’ Meeting. Seller and Purchaser will use their reasonable best efforts to prepare and file the Proxy Materials as soon as is reasonably possible and will make any further filings (including amendments and supplements) in connection therewith that may be necessary, proper or advisable.  In connection with such filing, Seller will provide Purchaser, and Purchaser will provide Seller, with whatever information and assistance in connection with the foregoing filings that either Party reasonably may request.

(b)          Seller will call a special meeting of its Shareholders (“Seller’s Shareholders’ Meeting”) as soon as reasonably practicable in order that Seller’s Shareholders may consider and vote upon approval of the transaction in accordance with applicable law (“Seller’s Shareholders' Approval”).  Seller will mail the Proxy Materials to Seller’s Shareholders' as soon as reasonably practicable.  The Proxy Materials will contain the affirmative recommendation of the Board of Directors of Seller in favor of the adoption of this Agreement and the approval of the Transactions; provided, however, that no director or officer of Seller shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

(c)          If and as may be necessary, Seller and Purchaser will cooperate to cause the required application filing with FINRA with respect to approval of change of control of the Company’s broker-dealer subsidiary.

5.6          Assistance in Regulatory Matters.  Seller and the Company will cooperate and will assist Purchaser and ASK in filing and processing the applications for the Requisite Regulatory Approvals with the Regulatory Agencies from which approval is required for the transaction, if any.  Seller and the Company shall furnish to Purchaser in a timely manner all information, data and documents reasonably requested by Purchaser and shall cooperate fully with Purchaser in obtaining Requisite Regulatory Approvals and in consummating the transaction.

5.7          Required IAA Consents.

(a)          With respect to any Client (other than a mutual fund) and at Seller's expense, ASK shall use reasonable efforts, and Seller shall provide reasonable assistance, to obtain the IAA Consents in respect of the Management Change applicable to such Client by sending and soliciting a notice (the “Transaction Notice”) which both informs such Client of the Transactions contemplated by this Agreement and requests the consent of such Client to the Management Change, as required in the IAA with the Client. If any new IAAs are needed they shall be on the same terms and conditions, and between the same parties as at present.

(b)          The Parties agree that any consent required by a Client (other than a mutual fund) with regard to the Management Change shall be deemed given for all purposes under this Agreement (i) upon receipt of the written consent requested in the Transaction Notice or (ii) if no such written consent is received, if forty-five (45) days shall have passed since the sending of written notice (“Negative Consent Notice”) to such Client (which Negative Consent Notice may be included in the Transaction Notice) informing such Client: (A) of the intention to complete the Transactions contemplated by this Agreement, which will result in the Management Change; and (B) that the consent of such Client will be deemed to have been granted if such Client continues to accept such advisory services for a period of at least forty-five (45) days after the sending of the Negative Consent Notice without termination; provided, that, no consent shall be deemed to have been given for any purpose under this Agreement if at any time prior to the Closing such Client notifies the Company, whether in writing or orally, that such Client has not so consented or has terminated or intends to terminate its IAA (and such notice is not withdrawn or superseded). For the avoidance of doubt, the Parties agree that the Company shall include in each Negative Consent Notice a request for written consent, even if written consent to the Management Change is not required by the applicable IAA. Any IAA with a Client (other than a Fund) entered into after the date of this Agreement shall include a provision stating that such Client consents to the Transactions contemplated by this Agreement by the execution of such IAA.

5.8          Voting Agreement.  Concurrent with the execution of this Agreement, Seller has obtained from Seller’s directors, who are Shareholders, a voting agreement substantially in the form of Exhibit A (the “Voting Agreement”) whereby each such Person party thereto agrees to vote his shares of Seller for which he has voting power or control in favor of the Transaction in any Seller’s Shareholders' vote to obtain approval thereof.

5.9          Public Announcements.  So long as this Agreement is in effect, the Parties agree that they will each obtain the approval of the other Parties prior to issuing any press release and that they will use their best efforts to consult with one another before otherwise making any public statement or responding to any press inquiry with respect to this Agreement or the Transactions contemplated hereby, except as may be required by law or any Governmental Authority if required thereby.  The Parties agree that the terms and conditions of the Transaction shall remain confidential; provided, however, that disclosure may be made to (i) regulatory agencies in connection with obtaining any Requisite Regulatory Approvals, (ii) the representatives and advisors of the Parties with a need to know, as may be required in order to consummate and carry out the Transaction, including to obtain IAA Consents, (iii) the Shareholders of Seller in connection with Seller’s Shareholders’ Meeting to be held pursuant to Section 5.5(b) of this Agreement or (iv) as otherwise required by law, including disclosures required under Applicable Securities Laws.

5.10          401(k) and Benefit Plans.  Effective as of the Closing Date, the Company’s and its Subsidiaries’ participation in Seller’s 401(k) Savings Plan (“Seller’s 401(k) Savings Plan”) as participating employers shall terminate and all employees of the Company and its Subsidiaries shall no longer be eligible to participate in Seller’s 401(k) Savings Plan.  Due to the termination of participation in Seller’s 401(k) Savings Plan by the Company and its Subsidiaries and their employees as of the Closing Date, the employees of the Company and its Subsidiaries shall become 100% fully vested in their account balance in Seller’s 401(k) Savings Plan as of such Closing Date and shall be entitled to take a full distribution from Seller’s 401(k) Savings Plan as soon as practicable following the Closing Date. Subsequent to the Closing Date, the Company may adopt a new 401(k) plan for the employees of the Company and its Subsidiaries and the employees of the Company and its Subsidiaries shall be entitled to rollover any distributions from Seller’s 401(k) Savings Plan into the newly adopted 401(k) plan of the Company.  With respect to Seller’s 401(k) Savings Plan, all required contributions for all periods ending before the Closing Date shall have been made in full.

Effective as of the Closing Date, Seller’s employees shall terminate participation in the Company’s group health plan and long-term disability and group-term insurance plans (the “Company’s Insurance Plans”) and the employees of Seller shall no longer be eligible to participate in the Company’s Insurance Plans. The Company agrees that it shall be the Company’s responsibility to provide the required notices under COBRA to Seller’s employees.

6.          CONDITIONS AND OBLIGATIONS TO CLOSE.

6.1          Conditions to Obligations of the Parties.  The obligations of the Parties to consummate the transactions to be performed by each of them in connection with the Closing are subject to the satisfaction of the following conditions:

6.1.1          Share Certificates/Payment.  Seller shall deliver to Purchaser at Closing the share certificates representing the Company’s Common Shares and Purchaser shall have made the Adjusted Closing Payment to Seller as provided for in Section 1.

6.1.2          Necessary Approvals.  Seller’s Shareholders’ Approval and all material Requisite Regulatory Approvals, if any, shall have been received and obtained in accordance with all applicable legal requirements, provided that consents from mutual funds and FINRA approval of the ownership change of WISDI shall not be a condition to Closing.

6.1.3          Determination of the Adjusted Closing Payment.  The Adjusted Closing Payment shall have been determined and agreed upon as provided in Section 1.3.3.

6.1.4          Waiver.  Any Party may waive any condition to its obligation to close specified in this Section 6.1 by executing a writing so stating at or prior to the Closing.

6.2          Conditions to Obligations of Seller.  In addition to the conditions set forth in Section 6.1, the Closing is subject to the satisfaction and fulfillment at or prior to the Closing of each of the following conditions, any of which may be waived by Seller.

6.2.1          Representations, Warranties and Covenants.  All representations and warranties of Purchaser and ASK contained in this Agreement shall be true and correct in all material respects on the date hereof and as of the Closing Date as though made on the Closing Date, and Purchaser and ASK shall have performed or complied with all covenants and obligations to be performed or complied with by it under the terms of this Agreement at or prior to the Closing.

6.2.2          No Governmental Proceedings or Litigation.  No action by any governmental agency or other Person shall have been instituted or threatened for the purpose of enjoining or preventing the Closing or that questions the validity or legality of the transactions contemplated hereby.

6.2.3          Certificates.  Purchaser or ASK shall have delivered to Seller such certificates of its officers and others to evidence compliance with the conditions set forth in this Section 6 as may be reasonably requested by Seller, including, without limitation:

(a)          Good Standing.  A Certificate of Good Standing for Purchaser issued by the Connecticut Secretary of State;

(b)          Other Corporate Deliveries.  A certificate executed by the Chief Executive Officer, President or Secretary of Purchaser certifying, as of the Closing Date to (i) a true and complete copy of the Certificate of Incorporation of Purchaser; (ii) a true and complete copy of the Bylaws of Purchaser; (iii) a true and correct copy of the resolutions of the board of directors and shareholders of Purchaser authorizing the transactions contemplated hereby and the instruments and deliveries to be executed and made by Purchaser in connection with the consummation of the transactions contemplated hereby; and (iv) incumbency matters;

6.2.4          Other Actions by Purchaser.  All actions to be taken by Purchaser and ASK in connection with the consummation of the transactions contemplated herein and all certificates, opinions, instruments and other documents which are to affect the transaction contemplated hereby shall be reasonably satisfactory in form and substance to Seller.

6.3          Conditions to Purchaser’s Obligations.  In addition to the conditions set forth in Section 6.1, the obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction and fulfillment at or prior to the Closing of each of the following conditions, any of which may be waived by Purchaser:

6.3.1          Representations, Warranties and Covenants.  All representations and warranties of Seller, as regards to both Seller and the Company and its Subsidiaries contained in this Agreement shall be true and correct in all material respects on the date hereof and as of the Closing Date as though made on the Closing Date, except for inaccuracies of representations or warranties which do not constitute a Material Adverse Effect or which were known to ASK as of Closing, and Seller shall have performed or complied with all covenants and obligations to be performed or complied with by it under the terms of this Agreement at or prior to the Closing.

6.3.2          No Governmental Proceedings or Litigation.  No action by any Governmental Authority or other Person shall have been instituted or threatened for the purpose of enjoining or preventing the transactions contemplated by this Agreement or that questions the validity or legality of the transactions contemplated hereby or that has or could reasonably be expected to have, in the opinion of Purchaser, a Material Adverse Effect on the assets, properties, Business, operation or financial condition of the Company and its Subsidiaries.

6.3.3          Resignations.  Purchaser shall have received the resignations effective as of the Closing of each director and officer of the Company and its Subsidiaries, other than those whom Purchaser shall have specified in writing at least five (5) days prior to the Closing.

6.3.4          Other Actions.  All actions to be taken by Seller in connection with the consummation of the Transactions contemplated hereby and all certificates, instruments and other documents required to affect the Transactions contemplated hereby will be reasonably satisfactory in form and substance to Purchaser.

6.3.5          Certificates Seller shall have delivered to Purchaser such certificates of its officers and others to evidence compliance with the conditions set forth in this Section 6 as may be reasonably requested by Purchaser, including, without limitation:

(a)          Certificates of Good Standing.  Certificates of Good Standing for Seller, the Company and its Subsidiaries issued by the Secretary of State of their state of incorporation or organization, as the case may be;

(b)          Other Corporate Deliveries.  A certificate executed by the Chief Executive Officer, President or Secretary of Seller and the Company, certifying to, as of the Closing Date: (i) a true and complete copy of the Certificate of Incorporation of Seller and the Company; (ii) a true and complete copy of the bylaws of Seller and the Company; (iii) a true and correct copy of resolutions of the board of directors and sole shareholder of the Company authorizing the execution, delivery and performance of this Agreement by Seller, the execution, delivery and performance of the agreements, documents and instruments to be executed and delivered by Seller in connection herewith or pursuant hereto, and the consummation of the transactions contemplated hereby and thereby; (iv) incumbency matters.  In addition, all permits, licenses, books, records, passwords, e-mail codes, keys and other deliveries which may be necessary for Purchaser to take over and operate the Business day to day from and after the Closing Date shall be delivered by Seller or the Company to Purchaser contemporaneously with the Closing.

6.3.6          No Material Adverse Change.  From the date hereof to the Closing Date there shall have been no material adverse change in the assets or liabilities, the Business or condition (financial or otherwise) of the Company and its Subsidiaries, their relationships with their employees or customers regardless of reason, including, without limitation, or any legislative or regulatory changes, revocation of any license or rights to do business, failure to obtain permits required by the Company and its Subsidiaries or any fire, explosion, accident, casualty, labor trouble, flood, riot, storm, condemnation or act of God which had a Material Adverse Effect on the Business, its assets or its value as a going concern.

6.3.7          Shares.  The Company’s Common Shares shall constitute one hundred percent (100%) of the issued and outstanding capital stock of the Company and Seller shall own one hundred percent (100%) of the issued and outstanding capital stock of the Company.

7.	TERMINATION.

7.1          Termination This Agreement and the Transactions contemplated hereby may be terminated at any time prior to the Closing, as follows:

7.1.1          Mutual Consent.  By mutual consent of all Parties hereto;

7.1.2          Required Shareholders’ Consents.  By Purchaser, if Seller’s Shareholders’ Approval fails to be given or received.

7.1.3          Requisite Regulatory Approvals.   By Seller or Purchaser if any other consents, Requisite Regulatory Approval or any other governmental or other consent or approvals that are needed or required to permit the consummation of the Transactions contemplated hereby fails to be given, received, consented to or approved as to the Transaction, exclusive of IAA Consents;

7.1.4          Material Information.  By Purchaser, if Seller fails to disclose any material information about the Company or its Subsidiaries assets or its Business or provides Purchaser with any materially inaccurate or misleading information taken as a whole which would have a Material Adverse Effect on its Business and was not known to ASK;

7.1.5          Seller’s Failure to Close.  By Purchaser, if Purchaser is prepared to close the Transactions and all conditions to Purchaser’s obligation to close pursuant to Section 6 hereof have been satisfied by Purchaser and Seller fails to close on the Closing Date; and

7.1.6          Purchaser’s Failure to Close.  By Seller, if Seller is prepared to close the Transactions and all conditions to Seller’s obligations to close as set forth in Section 6 hereof have been satisfied by Seller and Purchaser fails to close on the Closing Date.

7.1.7          Termination Due to Adverse Action.  By Seller or Purchaser, upon written notice to Purchaser and ASK that an Adverse Action per Section 5.4 has occurred.

7.1.8          Voting Agreement.  By Purchaser, upon written notice to Seller, if prior to Seller’s Shareholders’ Meeting, the Voting Agreement shall not be executed.

7.2          Cut-Off Date.  As time is of the essence, if Closing shall not have occurred on or before July 31, 2018 solely as a result of unjustified delay on the part of Seller and not as a result of (i) a mutually agreed extension of such cut-off date between the Parties or (2) a request or inquiry from a Regulatory Agency thereby affecting the timing of receipt of the Requisite Regulatory Approval(s), this Agreement shall automatically terminate without further action of any Party hereto.

7.3          Effect of Termination.  If this Agreement is terminated pursuant to Section 7.1.1 or 7.1.3 hereof, all rights and obligations of the Parties hereunder shall terminate.  If this Agreement is terminated pursuant to Sections 7.1.2, 7.1.4, 7.1.5, 7.1.7 or 7.2 hereof, then Purchaser shall be entitled to receive from Seller an amount equal to the lesser of (i) $50,000 or (ii) Purchaser’s reasonable attorneys’ fees and expenses incurred to the date of termination (“Purchaser's Termination Fees”).  If this Agreement is terminated pursuant to Section 7.1.6 hereof, Seller shall be entitled to receive from Purchaser an amount equal to the lesser of (i) $50,000 or (ii) Seller’s reasonable attorney fees and expenses incurred to the date of termination (“Seller’s Termination Fee” and together with Purchaser’s Termination Fee, the “Termination Fees”).  Any Termination Fees paid by or received by a Party shall be considered liquidated damages in light of this Agreement’s termination.  The costs and expenses of preparing and filing the Proxy Materials or of holding Seller’s Shareholders’ Meeting shall not be part of the expenses for which either Party can make recovery or receive reimbursement under the preceding sentences.

8.	INDEMNIFICATION

8.1          Indemnification by Seller.  Seller hereby agrees to indemnify, save, hold harmless and defend ASK and Purchaser, its respective officers, directors, shareholders, agents and Purchaser’s Representatives, and each of them, from and against any and all costs, losses, liabilities, damages, lawsuits, deficiencies, claims and expenses reasonably and actually incurred (whether or not arising out of third‑party claims), including, without limitation, interest, penalties, expenses, reasonable attorneys’ fees and all amounts paid in connection with the defense or settlement of any of the foregoing (herein, the “Damages”), in connection with or arising out of or resulting from any one or more of the following: (a) any inaccuracy in any representation or warranty made by Seller, herein or in any Exhibit, Schedule or other document provided pursuant to or in connection with this Agreement; (b) the breach of any covenant or agreement or any misrepresentation made by Seller, contained in this Agreement, including the Schedules and Exhibits hereto, or any other agreement, instrument or document executed by Seller pursuant hereto or in connection herewith; (c) any claim by the United States or any division or agency thereof, that Seller is liable for any income Taxes, including any interest or penalties, derived or based upon the Company’s Business operations prior to the Closing Date (“Tax Claims”); (d) any failure of Seller to duly perform or pay any obligations of Seller, including, but not limited to, its failure to comply with the DEEP Orders.

8.2          Indemnification by Purchaser.  Purchaser and ASK, jointly and severally, hereby indemnify and agree jointly and severally, to save and hold harmless Seller from and against any and all Damages incurred in connection with or arising out of or resulting from any one or more of the following: (a) any inaccuracy in any representation or warranty made by Purchaser herein or in any Exhibit, Schedule or other document provided pursuant to or in connection with this Agreement; (b) the breach of any covenant or agreement or any misrepresentation made by Purchaser contained in this Agreement, including the Schedules and Exhibits hereto, or any other agreement, instrument or document executed by Purchaser pursuant hereto or in connection herewith; (c) any failure of Purchaser to duly perform or observe any term, provision, covenant or agreement herein on the part of Purchaser to be performed or observed; or (d) any failure of Purchaser to duly perform or pay any obligations of Purchaser.

8.3          Offset and Holdback.  If within one (1) year of the Closing Date, Seller takes any steps or corporate actions to liquidate or dissolve Seller or states or announces any intention or plan to do so, either through a securities’ filing, press release, news announcement, or otherwise, or gives any notice thereof to any vendors, Seller’s Shareholders, employees, or Governmental Authorities having jurisdiction thereover, then Seller, before so liquidating or dissolving, shall deposit $100,000 with the Escrow Agent in order to provide a ready and available source of funds to pay, but not in limitation thereof, any Indemnification Claim asserted by Purchaser or ASK against Seller for which there is a Final Determination in favor of Purchaser or ASK.  If Purchaser or ASK asserts an Indemnification Claim hereunder, Purchaser or ASK may upon a Final Determination and upon notice to Escrow Agent request payment thereof of up to the $100,000 deposited.  If such funds are deposited but no Indemnification Claims are timely asserted or adjudicated to a Final Determination in favor of Purchaser or ASK, then the $100,000 shall be paid back by Escrow Agent to Seller.

8.4          Damages.  The term “Damages” as used in this Section is not limited to matters asserted by third parties against the Company and its Subsidiaries, as the case may be, but includes Damages incurred or sustained by Seller, ASK or Purchaser, as the case may be, in the absence of third party claims.

8.5          Limit of Indemnities.

8.5.1          No party shall be liable under this Agreement for any Damages resulting from or relating to any inaccuracy in or breach of any representation or warranty in this Agreement if the party seeking indemnification for such Damages knew or should have known of such inaccuracy or breach before Closing.

8.5.2          No Party shall be required to indemnify any other Party for Damages until the aggregate amount of all such Damages exceeds $10,000 in which event the indemnifying Party shall be responsible for the aggregate amount (from dollar one) of all Damages.

8.5.3          No Party shall be required to indemnify any other Party for an aggregate amount of Damages exceeding $175,000.

8.5.4          The indemnification provided in this Section 8.5 shall be the sole and exclusive remedy available to any Party hereto for claims arising out of the subject matter of this Agreement.

9.          DEFINITIONS. The following capitalized terms when used herein shall have the following meanings; such terms to be equally applicable to both the singular and plural of the terms defined (capitalized terms defined elsewhere in this Agreement to have the meaning so ascribed to them in all provisions of this Agreement):

“Applicable Securities Laws” means the Securities Act, the Exchange Act, State “blue sky” laws and the rules and regulations promulgated by FINRA.

“Code” means the Internal Revenue Code of 1986, as amended, and all rules and regulations promulgated pursuant thereto.

 “DEEP Orders” means the two (2) orders entered by the Connecticut Department of Energy and Environmental Protection against Seller on or about September 24, 2014 requiring Seller to investigate and repair two (2) dams in Killingly, Connecticut in which Seller has an ownership interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

"Escrow Agent" means First National Bank of Omaha (or other national or state banking organization as agreed to by the parties).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Determination” means a final decision or resolution of a matter binding on the Parties as determined by a Court, an arbitrator, mediator or by agreement of the Parties.

“Form ADV” means the uniform form used by investment advisers to register with the SEC and other securities authorities.

“Fund” means any Client of the Company and/or its Subsidiaries that is an investment company (as defined in) and registered under the Investment Company Act of 1940.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“Governmental Authority” means any federal, state or local governmental entity, agency, instrumentality commission, department or political subdivision thereof.

“IAA Consents” mean, with respect to the consummation of the approval process whereby Client consents either in writing or otherwise to the Management Change resulting from the consummation of the Transactions contemplated herein all as set forth in Section 5.7 hereof.

“Indemnification Claim” means any action or proceeding (including any governmental investigation or inquiry) brought or asserted against a Party in respect to which indemnity may be sought from another Party pursuant to the terms of Sections 8.1 or 8.2.

“Knowledge” means, in the case of any Person, the actual knowledge without any actual inquiry and in the case of Seller the actual knowledge of its Chief Executive Officer or Chief Financial Officer.

“Management Change” means, with respect to each Client, the assignment (as such term is defined in the Investment Advisers Act of 1940 and, as applicable, the Investment Company Act of 1940) of its IAA resulting from the change in control of the Company and its Subsidiaries pursuant to this Agreement.

“Material Adverse Effect” means an event, change or occurrence which individually or together with any other event, change or occurrence, has a material adverse effect on the Business, operations, assets, liabilities, financial condition or results of operation as to the Person so referenced, except to the extent resulting from (1) changes in general local, domestic or international economic conditions, (2) changes affecting generally the industry in which the Company operates, (3) changes in applicable laws or accounting rules or principles, or (4) the announcement of the transactions contemplated by this Agreement.

“Material Contract” means (i) any agreement to purchase, lease, sale or distribute materials, supplies, goods, services or other assets or rights that provides for or for which transactions entered into or made pursuant thereto have, in the fiscal year ended December 31, 2017, generated payments by or to the Company and its Subsidiaries in excess of $25,000,00; (ii) any partnership, joint venture or similar agreements; (iii) any agreements relating to indebtedness for borrowed money or for the deferred purchase price of property; (iv) any agreement relating to Intellectual Property; (v) any agreement between the Company and its Subsidiaries to indemnify any other Person; or (vi) any agent restricting the Company or any of its Subsidiaries from engaging in any line of business or competing with any Person.

“NDA” means the Confidentially and Non-Disclosure Agreement between Seller and ASK dated January 25, 2018.

“Person” means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Authority.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient amounts to elect a majority of the directors.

“Transactions” mean this Agreement and the transactions contemplated hereby consisting primarily of Seller’s sale and Purchaser’s purchase of the Company’s Common Shares as provided herein.

10.          POST CLOSING COVENANTS.

(a)          Cooperation.  Purchaser and Seller agree that they will, to the extent requested by the other Party, cooperate with one another to effectuate the purposes and intentions of this Agreement and in advising and informing the Company’s customers, if needed, of the acquisition by Purchaser of the Company’s Common Shares as provided for in this Agreement.  Such cooperation shall include, but shall not be limited to, any Party, upon another’s reasonable request, doing all further acts executing and delivering such additional or further documents and giving such assurance as may be required or necessary to carry out the provisions of this Agreement, as would, in the opinion of such Party, serve to effectuate a smooth transition of the Company’s ownership from Seller to Purchaser.  Such cooperation shall further include providing access to the Company’s books and records and with providing litigation support to any Party contesting or defending any legal action or proceeding at such contesting or defending Party’s expense in any lawsuit, action, proceeding or investigation in connection with any transaction contemplated under this Agreement or arising from any facts, situations or circumstances prior to the Closing involving the Company, and assisting Seller with the preparation of state, Federal and SEC filings.  Seller acknowledges and agrees that subject to Seller having reasonable access thereto, at reasonable times from and after the Closing, Purchaser shall be entitled to possession of all documents, books, records, agreements and financial data of any sort relating to the Company.

(b)          Non-Solicitation of Clients.  For a period of one year following the Closing, neither Seller nor any of its officers, directors, agents, representatives, or employees, either directly or indirectly, for the benefit of any Person other than Purchaser, the Company or its Subsidiaries shall  solicit business of the same or similar type as that Business being carried on by the Company or its Subsidiaries from any Person that was a customer, Client or investor of or with the Company or its Subsidiaries at the time of Closing. For a period of two years following the Closing, Seller nor any of its officers, directors, agents, representatives or employees, either directly or indirectly, shall not induce any employee(s) of the Company at the time of Closing to become an employee of Seller.

(c)          Continuance of Greenwich Sublease.  The Company and its Subsidiaries will continue to pay Seller rent for the Greenwich Premises in the same sum for the same space and facilities as it did pre-Closing.  Seller will continue to sublease, and make available, to the Company the Greenwich Premises upon the same terms and conditions as before the Closing until such time as the first of the following occurs:  (i) the Greenwich Sublease terminates and is no longer in effect or (ii) the Company and its Subsidiaries move out of the Greenwich Premises and cease doing business or maintaining a presence not of an insignificant nature on the Greenwich Premises following thirty days advance written notice to Seller.  For the avoidance of doubt, either the Company or Seller may terminate the Company’s sublease at any time upon thirty (30) days advance written notice to the other.

(d)          Tax Matters.

(1)          Seller and Purchaser shall cooperate fully, and Purchaser shall cause the Company to cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the preparation and filing of any tax return or in connection with any audit, litigation or other proceeding with respect to Taxes.  Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding.

(2)          Any tax return to be prepared and filed after the Closing Date for taxable periods ending on or before the Closing Date or for any period that commenced prior to Closing but ending thereafter shall be prepared on a basis consistent with the last previous similar tax return.  Purchaser shall provide Seller with a copy of each such proposed tax return (and such additional information regarding such tax return as may reasonably be requested by Seller) for review and comment at least forty-five (45) days prior to the filing of such tax return, in the case of income tax returns, and in such period of time prior to filing as Purchaser shall reasonably determine to be practicable in the case of other tax returns.  Purchaser shall accept all reasonable comments of Seller.  Seller shall be responsible for Taxes accrued and owed by the Company and its Subsidiaries prior to Closing and Purchaser for Taxes accrued during period thereafter, except that any Taxes due for a period that includes both the pre-Closing and post-Closing time frame, shall be allocated between the parties.

11.          MISCELLANEOUS.

11.1          Survival of Representations.  All statements contained in any Exhibit, Schedule, certificate or instrument of conveyance delivered by or on behalf of the parties pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the parties delivering the same hereunder.  Subject to the provisions of Section 8 hereof, the representations, warranties, covenants, indemnities and agreements of all parties hereto contained herein and as provided in the preceding sentence shall survive the Closing Date for a period of one (1) year; provided, however, that so long as any Indemnification Claim is asserted within such one (1) year period, such Indemnification Claim shall be considered timely raised and not precluded by the running of such one year period.

11.2          Assignment.  This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns; provided, however, that neither Purchaser nor Seller may (except for assignments of its rights hereunder to its lenders as collateral security for loans from time to time made to Seller by its lenders) assign its rights or obligations hereunder without the prior written consent of the non-assigning Party.

11.3          Notices.  All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; on the next business day following receipt if transmitted by telecopy, electronic or digital transmission method; upon receipt, if sent for next day delivery to a domestic address by a recognized overnight delivery service; and upon receipt, if sent by certified or registered mail, return receipt requested.  In each case notice shall be sent:

If to Purchaser	Khandwala Capital Management, Inc.
and ASK	c/o Amit S. Khandwala
5 Mayfair Place
Trumbull, CT 06611
Phone: 203-685-1438
E-mail: akhandwala@yahoo.com

with a copy to:	William M. McCleery, Jr. / Delmer R. Mitchell
Schmiedeskamp, Robertson, Neu & Mitchell LLP
525 Jersey
Quincy, Illinois 62301
Phone: 9217) 223-3030
E-mail: wmccleery@srnm.com
dmitchell@srnm.com

If to Seller:	Wright Investors’ Service Holdings, Inc.
177 West Putnam Avenue
Greenwich, CT 06830
Phone: 914-242-5700
E-mail: isobotko@wisholdings.com

with a copy to:	David L. Hefflinger / Guy Lawson
McGrath, North, Mullin & Kratz, PC LLO
First National Tower, Suite 3700
1601 Dodge Street
Omaha, Nebraska 68102
Phone: 402-633-1402
E-Mail: dhefflinger@mcgrathnorth.com
glawson@mcgrathnorth.com

or to such other place and with such other copies as any Party may designate as to itself by written notice to the others.

11.4          Time of the Essence.  Time is of the essence of this Agreement.

11.5          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  To the extent jurisdiction exists, any claim arising pursuant to this Agreement shall be filed in a court located in the State of Delaware.

11.6          Entire Agreement; Amendments and Waivers.  This Agreement, together with the NDA and all Exhibits and Schedules hereto which are incorporated herein by this reference, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, among the parties.  This Agreement may be amended, modified or supplemented only by a writing signed by all of the parties hereto.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

11.7          Multiple Counterparts.  This Agreement may be executed in one or more counterparts, including a facsimile thereof, each of which shall be deemed to be an original, including the signature thereon, but all of which together shall constitute one and the same agreement.  A facsimile or electronically transmitted signature shall have the same force and effect as an original and shall bind any Party signing in such manner.

11.8          Expenses.  Except as otherwise specified herein, each Party hereto shall pay its own legal, accounting, out‑of‑pocket and other expenses incident to this Agreement and to any action taken by such Party in preparation for carrying this Agreement into effect; provided, however, Seller agrees that the Company has not and will not bear any of Seller’s costs and expenses (including any of its legal fees and expenses) in connection with this Agreement or any of the Transactions contemplated hereby.

11.9          Severability.  In the event that any one or more of the provisions contained in this Agreement or in any other document referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

11.10          Titles.  The titles, captions or headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

11.11          Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Parties hereto have executed, or caused their respective duly authorized representatives to execute, this Agreement under seal as of the day and year first above written.

“Purchaser”

KHANDWALA CAPITAL MANAGEMENT, INC.

By:	/s/ Amit S. Khandwala
Name:	Amit S. Khandwala
Title:	Chief Executive Officer

By:	/s/ Amit S. Khandwala
Amit S. Khandwala

“Seller”

WRIGHT INVESTOR’S SERVICE HOLDINGS, INC.

By:	/s/ Harvey P. Eisen
Name:	Harvey P. Eisen
Title:	Chairman, President and Chief Executive Officer

ANNEX B — OPINION OF FINANCIAL ADVISOR

B-1

Investment Banking Valuation & Financial Advisory Special Situations

April 11, 2018	PRIVATE & CONFIDENTIAL

Board of Directors
Wright Investors’ Service Holdings, Inc.
177 West Putnam Ave.
 Greenwich, CT 06830

Gentlemen:

We understand that Wright Investors’ Service Holdings, Inc. (“WISH” or the “Company”), is contemplating a transaction pursuant to which it will sell 100% of the issued and outstanding capital stock of its wholly-owned subsidiary, The Winthrop Corporation and its operating subsidiaries (collectively, “Winthrop” or the “Target”), for cash consideration of $6,000,000 (the “Transaction”).

You have requested that Houlihan Capital, LLC (“Houlihan”) render an opinion (whether or not favorable) to the WISH Board of Directors (“Board”), as to whether, on the date of such opinion, the Transaction is fair to the existing shareholders of the Company from a financial point of view (the “Opinion”).

In completing our analyses for purposes of the Opinion set forth herein, Houlihan’s investigation included, among other things, the following:

•
Held discussions with certain members of Company management (“Management”) and reviewed documents regarding the Transaction and sales process and the historical performance and future outlook for the Target;

o	Executed term sheet for the Transaction, dated February 23, 2018;

o	Draft Stock Purchase Agreement, dated April 9, 2018;

o	Proposal letter from Sustainable Insight Capital Management, dated March 5, 2018; and

o	Company-prepared memo regarding a Summary of 2017 Possible Transaction Discussions.

•	Obtained, reviewed and/or analyzed certain information relating to the historical, current and future operations of the Target including, but not limited to the following:

o	The Company’s latest reports on Form 10-Q and 10-K and other relevant public documents as filed with the Securities and Exchange Commission;

o	Unaudited financial statements and related detail of Winthrop as of December 31, 2016 and 2017;

o	Winthrop AUM for the years ended 2012 through 2017;

o	Balance of Winthrop federal and Connecticut net operating losses;

500 West Madison   Suite 2600   Chicago, IL 60661
Tel: 312.450.8600    Fax: 312.277.7599
www.houlihan.com

Board of Directors of Wright Investors’ Services, Inc.
April 11, 2018
Fairness Opinion - Confidential

o	Various Winthrop marketing materials; and

o	2018 budget for Winthrop prepared by Management.

•	Discussed with Management the status of any contingent liabilities and confirmed that any potential related financial exposure has been properly disclosed;

•
Reviewed the industry in which the Target operates, which included a review of (i) industry research, (ii) comparable publicly traded companies and (iii) mergers and acquisitions of comparable businesses;

•	Developed indications of value for the Target using generally accepted valuation methodologies; and

•	Reviewed certain other relevant, publicly available information, including economic, industry, and Target-specific information.

Our analyses contained herein are confidential and addressed to and provided exclusively for use by the Board. Our written opinion may be used (i) by the Board in evaluating the Transaction, (ii) in disclosure materials to holders of the Company’s common stock, (iii) in filings with the SEC, FINRA or other applicable government or listing authority, and (iv) in any litigation or appraisal rights proceeding pertaining to matters relating to the Transaction or otherwise covered in the Opinion. The Opinion is delivered to the recipient subject to the conditions, scope of engagement, limitations and understandings set forth in the engagement letter executed dated January 15, 2018 and subject to the understanding that the obligations of Houlihan and any of its affiliates in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder, or controlling person of Houlihan or any of its affiliates shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates against any such person with respect to the Opinion other than Houlihan.

We have relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering an opinion. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Target, nor, except as stated herein, have we been furnished with any such evaluation or appraisal. We have further relied upon the assurances and representations from senior management of the Company that they are unaware of any facts that would make the information provided to us to be incomplete or misleading in any material respect for the purposes of the Opinion. We have not assumed responsibility for any independent verification of this information nor have we assumed any obligation to verify this information.

Nothing has come to our attention in the course of this engagement which would lead us to believe that (i) any information provided to us or assumptions made by us are insufficient or inaccurate in any material respect or (ii) it is unreasonable for us to use and rely upon such information or make such assumptions.

2

Board of Directors of Wright Investors’ Services, Inc.
April 11, 2018
Fairness Opinion - Confidential

Several analytical methodologies have been employed in our analysis and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques.

Each of the analyses conducted by Houlihan was carried out to provide a particular perspective of the Transaction. Houlihan did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support our opinion as to the fairness of the Transaction. Houlihan does not place any specific reliance or weight on any individual analysis, but instead, concludes that its analyses, taken as a whole, support its conclusion and the Opinion. Accordingly, Houlihan believes that its analyses must be considered in their entirety and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the processes underlying the analyses performed by Houlihan in connection with the preparation of the Opinion.

In our analysis and in connection with the preparation of the Opinion, Houlihan has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Transaction. Our Opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter. This Opinion is conditioned upon the terms of the final Transaction being consistent in all material respects with the terms of the most recent draft of the Transaction documents.

The Opinion does not constitute a recommendation to proceed with the Transaction. The Opinion relates solely to the question of the fairness of the Transaction to the existing shareholders of the Company from a financial point of view. We are expressing no opinion as to the income tax consequences of the Transaction. Houlihan did not provide advice concerning the structure of the Transaction, and Houlihan expressed no opinion as to whether any alternative transaction might have resulted in terms and conditions more favorable to the Company or its stockholders than those contemplated by the Transaction.

3

Board of Directors of Wright Investors’ Services, Inc.
April 11, 2018
Fairness Opinion - Confidential

Houlihan Capital, LLC, a Financial Industry Regulatory Authority (FINRA) member, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements, bankruptcy, capital restructuring, solvency analyses, stock buybacks, and valuations for corporate and other purposes. Neither Houlihan, nor any of its principals, has any ownership or other beneficial interests in the Company or Target and has provided no previous investment banking or consulting services to the Company or Target.  Houlihan will receive a non-contingent fee from the Company relating to its services in providing the Opinion. In an engagement letter dated January 15, 2018, the Company has agreed to indemnify Houlihan for certain specified matters in connection with Houlihan’s services.

Based upon the foregoing, it is our opinion as of the date hereof, that the Transaction is fair to the existing shareholders of the Company from a financial point of view.

Respectfully submitted,

Houlihan Capital, LLC

4

ANNEX C — ANNUAL REPORT ON FORM 10-K AND 10-K/A FOR THE
 FISCAL YEAR ENDED DECEMBER 31, 2017 OF THE COMPANY

C-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-K

(Mark One)
☒	ANNUAL REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2017

☐	TRANSITION REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________ to _______

Commission file Number: 000-50587

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	13-4005439
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

177 West Putnam Avenue, Greenwich, CT 06830
(Address of Principal Executive Offices, including Zip Code)

(914) 242-5700
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:	None

Securities registered pursuant to Section 12(g) of the Act:	Common Stock, $0.01 Par Value
(Title of Class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐    No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.
Yes ☐   No ☒

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒    No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒   No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or, an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company”, and “emerging growth company”, in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if smaller reporting company)	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐     No ☒

The aggregate market value of the registrant’s common stock held by non-affiliates of the registrant, computed by reference to the price at which the common stock was last sold, or the average bid and asked price of such common stock, as of the last business day of the registrant’s most recently completed second quarter, is 6,000,000.

As of March 5, 2018, 19,376,070 shares of the registrant’s common stock were outstanding.

Part III of this report incorporates certain information by reference from the registrant’s proxy statement for the annual meeting of stockholders, which proxy statement will be filed no later than 120 days after the close of the registrant’s fiscal year ended December 31, 2017.

i

Cautionary Statement Regarding Forward-Looking Statements

This Annual Report on Form 10-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. Forward-looking statements are not statements of historical facts, but rather reflect our current expectations concerning future events and results. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “could,” “project,” “predict,” “expect,” “estimate,” “continue,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements.

These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts.  These statements are based upon our opinions and estimates as of the date they are made.  Although we believe that the expectations reflected in these forward-looking statements are reasonable, such forward-looking statements are subject to known and unknown risks and uncertainties that may be beyond our control, which could cause actual results, performance and achievements to differ materially from results, performance and achievements projected, expected, expressed or implied by the forward-looking statements.  While we cannot assess the future impact that any of these differences could have on our business, financial condition, results of operations and cash flows or the market price of shares of our common stock, the differences could be significant. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this report.

Factors that may cause actual results to differ from historical results or those results expressed or implied, include, but are not limited to, those listed below under Item 1A. “Risk Factors”, which include, without limitation, the risk that the expected benefits of the merger with The Winthrop Corporation that was completed on December 19, 2012 may not be achieved and may therefore make an investment in Wright Investors’ Service Holdings, Inc.’s securities less attractive to investors.

If this or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, actual results could differ materially.  You are urged to consider all such risks and uncertainties. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved.

Additional information concerning the factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Item 1. “Business”, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and elsewhere in this Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission (the “SEC”).  We undertake no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

1

PART I

Item 1.  Business.

General Development of Business

Wright Investors’ Service Holdings, Inc. (formerly National Patent Development Corporation) (the “Company”, “Wright Holdings”, “we” or “us”) was incorporated on March 10, 1998 as a wholly-owned subsidiary of GP Strategies Corporation (“GP Strategies”) and in November 2004, the Company’s common stock was spun-off to holders of record of GP Strategies common stock and GP Strategies Class B capital stock.  The Company’s common stock is quoted on the OTC Pink Sheets and is traded under the symbol “WISH”.

Historically, the Company had owned a home improvement distribution business through its then wholly-owned subsidiary Five Star Products, Inc. (“Five Star Products”).  The Company with a substantial portion of its assets consisting of cash and cash equivalents, also owned, and continues to own, certain non-strategic assets, primarily consisting of certain real estate. (each as described herein).

On January 15, 2010, we completed the sale (the “Five Star Sale”) to The  Merit Group, Inc. (“Merit”) of all of the issued and outstanding stock (the “Five Star Stock”) of our wholly-owned subsidiary, Five Star Products, the holding company and sole stockholder of Five Star Group, Inc. (“Five Star Group”), for cash pursuant to the terms and subject to the conditions of the Stock Purchase Agreement between the Company and Merit, dated as of November 24, 2009. As used herein, references to “Five Star” refer to Five Star Products or Five Star Group, or both, as the context requires.

 Nature of Our Business Following the Five Star Sale

Our Board of Directors  considered strategic uses for the Five Star Sale proceeds including, without limitation, using such funds, together with other funds of the Company, to develop or acquire interests in one or more operating businesses.  While we have focused our development or acquisition efforts on sectors in which our management has expertise, we did not wish to limit ourselves to, or to foreclose any opportunities in, any particular industry or sector.

On December 19, 2012, (the “Closing Date’) the Company, completed the merger (the “Merger”) of  a wholly-owned subsidiary of the Company (“MergerSub”) with and into The Winthrop Corporation, a Connecticut corporation (“Winthrop”), pursuant to that certain  Agreement and Plan of Merger (the “Merger Agreement”) dated June 18, 2012.  As more fully described below, substantially all of the Company’s business operations are carried out through Winthrop and its subsidiaries, the Wright Companies.

Prior to this use, the Five Star Sale proceeds have been, and we anticipate will continue to be, invested in high-grade, short-term investments (such as cash and cash equivalents) consistent with the preservation of principal, maintenance of liquidity and avoidance of speculation, until such time as we need to utilize such funds, or any portion thereof, for the purposes described above.  We have not distributed, and do not anticipate distributing, the proceeds of the Five Star Sale to our stockholders.

2

Overview

The Company’s assets currently consist of its 100% ownership interest in Winthrop, and cash and cash equivalents, which were $6,018,000 at December 31, 2017.    The Company intends to use its remaining cash and cash equivalents to acquire interests in one or more operating businesses in the asset management space that it believes will be synergistic with Winthrop and to fund the Company’s general and administrative expenses.

The Company continues to own certain non-strategic assets, which are primarily interests in land and flowage rights in undeveloped property in Killingly, Connecticut.

The Company monitors these investments for impairment by considering current factors, including the economic environment, market conditions, operational performance and other specific factors relating to the business underlying the investment, and records impairments in carrying values when necessary.

Substantially all of the Company’s business operations are carried out through Winthrop and its subsidiaries, the Wright Companies, as described below.

The Winthrop Business

Overview

Winthrop, through its wholly-owned subsidiaries Wright Investors’ Service, Inc. (“Wright”), Wright Investors’ Service Distributors, Inc. (“WISDI”) and Wright’s wholly-owned subsidiary, Wright Private Asset Management, LLC (“WPAM”) (collectively, the “Wright Companies”), offers investment management services, financial advisory services and investment research to large and small investors, both taxable and tax exempt.  For more than 50 years, the Wright Companies have assisted institutions, plan sponsors, bank trust departments, trust companies and individual investors in achieving their financial objectives.  The management approach is to invest assets prudently by balancing risk and return.

Investment Management Services

At the center of the Wright Companies’ investment process is the Wright Investment Committee.  The Committee consists of a select group of senior investment professionals who are supported by an experienced staff.  This staff provides multilevel analyses of the economy and investment environments.  Their analysis includes a report and projection of corporate earnings and interest rates and an assessment of the impact of the economic forecasts on market sectors, individual securities and client portfolios.

Wright markets its investment management products and services to plan sponsors, trade unions, endowments, corporations, state and local governments, municipalities and foundations.  The Wright products include equity, fixed income and balanced portfolios for various plan types, including defined benefit, annuity, self-directed and 401(k), health and welfare and education and training plans. In addition, Wright helps bank trust departments and trust companies satisfy part or all of their investment management functions.  Wright delivers fiduciary level investment management services to these institutions’ clients by providing active oversight of each account's asset allocation and security selection.  Its offerings include investment management solutions utilizing individual securities or mutual funds. Mutual fund models developed by Wright utilize a combination of Wright Mutual Funds as well as mutual funds from other investment managers.

WPAM offers programs to support high net worth investors and other individual investors.  WPAM manages a variety of accounts including: discretionary investment accounts, individual retirement accounts (IRAs), 401k plans and accounts for non-corporate fiduciaries, such as trustees, executors, guardians, personal representatives, attorneys and other professionals who are responsible for the assets of others and must manage those assets in accordance with the Prudent Investor Act.  This investment process, developed and monitored by the Wright Investment Committee, and related investment strategies, are utilized to address the objectives of WPAM clients.

Wright-Managed Mutual Funds

Wright, through its WISDI affiliate, offers a diversified family of mutual funds. Wright Mutual Funds are utilized by the Wright Companies and others to build or supplement managed investment portfolios designed to address clients’ financial objectives.  Following is a brief description of the four Wright-managed mutual funds.

Wright Major Blue Chip Fund (WQCEX).  The fund invests primarily in larger companies on the Approved Wright Investment List (“AWIL”) which meet or exceed the fundamental standards of investment quality established by Wright, or are leaders in their industry, and which have a superior investment outlook.  The fund’s investment objective is long-term total return consisting of price appreciation plus income.  The fund’s benchmark is the S&P 500 index.

3

Wright Selected Blue Chip Fund (WSBEX).  The fund invests primarily in mid-cap companies on AWIL which meet or exceed the fundamental standards of investment quality established by Wright, or are leaders in their industry, and which have a superior investment outlook.  The fund’s investment objective is long-term total return consisting of price appreciation plus income.  The fund’s benchmark is the S&P 400 index.

Wright International Blue Chip Equities Fund (WIBCX).  The fund invests in well-established non-U.S. companies that meet strict quality standards.  The fund may purchase equity securities traded on foreign exchanges or traded in the U.S. through American Depository Receipts (ADRs).  The fund’s investment objective is long-term total return consisting of price appreciation plus income.  The fund’s benchmark is the MSCI Developed World ex-U.S. Index.

Wright Current Income Fund (WCIFX).  The fund invests in mortgage pass-through securities of the Government National Mortgage Association (GNMA) and may invest in other debt obligations issued or guaranteed by the U.S. government or any of its agencies. The fund’s investment objective is a high level of current income consistent with moderate fluctuations of principle.  The fund’s benchmark is the Barclay’s GNMA index.

Research Products

Winthrop, doing business as Wright Investors’ Service, was originally founded as a research organization in 1960.  Winthrop develops and publishes investment research reports on over 35,000 companies worldwide along with its established investment commentaries on the economy and investment markets. The main components of Winthrop’s research products consist of fundamental company data and the proprietary Wright Quality Ratings®.  The Winthrop developed research products are marketed primarily to institutional investors.  These reports are primarily distributed through investment industry distributors such as Thomson Reuters, CapitalIQ and FactSet Research Systems, and to Winthrop’s own investment management clients.

The primary investment research products provided for sale and distribution by Winthrop to investors are:

1.  Wright Reports. A comprehensive research report with up to ten years of fundamental information that is presented in a consistent (i.e. unified) format for over 35,000 companies in 63 countries.

2.  One-Page Report.  A concise company specific single page report with up to ten years of history that contains valuation ratios, earnings and dividends.

3.  Wright Industry Averages Reports.  Consolidated reports prepared on a Global and Regional basis for a select number of industries.  Data for the companies that comprise the industry composites are extracted from the Wright Reports’ data files for the underlying companies.

4.  CorporateInformation.com. An online commercial website which offers subscription access to the entire universe of Wright Reports. A single company report can also be purchased on the website.

5.  Wright Fiduciary Lists.  Winthrop produces and markets, as part of Winthrop’s Research Service, the AWIL and Supplemental List.  AWIL consists of those domestic and international companies that meet Wright’s investment quality standards.  The Supplemental List contains other domestic and international companies that are fiduciary grade but fail to meet certain of Wright’s AWIL standards.  The research package, in addition to the fiduciary lists, includes economic and investment market reports plus access to the universe of companies contained in CorporateInformation.com. Also included is Winthrop’s concise One-Page Report.

 6. Wright FIRST Investment Research Service. Winthrop offers WrightFIRST as a valuable financial management service to Portfolio, Trust and Investment Professionals. WrightFIRST is uniquely designed to facilitate portfolio management, support compliance and regulatory reporting, and enhance business development and client servicing.

4

Competition

The investment advisory, investment management and investment research industries are highly competitive. There are few barriers to entry for new firms, and consolidation within the industry continues to alter the competitive landscape. We continuously encounter competitors in the marketplace who offer similar investment strategies and services. Although no one company dominates the asset management industry, many companies are larger, better known and have greater resources than we do.  We compete with a large number of global and U.S. investment advisers, commercial banks, broker/dealers, insurance companies and other financial institutions. Many of our competitors offer more investment strategies and services than we do and have substantially greater assets under management.

We compete primarily on the basis of investment philosophy, investment performance, range of investment strategies and features, reputation, quality of client service, fees charged, the level and type of compensation offered to key employees, and the manner in which investment strategies are marketed. We believe that our investment style, investment strategies, and distribution channels enable us to compete effectively in our industry. While we believe we will continue to be successful in growing our assets under management (“AUM”), it may be necessary to expend additional resources to compete effectively. Our competitive success will depend upon our ability to develop and market investment strategies, adopt or develop new technologies, and continue to expand our relationships with existing clients and attract new clients. Our ability to compete also depends on our ability to attract and retain key employees while managing our compensation and other costs.

Customers

Our investment advisory client base consists of a large number of geographically diverse clients across many industries. We provide investment management services to a broad range of clients, including mutual funds, retirement plans, public pension funds, endowments, foundations, financial institutions and high net worth individuals. We strive to expand our client base by attracting new clients and earning additional business from our existing clients. As of December 31, 2017, no single client’s assets managed by us represented more than 10% of our AUM.

Our client base for research services consists of individuals and companies who access our reports through various distributors or through our own website, www.corporateinformation.com. For the year ended December 31, 2017, approximately 63% of our research revenue has been derived from Thomson Reuters.

 Intellectual Property

We maintain a number of trademarks, copyrights, trade secrets and licenses to intellectual property owned by others.  Our trademarks relate to our company names and certain products we provide and expire at various dates ranging from 2018 to 2028.  Although in aggregate our intellectual property is important to our operations, we do not consider any single trademark, copyright, trade secret or license to be of material importance to any segment or to our business as a whole.

5

Governmental Regulations

Our business is subject to various federal and state laws and regulations.  Under these laws and regulations, agencies that regulate investment advisers have broad administrative powers, including the power to limit, restrict or prohibit an investment adviser from carrying on its business in the event the adviser fails to comply with such laws and regulations. Possible sanctions that may be imposed include civil and criminal liability, the suspension of individual employees, limitations on engaging in certain lines of business for specified periods of time, revocation of investment adviser and other registrations, censures and fines.

Each of Winthrop, Wright and WPAM is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). As SEC registered investment advisers, Winthrop, Wright and WPAM are subject to the requirements of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), the SEC’s regulations thereunder, and examination by the SEC. Requirements relate to, among other things, fiduciary duties to clients, engaging in transactions with clients, disclosure obligations, record keeping and reporting obligations, and general anti-fraud prohibitions. Moreover, in Wright’s role as the investment advisor to mutual funds, Wright is subject to the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), the SEC’s regulations thereunder, and examination by the SEC.    The Investment Company Act regulates the relationship between a mutual fund and its investment adviser and imposes obligations, including detailed operational requirements for both the funds and their advisers, which are in addition to those imposed by the Investment Advisers Act.   Additionally, an investment adviser’s advisory agreement with a registered fund may be terminated by the fund on not more than 60 days’ notice, and is subject to renewal annually by the fund’s board after an initial two-year term.

Under the Investment Advisers Act, investment advisory agreements may not be assigned without the client’s consent. Under the Investment Company Act, investment advisory agreements with registered funds, such as the funds that Wright advises, terminate automatically upon assignment. The term “assignment” is broadly defined and includes direct assignment as well as assignments that may be deemed to occur, under certain circumstances, upon the transfer, directly or indirectly, of a controlling interest in Wright.  The SEC is authorized to institute proceedings and impose sanctions for violations of the Investment Advisers Act and the Investment Company Act, ranging from fines and censures to termination of an investment adviser’s registration. The failure of the Wright Companies, or the registered funds for which Wright serves as the investment adviser, to comply with the requirements of the SEC could have a material adverse effect on us.

To the extent that any of the Wright Companies is a “fiduciary” under the Employment Retirement Act of 1974, as amended (“ERISA”) with respect to benefit plan clients, it is subject to the requirements of ERISA, and to regulations promulgated by the U.S. Department of Labor thereunder. ERISA and applicable provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), impose certain duties on persons who are fiduciaries under ERISA, prohibit certain transactions involving ERISA plan clients, and provide monetary penalties for violations of these prohibitions. Failure to comply with these requirements could have a material adverse effect on our business.

Our subsidiary, WISDI is registered as a broker/dealer with the SEC and is a member of FINRA.  As a registered broker/dealer, WISDI is subject to the regulation by the SEC.  However, much of the regulation of broker/dealers has been delegated to self-regulatory organizations, primarily FINRA.  These self-regulatory organizations adopt rules, subject to approval by the SEC, which govern their members and conduct periodic examinations of member firms’ operations.  Broker/dealers are also subject to regulation by state securities commissions in the states in which they are registered.

Our trading activities for client accounts are regulated under the Exchange Act, as well as the rules of various U.S. and non-U.S. securities exchanges and self-regulatory organizations, including laws governing trading on inside information, market manipulation and a broad number of trading requirements (e.g., volume limitations and reporting obligations) and market regulation policies in the United States and abroad.

The preceding descriptions of the regulatory and statutory provisions applicable to us are not complete and are qualified in their entirety by reference to their respective statutory or regulatory provisions.

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Regulatory Reform

On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “DFA”) was signed into law in the United States. The DFA is expansive in scope and requires the adoption of extensive regulations and numerous regulatory decisions in order to be implemented. The ultimate adoption of these regulations and decisions will determine the impact of the DFA on us. It is difficult to predict the ultimate effects that the DFA, or subsequent implementing regulations and decisions, will have upon our business and results of operations. The DFA and its regulations, other new laws or regulations, changes in rules promulgated by either the SEC or federal and state regulatory authorities or self-regulatory bodies, or changes in the interpretation or enforcement of existing laws and rules could materially and adversely impact the scope or profitability or our business.

Employees

At December 31, 2017, Winthrop employed 26 full-time employees, including 10 investment management, research and trading professionals, 9 marketing and client service professionals and 7 operations and business management professionals. None of our employees are subject to any collective bargaining agreements.

The Company employed a total of 4 employees at the corporate level as of December 31, 2017, of which all were full-time employees.

Connecticut Property

The Company has interests in land and certain flowage rights in undeveloped property in Killingly, Connecticut with a carrying value of approximately $355,000 which is reflected in the consolidated balance sheets and, which management believes approximates fair value.

Item 1A.  Risk Factors.

Risks Related to our Business

As an investment management firm, risk is an inherent part of our business.  Global markets, by their nature, are prone to uncertainty and subject participants to a variety of risks.  Our business, financial condition, operating results or non-operating results could be materially adversely affected, or our stock price could decline as a result of any of the following risks:

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Risks Relating to Wright’s Business and Competition

Our business revenue is dependent on fees earned from the management of client accounts and the distribution of financial and research products and services.

A significant portion of our revenues is derived from fees generated from the investment management of client accounts.  Client account terminations or increased investor redemptions would reduce the level of fees collected from the investment management services we provide.  Investment management fees received may also decline over time due to factors such as: increased competition, renegotiation of investment advisory agreements and the introduction of new, lower-priced investment products and services.  Changes in account market values or in the fee structure of asset management accounts could negatively affect our revenues and our business and financial condition.  Asset management fees are typically based on the level of assets under management, which in turn are affected by the net inflows and outflows of client funds and changes in the market values of securities held.  Below average investment performance could result in a loss of managed accounts (and associated fee revenue) and make it more difficult to attract new clients, thus further affecting our business and financial condition.  Additionally, in periods of market declines, the level of assets under management may correspondingly decline, resulting in lower fee revenue.

A portion of our revenues is derived from the distribution of financial products, such as mutual funds.  Changes in the investment performance, structure or amount of the fees paid by the sponsors of these products could directly affect our revenue and our business and financial condition.  Poor service or performance of the financial products that we offer or competitive pressures on pricing of such services or products may result in the loss of accounts and related revenue.  We must also monitor the pricing of our services and financial products in relation to our competitors.  On a periodic basis there may be a need to adjust our fee structure in order to remain competitive.  Competition from other financial services firms could adversely impact our business.  The decrease in revenue that could result from any of the events described in this paragraph could have a material adverse effect on our business.  Effective October 1, 2017, the Boards of Trustees of The Wright Mutual Funds approved the elimination of the Rule 12b-1Distribution Plan and shareholder services fee applicable to each Fund. As a result, The Wright Mutual Fund shareholders will no longer pay a 12b-1 fee or shareholder services fee.

Revenues are also derived from the distribution of investment research directly and through several third parties who act as distributors of such research content.  The fees paid by the end client are divided between Winthrop and the distributor.  Existing agreements in place with third party distributors, primarily Thomson Reuters, allow for the renegotiation of the revenue split, which could result in a decline in revenue to Winthrop.  See “Management’s Discussion and Analysis- Revenue- Revenue from Financial research and related data.”  The underlying data we utilize to produce our financial research and related data is primarily obtained from a third-party, Worldscope/Disclosure LLC (“Worldscope”), which is owned by Thomson Reuters, which was at no cost to us through August 2014.  The Company concluded negotiations with Thomson Reuters in July 2014 and commenced paying for the updates in August 2014 at the most favored vendor rate.  The agreement expires in 2024.

Our investment advisory contracts may be terminated or may not be renewed by clients, and clients may withdraw assets from our management.

Separate account clients may terminate their investment advisory contracts with the Wright Companies or withdraw funds on short notice and investors in Wright’s mutual funds may withdraw on a daily basis.  The Wright Companies have, from time to time, lost separate accounts and could, in the future, lose accounts or significant assets due to various circumstances, such as adverse market conditions or poor performance.

Additionally, Wright manages its U.S. mutual funds under investment advisory agreements with the funds that must be renewed and approved by the funds’ boards of trustees annually after an initial two-year term.  A majority of the trustees of each such fund’s board of trustees are independent from us.  Consequently, there can be no assurance that the board of trustees of each fund managed by Wright will approve the fund’s investment advisory agreement each year, or will not condition its approval on the terms of the investment advisory agreement being revised in a way that is adverse to Wright.

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We rely on outsourced service providers to perform key functions.

We rely on outsourced service providers to perform certain key technology, processing support and administrative functions.  If we need to replace any of these service providers, we believe we have the resources to make such transitions with minimal disruption; however, it is difficult to accurately predict the expense and time that would be required

We may be exposed to litigation and reputational risks due to misconduct or errors by our employees or advisors.

Many aspects of our business involve substantial liability risks, arising from our normal course of operations. Risks associated with potential litigation are often difficult to assess or quantify.  The existence and magnitude of potential claims often remain unknown for significant periods of time.  We cannot dismiss the possibility of misconduct and errors committed by our employees and advisors.  Precautions that we take to prevent and detect these activities may not be effective in all cases.  There is also the possibility that employees may not fully understand our clients’ needs or risk tolerances.  Such failures, for example, may result in the recommendation or purchase of a portfolio of assets that is not suitable for the client.  To the extent we fail to know a client’s objectives or improperly advise it, we could be found liable for losses or unrealized gains anticipated by the client.  Such occurrences could harm our reputation and profitability and result in financial loss (some or all of which is not covered by insurance policies).  When clients retain us to manage assets or provide products or services on their behalf, they often specify guidelines or contractual requirements that we are required to observe in the provision of our services.  A failure to comply with these guidelines or contractual requirements could result in damage to our reputation or in our clients seeking to recover losses, withdrawing their assets or terminating their contracts with us, any of which could cause Wright’s revenues and earnings to decline. Misconduct and errors by our employees and our advisors could potentially result in legal violations by us, regulatory sanctions and serious reputational and/or financial harm.  There cannot be complete assurance that misconduct and errors by our employees and advisors will not result in a material adverse effect on our business.

Maintaining our reputation is critical to the maintenance and acquisition of clients, fund investors and employees.  Failure or perception of failure in dealing with reputational issues could seriously harm our business prospects.  These issues include, but are not limited to, potential conflicts of interest, legal and regulatory requirements, ethical issues, money-laundering, privacy, record-keeping, sales and trading practices, and the proper identification of the legal, reputational, credit, liquidity, and market risks inherent in our products.  Any negative publicity that may arise from any of such issues may also result in diminished business prospects.

Our risk management policies and procedures may leave us exposed to unidentified or unanticipated risks, including risks from conflicts of interest.

We manage, monitor and control our operational, legal and regulatory risk through operational and compliance reporting systems, internal controls, management review processes and other mechanisms.  There can, however, be no assurance that our procedures will be completely effective. Furthermore, our risk management methods may not effectively predict future risk exposures, which could be significantly greater than in the past.  A failure to adequately manage our growth, or to effectively manage our risk, could materially and adversely affect our business and financial condition.

9

Our risk management processes include procedures and controls, currently in place, to address conflicts of interest that may arise in our business.  The failure, real or perceived, to adequately address conflicts of interest could affect our reputation, the willingness of clients to transact business with us and/or give rise to litigation or regulatory actions.  There can be no assurance that conflicts of interest that may arise will not cause material harm.

Inadequacy or disruption of our disaster recovery plans and procedures in the event of a catastrophe could adversely affect our business.

Our principal operations are located in Greenwich Connecticut.  While we have a business continuity and disaster recovery plan, our operations could be adversely affected by hurricanes, snowstorms or other serious weather conditions, breach of security, loss of power, telecommunications failures, terrorist or other natural or man-made events that could affect the processing of transactions, communications and the ability of our associates to work effectively in our offices or elsewhere.  A catastrophic event could have a direct material adverse effect on our business by adversely affecting our employees or facilities, or an indirect impact on our business by adversely affecting the financial markets or the overall economy.  If our business continuity and disaster recovery plans and procedures were disrupted or unsuccessful in the event of a catastrophe, we could experience a material adverse interruption of our operations.

Our businesses depend on technology.

Our businesses rely extensively on electronic data processing and communications systems.  The effective use of technology increases efficiency and enables the firm to reduce costs while providing service to our clients.  Adapting or developing our technology systems to meet new regulatory requirements, client needs, and competitive threats is critical for our business.  Introducing technological upgrades can be challenging, and there are significant technical and financial costs and risks related to the development or adoption of new technology, including that we may be unable to use new technologies effectively or modify our applications to meet changing industry standards.

Our continued success will depend, in part, upon our ability to successfully maintain and upgrade the capability of our systems.  Our technology systems must keep pace with the needs of our clients and we must maintain a work environment that will allow us to attract and retain skilled information technology professionals.  Failure of our systems, which could result from events beyond our control, or an inability to effectively upgrade those systems or implement new technology-driven products or services, could result in financial losses, liability to clients and damage to our reputation.

Our operations rely on the secure processing, storage and transmission of confidential and other information.  While we take protective measures and endeavor to modify our systems as circumstances warrant, the computer systems, software and networks may be vulnerable to human error, natural disasters, power loss, spam attacks, unauthorized access, distributed denial of service (“DDOS”) attacks, computer viruses and other malicious code and other disruptive events that could impact security and/or continuity of service.  The occurrence of one or more of these events could compromise our own or our clients’ or counterparties’ confidential and other information processed, stored in and transmitted through our computer systems and networks.  It is also possible that these occurrences could cause interruptions or malfunctions in our own, our clients’, our counterparties’ or third parties’ operations or systems.  We may need to expend significant resources to analyze and strengthen our protective systems and safeguards against existing and developing threats.  Additionally we may be subject to litigation and financial loss some or all of which is not covered by insurance policies as a result of one or more of these events.

10

Growth of our business could increase our costs and subject us to regulatory risks.

We may incur significant expenses related to the organic growth of our existing businesses or due to the integration of strategic acquisitions or investments that might arise from time to time.  Our overall profitability would be negatively affected if the expenditures associated with such growth do not generate sufficient revenue to offset these costs.

Organizational growth may also create a need for additional compliance, documentation, risk management and internal control procedures.  We may need to hire additional personnel to monitor such procedures.  If our personnel or such procedures are not adequate to appropriately monitor business growth, we could be exposed to a material loss or possible regulatory sanctions.

We face intense competition.

We are engaged in a highly competitive industry.  We compete on the basis of a number of factors, including the ability of our investment professionals and associates to perform, the quality of our products and services, and our reputation in various markets.  To remain competitive, our future success also depends in part on our ability to develop and enhance our products and services.  Additionally, the adoption of new internet, networking and telecommunication technologies could require us to incur substantial expenditures to enhance or adapt our products, services or infrastructure.  An inability to develop new products and services, or enhance existing offerings, could have a material adverse effect on profitability.

Over time there has been substantial consolidation and convergence among companies in the financial services industry which has significantly increased the capital base and geographic reach of our competitors.  Our ability to develop and retain our client base depends on the reputation, judgment, business generation capabilities and skills of our employees.  Competition for personnel within the financial services industry is intense.  There can be no assurance that we will be successful in our efforts to recruit and retain required personnel.  As competition for skilled professionals in the industry increases, we may have to devote significantly more resources to attract and retain qualified personnel.  This investment could have an adverse effect on our profitability, liquidity and financial condition.  Additionally, our success is dependent in large part upon the services of several senior executives.  If any of our senior executives should terminate their employment and we are unable to find suitable replacements promptly, our business and operational results may be detrimentally impacted.

Legal and Regulatory Risks

Failure to comply with capital requirements could subject us to suspension, revocation or fines by the SEC, FINRA or other regulators.

Our subsidiary, WISDI, is registered as a broker-dealer under the Exchange Act and is subject to regulation by FINRA, the SEC and various state agencies.  Among other regulations, WISDI is subject to the SEC’s net capital rule, which requires a broker-dealer to maintain a minimum level of net capital.  The particular level varies depending upon the nature of the activity undertaken by a firm.  At December 31, 2017, WISDI exceeded its minimum net capital requirement.  The net capital rule is designed to enforce minimum standards regarding the general financial condition and liquidity of a broker-dealer.  In computing net capital, various adjustments are made to net worth which excludes assets not readily convertible into cash.  The rule also requires that certain assets, such as a broker-dealer’s position in securities, be valued in a conservative manner to avoid over-inflation of the broker-dealer’s net capital.  A significant operating loss or any charge against net capital could adversely affect the ability of our broker-dealer to expand, or depending on the magnitude of the loss or charge, maintain its then present level of business.  FINRA may enter the offices of a broker-dealer at any time, without notice, and calculate the firm’s net capital.  If the calculation reveals a net capital deficiency, FINRA may immediately restrict or suspend some or all of the broker-dealer’s activities.  Our broker-dealer subsidiary may not be able to maintain adequate net capital, or its net capital may fall below requirements established by the SEC and subject us to disciplinary action in the form of fines, censure, suspension, expulsion or the termination of business altogether.  Under certain circumstances, the net capital rule may limit our ability to make withdrawals of capital and receive dividends from WISDI.

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We operate in a highly regulated industry and our failure to comply with regulatory requirements could subject us to penalties and sanctions which could adversely affect our business and financial condition.

The securities industry is subject to extensive regulation.  Investment advisors and broker-dealers are subject to regulations covering all aspects of the securities business including, but not limited to, sales and trading methods, use and safekeeping of customers’ funds and securities, anti-money laundering efforts, record keeping and the conduct of directors, officers and employees.  If laws or regulations are violated, we could be subject to one or more of the following: civil liability, criminal liability, sanctions which could include the revocation of our subsidiaries’ investment adviser and broker-dealer registrations, the revocation of employee licenses, censures, fines or a temporary suspension or permanent bar from conducting business.  Even if laws or regulations are not violated, the applicable regulatory and self-regulatory agencies (such as the SEC and FINRA) may investigate possible violations, which could divert management and monetary resources.  Any of those events could have a material adverse effect on our business, financial condition and prospects.

Changes in federal, state or foreign tax laws, or the interpretation or enforcement of existing laws and regulations, could adversely impact operational results.  Regulatory actions brought against us may result in judgments, settlements, fines, penalties or other liabilities and could lead to litigation by our clients.  These occurrences could have a material adverse effect on our business, financial condition and results of operation or cause us serious reputational harm.

Changes in regulations resulting from either the Dodd-Frank Act or any new regulations may adversely affect our business.

Significant developments in the investment markets and economy over the past several years have led to new legislation and numerous proposals for changes in the regulation of the financial services industry.  These proposals include the implementation of substantial additional legislation and regulatory controls in the U.S. and abroad.  The Dodd-Frank Act enacted sweeping changes in the supervision and regulation of the financial services industry.  These changes were designed to provide for greater oversight of financial industry participants, reduce risk in banking practices and in securities and derivatives trading, enhance public company corporate governance practices and executive compensation disclosures, and provide for greater protection of individual consumers and investors.  Certain elements of the Dodd-Frank Act became effective immediately in 2010, while the details of many of the other provisions are subject to additional study and final rule writing by various regulatory agencies.  The ultimate impact that the Dodd-Frank Act will have on the Wright Companies, the financial industry and the economy cannot be known until all such rules and regulations called for under the Dodd-Frank Act have been finalized and implemented.

The Dodd-Frank Act may impact the manner in which we market our products and services, manage our business and its operations and interact with regulators.  The provisions of this Act when fully implemented could materially impact our results of operations, financial condition and liquidity.  The Dodd-Frank Act and other new laws and regulations can be expected to place greater compliance and administrative burdens on the Wright Companies, which likely would increase our expenses without increasing revenues and could adversely impact our business operations.  In addition, new regulations could require the Wright funds to reduce the level of certain mutual fund fees paid to Wright or WISDI or require us to bear additional expenses, which would affect our operating results.  Further, adverse results of regulatory investigations of mutual fund, investment advisory and financial services firms could tarnish the reputation of the financial services industry generally and mutual funds and investment advisers more specifically, causing investors to avoid further fund investments or redeem their account balances. Redemptions would decrease the assets under management by the Wright Companies, which would reduce our advisory revenues and net income.

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Failure to comply with restrictions imposed under ERISA and Internal Revenue Code with respect to certain plans could result in penalties against us.

To the extent that a client is an employee benefit plan that is subject to the fiduciary requirements of Title I of ERISA or a plan or individual retirement account (IRA) that is subject to Section 4975 of the Internal Revenue Code we are subject to the requirements and restrictions imposed by such laws. In particular, to the extent that we act as a fiduciary to such benefit plans and IRAs, we must perform our fiduciary duties for them in accordance with the strict requirements of ERISA and the Internal Revenue Code and must avoid certain transactions that are prohibited under those laws. Our failure to comply with these requirements could subject us to significant liabilities and excise taxes that could have a material adverse effect on our business.

The soundness of other financial institutions and intermediaries could adversely affect us.

We face the risk of operational failure, termination or capacity constraints of any of the broker-dealers or other financial intermediaries that we use to facilitate our securities transactions or that maintain custody of our clients’ assets.  As a result of the consolidation over the years by financial intermediaries, our reliance on certain financial institutions has increased.  This increased dependence could impair our ability to locate adequate and cost-effective alternatives should the need arise.  The failure, termination or constraints imposed by these intermediaries could adversely affect our ability to execute transactions, service our clients and manage our risk exposure.

Our ability to engage in routine trading and funding transactions could be adversely affected by the actions and commercial soundness of other financial institutions.  Most financial services institutions are interrelated as a result of trading, clearing, funding, counterparty or other relationships. We have exposure to many investment industry counterparties, through which we routinely execute transactions.  These counterparties include: brokers and dealers, commercial banks, mutual funds and others.  Consequently, defaults, rumors or disparaging questions about the financial condition of, one or more financial services institutions, or the financial services industry generally, could lead to losses or defaults by us or related institutions. Many of these transactions expose us to credit risk in the event of default or acquisition of our counterparties or clients.

Risks Related to the Company

Risks Related to Strategic Acquisitions and the Integration of Acquired Operations for Wright Holdings

We may be unable to successfully integrate additional acquired businesses into our existing business and operations, which may adversely affect our cash flows, liquidity and results of operations.

The Company may acquire interests in one or more operating businesses in the asset management space that it believes will be synergistic with Winthrop.  This strategy may not be effective, and failure to successfully develop and implement this strategy may decrease earnings and harm the Company’s competitive position in the investment management industry.  We may not be able to find suitable businesses to acquire at acceptable prices, and we may not be able to successfully integrate or realize the intended benefits from any such acquisitions.  In addition, we may issue our stock as consideration for such acquisitions, which could cause the market price for our common stock to decline.

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We may be adversely affected if the firms we acquire do not perform as expected.

Even if we successfully complete acquisitions in the asset management space and successfully integrate the acquired businesses, we may be adversely affected if the acquired firms do not perform as expected.  The firms we acquire may perform below expectations after the acquisition for various reasons, including the loss of key clients, employees and/or financial advisors after the acquisition closing, general economic factors, the cultural incompatibility of an acquired firm’s management team with us and legislative or regulatory changes that affect the products in which a firm specializes.  The failure of firms to perform as expected at the time of acquisition may have an adverse effect on our earnings and revenue growth rates, and may result in impairment charges and/or generate losses or charges to earnings.

We face numerous risks and uncertainties as we expand our business.

We may seek to expand our business through strategic acquisitions.  As we expand our business, there can be no assurance that our financial controls, the level and knowledge of our personnel, our operational abilities, our legal and compliance controls and our other corporate support systems will be adequate to manage our business and our growth.  The ineffectiveness of any of these controls or systems could adversely affect our business and prospects.  In addition, as we acquire new businesses, we face numerous risks and uncertainties integrating their controls and systems into ours, including financial controls, accounting and data processing systems, management controls and other operations.  A failure to integrate these systems and controls, and inefficient integration of these systems and controls, could adversely affect our business, cash flows and results of operations.

Risks Related to Owning Wright Holdings Stock

A large portion of our common stock is held by a small group of large shareholders.  Future sales of our common stock in the public market by the Company or its large stockholders could adversely affect the trading price of our common stock.

As of December 31, 2017, Bedford Oak Advisors, LLC and GAMCO Investors, Inc. beneficially owned 26.3% and 10.15% of the Company’s common stock, respectively.  Bedford Oak Advisors, LLC is controlled by Mr. Harvey P. Eisen, the Company’s Chairman and Chief Executive Officer.  Mr. Eisen beneficially owned at such date an aggregate of 27.24% of the Company’s common stock, which percentage  includes the 26.3% beneficially owned by Bedford Oak Advisors, LLC.  The Company has entered into Investor Rights Agreements with former Winthrop stockholders that received shares of our common stock in connection with the Winthrop transaction.  The Investor Rights Agreement is a registration rights agreement, which include both customary demand and “piggyback” registration provisions, allow the respective stockholders to cause us to file one or more registration statements for the resale of their respective shares of the Company’s common stock and cooperate in certain underwritten offerings.  Sales by us or our large stockholders of a substantial number of shares of our common stock in the public market pursuant to registration rights or otherwise, or the perception that these sales might occur, could cause the market price of our common stock to decline.

Our common stock is thinly traded, which can cause volatility in its price.

Our stock is thinly traded due to our small market capitalization and the high level of ownership of our common stock by a small group of shareholders.  Thinly traded stock can be more susceptible to market volatility.  This market volatility could significantly affect the market price of our common stock without regard to our operating performance.

14

Possible additional issuances of our stock will cause dilution.

At December 31, 2017, we had outstanding 19,146,795 shares of our common stock, which includes 11,710 Restricted Stock Units (“RSUs”) which became fully vested without restrictions on sale in February 2016., In addition, there are options to purchase a total of 550,000 shares of common stock, of which 483,334 are exercisable.  In addition, there are 200,000 RSUs of which 133,332 were vested at December 31, 2017. We are authorized to issue up to 30,000,000 shares of common stock and are therefore able to issue additional shares without being required under corporate law to obtain shareholder approval.  If we issue additional shares, or if our existing shareholders exercise their outstanding options, our other shareholders may find their holdings drastically diluted, which if it occurs, means they would own a smaller percentage of our Company.

We have agreed to restrictions and adopted policies that could have possible anti-takeover effects and reduce the value of our stock.

Several provisions of our Certificate of Incorporation and Bylaws could deter or delay unsolicited changes in control of the Company.  These include provisions limiting the stockholders’ powers to amend the Bylaws and to remove directors; prohibiting the stockholders from increasing the size of the Board of Directors or from filling vacancies on the Board of Directors (unless there are no directors then in office); and prohibiting stockholders from calling special meetings of stockholders or acting by written consent instead of at a meeting of stockholders.  Our Board of Directors has the authority, without further action by the stockholders, to fix the rights and preferences of and issue preferred stock.  These provisions and others that could be adopted in the future could deter unsolicited takeovers or delay or prevent changes in control or management of the Company including transactions in which stockholders might otherwise receive a premium for their shares over the then current market prices.  These provisions may limit the ability of stockholders to approve transactions that they may deem to be in their best interests.

Item 1B.  Unresolved Staff Comments.

None.

Item 2.  Properties.

In August 2014, the Company entered into a five-year sublease in Greenwich, Connecticut for 10,000 square feet.  The current annual rent for the new sublease, which expires on September 30, 2019 is $230,000, subject to 3% annual increases.

Item 3.  Legal Proceedings.

On September 26, 2014, the Connecticut Department of Energy and Environmental Protection (“DEEP”) issued two Orders requiring the investigation and repair of two dams in which the Company and its subsidiaries have certain ownership interests.  The first Order requires that the Company investigate and make specified repairs to the ACME Pond Dam located in Killingly, Connecticut.  The second Order, as subsequently revised by DEEP on October 10, 2014, requires that the Company investigate and make specified repairs to the Killingly Pond Dam located in Killingly, Connecticut.  The Company has administratively appealed and contested the allegations in both Orders.  On July 27, 2017, the Company entered into a Consent Order with the DEEP relative to Killingly Pond Dam. The consent order requires the Company to continue to perform routine maintenance and administrative procedures, the cost of which is not material to the Company’s financial position or results of operations. As the administrative appeal of the Order relative to ACME Pond Dam remains pending, it is not possible at this time to evaluate the likelihood of, or to estimate the range of loss from, an unfavorable outcome.

 Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides, generally, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except actions by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A corporation may similarly indemnify such person for expenses actually and reasonably incurred by such person in connection with the defense or settlement of any action or suit by or in the right of the corporation, provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, in the case of claims, issues and matters as to which such person shall have been adjudged liable to the corporation, provided that a court shall have determined, upon application, that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

15

The Company’s certificate of incorporation and bylaws provide that, subject to limited exceptions and requirements, the Company is required to indemnify its directors and officers, and each person serving at the request of the Company as a director, officer, incorporator, partner, manager or trustee of another entity, to the fullest extent permitted by the DGCL.  The Company’s bylaws also provide that, subject to limited exceptions and requirements, the Company is required to advance to such persons expenses (including attorney’s fees) incurred by them in defending and preparing for the defense of any proceeding or investigation in respect of which indemnification may be available.

Section 102(b)(7) of the DGCL provides, generally, that the certificate of incorporation of a corporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of Title 8 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. No such provision may eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision became effective.  The Company’s certificate of incorporation contains such a provision limiting the personal liability of the Company’s directors to the extent permitted by the DGCL.

Item 4.  Mine Safety Disclosures

None.

PART II

Item 5.  Market for the Registrant’s Common Equity and Related Stockholder Matters.

The following table presents the high and low bid and asked prices for the Company’s common stock for 2017 and 2016.  The Company’s common stock, $0.01 par value, is quoted on the OTC Pink Sheets.  Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	Quarter	High	Low

2017	First	$0.95	$0.50
	Second	$0.75	$0.60
	Third	$0.60	$0.21
	Fourth	$0.68	$0.36

2016	First	$1.99	$1.29
	Second	$1.45	$1.10
	Third	$1.17	$0.68
	Fourth	$0.80	$0.50

The number of stockholders of record of the Company’s common stock as of March 5, 2018 was 744 and the closing price on the OTC Pink Sheets of such common stock on that date was $0.46 per share.

The Company did not declare or pay any cash dividends on its common stock in 2017 or 2016. The Company currently intends to retain future earnings to finance the growth and development of its business and does not intend to pay cash dividends in the foreseeable future.

Issuer Purchases of Equity Securities

The Board of Directors authorized the Company to repurchase up to 5,000,000 outstanding shares of common stock from time to time either in open market or privately negotiated transactions. At December 31, 2017 and 2016, the Company had repurchased an aggregate of 2,041,971 shares of its common stock and a total of 2,778,029 shares, remained available for repurchase at December 31, 2017 and 2016, respectively, pursuant to the 5,000,000 shares repurchase plans.  The Company did not repurchase any common stock during the year ended December 31, 2017.  The Company repurchased 250,000 shares of common stock during the year ended December 31, 2016.

Item 6.  Selected Financial Data.

Not required.

16

Item 7.   Management’s Discussion and Analysis of Financial Condition and Results of Operations.

General Overview

Substantially all of the Company’s business operations are carried out through Winthrop and its subsidiaries, the Wright Companies.  Winthrop, offers investment management services, financial advisory services and investment research to large and small investors, both taxable and tax exempt.  For more than 50 years, the Wright Companies have assisted institutions, plan sponsors, bank trust departments, trust companies and individual investors in achieving their financial objectives.  The management approach is to invest assets prudently by balancing risk and return.

Investments

Investment in undeveloped lands

The Company owns certain non-strategic assets, including an investment and interests in land and flowage rights in undeveloped property in Killingly, Connecticut.

The Company monitors this investment for impairment by considering current factors, including the economic environment, market conditions, operational performance and other specific factors relating to the business underlying the investment, and records impairments in carrying values when necessary.

17

Management discussion of critical accounting policies

The following discussion and analysis of the financial condition and results of operations are based on the consolidated financial statements and notes to consolidated financial statements contained in this report that have been prepared in accordance with the rules and regulations of the SEC and include all the disclosures normally required in annual consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates that affect the reported amounts of assets, liabilities, sales and expenses, and related disclosures of contingent assets and liabilities. We base these estimates on historical results and various other assumptions believed to be reasonable, all of which form the basis for making estimates concerning the carrying values of assets and liabilities that are not readily available from other sources. Actual results may differ from these estimates.

Certain of our accounting policies require higher degrees of judgment than others in their application.  These include stock based compensation and accounting for income taxes which are summarized below.

Employees’ stock-based compensation.

Stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is generally the vesting period. The valuation provisions of ASC 718 apply to new grants and to grants that were outstanding as of the effective date of ASC 718 and are subsequently modified. See Note 11 to the Consolidated Financial Statements for further information regarding our stock-based compensation assumptions and expense.

Income taxes

Income taxes are provided for based on the asset and liability method of accounting. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.  Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 A valuation allowance is provided when it is more likely than not that some portion of deferred tax assets will not be realized. The valuation allowance (decreased) / increased by approximately $(3,485,000) and $712,000 respectively, during the years ended December 31, 2017 and 2016. The decrease in the valuation allowance during the year ended December 31, 2017 was mainly due to a change in the corporate income tax rate per The Tax Cuts and Jobs Act (the “Act”). The increase in the valuation allowance during the year ended December 31, 2016 was mainly due to an increase of the net operating loss carryforward and other deferred tax assets.

Intangible Assets

Intangible assets, which were recorded in connection with the acquisition of Winthrop, are amortized over their estimated useful lives, on a straight-line basis. Intangible assets subject to amortization are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company assesses the recoverability of its intangible assets by determining whether the unamortized balance can be recovered over the assets’ remaining life through undiscounted forecasted cash flows. If undiscounted forecasted cash flows indicate that the unamortized amounts will not be recovered, an adjustment will be made to reduce such amounts to fair value determined based on forecasted future cash flows discounted at a rate commensurate with the risk associated with achieving such cash flows. Future cash flows are based on trends of historical performance and the Company’s estimate of future performance, giving consideration to existing and anticipated competitive and economic conditions.  No impairment of intangible assets was recognized at December 31, 2017 or 2016.

Goodwill

Goodwill, which was recorded in connection with the acquisition of Winthrop, is not subject to amortization and is tested for impairment annually on December 31, or more frequently if events or changes in circumstances indicate that the asset may be impaired. The impairment test consists of a comparison of the fair value of the reporting unit with its carrying amount, underlying goodwill. Fair value was calculated based upon future cash flows discounted at a rate commensurate with the risk involved, market based comparables and recent transactions within the financial services industry.  Future cash flows are based on projection of adjusted EBITDA of the operating segment. If the carrying amount of the reporting unit exceeds its fair value then an analysis will be performed to compare the implied fair value of goodwill with the carrying amount of goodwill. An impairment loss will be recognized in an amount equal to the excess of the carrying amount over the implied fair value. After an impairment loss is recognized, the adjusted carrying amount of goodwill is its new accounting basis.  No impairment of goodwill was recognized at  December 31, 2017 or 2016.  There were no changes in the carrying value of goodwill during 2017 or 2016.

18

Results of Operations

Year ended December 31, 2017 compared to the year ended December 31, 2016

For the year ended December 31, 2017, the Company had a loss from operations before income taxes of $1,386,000 compared to a loss from operations before income taxes of $2,078,000 for the year ended December 31, 2016.

The reduced loss of $692,000 was primarily the result of reduced Compensation and benefits of $381,000 and reduced Other operating expenses of $312,000, as well as a $294,000 Share of loss from  Investment in LLC recognized in 2016 (see Note 4 to the Consolidated Financial Statements).  These improvements were partially offset by reduced revenues of $299,000.  Included in operating loss for the years ended December 31, 2017 and 2016 are, respectively, the following; (i) amortization of intangibles of $397,000 and $629,000, and (ii) compensation expense of $108,000 and $119,000, respectively, related to RSU’s and stock options issued to Company employees, directors and advisors, respectively.

The Company’s management utilizes Adjusted EBITDA to measure performance of its operating segment.  See Note 15 to the Consolidated Financial Statements for Adjusted EBITDA of the operating segment and a reconciliation of Loss from operations before income taxes.

Assets Under Management (AUM)

Winthrop earns revenue primarily by charging fees based upon AUM.  At December 31, 2017 and 2016, AUM was $1.34 billion and $1.25 billion, respectively. For the year ended December 31, 2017 the Company had deposits of $90 million and increased market value of $168 million, offset by redemptions and withdrawals of $171 million.

Revenue

Winthrop markets its investment management products and services to plan sponsors, trade unions, endowments, corporations, state and local governments, municipalities and foundations.  The Winthrop products include equity, fixed income and balanced portfolios for various plan types, including defined benefit, annuity, self-directed and 401(k), health and welfare and education and training plans. In addition, Winthrop helps bank trust departments and trust companies satisfy part or all of their investment management functions.  Winthrop delivers fiduciary level investment management services to these institutions’ clients by providing active oversight of each account's asset allocation and security selection.  Its offerings include investment management solutions utilizing individual securities or mutual funds. Mutual fund models developed by Winthrop utilize a combination of Wright Mutual Funds as well as mutual funds from other investment managers.

WPAM offers programs to support high net worth investors and other individual investors.  WPAM manages a variety of accounts including: discretionary investment accounts, individual retirement accounts (IRAs), 401k plans and accounts for non-corporate fiduciaries, such as trustees, executors, guardians, personal representatives, attorneys and other professionals who are responsible for the assets of others and must manage those assets in accordance with the Prudent Investor Act.  This investment process, developed and monitored by the Wright Investment Committee, and related investment strategies, are utilized to address the objectives of WPAM clients.

Winthrop, through its WISDI affiliate, offers a diversified family of mutual funds. Wright Mutual Funds are utilized by the Wright Companies and others to build or supplement managed investment portfolios designed to address clients’ financial objectives.

Revenue from Investment Management Services was $2,213,000 for the year ended December 31, 2017 as compared to $2,240,000 for the year ended December 31, 2016. Within this category, Winthrop primarily bills clients based on AUM values as of calendar quarters.  Revenues are primarily from fees from; (i) Taft-Hartley clients, (ii) Personal Investment Managed Accounts, and (iii) other client serviced accounts.  The reduced revenue of $27,000 for the year ended December 31, 2017 is the result of reduced AUM for the first and second billing quarters in 2017, partially offset by increased AUM in the third and fourth billing quarters of 2017, as compared to the comparable periods in 2016.

Revenue from Other investment advisory services was $2,387,000 for the year ended December 31, 2017 as compared to $2,765,000 for the year ended December 31, 2016. Other investment advisory service revenue includes: (i) revenue from Mutual Funds; (ii) fees from services provided to Bank Trust Departments; and (iii) investment income.  Revenue from Mutual Funds includes distribution fees for both Winthrop-sponsored mutual funds as well as other mutual funds and investment management fees from Winthrop-sponsored mutual funds.  The reduced revenue of $378,000 for the year ended December 31, 2017 is the result of reduced AUM for all billing quarters in 2017 as compared to the comparable billing periods in 2016, as well as reduced Mutual Fund fees of $90,000. The reduced fund fees were primarily the result of reduced AUM in the Wright Mutual Funds.  Effective October 1, 2017, the Boards of Trustees of the Wright Mutual Funds approved the elimination of the Rule 12b-1Distribution Plan and shareholder services fee applicable to each Fund. As a result, Fund shareholders will no longer pay a 12b-1 fee or shareholder services fee.

19

Revenue from the sale of Financial research information and related data was $812,000 for the year ended December 31, 2017 as compared to $706,000 for the year ended December 31, 2016.  The increased revenue of $106,000 is primarily the result of increased revenue received from a one third party distributor. Revenues are also derived from the distribution of investment research directly and through several third parties who act as distributors of such research content.  The fees paid by the end client are divided between Winthrop and the distributor.  Existing agreements in place with third party distributors, primarily Thomson Reuters, allow for the renegotiation of the revenue split, which could result in a decline in revenue to Winthrop. In addition, the underlying data we utilize to produce our financial research and related data is primarily obtained from a third-party, Worldscope (currently owned by Thomson Reuters), which was at no cost to us through August 2014.  The Company concluded negotiations with Thomson Reuters in July 2014 and commenced paying for the updates in August 2014 at the most favored vendor rate.  The agreement expires in 2024.

Compensation and benefits

For the year ended December 31, 2017, Compensation and benefits were $3,364,000 as compared to $3,745,000 for the year ended December 31, 2016.

The reduced Compensation and benefits of $381,000 were primarily the result of reduced costs at Winthrop resulting primarily from (i) reduced staff levels at Winthrop during the last six months of 2016 and in 2017 which resulted in reduced expenses of $327,000 compared to the year ended December 31, 2016 and (ii) severance costs of $99,000 incurred by Winthrop in 2016, partially offset by increased benefits and related expenses at the corporate level of $45,000 in 2017.

Other operating expenses

For the year ended December 31, 2017, Other operating expenses were $3,338,000 as compared to $3,650,000 for the year ended December 31, 2016.

The reduced Other Operating expenses of $312,000 for the year ended December 31, 2017, of which $286,000 were attributable to Winthrop were the result of primarily the following; (i) reduced amortization of intangibles of $232,000 incurred by Winthrop (which was $397,000 and $629,000, respectively, for the year ended December 31, 2017 and 2016),  (ii) reduced professional and recruiting fees of $29,000 incurred by Winthrop, (iii) reduced travel and promotional activities of $27,000 incurred by Winthrop,  (iv) reduced distributor fees paid to mutual funds of $67,000, (v) reduced data services of $92,000 and (v) reduced operating  expenses at the corporate level of $26,000.  These reduced costs were partially offset by $113,000 of increased software licensing costs and $38,000 of software implementation expenses incurred by Winthrop.

Income taxes

For the year ended December 31, 2017, the income tax benefit related to continuing operations of $96,000 represents a deferred income tax benefit of $148,000, due to a change in the valuation allowance related to the Company’s alternative minimum tax (“AMT”) credit carryforward, net of $52,000 of state minimum income taxes.

For the year ended December 31, 2016, the income tax expense related to continuing operations of $54,000 substantially represents state minimum income taxes.

As a result of The Tax Cuts and Jobs Act (the "Act"), enacted in December 2017, the Company’s AMT credit carryforward of $148,000 was determined to be more likely than not to be realized. The valuation allowance was reduced during the year ended December 31, 2017, related to the AMT credit carryforward, resulting in a deferred income tax benefit of $148,000.

With the exception of the deferred tax asset related to the AMT credit carryforward, the Company recorded a full valuation allowance against its net deferred tax assets. Due to a full valuation allowance to offset deferred tax assets related to net operating loss carryforwards attributable to the loss, no tax benefit has been recorded in relation to the pre-tax loss from continuing operations for the years ended December 31, 2017 and December 31, 2016.

20

Financial condition, liquidity and capital resources

Liquidity and Capital Resources

At December 31, 2017, the Company had cash and cash equivalents totaling $6,018,000, which it intends to use to acquire interests in one or more operating businesses and to fund the Company’s general and administrative expenses.  The Company believes that its working capital is sufficient to support its operating requirements through March 31, 2019.

The decrease in cash and cash equivalents of $1,008,000 for the year ended December 31, 2017 was the result of $975,000 used in operating activities, and $33,000 used in investing activities.

Item 7A.  Quantitative and Qualitative Disclosures About Market Risk.

Not required.

21

Item 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Index to the Consolidated Financial Statements

Financial Statements of Wright Investors’ Service Holdings, Inc.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Wright Investors’ Service Holdings, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Wright Investors’ Service Holdings, Inc. (the “Company") as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for each of the years then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2017 and 2016, and the consolidated results of their operations and their cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Company’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ EISNERAMPER LLP

We have served as the Company’s auditor since 2004.

EISNERAMPER LLP
New York, New York
March 26, 2018

23

WRIGHT INVESTORS' SERVICE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Years Ended December 31,
	2017	2016
Revenues
Investment management services	$2,213	$2,240
Other investment advisory services	2,387	2,765
Financial research and related data	812	706
	5,412	5,711
Expenses
Compensation and benefits	3,364	3,745
Other operating	3,338	3,650
	6,702	7,395

Operating loss	(1,290)	(1,684)
Share of loss from Investment in LLC	-	(294)
Interest expense and other, net	(96)	(100)
Loss from operations before income taxes	(1,386)	(2,078)
Income tax benefit (expense)	96	(54)
Net loss	$(1,290)	$(2,132)

Basic and diluted net loss per share	$(0.07)	$(0.11)

See accompanying notes to consolidated financial statements.

24

WRIGHT INVESTORS' SERVICE HOLDINGS, INC.
 CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)

	December 31,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$6,018	$7,026
Accounts receivable	304	291
Prepaid expenses and other current assets	431	393
Total current assets	6,753	7,710
Property and equipment, net	100	103
Intangible assets, net	1,618	2,015
Goodwill	3,364	3,364
Deferred tax asset	148	-
Investment in undeveloped land	355	355
Other assets	108	108
Total assets	$12,446	$13,655

Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$729	$741
Deferred revenue	6	11
Income taxes payable	30	37
Current portion of officers retirement bonus liability	190	200
Total current liabilities	955	989

Officers retirement bonus liability, net of current portion	467	570
Total liabilities	1,422	1,559

Stockholders’ equity
Preferred stock, par value $0.01 per share, authorized 10,000,000 shares; none issued
Common stock, par value $0.01 per share, authorized 30,000,000 shares; issued 19,962,014 in 2017 and 19,830,219 in 2016 (including 11,701 shares issuable for vested restricted stock units in 2017 and 2016); outstanding 19,135,094 in 2017 and 19,003,299 in 2016	199	198

Additional paid-in capital	33,933	33,716

Accumulated deficit	(21,409)	(20,119)

Treasury stock, at cost (815,219 in 2017 and 2016)	(1,699)	(1,699)
Total stockholders' equity	11,024	12,096
Total liabilities and stockholders’ equity	$12,446	$13,655

See accompanying notes to consolidated financial statements.

25

WRIGHT INVESTORS' SERVICE HOLDINGS, INC.
 CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share amounts)

	Years Ended December 31,
	2017	2016
Cash flows from operating activities

Net loss	$(1,290)	$(2,132)
Adjustments to reconcile net loss to cash used in operating activities:
Share of loss from investment in LLC, in excess of cash received of $10 in 2016	-	284
Realized loss on sale of short-term investments	-	9
Interest expense related to officers retirement bonus liability	87	78
Depreciation and amortization	433	643
Decrease in value of warrant	-	12
Equity based compensation, including issuance of stock to directors	218	229
Changes in other operating items:
Accounts receivable	(13)	35
Deferred tax asset	(148)	-
Deferred revenue	(5)	11
Officers retirement bonus liability	(200)	(222)
Prepaid income tax	-	37
Income taxes payable	(7)	37
Prepaid expenses and other current assets	(38)	66
Accounts payable and accrued expenses	(12)	(289)
Net cash used in operating activities	(975)	(1,202)

Cash flows from investing activities
Proceeds from sale of short-term investments	-	148
Additions to property and equipment	(33)	(73)
Net cash provided by (used in) investing activities	(33)	75

Cash flows from financing activities
Purchase of treasury stock	-	(340)
Net cash used in financing activities	-	(340)

Net decrease in cash and cash equivalents	(1,008)	(1,467)
Cash and cash equivalents at the beginning of the year	7,026	8,493
Cash and cash equivalents at the end of the year	$6,018	$7,026

Supplemental disclosures of cash flow information
Net cash paid during the year for
Income taxes	$59	$3

See accompanying notes to consolidated financial statements.

26

WRIGHT INVESTORS' SERVICE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2017 AND 2016

(in thousands, except share data)

						Total
			Additional		Treasury	stock-
	Common stock		paid -in	Accumulated	stock , at	holders
	shares	amount	capital	deficit	cost	equity

Balance at December 31, 2015	19,720,971	$197	$33,488	$(17,987)	$(1,359)	$14,339
Net loss	-			(2,132)	-	(2,132)
Equity based compensation expense	-	-	119	-	-	119
Shares issuable for vested restricted stock units	11,701
Issuance of common stock to directors	97,547	1	109	-	-	110
Purchase of treasury stock	-	-	-	-	(340)	(340)
Balance at December 31, 2016	19,830,219	198	33,716	(20,119)	(1,699)	12,096
Net loss				(1,290)	-	(1,290)
Equity based compensation expense		-	108		-	108
Issuance of common stock to directors	131,795	1	109		-	110
Balance at December 31, 2017	19,962,014	$199	$33,933	$(21,409)	$(1,699)	$11,024

See accompanying notes to consolidated financial statements.

27

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
Notes to Consolidated Financial Statements

1.	Description of activities

The Winthrop Corporation, a Connecticut Corporation (“Winthrop”) is a wholly- owned subsidiary of Wright Investors’ Service Holdings, Inc. (hereinafter referred to as the “Company” or “Wright Holdings”), and through its wholly-owned subsidiaries Wright Investors’ Service, Inc. (“Wright”), Wright Investors’ Service Distributors, Inc. (“WISDI”) and Wright’s wholly-owned subsidiary, Wright Private Asset Management, LLC (“WPAM”) (collectively, the “Wright Companies”), offers investment management services,  financial advisory services and investment research to large and small investors, both taxable and tax exempt.  WISDI is a registered broker dealer with the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Securities and Exchange Commission.

2.	Summary of significant accounting policies

Principles of consolidation.

The consolidated financial statements include the accounts of the Company and its subsidiaries all of which are wholly-owned. All significant intercompany accounts and transactions have been eliminated in consolidation.

Reclassification

The Company has reclassified $56,000 of Compensation and benefits for the year ended December 31, 2016 to Other operating expenses in order to be consistent with the presentation for the year ended December 31, 2017.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from these estimates.

Cash and cash equivalents

Cash equivalents represent short-term, highly liquid investments, which are readily convertible to cash and have maturities of three months or less at time of purchase.  Cash equivalents, which are carried at cost plus accrued interest, which approximates fair value, consist of an investment in a money market fund which invests in treasury bills and amounted to approximately $5,209,000, and $6,301,000 at December 31, 2017 and 2016, respectively.

Cash equivalents are classified within level 1 of the fair value hierarchy because they are valued using quoted market prices in active markets.

Basic and diluted loss per share

Basic and diluted loss per share for the years ended December 31, 2017 and 2016, respectively, is calculated based on 19,216,000 and 19,085,000 weighted average outstanding shares of common stock including 135,000 and 65,000, respectively, common shares underlying vested RSUs.   Options for 550,000 and 3,350,000 shares of common stock in 2017 and 2016, respectively, and unvested RSUs for 66,000 and 132,000 shares of common stock in 2017 and 2016, respectively, were not included in the diluted computation as their effect would be anti-dilutive since the Company has losses from operations for both years.

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Employees’ stock-based compensation

Stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is generally the vesting period. See Note 11.

Income taxes

Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to carryforwards and to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The accounting for uncertain tax positions guidance requires that the Company recognize the financial statement benefit of a tax position only after determining that the Company would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognizes interest and penalties on uncertain tax positions as interest and other expenses, respectively.  The Company has no uncertain tax positions at December 31, 2017 and 2016.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash investments.

Property and equipment

Property and equipment are carried at cost, net of allowance for depreciation. Depreciation is provided on a straight-line basis over estimated useful lives of 3 to 7 years for equipment and furniture.

Intangible Assets

Intangible assets, which were recorded in connection with the acquisition of Winthrop, are amortized over their estimated useful lives, on a straight-line basis. Intangible assets subject to amortization are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company assesses the recoverability of its intangible assets by determining whether the unamortized balance can be recovered over the assets’ remaining life through undiscounted forecasted cash flows. If undiscounted forecasted cash flows indicate that the unamortized amounts will not be recovered, an adjustment will be made to reduce such amounts to fair value determined based on forecasted future cash flows discounted at a rate commensurate with the risk associated with achieving such cash flows. Future cash flows are based on trends of historical performance and the Company’s estimate of future performance, giving consideration to existing and anticipated competitive and economic conditions.   No impairment of intangible assets was recognized at December 31, 2017 or 2016.

Goodwill

Goodwill, which was recorded in connection with the acquisition of Winthrop, is not subject to amortization and is tested for impairment annually on December 31, or more frequently if events or changes in circumstances indicate that the asset may be impaired. The impairment test consists of a comparison of the fair value of the reporting unit, which consists of The Wright Companies operating segment, with its carrying amount, including goodwill. Fair value was calculated based upon future cash flows discounted at a rate commensurate with the risk involved, market based comparables and recent transactions within the financial services industry. Future cash flows are based on projection of adjusted EBITDA of the operating segment (see Note 15). If the carrying amount of the reporting unit exceeds its fair value then an analysis will be performed to compare the implied fair value of goodwill with the carrying amount of goodwill. An impairment loss will be recognized in an amount equal to the excess of the carrying amount over the implied fair value. After an impairment loss is recognized, the adjusted carrying amount of goodwill is its new accounting basis.  No impairment of goodwill was recognized at December 31, 2017 or 2016.  There were no changes in the carrying value of goodwill during 2017 or 2016.

Revenue recognition

Revenue from investment advisory services and investment management services are recognized over the period in which the service is performed.  Accordingly, the amount of such revenue billed as of the balance sheet date relating to periods after the balance sheet date is accounted for as deferred revenue.  Revenue from research reports is recognized monthly upon the receipt of payment from the third-party industry distributors.

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In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-09 Revenue from Contracts with Customers (“ASC 606”). The new guidance creates a single, principle based model for revenue recognition and expands and improves disclosures about revenue. The new guidance is effective for the Company on January 1, 2018. The Company has performed an assessment and analysis of the Company’s current policies and practices and there will be no material change upon the adoption of ASC 606.

3.	Certain new accounting guidance

 In February 2016, the FASB issued ASU 2016-02, leases (Topic 842), which supersedes the existing guidance for lease accounting, Leases (Topic 840).  ASU 2016-02 requires lessees to recognize leases on their balance sheets, and leaves lessor accounting largely unchanged.  The amendments in this ASU are effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  Early application is permitted for all entities.  ASU 2016-02 requires a modified retrospective approach for all leases existing at, or entered into after the date of initial application, with an option to elect to use certain transaction relief.  The Company is currently assessing the impact that the adaption of ASU 2016-02 will have on its financial statements.

In March 2016, the FASB issued ASU 2016-09, “Compensation- Stock Compensation (Topic 718):  Improvements to Employee Share Based Payment Accounting.”  ASU 2016-09 simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures and statutory tax withholding requirements, as well as classifications in the statement of cash flows.  ASU 2016-09 is effective for the fiscal years beginning after December 15, 2016 and interim periods within those fiscal years.  During 2017 the Company has adopted ASU 2016-09 which did not have any impact in the Company’s financial statements.  In accordance with ASU 2016-09, the Company has made the accounting policy election to continue to estimate forfeitures based upon historical occurrences.

 In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.  The ASU generally requires companies to measure investments in equity securities, except those accounted for under the equity method, at fair value and recognize any changes in fair value in net income. The new guidance must be applied using a modified-retrospective approach and is effective for periods beginning after December 15, 2017 and early adoption is not permitted.  The Company has evaluated the impact this new standard, and it will not have a material effect on the consolidated financial statements.

 In January 2017, FASB issued ASU 2017-04, “Intangibles- Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”, which eliminates the second step of the previous FASB guidance for testing goodwill for impairment and is intended to reduce cost and complexity of goodwill impairment testing.  The standard is effective for periods beginning after December 15, 2019 for both interim and annual periods.  Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017.  The Company is currently assessing the impact that the adoption of ASU 2017-04 will have on its financial statements.

In May 2017, the FASB issued ASU 2017-09, “Compensation – Stock Compensation (Topic 708) Scope of Modification Accounting” which provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. Adoption of the Standard is required for annual and interim periods beginning after December 15, 2017 with the amendments in the update applied prospectively to an award modified on or after the adoption date. Early adoption is permitted. The Company has evaluated the impact this new standard, and it will not have a material effect on the consolidated financial statements.

4.	Investment in LLC

The Company entered into a Limited Liability Company Agreement dated April 28, 2015 by and among EGS, LLC, a newly formed Delaware limited liability company (“EGS”) and the members named therein.  The Company invested $333,333 and acquired 333,333 Units, representing a 33.33% Membership Interest in EGS. In addition to the Company, EGS has two other members, one of whom is Marshall Geller, a member of the Company’s Board of Directors. The EGS transaction, as well as Mr. Geller’s participation in the transaction, received the prior approval of the Company’s Audit Committee.  Mr. Geller is the Managing Member of the LLC and also invested $333,333 and acquired 333,333 Units, representing a 33.33% Membership Interest in EGS.

EGS entered in a Note Purchase Agreement effective April 28, 2015 with Merriman Holdings, Inc. (“Merriman”), a publicly traded company,  pursuant to which EGS purchased from Merriman for an aggregate purchase price of $1,000,000  (i) a one-year  Senior Secured Note in the original principal amount of $1,000,000, at 12% interest, payable quarterly, in arrears (the “Note”) and (ii) a Common Stock Purchase Warrant which expires in five years to purchase 500,000 shares of Merriman common stock  at $1.00 per share (the “Warrants”). EGS distributed the Warrants to its members and the Company received 166,666 Warrants which expire in five years. Marshall Geller also received 166,666 Warrants with an exercise price of $1.00 per share that expire in five years.  The investment in EGS is being accounted for under the equity method. Under this method, the Company records its share of EGS’s earnings (losses) in the statement of operations with equivalent amount of increases (decreases) to the investment. At April 28, 2015, the Company valued the Warrants at their fair value, or $120,000, using the Black Scholes model, and recorded their value as a reduction in the investment in EGS. The Warrant which permits a cashless exercise, qualifies as a derivative, and is recorded at fair value (based on observable inputs) with change in such value included in earnings.

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On July 20, 2015, a fourth member joined EGS and invested $333,333, and received a 25% Membership Interest in EGS.  EGS advanced the funds to Merriman and increased its investment in the Note and in addition, received 166,666 additional Warrants which it distributed to its new member.  This transaction reduced the Company’s interest in EGS to 25%, changed the expiration date of the Note to July 20, 2016 from April 28, 2016, and extended the exercise date of the warrant to five years from that date.

Merriman is a financial services holding company that provides capital markets advisory and research, corporate and investment banking services through its wholly-owned principal operating subsidiary, Merriman Capital, Inc. (“MC”).  The Note is secured by 99.998% of the capital stock of MC.

 The Note, pursuant to the terms of an Intercreditor Agreement entered into with Merriman’s current debt holders, is senior to all of Merriman’s debt.

 On July 27, 2016, FINRA suspended Merriman’s securities business due to an ongoing dispute over accounting for working capital, and MC filed a Broker Dealer Withdrawal with the SEC to begin the process of terminating its licenses.  Substantially all of Merriman’s revenues are derived from MC.  Merriman has not made the April 2016 interest payment or the $1,333,333 principal payment due at maturity in July 2016, and is currently in default of the Note with EGS.

The above events indicate that EGS may not be able to recover all or a significant portion of the carrying amount of the Note and accordingly, in the quarter ended June 30, 2016, EGS discontinued accruing interest income on the Note and provided a valuation allowance and related provision for loss for the entire carrying amount of the Note, including accrued interest in a prior quarter.  Correspondingly, for the year ended December 31, 2016, the Company recorded $294,000 as to its share of EGS’s net loss for such period, which resulted in a zero carrying value for the Company’s investment in EGS at December 31, 2016.  In addition, the warrants were ascribed no value at such date resulting in a loss of $12,000 for the year ended December 31, 2016. Any future recovery by the Company on its investment in EGS will be recognized as income when received.   During the years ended December 31, 2017 and 2016, there were no amounts recovered from the Company’s investment in EGS.

5.	Accounts receivable

Winthrop and its subsidiaries continuously monitor the creditworthiness of customers and establish an allowance for uncollectible accounts based on specific customer related collection issues.  As of December 31, 2017, and 2016, there was no allowance for uncollectible accounts.

6.	Accounts payable and accrued expenses

Accounts payable and accrued expenses consist of the following (in thousands):

	December 31,
	2017	2016

Accrued professional fees	$207	$187
Accrued compensation and related expenses	144	161
Other	378	393
	$729	$741

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7.	Income taxes

The components of income tax (benefit) expense are as follows (in thousands):

	Year Ended December 31,
	2017	2016
Current
Federal	$-	$-
State and local	52	54
Total current	52	54

Deferred
Federal	$(148)	$-
State and local	-	-
Total deferred	(148)	-

Total income tax (benefit) expense	$(96)	$54

For the years ended December 31, 2017 and 2016, current income tax expense related to operations substantially represents minimum state income taxes. For the year ended December 31, 2017, deferred income tax benefit represents a reduction of the valuation allowance due to a change in tax law permitting alternative minimum tax credits to be refundable.

The difference between the benefit for income taxes computed at the statutory rate and the reported amount of tax expense (benefit) from operations is as follows:

	Year ended December 31,
	2017	2016
Federal income tax rate	(34.0)%	(34.0)%
State income tax (net of federal effect)	6.8	1.7
Change in valuation allowance	(251.5)	34.3
Deferred tax asset write-down	73.2	-
Non-deductible expenses	0.6	0.6
Impact of tax law change	198	-
Effective tax rate	(6.9)%	2.6%

The deferred tax assets and liabilities are summarized as follows (in thousands):
	December 31,
	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$6,356	$8,809
Equity-based compensation	107	1,275
Tax credit carryforwards	148	148
Accrued compensation	180	305
Accrued liabilities & other	157	105
Gross deferred tax assets	6,948	10,642
Less: valuation allowance	(6,365)	(9,850)
Deferred tax assets after valuation allowance	583	792

Deferred tax liabilities:
Intangible assets
Other	(435)	(784)
Deferred tax liabilities	-	(8)
Net Deferred tax assets	(435)	(792)
	$148	$-

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The Tax Cuts and Jobs Act (the "Act") was enacted in December 2017. Among other things, the Act reduces the U.S. federal corporate tax rate from 35 percent to 21 percent, eliminates the alternative minimum tax (“AMT”) for corporations, and provides that AMT credit carryforwards are refundable over a period of time beginning with the Company’s 2018 tax year through 2021. The reduction of the corporate tax rate resulted in a write-down of the Company’s net deferred tax assets of approximately $2.7 million, and a corresponding write-down of the valuation allowance. The Company recognized a deferred income tax benefit of $148,000 for the year ended December 31, 2017 due to a reduction of the valuation allowance related to the AMT credit carryforward. As a result of the Act, the AMT credit carryforward is determined to be more likely than not to be realized.

A valuation allowance is provided when it is more likely than not that some portion of deferred tax assets will not be realized. The valuation allowance (decreased)  increased by approximately $(3,485,000) and $712,000 respectively, during the years ended December 31, 2017 and 2016. The decrease in the valuation allowance during the year ended December 31, 2017 was mainly due to a change in the corporate income tax rate per the Act. The increase in the valuation allowance during the year ended December 31, 2016 was mainly due to an increase of the net operating loss carryforward and other deferred tax assets.

The Company files a consolidated federal tax return with its subsidiaries. As of December 31, 2017, the Company has a federal net operating loss carryforward of approximately $21.2 million, which expires from 2031 through 2037, and various state and local net operating loss carryforwards totaling approximately $19.6 (pre-apportioned) and $17.6 (post-apportioned) million, which expire between 2018 and 2037. Approximately $1.3 million of the federal net operating loss carryforward and $8.5 million of the state net operating loss carryforward were acquired from Winthrop. The acquired federal net operating loss carryforward is limited in its utilization by Section 382 of the Internal Revenue Code due to an ownership change.

8.	Property and equipment:

Property and equipment consists of the following (in thousands):

	December 31,
	2017	2016
Computer software	$75	$72
Computer equipment	140	110
Office furniture and equipment	46	46
Leasehold improvements	1	1
	262	229
Less: accumulated depreciation and amortization	(162)	(126)
	$100	$103

Depreciation expense for the years ended December 31, 2017 and 2016 was $36,000 and $14,000, respectively.

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9.	Intangible Assets

Intangible assets subject to amortization consisted of the following (in thousands):

		December 31, 2017
Intangible	Estimated useful life	Gross carrying amount	Accumulated Amortization	Net carrying amount

Investment Management and Advisory Contracts	9 years	$3,181	$1,778	$1,403
Trademarks	10 years	433	218	215
Proprietary Software and Technology	4 years	960	960	-
		$4,574	$2,956	$1,618

		December 31, 2016
Intangible	Estimated useful life	Gross carrying amount	Accumulated Amortization	Net carrying amount

Investment Management and Advisory Contracts	9 years	$3,181	$1,425	$1,756
Trademarks	10 years	433	174	259
Proprietary Software and Technology	4 years	960	960	-
		$4,574	$2,559	$2,015

Amortization expense amounted to $397,000 and $629,000 for each of the years ended December 31, 2017 and 2016, respectively. The weighted-average amortization period for total amortizable intangibles at December 31, 2017 is 4 years. Estimated amortization expense for each of the five succeeding years and thereafter is as follows (in thousands):

Year ending December 31,
2018	397
2019	397
2020	397
2021	386
2022	41
$1,618

10.	Capital Stock

The Company’s Board of Directors, without any vote or action by the holders of common stock, is authorized to issue preferred stock from time to time in one or more series and to determine the number of shares and to fix the powers, designations, preferences and relative, participating, optional or other special rights of any series of preferred stock.

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The Board of Directors authorized the Company to repurchase up to 5,000,000 outstanding shares of common stock from time to time either in open market or privately negotiated transactions. At December 31, 2017, the Company had repurchased 2,041,971 shares of its common stock (of which 250,000 shares were purchased in 2016 at a cost of $340,000) and a total of 2,958,029 shares, remained available for repurchase.

11.	Incentive stock plans and stock-based compensation

Common stock options

The Company had initially adopted a stock-based compensation plan for employees and non-employee members of its Board of Directors in November 2003 (the “2003 Plan”), which was subsequently amended in March 2007 (the “2003 Plan Amendment”).  In December 2007, the Company adopted the National Patent Development Corporation 2007 Incentive Stock Plan (the “2007 NPDC Plan”).  The plans provide for up to 3,500,000 and 7,500,000 awards for shares under the 2003 Plan Amendment and 2007 NPDC Plan, respectively, in the form of discretionary grants of stock options, restricted stock shares, restricted stock units (RSUs) and other stock-based awards to employees, directors and outside service providers. The Company’s plans are administered by the Compensation Committee of the Board of Directors, which consists solely of non-employee directors. The term of any option granted under the plans will not exceed ten years from the date of grant and, in the case of incentive stock options granted to a 10% or greater holder of total voting stock of the Company, three years from the date of grant.  The exercise price of any option granted under the plans may not be less than the fair market value of the common stock on the date of grant or, in the case of incentive stock options granted to a 10% or greater holder of total voting stock, 110% of such fair market value.

The Company recorded compensation expense of $300 and $9,000 for the years ended December 31, 2017 and 2016, respectively, under these plans.  As of December 31, 2017, the number of shares reserved and available for award under the 2007 NPDC Plan is 6,141,786 and under the 2003 Plan Amendment is 3,500,000.

During the year ended December 31, 2016, the Company issued 100,000 options to a consultant on March 28, 2016 and 25,000 options to an employee on March 31, 2016.  The options issued on March 28, 2016 vest equally over 3 years, and are subject to post vesting restrictions for sale for three years. The options issued on March 31, 2016 vest on the third anniversary of their issuance.  The options were issued at an exercise price of $1.29 and $1.34 per share for the options issued on March 28, 2016 and March 31, 2016, respectively, which price was equal to the market value at the date of the grant.  The 25,000 options issued on March 31, 2016 were canceled in the third quarter of 2016, upon the termination of the employee.   The grant-date fair value of the options were $0.50 and $0.52, respectively, which was estimated on the date of grant using the Black-Scholes option pricing model using the following assumptions:

Dividend yield	0%

Expected volatility	48.24%

Risk-free interest rate	1.21%

Expected life (in years)	4

The fair value of the options granted on March 28, 2016 were reduced by an 8% discount for post vesting restrictions.

The value of the options granted to the consultant are re-measured at each balance sheet date until performance is complete with the final measurement of fair value of the options made on the vesting dates.  The revised fair value is amortized over the remaining term of the option.  The value of the options is  $0.08 which  net value of $400 will be amortized over the remaining life of the options.

As of December 31, 2016, there were outstanding options to acquire 3,350,000 common shares, 3,250,000 of which were vested and exercisable, having a weighted average exercise price of $2.27 per share, a weighted average contractual term of 1 year and zero aggregate intrinsic value.

As of December 31, 2017, there were outstanding options to acquire 550,000 common shares under the 2007 NPDC Plan, 483,333 of which were vested and exercisable, having a weighted average exercise price of $1.35 per share, a weighted average contractual term of 3 years and zero aggregate intrinsic value.  During 2017, 2,800,000 options expired, without being exercised, with a weighted exercise price of $2.46 per share.

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Restricted stock units

The following RSUs were granted to employees of the Company under the 2007 NPDC Plan:

a)
17,738 RSUs were granted to certain employees on February 4, 2013, which vest equally over three years, with the first third vesting on February 4, 2014 and the second third vesting on February 4, 2015.  At December 31, 2017, 11,701 of the RSU’s were still outstanding.  The RSUs are valued based on the closing price of the Company’s common stock on February 4, 2013 of $2.40, less an average discount of 11% for post-vesting restrictions on sale until the three-year anniversary of the grant date, or an average price per share of $2.25.  The Company recorded compensation expense of $0 and $1,000, respectively, for the years ended December 31, 2017 and 2016 related to these RSUs.  There is no unrecognized compensation expense related to these RSUs at December 31, 2017.

b)
100,000 RSUs were issued on each of January 19, 2015 and March 31, 2015, to two newly appointed directors of the Company.  The RSUs will vest equally over 3 years, with the first third vesting in January and March 2016, respectively.  The RSUs are valued based on the closing price of the Company’s common stock on January 19, 2015 and March 31, 2015 of $1.70 and $1.85, respectively, less an average discount of 8% for post-vesting restrictions on sale until the three-year anniversary of the grant date, or an average price per share of $1.56 and $1.70, respectively.  The Company recorded compensation expense of $110,000 for the years ended December 31, 2017 and 2016 related to these RSUs. The total unrecognized compensation expense related to these unvested RSUs at December 31, 2017 is $16,000, which will be recognized over the remaining vesting period of approximately 2 months.  At December 31, 2017 and 2016, 133,332 and 66,666 of the RSU’s were vested.

12.	Retirement plans

a)
The Company maintains a 401(k) Savings Plan (the “Plan”), for full time employees who have completed at least one hour of service coincident with the first day of each month.  The Plan permits pre-tax contributions by participants.   Effective January 15, 2013, the employees of Winthrop and its subsidiaries were eligible to participate in the Plan, and the Company ceased matching the participants contributions.

b)
Winthrop maintains an officer retirement bonus plan (the “Bonus Plan”) that is an unfunded deferred compensation program providing retirement benefits equal to 10% of annual compensation, as defined, to those officers upon their retirement.   Effective December 1, 1999, the Plan was frozen so that no additional benefits will be earned.   The liability is payable to individual retired employees at the rate of $50,000 per year in equal monthly amounts commencing upon retirement.  The liability was recorded at $885,000 at the date of the Company’s acquisition of Winthrop, representing its estimated fair value computed based on its present value, utilizing a discount rate of 14%, which was estimated to be the acquired company’s weighted average cost of capital on such date from the perspective of a market participant.  The calculated discount of $1,027,000 at the date of acquisition is being amortized as interest expense over the period the obligation is outstanding by use of the effective interest method.   For the years ended December 31, 2017 and 2016, interest expense, (included in Interest expense and other, net) amounted to $87,000 and $78,000, respectively.  During 2016, an employee left the Company prior to his retirement date, and the Company recognized $23,000 of income related to the elimination of the related liability and a corresponding credit to Compensation and benefits in the Consolidated Statement of Operations.   At December 31, 2017, and 2016 the present value of the obligation under the Bonus Plan was $657,000, and $770,000, respectively, net of discount of $367,000 and $454,000, respectively.  Of the undiscounted obligation of $1,024,000 at December 31, 2017, $190,000 is expected to be paid during 2018.

13.	Commitments, Contingencies and Other

(a)
In August 2014, the Company entered into a five-year sublease in Greenwich, Connecticut for 10,000 square feet.  At December 31, 2017, annual future rent for the Greenwich space, which expires on September 30, 2019 aggregated $451,000 payable as follows; $255,000 (2018), and $196,000 (through September 30, 2019).  Rent expense charged to operations related to the facilities aggregated $248,000 and $240,000 in 2017 and 2016, respectively.  The rent expense in 2017 and 2016 included deferred rent of $44,000 and $58,000, respectively, due to straight lining the amounts payable over the lease term commencing in August 2014 upon the Company gaining access to the premises.

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(b)
On September 26, 2014, the Connecticut Department of Energy and Environmental Protection (“DEEP”) issued two Orders requiring the investigation and repair of two dams in which the Company and its subsidiaries have certain ownership interests.  The first Order requires that the Company investigate and make specified repairs to the ACME Pond Dam located in Killingly, Connecticut.  The second Order, as subsequently revised by DEEP on October 10, 2014, requires that the Company investigate and make specified repairs to the Killingly Pond Dam located in Killingly, Connecticut.  The Company has administratively appealed and contested the allegations in both Orders.  On July 27, 2017, the Company entered into a Consent Order with the DEEP relative to Killingly Pond Dam. The consent order requires the Company to continue to perform routine maintenance and administrative procedures, the cost of which is not material to the Company’s financial position or results of operations. As the administrative appeal of the Order relative to ACME Pond Dam remains pending, it is not possible at this time to evaluate the likelihood of, or to estimate the range of loss from, an unfavorable outcome.

14.	Related party transactions

Wright acts as an investment advisor, its subsidiary acts as a principal underwriter and one officer of Winthrop is also an officer for a family of mutual funds from which investment management and distribution fees are earned based on the net asset values of the respective funds.   Such fees, which are included in Other investment advisory services, amounted to $403,000 and $778,000 for the years ended December 31, 2017 and 2016, respectively. Effective October 1, 2017, the Boards of Trustees of the Wright Mutual Funds approved the elimination of the Rule 12b-1Distribution Plan and shareholder services fee applicable to each Fund. As a result, Fund shareholders will no longer pay a 12b-1 fee or shareholder services fee.

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15.	Segment information

The Company through its wholly-owned subsidiary has one operating segment which is engaged in the investment management and financial advisory business and derives its revenue from investment management services, other investment advisory services and financial research.

The Company’s corporate operations are not considered an operating segment and the Company does not allocate corporate expense for management and administrative services or income and expense related to other corporate activity to its operating segment to measure its operations.  The Company’s management utilizes adjusted EBITDA to measure segment performance.  Adjusted EBITDA is a measure defined as EBITDA before corporate expense, equity-based compensation, software implementation costs, relocation and severance costs and non-operating income (expense).   EBITDA is a measure defined as earnings (loss) before interest, taxes, depreciation and amortization.

Adjusted EBITDA is a non-GAAP measure and should not be construed as an alternative to operating loss or net loss as an indicator of the Company’s performance, or as an alternative to cash used in operating activities, or as a measure of liquidity, or as any other measure determined in accordance with GAAP.

Following is a reconciliation of adjusted EBITDA of the operating segment to loss from operations before income taxes (in thousands):

	Year ended December 31,
	2017	2016
Adjusted EBITDA of operating segment	$954	$785

Other operating expenses:
Corporate (1)	(1,555)	(1,498)
Depreciation and amortization	(433)	(643)
Equity based compensation	(218)	(229)
Software implementation costs	(38)	-
Relocation and severance costs	-	(99)

Operating loss	(1,290)	(1,684)

Non- operating income (expense):
Interest expense and other, net	(96)	(100)
Share of loss from Investment in LLC	-	(294)

Loss from operations before income taxes	$(1,386)	$(2,078)

Following is a summary of the Company's total assets (in thousands):
	December 31,
	2017	2016
Operating segment	$6,160	$6,224
Corporate (2)	6,286	7,431
	$12,446	$13,655
 (1) Consists principally of compensation related expenses, facility costs and professional fees
 (2) Consists principally of cash and cash equivalents

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Item 9.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9A.  Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures

We carried out an evaluation, under the supervision and with the participation of our management including our Chief Executive Officer and our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended.  Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures as of December 31, 2017 were effective.

The Company’s principal executive officer and principal financial officer have also concluded that there have not been any changes in the Company’s internal control over financial reporting during the quarter ended December 31, 2017 that have materially effected or are reasonably likely to materially effect, the Company’s internal control over financial reporting.

(b) Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Exchange Act Rule 13a-15(f).  Our internal control processes and procedures are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of our consolidated financial statements in accordance with United States generally accepted accounting principles.  Our internal control over financial reporting includes those policies and procedures that reasonably allow us to record, process, summarize, and report information and financial data within prescribed time periods and in accordance with Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Under the supervision and with the participation of management, including our Chief Executive Officer and Chief Financial Officer, we conducted an evaluation of internal control over financial reporting as of December 31, 2017 based on the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in  Internal Control – Integrated Framework  (2013)  (“COSO Framework”).  Based upon our evaluation, we concluded that our internal control over financial reporting was effective as of December 31, 2017.

 This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting.  Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the SEC that permit the Company to provide only management's report in this annual report.

Item 9B.    Other Information

None

39

PART III

Item 10.  Directors, Executive Officers and Corporate Governance.

The information required by this item is incorporated by reference to the Company’s definitive proxy statement to be filed pursuant to Regulation 14A within 120 days after the Company’s fiscal year end of December 31, 2017, for its annual stockholders’ meeting for 2015 (the “Proxy Statement”) under the captions “Directors and Executive Officers”, “Corporate Governance”, “Compliance with Section 16(a) of the Exchange Act”, “Code of Ethics” and “Audit Committee.”

Item 11.  Executive Compensation.

The information required by this item is incorporated by reference to the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders under the caption “Executive Compensation.”

Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

Additional information required by this item is incorporated by reference to the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders under the caption “Stock Ownership of Management and Principal Stockholders”.

Item 13.  Certain Relationships and Related Transactions, and Director Independence.

This information required by this item is incorporated by reference to the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders under the captions “Certain Transactions with Management” and “Director Independence”.

Item 14.  Principal Accounting Fees and Services.

The information regarding principal accountant fees and services and the Company’s pre-approval policies and procedures for audit and non-audit services provided by the Company’s independent accountants is incorporated by reference to the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders under the caption “Principal Accountant Fees and Services.”

Item 15. Summary Page

none

40

PART IV

Item 15.  Exhibits and Financial Statement Schedules.

(a)(1)                 The following financial statements are included in Part II, Item 7. Financial Statements and Supplementary Data:

(a)(2)	Schedules have been omitted because they are not required or are not applicable, or the required information has been included in the financial statements or the notes thereto.
(a)(3)	See accompanying Index to Exhibits.

41

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC

Date: March 26, 2018	By:	/s/ HARVEY P. EISEN
		Name:	Harvey P. Eisen
		Title:	Chairman, President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ HARVEY P. EISEN	Chairman, President and Chief Executive Officer	March 26, 2018
Harvey P. Eisen	(Principal Executive Officer)

/s/ LAWRENCE G. SCHAFRAN	Director	March 26, 2018
Lawrence G. Schafran

/s/ RICHARD C. PFENNIGER Jr.	Director	March 26, 2018
Richard C. Pfenniger Jr.

/s/ MARSHALL S. GELLER	Director	March 26, 2018
Marshall S. Geller

/s/ PETER M. DONOVAN	Director	March 26, 2018
Peter M. Donovan

/s/ IRA J. SOBOTKO	Vice President, Chief Financial Officer	March 26, 2018
Ira J. Sobotko	(Principal Financial and Accounting Officer)

42

EXHIBIT INDEX

The following exhibits are filed with this report:

2.1
Agreement and Plan of Merger, dated June 18, 2012, by and among National Patent Development Corporation, NPT Advisors Inc., The Winthrop Corporation, and Peter M. Donovan as the securityholders’ Representative.  Incorporated herein by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed on June 19, 2012.

3(i)	Articles of Incorporation of National Patent Development Corporation. Incorporated herein by reference to Exhibit 3.1 of the Registrant’s Form S-1, Registration No. 333-118568.

3(ii)	Bylaws of National Patent Development Corporation. Incorporated herein by reference to Exhibit 3.2 of the Registrant’s Form S-1, Registration No. 333-118568.

4.1
Form of certificate representing shares of common stock, par value $0.01 per share, of National Patent Development Corporation.   Incorporated herein by reference to Exhibit 4.1 of the Registrant’s Form S-1, Registration No. 333-118568.

10.1
Employment Agreement entered into on June 18, 2012 between the Company and Amit S. Khandwala.  Incorporated herein by reference to Exhibit 10.2 of the Registrant’s Form 10-Q for the quarterly period ended June 30, 2012 filed on August 14, 2012.

10.2
Employment Agreement entered into on June 18, 2012 between the Company and Anthony E. van Daalen.  Incorporated herein by reference to Exhibit 10.4 of the Registrant’s Form 10-Q for the quarterly period ended June 30, 2012 filed on August 14, 2012.

10.3	Form of Restricted Stock Unit Agreement. Incorporated herein by reference to Exhibit 10.9 of the Registrant’s Form 8-K filed on December 21, 2012.

10.4
Agreement Upon Withdrawal by the Winthrop Corporation from Worldscope /Disclosure LLC dated as of June 1, 2012. Incorporated herein by reference to Exhibit 10.15 of the Registrant’s Form 8-K filed on December 21, 2012.

10.5
Distribution Agreement between Thomson Reuters (Markets) LLC and Wright Investors’ Service, dated November 30, 2009. Incorporated herein by reference to Exhibit 10.18 of the Registrant’s Form 8-K filed on December 21, 2012.

10.6
Amendment No. 1 to Agreement Upon Withdrawal by The Winthrop Corporation From Worldscope/Disclosure LLC.  Incorporated herein by reference to Exhibit 10.20 to the Registrant’s Form 10-Q for the quarter ended June 30, 2014 filed on August 12, 2014.

10.7
Sublease between Coldwell Banker Real Estate Services LLC (sublessor) And Wright Investors’’ Service Holdings, Inc. (sublessee) At 177 West Putman Avenue, Greenwich Connecticut.  Incorporated herein by reference to Exhibit 10.21 to the Registrant’s Form 10-Q for the quarter ended September 30, 2014 as filed on November 12, 2014.

43

10.8
Limited Liability Company Agreement for EGS, LLC effective April 28, 2015. Incorporated herein by reference to Exhibit 10.22 to the Registrant’s Form 10-Q for the quarter ended March 31, 2015 filed on May 15, 2015.

10.9
Note Purchase Agreement Between EGS, LLC and Merriman Holdings, Inc., effective April 28, 2015. Incorporated herein by reference to Exhibit 10.23 to the Registrant’s Form 10-Q for the quarter ended March 31, 2015 filed on May 15, 2015.

10.10
Note Purchase Agreement Between EGS, LLC and Merriman Holdings, Inc., effective July 16, 2015. Incorporated herein by reference to Exhibit 10.24 to the Registrant’s Form 10-Q for the quarter ended March 31, 2015 filed on May 15, 2015.

14
Code of Business Conduct and Ethics for Chief Executive Officer and Senior Financial Officers of the Registrant and its subsidiaries.     Incorporated herein by reference to Exhibit 14.1 to the Registrant’s Form 10-K for the year ended December 31, 2004 filed  on April 15, 2005

21		Subsidiaries of the Registrant*

31.1	*	Certification of the principal executive officer of the Registrant, pursuant to Securities Exchange Act Rule 13a-14(a)

31.2	*	Certification of the principal financial officer of the Registrant, pursuant to Securities Exchange Act Rule 13a-14(a)

32	*
Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, signed by the principal executive officer and the principal financial officer of the Registrant

101.INS		XBRL Instance Document

101.SCH		XBRL Taxonomy Extension Schema Document

101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF		XBRL Taxonomy Extension Definition Linkbase Document

101.LAB		XBRL Extension Labels Linkbase Document

101.PRE		XBRL Taxonomy Extension Presentation Linkbase Document
_________________________________

 *Filed within

44

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-K/A
(Amendment No. 1)

(Mark One)
☒	ANNUAL REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2017

☐	TRANSITION REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________ to _______

Commission file Number: 000-50587

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	13-4005439
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

177 West Putnam Avenue, Greenwich, CT 06830
(Address of Principal Executive Offices, including Zip Code)

(914) 242-5700
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:	None

Securities registered pursuant to Section 12(g) of the Act:	Common Stock, $0.01 Par Value
(Title of Class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐    No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.
Yes ☐   No ☒

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒    No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒   No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or, an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company”, and “emerging growth company”, in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if smaller reporting company)	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐     No ☒

The aggregate market value of the registrant’s common stock held by non-affiliates of the registrant, computed by reference to the price at which the common stock was last sold, or the average bid and asked price of such common stock, as of the last business day of the registrant’s most recently completed second quarter, is approximately $6,000,000.

As of April 20, 2018, 19,476,070 shares of the registrant’s common stock were outstanding.

EXPLANATORY NOTE

Wright Investors’ Service Holdings, Inc. (the “Company”) is filing this Amendment No. 1 on Form 10-K/A (this “Form 10-K/A”) pursuant to General Instruction G (3) to Form 10-K, which amends and supplements our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2018 (the “2017 Form 10-K”).    This Form 10-K/A provides the information required to be disclosed in Part III, Items 10 through 14 and updates the information contained in Part IV, Item 15.  As a result of this amendment, the Company is filing as exhibits to this Form 10-K/A the certifications required under Section 302 of the Sarbanes-Oxley Act of 2002.  Because no financial statements are contained within this Form 10-K/A, the Company is not including certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Except for the amendments described above, this Form 10-K/A does not modify or update the disclosures in, or exhibits to, the 2017 Form 10-K.

TABLE OF CONTENTS

i

PART III

ITEM 10.	DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors

 Set forth below are the names of, and certain biographical information regarding, the directors of the Company. The Board of Directors currently consists of five directors.

 Harvey P. Eisen, 75, has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since June 2007 and also has served as its President since July 2007.  Mr. Eisen has served as a director of the Company since 2004.  Mr. Eisen has served as Chairman and Managing Member of Bedford Oak Advisors, LLC, an investment partnership (“Bedford Oak”), since 1998 and Chairman and Director of GP Strategies Corporation, a global performance solutions provider (“GP Strategies”) since 2004. Mr. Eisen has also served on the Board of Directors of VerifyMe, Inc., a provider of physical, cyber and biometric security solutions,  since April 2018.  Marshall Geller and Lawrence Schafran are each directors of the Company and also serve as directors of VerifyMe.

Mr. Eisen was previously Senior Vice President of Travelers, Inc. and held various executive positions with Primerica, SunAmerica Corp., and Integrated Resources Asset Management.  Mr. Eisen was president and portfolio manager of Eisen Capital Management for 10 years.  He began his career as an analyst with Stifel, Nicolaus & Co. and Wertheim.  Mr. Eisen has served on the Strategic Development Board for the Trulaske College of Business, University of Missouri since 1995 where he established the first accredited course on the Warren Buffett Principles of Investing. He also serves on the University’s Investment Advisory Committee. With over three decades of investment experience, he has been consulted by the national media for his expert views on all phases of the investment marketplace and is frequently quoted in The Wall Street Journal, The New York Times, Pension World, U.S. News & World Report, Financial World and Business Week, among others. He also served as a regular panelist on Wall Street Week with Louis Rukeyser for over 20 years.  Mr. Eisen graduated from the University of Missouri at Columbia with a Bachelor of Science in Finance and Economics, and has also received a Master of Science in Commerce from St. Louis University. He is a former Trustee of The Johns Hopkins University, Baltimore, MD. He also served on the Zanvyl Krieger School of Arts and Sciences Advisory Board for Johns Hopkins University as well as the Carey Business School Board of Overseers and the Hopkins Parents Council. Additionally, he is a former Trustee of the Rippowam Cisqua School, Bedford, NY, and the Northern Westchester Hospital Center, Mount Kisco, NY.

Mr. Eisen is qualified to serve on our Board of Directors and brings valuable insight to our Board of Directors as a result of his broad range of business skills and his financial literacy and expertise and executive and management leadership skills. Mr. Eisen honed these skills and expertise during his long and successful business career as Chairman and Managing Member of Bedford Oak,   a Senior Vice President of Travelers and Primerica, as well as his service on other public company and institutional boards.

Peter M. Donovan, 75, has served as a director of the Company since December 19, 2012. Through December 19, 2015, Mr. Donovan was the Chief Executive Officer of The Winthrop Corporation (“Winthrop”) and through its wholly-owned subsidiaries Wright Investors’ Service, Inc. (“Wright”), Wright Investors’ Service Distributors, Inc. (“WISDI”) and Wright’s wholly-owned subsidiary, Wright Private Asset Management, LLC (“WPAM”) (collectively, the “Wright Companies”).  Through December 19, 2017, Mr. Donovan was the Executive Chairman of the Board of Winthrop.  Mr. Donovan worked at Jones, Kreeger & Co., in Washington, D.C. prior to joining Wright in 1966.  At Wright, Mr. Donovan was responsible for the overall management of Wright. Mr. Donovan became President of Winthrop and Wright in 1988 and Chief Executive Officer in 1996 and retired from Wright in December 2017.  He is co-author of Worldscope Industrial Company Profiles and Worldscope Financial Company Profiles.  Mr. Donovan is a chartered financial analyst. Mr. Donovan is Chairman of the Board of Trustees of the School for Ethical Education.  He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.  Mr. Donovan received a BA in Economics from Goddard College.

Mr. Donovan is qualified to serve on our Board of Directors because of his extensive business skills and experiences in the financial services industry and his financial literacy and expertise.

Marshall S. Geller, 79, has served as a director of the Company since January 14, 2015.  Mr. Geller was  a Founder and Senior Investment Partner of St. Cloud Capital, LLC, a Los Angeles based private equity fund formed in December 2001 until June 2017.   He has spent more than 50 years in corporate finance and investment banking, including 21 years as a Senior Managing Director of Bear, Stearns & Co., with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East.  Mr. Geller has served as a director of GP Strategies, a global performance solutions provider, since 2002, currently serves as a director of COR Capital LLC and is a director of VerifyMe, Inc. ,a provider of physical, cyber and biometric security solutions, since August 2017.    Harvey Eisen, the Company’s Chairman and Chief Executive Officer is the Chairman of GP Strategies and Richard Pfenniger, a director of the Company, is also a director of GP Strategies.  Mr. Geller also serves on advisory boards to UCLA Health Systems.   Mr. Geller is on the Board of Governors of Cedars-Sinai Medical Center, Los Angeles and also serves on the Dean's Advisory Council for the College of Business & Economics at California State University, Los Angeles.

1

Mr. Geller is qualified to serve on our Board of directors due to his experience as the managing partner of a private equity fund and a director of other public companies, Mr. Geller brings to the Board many years of experience and expertise as an investor in and advisor to companies in various sectors.

Richard C. Pfenniger Jr., 62,  has served as a director of the Company since March 31, 2015.  Mr. Pfenniger served as Interim Chief Executive Officer of Vein Clinics of America, Inc. from May 2014 to February 2015 and also served as Interim Chief Executive Officer of IntegraMed America, Inc., a manager of outpatient medical fertility centers, from January to June 2013. From 2003 until 2011, Mr. Pfenniger served as the Chairman of the Board, President and Chief Executive Officer of Continucare Corporation, a provider of primary care physician services. Mr. Pfenniger was the Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc., a provider of career-oriented higher education, from 1997 until 2003. From 1994 to 1997, Mr. Pfenniger served as the Chief Operating Officer of IVAX Corporation, and from 1989 to 1994 he served as the Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation, a multi-national pharmaceutical company. Prior thereto, Mr. Pfenniger was engaged in the private practice of law. Mr. Pfenniger also currently serves as a Director of TransEnterix, Inc., a medical device company,  OPKO Health, Inc., a multi-national pharmaceutical and diagnostics company, Biocardia, Inc., a regenerative medicine company, GP Strategies, a global performance solutions provider, and IntegraMed America, Inc.

The Company believes that Mr. Pfenniger’s prior experience as a Chief Executive Officer of a public company and his other senior management roles, each of which have required him to balance the demands of clients, employees and investors, makes him a valuable addition to the Company’s Board of Directors.

Lawrence G. Schafran, 79, is a private investor and has served as a director and chairman of the audit committee of the Company since 2006.  Mr. Schafran also serves as a director of Cupcake Digital, Inc., a developer of mobile applications focusing on the childrens market, Glasstech, Inc., a manufacturer and seller of glass bending and tempering systems, and VerifyMe, Inc., a provider of physical, cyber and biometric security solutions.   Mr. Schafran also served as director of other public and private companies, and as a Managing Director of Providence Capital, Inc., an investment and advisory firm from March 2003 until December 2012.

          Mr. Schafran is qualified to serve on our Board of Directors because of his extensive business skills and experiences and his financial literacy and expertise.  Mr. Schafran also possesses a broad range of experiences and skill garnered from the various leadership positions and from his service on other public company boards and committees.

Executive Officers Who Are Not a Director

Set forth below is the name of, and certain biographical information regarding executive officers of the Company who do not serve as directors of the Company.

Ira J. Sobotko, 61, has served as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company since 2008.  Mr. Sobotko served as Senior Vice President, Finance, Secretary and Treasurer of Five Star Products and as its principal financial officer from July 2007 until its sale by the Company in January 2010. From September 2005 through March 2007, Mr. Sobotko served as a financial consultant to various publicly traded companies, including the Company and Five Star Products and various emerging technologies companies.

2

Amit S. Khandwala, 54, has been the Co-Chief Executive Officer, Co-President, Chief Investment Officer and Chief Investment Officer of Global Equities at Winthrop as of December 19, 2015. From December 2012 to December 2014, Mr. Khandwala was a Senior Managing Director and Chief Investment Officer at Winthrop, and from December 2014 to December 2015 he was the Co- President and Chief Investment Officer  Mr. Khandwala received a BS in Economics, Accounting, International Business and Computers from the University of Bombay, India, and an MBA in Investments, Corporate Finance, and International Finance & International Marketing from the University of Hartford. Mr. Khandwala has overall responsibility for US and International equity management including the direction and implementation of quantitative equities research. Additionally, he is the portfolio manager for Wright’s equity products. Mr. Khandwala manages the Mid Core Strategy which received “Manager of the Decade 2014” as well as “Manager of the Decade 2013” award and “Top Guns Bull & Bear Masters – December 2014” for Large Growth Strategy from PSN/Informa. In addition, Mr. Khandwala also received “Best of The Best” award from PSN/Informa for the Large Growth Strategy he manages as of September 2014. Mr. Khandwala has been published in the Journal of Portfolio Management and has been involved in conducting empirical research in finance. He was also responsible for the management of 21 single country and regional funds domiciled in US and in Luxembourg. He is a member of the New York Society of Security Analysts. Mr. Khandwala is quadralingual in English, Hindi, Gujarati and Marathi. In 2006, Mr. Khandwala received the Anchor Award from the University of Hartford as a distinguished alumnus. In 2014, Mr. Khandwala was selected Chairman of the Board of St. Vincent’s Medical Center Foundation, and served through 2016. In 2016, Mr. Khandwala was selected to the Physicians Contract and Compensation Committee of the St. Vincent’s Medical Center. Mr. Khandwala is also a member of the Investment Committee of the St. Vincent’s Medical Center Foundation. Mr. Khandwala holds the Series 65 securities license. Mr. Khandwala joined Wright in 1986 and has  31 years of investment experience.

Corporate Governance

General

The Company is committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices. The Company’s Board of Directors and Nominating and Corporate Governance Committee actively review and evaluate the Company’s corporate governance practices. This review includes comparing the Board’s current governance policies and practices with those suggested by corporate governance authorities as well as the practices of other public companies of comparable size. The Board of Directors has adopted those corporate governance policies and practices that its evaluation suggests are the most appropriate for the Company.

Audit Committee

Our Audit Committee is currently composed of Lawrence G. Schafran and Marshall S. Geller. The Board of Directors affirmatively determined that Mr. Schafran and Mr. Geller are independent, in accordance with The Nasdaq Stock Market (“Nasdaq”) independence criteria and for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board of Directors determined that each of Messrs. Schafran and Geller is able to read and understand financial statements and that each of Messrs. Schafran and Geller has accounting or related financial management expertise in accordance with the applicable rules of Nasdaq. The Board of Directors also determined that each of Messrs. Schafran and Geller, who serve as the Audit Committee financial experts, has the accounting or related financial management expertise necessary to be considered a “financial expert” under SEC rules.

The Audit Committee is responsible for maintaining free and open communications among itself, the independent registered public accounting firm and Company management. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of the Company’s financial statements and the financial reporting process, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the Company’s systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements,  the performance of the Company’s internal audit function and the engagement of the independent registered public accounting firm.

3

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file reports regarding ownership of the Company’s common stock with the SEC, and to furnish the Company with copies of all such reports. Based on a review of these filings, the Company believes that with respect to the most recently concluded fiscal year, all such reports were timely filed.

Code of Ethics

The Company has adopted a Code of Ethics for its principal executive officer, senior financial officers, including the principal financial officer and the principal accounting officer, and persons performing similar functions for its subsidiaries. If the Company makes any substantive amendment to the Code of Ethics or grants any waiver from a provision of the Code of Ethics for said executive officers, the Company will disclose the nature of such amendment or waiver in a filing on Form 8-K. The Code of Ethics was originally filed as Exhibit 14.1 to the Company’s Form 10-K for the year ended December 31, 2004, which was filed with the SEC on April 15, 2005 and is incorporated by reference herein. The Company will also provide a copy of such Code of Ethics to any person, without charge, upon written request made to the Company’s Secretary at the following address: Wright Investors’ Service Holdings, Inc., Attn: Secretary, 177 West Putnam Avenue, Greenwich, CT 06830.

ITEM 11.	EXECUTIVE COMPENSATION

The Company has elected to use the Smaller Reporting Company rules issued by the SEC regarding the disclosure of executive compensation.  Under these rules, the Company provides a Summary Compensation Table covering 2017 and 2016 compensation for the individual who served as principal executive officer in 2017 and for three individuals who are the most highly-compensated executive officers other than the individual who served as principal executive officer (to whom we refer collectively as our “named executive officers”) and Outstanding Equity Awards at Year-End Table and certain narrative disclosures.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of the Company’s Named Executive Officers for the fiscal years ended December 31, 2017 and 2016.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1) (2)(3)	Total
		($)	($)	($)	($)
Harvey P. Eisen, Chairman of the Board and Chief Executive Officer (Principal Executive	2017	15,000	0	1,343	16,343
Officer) (1)	2016	20,000	0	1,318	21,138
Ira J. Sobotko, Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting	2017	150,000	0	11,767	161,767
Officer) (2)	2016	150,000	0	11,716	161,716
Peter M. Donovan, Chairman of the Board, of	2017	200,000	0	22,245	222,245
Winthrop (3)	2016	200,000	6,250	3,047	209,297

Amit S. Khandwala, Co- Chief Executive Officer of Winthrop (4)	2017	312,799	0	483	313,282
	2016	318,109	6,250	483	324,842

4

(1)	For Mr. Eisen, the amount reflected under “All Other Compensation” is comprised of:

•	$1,343 and $1,318 for 2017 and 2016, respectively, for life insurance premiums;

          The Compensation Committee of the Company increased the compensation of Harvey P. Eisen the Company’s Chairman and Chief Executive Officer to $25,000 per month from $15,000 annually, effective January 1, 2018, due to new strategic matters related to Winthrop.

(2)	For Mr. Sobotko, the amount reflected under “All Other Compensation” is comprised of:

•	$2,167 and $2,116 for 2017 and 2016, respectively, for life insurance premiums;

•	$9,600 for each of 2017 and 2016 for auto expense allowance.

(3)
Mr. Donovan was the Chief Executive Officer of Winthrop, which became a subsidiary of the Company on December 19, 2012 in connection with the Company’s acquisition of Winthrop. Mr. Donovan was the Executive Chairman of Winthrop from December 2015 to December 2017. Effective December 19, 2017, Mr. Donovan was no longer employed by the Company.  For Mr. Donovan, the amount reflected in “All Other Compensation” is comprised of:

•	$3,047 for 2017 and 2016, for life insurance premiums.

•	$19,198 and $0 for 2017 and 2016, respectively for personal auto usage.

(4)
Mr. Khandwala, effective December 19, 2015 became the Co-Chief Executive Officer (with Mr. Eisen) of Winthrop, at which time Mr. Khandwala became a Named Executive Officer of the Company. For Mr. Khandwala, the amount reflected in “All Other Compensation” is comprised of:

•	$483 in 2017 and 2016 for life insurance premiums.

5

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information concerning the holdings of unexercised and vested options to purchase shares of common stock of the Company for each of the named executive officers at December 31, 2017.

Name	Number of Shares of Common Stock Underlying Unexercised Options which are Exercisable	Number of Shares of Common Stock Underlying Unexercised Options which are Unexercisable	Option Exercise Price Per Share of Common Stock	Option Expiration Date
	(#)	(#)	($)
Harvey P. Eisen	250,000(1)	-	$1.36	April 28, 2020

(1)	These options were fully vested at December 31, 2017.

6

Overview of Material Compensation Arrangements with Our Named Executive Officers

The following is a summary of the material terms of employment and compensation arrangements pursuant to which compensation was paid to our named executive officers for their service with the Company or its subsidiaries for the fiscal year ended December 31, 2017.

The Company has no current outstanding employment agreement with any executive officer.

Harvey P. Eisen

The Compensation Committee of the Board of Directors of the Company increased the compensation of Harvey P. Eisen the Company’s Chairman and Chief Executive Officer, effective January 1, 2018, to $25,000 per month from $15,000 annually.

On April 28, 2010, our Board of Directors granted to Mr. Eisen for his role in the completion of the sale of both the Company’s undeveloped real property located in Pawling, New York in 2010 and the sale Five Star Products, the latter of which closed in January 2010, an option to purchase 250,000 shares of common stock, of the Company granted under the Company’s 2007 Incentive Stock Plan. The options have an exercise price of $1.36 per share, which was equal to the fair market value on the date of grant, vested over three years, in approximately one-third increments each year, commencing on the first anniversary of the date of grant and have a term of ten years, subject to earlier termination as provided in the form of option agreement. The options were fully vested at December 31, 2017.

Ira J. Sobotko

Mr. Sobotko serves as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.   Mr. Sobotko’ s salary was reduced to $150,000, effective February 1, 2014.  Mr. Sobotko had requested that the Company’s Board and Compensation Committee approve this reduction as a result of the Company’s then current operating losses.

Peter Donovan

On the Closing Date the Company, completed the merger (the “Merger”) of a wholly-owned subsidiary of the Company (“MergerSub”) with and into The Winthrop Corporation, a Connecticut corporation (“Winthrop”), pursuant to that certain  Agreement and Plan of Merger (the “Merger Agreement”) dated June 18, 2012.  Simultaneously with the execution of the Merger Agreement, and as an inducement to the Company’s entering into the Merger Agreement, the Company entered into  an employment agreement with Mr. Donovan (the “Employment Agreement”), which was effective at the Closing of the Merger.  Pursuant to his Employment Agreement, Mr. Donovan  served as Chief Executive Officer of Winthrop.  Mr. Donovan’s Employment Agreement provided for a term of five years, with automatic annual renewals unless notice of non-renewal was given at least six months prior to the applicable employment period.  Mr. Donovan received an annual base salary of $300,000, subject to increases at the discretion of the Compensation Committee of Winthrop‘s Board of Directors.  During the initial term of Mr. Donovan’s Employment Agreement but subsequent to the third anniversary of the Closing, in the sole discretion of the Board of Directors of Winthrop, Mr. Donovan assumed the position of Executive Chairman of Winthrop in lieu of his position as Chief Executive Officer of Winthrop, with such authority, duties and responsibilities as are commensurate with his position as Executive Chairman and such other duties and responsibilities as may reasonably be assigned to him by the Chief Executive Officer of the Company.  Effective December 19, 2015, pursuant to the terms and conditions of his Employment Agreement, Mr. Donovan assumed the position of Executive Chairman of Winthrop in lieu of the position of Chief Executive Officer of Winthrop.  As Executive Chairman, Mr. Donovan was entitled to an annual base salary of $200,000.  Mr. Donovan’s contract was terminated effective December 19, 2017, and he is no longer employed by the Company.

Amit S. Khandwala

On December 18, 2015, the Company appointed Amit S. Khandwala and Harvey P. Eisen as Co-Chief Executive Officers of its primary operating subsidiary, the Winthrop Corporation (“Winthrop”), effective December 19, 2015. Mr. Khandwala currently receives an annual base salary of $250,000 plus sales commissions.

7

DIRECTOR COMPENSATION

Only directors who are not employees of the Company or its subsidiaries are entitled to receive compensation for service as a director. The table below summarizes the total compensation paid to or earned by each director of the Company (who is not also a named executive officer) for the fiscal year ended December 31, 2017.

2017 Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
	($)	($)	($)	($)
Lawrence G. Schafran	8,750 (1)	40,000 (1)	0	48,750
Richard C. Pfenniger Jr.	6,750 (2)	89,028 (2) (4)	0	95,778
Marshall S. Geller	8,750 (3)	89,444 (3) (4)	0	98,194

(1)	Mr. Schafran received 75,704 shares of Company common stock as $40,000 of his annual director’s fee.

(2)	Mr. Pfenniger received 70,792 shares of Company common stock as $32,500 of his annual director’s fee.

(3)	Mr. Geller received 33,255 shares of Company common stock as $37,500 of his annual director’s fee.

(4)
100,000 Restricted Stock Units (RSUs) were issued on each of January 19, 2015 and March 31, 2015, respectively to Mr. Geller and Mr. Pfenniger.  The RSUs  vest equally over 3 years, with the first third vesting in January and March 2016, respectively.  The RSUs are valued based on the closing price of the Company’s common stock on January 19, 2015 and March 31, 2015 of $1.70 and $1.85, respectively, less an average discount of 8% for post-vesting restrictions on sale until the three-year anniversary of the grant date, or an average price per share of $1.56 and $1.70, respectively.  The Company recorded compensation expense of $51,944 and $56,528, respectively, for Mr. Geller and Mr. Pfenniger for the year ended December 31, 2017 related to these RSUs.  The RSU’s are fully vested and are currently issuable, and are included in the total shares of common stock outstanding at April 20, 2018.

8

Director Compensation Program

Directors who are not employees of the Company or its subsidiaries receive:

•
annual director compensation of (i) $25,000, paid in quarterly installments of $6,250 (except the Vice Chairman of the Board of Directors (currently the Company does not have a Vice Chairman) who is to receive annual director compensation of $35,000, paid in quarterly installments of $8,750);

•
$1,500 in cash for each meeting of the Board of Directors and for each committee meeting attended in person and $750 in cash for each Board of Directors or Board committee meeting attended by means of conference telephone connection;

•
annual director compensation of $5,000, paid in quarterly installments of $1,250, to each member of the Audit Committee (except the Chairman of the Audit Committee who is to receive annual compensation of $10,000), plus $750 in cash for each meeting of the Audit Committee attended in person and $500 in cash for each meeting of the Audit Committee attended by telephone, except that the per meeting attendance fee is reduced to $500 for attendance at any Audit Committee meeting held on the same day as a regular or special meeting of the Board; and

•
annual director compensation of $2,500, paid in quarterly installments of $625, to each member of the Compensation Committee and each member of the Nominating and Corporate Governance Committee (except the Chairman of each such Committee, who is to receive annual compensation of $5,000), plus $750 in cash for each meeting of the Audit Committee attended in person and $500 in cash for each meeting of the Audit Committee attended by telephone, except that the per attendance meeting fee is reduced to $500 for attendance at any Nominating and Corporate Governance Committee meeting held on the same day as a regular or special meeting of the Board.

All of the sums designated above as “annual director compensation” are required to be paid in Company common stock; provided that (1) common stock issued in lieu of annual compensation is valued at the average between the closing bid and ask price on the day prior to the date upon which the annual compensation became payable, and (2) all right, title and interest in and to common stock issued will vest in the receiving director upon issuance.

9

ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Principal Stockholders

The following table sets forth the number of shares of common stock beneficially owned as of April 20, 2018 by each person who is known by the Company to own beneficially more than five percent of outstanding Company common stock other than executive officers or directors of the Company, whose beneficial ownership is reflected in the Security Ownership of Directors and Executive Officers table below.  There were 19,476,070 shares of Company common stock outstanding on April 20, 2018.

Security Ownership of Principal Stockholders Table

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Bedford Oak Advisors, LLC 177 West Putnam Avenue Greenwich, CT 06830	5,070,017 (1)	26.03%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	1,957,750 (2)	10.05%
Frost Gamma Investments Trust 4400 Biscayne Blvd. Miami, FL 33137	1,321,707 (3)	6.79%
____________
(1)
Based on a Schedule 13D/A filed jointly by Bedford Oak Advisors, LLC (“Bedford Oak”), Bedford Oak Capital, L.P. (“Capital”), Bedford Oak Acorn, L.P. (“Acorn”) and Mr. Eisen with the SEC on December 20, 2012, and updated for other information known to the Company, including various Form 4’s filed jointly by Bedford Oak, Capital and Mr. Eisen with the SEC through April 20, 2018,  Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak, the investment manager of Capital and Acorn and certain other private investment partnerships.  Does not include options to purchase 250,000 shares of Company common stock exercisable by Mr. Eisen within 60 days of April 20, 2018.  See Security Ownership of Directors and Executive Officers table below.

(2)
Based on a Schedule 13D/A filed jointly by Gabelli Funds, LLC, GGCP, Inc., GAMCO Investors, Inc., GAMCO Asset Management, Inc., MJG Associates, Inc., Teton Advisors and Mario J. Gabelli with the SEC on April 13, 2017.

(3)	Based on a Schedule 13G filed by Frost Gamma Investments Trust with the SEC on February 3, 2015.

10

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of Company outstanding common stock as of April 20, 2018 by each person who is a director or named executive officer of the Company as of such date, naming each such person, and all persons who are directors and executive officers of the Company as of such date, as a group.

Security Ownership of Directors and Executive Officers Table

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Harvey P. Eisen	5,320,017	(1)	26.97%
Marshall S. Geller	639,843	(2)	3.29%
Lawrence G. Schafran	318,570	(3)	1.63%
Ira J. Sobotko	625	(4)	*
Peter M. Donovan	1,047,999		5.38%
Richard C. Pfenniger	402,176	(5)	2.06%
Amit S. Khandwala	182,200		*
Directors and executive officers as a group (7 persons) (6)	7,911,430		39.90%
_________________
* The number of shares owned is less than one percent of the outstanding shares.

(1)
Includes 5,070,017 shares of Company common stock beneficially owned by Bedford Oak, Capital and Acorn.  Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak, the investment manager of Capital and Acorn.  See footnote 1 to Principal Stockholders table above.  Also includes 250,000 shares of Company common stock issuable upon the exercise of options that are fully vested and exercisable by Mr. Eisen within 60 days of April 20, 2018.

(2)
Includes 100,000 RSU’s,  each  representing the initial right to receive on the settlement date(s) one share of common stock, par value $.01 per share, of the Company. The RSU’s are fully vested and are currently issuable, and are included in the total shares of common stock outstanding.

(3)	Includes 100,000 shares of Company common stock issuable to Mr. Schafran upon the exercise of options, all of which are fully vested and exercisable by Mr. Schafran within 60 days of April 20, 2018.

(4)	Includes 625 shares of Company common stock owned by Mr. Sobotko individually.

(5)
Includes 100,000 RSU’s, each representing the initial right to receive on the settlement date(s) one share of common stock, par value $.01 per share, of the Company. The RSU’s are fully vested and are currently issuable, and are included in the total shares of common stock outstanding.

(6)
Includes Messrs. Geller, Pfenniger, Schafran and Donovan, each of whom is currently a director of the Company, Mr. Eisen who is currently a director and a named executive officer of the Company, and Mr. Sobotko and Mr. Khandwala each of whom is currently a named executive officer of the Company.

11

Equity Compensation Plan Information

The following table provides information as of December 31, 2017 with respect to shares of Company common stock that may be issued under existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, Restricted Stock Units and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	750,000	$1.35	9,641,786

(1)
Consists of: (i) the 2003 Stock Plan, as amended, which was originally adopted by the Board of Directors and approved by the sole stockholder of the Company on November 3, 2003 and the amendment thereto, which was approved by the Board of Directors of the Company on March 1, 2007 and by the stockholders of the Company on December 20, 2007; and (ii) the 2007 Incentive Stock Plan, which was approved by the Board of Directors on July 30, 2007 and by the stockholders of the Company on December 20, 2007.

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Wright acts as an investment advisor, its subsidiary acts as a principal underwriter and one officer of Winthrop is also an officer for a family of mutual funds from which investment management and distribution fees are earned based on the net asset values of the respective funds.   Such fees, which are included in Other investment advisory services, amounted to $403,000 and $778,000 for the years ended December 31, 2017 and 2016, respectively.  Effective October 1, 2017, the Boards of Trustees of the Wright Mutual Funds approved the elimination of the Rule 12b-1Distribution Plan and shareholder services fee applicable to each Fund. As a result, Fund shareholders will no longer pay a 12b-1 fee or shareholder services fee.

On April 2,  2018, the Boards of Trustees of The Wright Managed Equity Trust and The Wright Managed Income Trust (the “Trusts”)  issued a press release announcing that they had voted to liquidate and terminate each of the Wright Selected Blue Chip Equities Fund (WSBEX), the Wright Major Blue Chip Equities Fund (WQCEX), the Wright International Blue Chip Equities Fund (WIBCX) and the Wright Current Income Fund (WCIFX) (the “Funds”) effective on or about April 30, 2018 (the “Liquidation Date”).  Based upon a recommendation of the Funds’ investment adviser, Wright Investors’ Service, Inc., the Boards approved the liquidation of the Funds.  Wright Investors’ Service Holdings, Inc, does not believe the liquidation of the Funds will have a material adverse impact on its business operations, financial condition, or results of operations.

Transactions with EGS, LLC

The Company entered into a Limited Liability Company Agreement dated April 28, 2015 by and among EGS, LLC,  a newly formed Delaware limited liability company (“EGS”) and the members named therein.  The Company invested $333,333 and acquired 333,333 Units, representing a 33.33% Membership Interest in EGS. In addition to the Company, EGS has three other members, one of whom is Marshall Geller, a member of the Company’s Board of Directors. The EGS transaction, as well as Mr. Geller’s participation in the transaction, received the prior approval of the Company’s Audit Committee.  Mr. Geller is the Managing Member of the LLC and also invested $333,333 and acquired 333,333 Units, representing a 25% Membership Interest in EGS.  Mr. Geller also received 166,666 Warrants with an exercise price of $1.00 per share that expire in five years.

On July 27, 2016, FINRA suspended Merriman’s securities business due to an ongoing dispute over accounting for working capital, and Merriman Capital Inc. (“MC”) filed a Broker Dealer Withdrawal with the SEC to begin the process of terminating its licenses.  Substantially all of Merriman’s revenues are derived from MC.  Merriman has not made the April 2016 interest payment or the $1,333,333 principal payment that was due to mature in July 2016, and is currently in default of the Note with EGS.

12

The above events indicate that EGS may not be able to recover all or a significant portion of the carrying amount of the Note and accordingly, in the quarter ended June 30, 2016, EGS discontinued accruing interest income on the Note and provided a valuation allowance and related provision for loss for the entire carrying amount of the Note, including accrued interest in a prior quarter.  During the years ended December 31, 2017 and 2016, there were no amounts recovered from the Company’s investment in EGS.

Other Compensation

See the narrative disclosure following the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year-End Table in “Item 11. Executive Compensation” for summaries of the compensation arrangements and agreements in which the Company and its executive officers and directors are participants.

Director Independence

The Company is not subject to the listing requirements of any securities exchange, including Nasdaq, because the Company’s common stock is traded on the over-the-counter bulletin pink sheets  However, in July 2007, the Board of Directors adopted the standards for independence for Nasdaq-listed companies, and the independence determinations that follow are based upon the criteria established by Nasdaq for determining director independence and upon the criteria established by Nasdaq and the SEC for determining Audit Committee member independence.

The Board of Directors determines the independence of its members through a broad consideration of all relevant facts and circumstances, including an assessment of the materiality of any relationship between the Company and a director. In making each of these independence determinations, the Board of Directors considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning his independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company.

Using the objective and subjective independence criteria enumerated in the Nasdaq marketplace rules listing requirements and SEC rules, the Board of Directors has reviewed all relationships between each director and the Company and, based on this review, the Board of Directors has affirmatively determined that, in accordance with Nasdaq independence criteria, (i) Messrs. Geller, Pfenniger and Schafran are independent, and that (ii) Messrs. Eisen and Donovan are not independent.

13

ITEM 14.	PRINCIPAL ACCOUNTING FEES AND SERVICES

The fees billed for services rendered for 2017 and 2016 by EisnerAmper LLP, were as follows:

	2017	2016

Audit Fees (1)	$169,500	$164,500
_____________

(1)
Audit fees consisted principally of fees for the audit of the annual financial statements and reviews of the condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and review of the Company’s 10-K containing proxy statement disclosure.

Policy on Pre-Approval of Services Provided by Independent Auditor

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of EisnerAmper LLP are subject to specific pre-approval policies.  In 2017 and 2016, all audit services and other services to be performed by EisnerAmper LLP require pre-approval by the Audit Committee in accordance with pre-approval policies established by the Board of Directors.  The procedures require that all proposed engagements of EisnerAmper LLP for services of any kind be directed to the Audit Committee prior to the beginning of any service.

All services provided by the independent registered public accounting firm for 2017 and 2016 were approved in advance by the Audit Committee of the Board of Directors.

PART IV

ITEM 15.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

See accompanying Index to Exhibits.

14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.

Date: April 27, 2018	By:	/s/ IRA J. SOBOTKO
		Name:	Ira J. Sobotko
		Title:	Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

15

INDEX TO EXHIBITS

Number		Description

31.1	*	Certification of Principal Executive Officer
31.2	*	Certification of Principal Financial Officer
_________
*	Filed herewith

16

ANNEX D — QUARTERLY REPORT ON FORM 10-Q FOR THE THREE MONTHS
 ENDED MARCH 31, 2018 OF THE COMPANY

D-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q
(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2018

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____ to _____

Commission File Number: 000-50587

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	13-4005439
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

177 West Putnam Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip code)

(914) 242-5700
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes  ☒  No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes  ☒  No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or, an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company”, and “emerging growth company”, in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if smaller reporting company)	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐  No  ☒

As of May 1, 2018, there were 19,476,070 shares of the registrant’s common stock, $0.01 par value, outstanding.

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.

PART I. FINANCIAL INFORMATION

Item 1.	Financial Statements.

WRIGHT INVESTORS' SERVICE HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2018	2017
Revenues
Investment management services	$570	$492
Other investment advisory services	603	669
Financial research and related data	216	183
	1,389	1,344
Expenses
Compensation and benefits	859	917
Other operating	782	791
Transaction costs	132	-
	1,773	1,708

Operating loss	(384)	(364)
Interest expense and other loss, net	(20)	(26)
Loss before income taxes	(404)	(390)
Income tax expense	(13)	(12)
Net loss	$(417)	$(402)

Basic and diluted net loss per share	$(0.02)	$(0.02)

See accompanying notes to condensed consolidated financial statements.

1

WRIGHT INVESTORS' SERVICE HOLDINGS, INC.
 CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)

	March 31,	December 31,
	2018	2017
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$5,681	$6,018
Accounts receivable	161	304
Income tax receivable	148	-
Prepaid expenses and other current assets	363	431

Total current assets	6,353	6,753

Property and equipment, net	87	100
Intangible assets, net	1,519	1,618
Goodwill	3,364	3,364
Deferred tax asset	-	148
Investment in undeveloped land	355	355
Other assets	108	108
Total assets	$11,786	$12,446

Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$628	$729
Deferred revenue	10	6
Income taxes payable	43	30
Current portion of officers retirement bonus liability	165	190
Total current liabilities	846	955

Officers retirement bonus liability, net of current portion	447	467
Total liabilities	1,293	1,422

Stockholders’ equity
Common stock	199	199

Additional paid-in capital	33,976	33,933

Accumulated deficit	(21,983)	(21,409)

Treasury stock, at cost (815,219 shares at March 31, 2018 and December 31, 2017)	(1,699)	(1,699)
Total stockholders' equity	10,493	11,024
Total liabilities and stockholders’ equity	$11,786	$12,446

See accompanying notes to condensed consolidated financial statements.

2

WRIGHT INVESTORS' SERVICE HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities

Net loss	$(417)	$(402)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	112	102
Interest expense related to officers retirement bonus liability	17	22
Equity based compensation, including issuance of stock to directors	43	54
Changes in other operating items, net :
Accounts receivable	(14)	16
Deferred tax asset	148	-
Deferred revenue	4	(7)
Officers retirement bonus liability	(62)	(50)
Income taxes payable/receivable	(135)	12
Prepaid expenses and other current assets	68	88
Accounts payable and accrued expenses	(101)	(21)
Net cash used in operating activities	(337)	(186)

Cash flows from investing activities
Additions to property and equipment	-	(23)
Net cash used in investing activities	-	(23)

Net decrease in cash and cash equivalents	(337)	(209)
Cash and cash equivalents at the beginning of the period	6,018	7,026
Cash and cash equivalents at the end of the period	$5,681	$6,817

See accompanying notes to condensed consolidated financial statements.

3

WRIGHT INVESTORS' SERVICE HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
THREE MONTHS ENDED MARCH 31, 2018
(UNAUDITED)

(in thousands, except per share data)

						Total
			Additional		Treasury	stock-
	Common stock		paid -in	Accumulated	stock , at	holders
	shares	amount	capital	deficit	cost	equity

Balance at December 31, 2017	19,962,014	$199	$33,933	$(21,409)	$(1,699)	$11,024
ASC 606 cumulative adjustment		-	-	(157)	-	(157)
Adjusted balance at January 1, 2018	19,962,014	199	33,933	(21,566)	(1,699)	10,867
Net loss	-	-	-	(417)	-	(417)
Equity based compensation expense	-	-	16	-	-	16
Shares issuable for vested restricted stock units	200,000
Issuance of common stock to directors	129,975	-	27	-	-	27

Balance at March 31, 2018	20,291,989	$199	$33,976	$(21,983)	$(1,699)	$10,493

See accompanying notes to condensed consolidated financial statements.

4

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.

Notes to Condensed Consolidated Financial Statements

Three months ended March 31, 2018 and 2017

(unaudited)

1.	Basis of presentation and description of activities

 Basis of presentation

The accompanying interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America “US GAAP” for interim financial information and with the instructions to Form 10-Q and Article 8 of Regulation S-X.  The information and note disclosures normally included in complete financial statements have been condensed or omitted pursuant to such rules and regulations.  The Condensed Consolidated Balance Sheet as of December 31, 2017 has been derived from audited financial statements. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2017 as presented in our Annual Report on Form 10-K. In the opinion of management, this interim information includes all material adjustments, which are of a normal and recurring nature, necessary for a fair presentation. The results for the 2018 interim period are not necessarily indicative of results to be expected for the entire year.

 Description of activities

The Winthrop Corporation, a Connecticut Corporation (“Winthrop”) is a wholly- owned subsidiary of Wright Investors’ Service Holdings, Inc. (hereinafter referred to as the “Company” or “Wright Holdings”), and through its wholly-owned subsidiaries Wright Investors’ Service, Inc. (“Wright”), Wright Investors’ Service Distributors, Inc. (“WISDI”) and Wright’s wholly-owned subsidiary, Wright Private Asset Management, LLC (“WPAM”) (collectively, the “Wright Companies”), offers investment management services,  financial advisory services and investment research to large and small investors, both taxable and tax exempt.  WISDI is a registered broker dealer with the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Securities and Exchange Commission.

2.	Revenue recognition from contracts with customers

In May 2014, the FASB issued ASU 2014-09, Revenues from Contracts with Customers (Topic 606) (“ASU 2014-09”), as subsequently amended, that outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most recent revenue recognition guidance, including industry-specific guidance.  The core principle of the revenue model is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  This standard is effective for public companies for years ending after December 15, 2017, with early adoption permitted.

The Company  adopted the new standard on January 1, 2018, using the modified retrospective method, which provides for a cumulative effect adjustment in the amount of $157,000 to beginning 2018 accumulated deficit and to opening Accounts receivable for the revenue related to the recognition of financial research data and sub advisor fees. The revenue for the three months ended March 31, 2018 if recorded under the previous accounting guidance, was not materially different from the revenue recognized upon the adoption of ASC 606 on January 1, 2018.

The Company provides three distinct services for which it recognizes revenue:

Investment management services
Winthrop earns revenue primarily by charging fees based upon Assets Under Management (“AUM”). Its offerings include investment management solutions utilizing individual securities or mutual funds.

The Company charges a fee for its services based on the Agreement, this is computed on the basis of the cash and market value of property deposited in the account at the time the client's account is established. Revenue is recognized based on the market value of the assets under management at end of the preceding quarter at a pre-established rate, per contract.

Other investment advisory revenue as defined, is generated by fees from services provided to Bank Trust Departments is recognized in the same manner as the Investment management services. Under ASC 606, the Company’s revenue recognition for all of its investment management contracts remained materially consistent with historical practice.

As of March 31, 2018, all opening and closing balances of Accounts receivable are attributed to investment advisory contracts with customers.

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Financial research services:
Revenue from the sale of financial research information and related data is derived from the distribution of investment research directly and through several third parties who act as distributors of such research content. The distribution through third parties is the Company’s main source of revenue for financial research services. The fees paid by the end client are divided between Winthrop and the distributor, primarily Thomson Reuters.

Upon adoption of ASC 606, the Company has changed its revenue recognition policy from estimating fees to be collected from third party distributors to recognizing revenue upon collection of fees from third party distributors when data is known. This change in revenue recognition for financial research and related data resulted in adjustment of $135,000 recorded as an increase to opening Accumulated deficit and a decrease to opening Accounts receivable on January 1, 2018 for the revenue related to the last fiscal quarterly data that was not available as of the reporting date.

Sub-advisor Fee:
Winthrop provides investment services as a sub-advisor from the principal managers (primarily from three entities) and it is paid a quarterly fee by the corresponding principal manager’s. Upon adoption of ASC 606, the revenue recognition policy has been changed from Winthrop accruing revenue for this type of service on a monthly basis as reported by the sub advisor. This change in revenue recognition for sub-advisory fees resulted in the Company recording an adjustment to increase opening Accumulated deficit and a decrease to Accounts receivable in the amount of $22,000 on January 1, 2018.

The Company, through its subsidiaries, enters into formal, written agreements with its customers that have commercial substance and that meet the criteria to identify the contract based on the new revenue recognition guidance, inclusive of the identification of each party’s rights regarding the services to be transferred and payment terms for such services.

Performance Obligations are identified by determining whether they are:

•
Capable of being distinct: A service is distinct if the customer can benefit from the service on its own or together with other resources that are readily available to the customer and distinct within the context of the contract.

•	Distinct within the context of the contract: The seller’s promise to transfer the service to the customer is separately identifiable from other promises in the contract.

1)	Investment management service:
The performance obligation relates to the investment management of the client’s account (service) which is an obligation capable of being and distinct within the context of the contract. This represents a single performance obligation that is continuously provided over the contract period.

The Company considers that recognizing revenue over time best represents the transfer of control to the customer for management investment activities. The Company considers that time elapsed (quarterly increments) to be the method that best represents the transfer of control to the customer for management investment activities.

2)	Financial research and related data:
For revenue related to internet and reselling subscriptions, the distinct performance obligation refers to the distribution of investment research directly and through several third parties who act as distributors of such research content.

The Company acts as an agent in this arrangement because it does not control (ASC 606-10-25-25 – ability to direct the use of, and obtain substantially of the remaining benefits from, the service) the specified service before it is transferred to a customer and such customer is a party to the executed service provider agreement and holds the rights to engage and direct the services of the third-party service provider. Per ASC 606-10-55-38, the Company would recognize revenue based on the net amount of consideration it expects to be entitled to for providing the service. As mentioned, since the Company cannot estimate the amount or the timing of when control is transferred to the customer’s and thus, it is not probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the number of customers that are using the research in a given period and revenue split for the given period is subsequently reported. As such, revenue will be recognized based on the revenue split for the sales activity received from the various entities.

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3)	Sub-advisor fee:
The performance obligation relates to the investment management of the Investment Manager’s client’s account (service) which is an obligation capable of being and distinct within the context of the contract between Winthrop and the Investment Manager. This represents a single performance obligation that is continuously provided over the contract period.

The Company acts as an agent in this arrangement because it does not control (ASC 606-10-25-25 – ability to direct the use of, and obtain substantially of the remaining benefits from, the service) the specified service before it is transferred to a customer and such customer is a party to the executed service provider agreement and holds the rights to engage and direct the services of the client. Per ASC 606-10-55-38, the Company would recognize revenue based on the net amount of consideration it expects to be entitled to for providing the service. As mentioned, since the Company cannot estimate the revenue amount, it is not probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the Investment Manager’s client pays the fee (“IM Fee”) for the given period and such fee is subsequently reported to Winthrop. As such, revenue will be recognized based on the revenue split for the IM Fee reported by the Investment Manager.

Additionally, it should be noted that contracts between the Company and its customers do not include performance-based fees, and there were no costs capitalized attributable to obtaining new customer contracts.

The services provided by the Company are satisfied over time because the customer simultaneously receives and consumes the benefits provided by the Company as the services are being performed.

3.	Adoption of new accounting guidance

In March 2016, the FASB issued ASU 2016-09, “Compensation- Stock Compensation (Topic 718):  Improvements to Employee Share Based Payment Accounting.”  ASU 2016-09 simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures and statutory tax withholding requirements, as well as classifications in the statement of cash flows.  ASU 2016-09 is effective for the fiscal years beginning after December 15, 2016 and interim periods within those fiscal years.  During 2017, the Company has adopted ASU 2016-09 which did not have any impact in the Company’s financial statements.  In accordance with ASU 2016-09, the Company has made the accounting policy election to continue to estimate forfeitures based upon historical occurrences. The Company has adopted this standard on January 1, 2018, which did not have a material impact on the consolidated financial statements.

 In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.  The ASU generally requires companies to measure investments in equity securities, except those accounted for under the equity method, at fair value and recognize any changes in fair value in net income. The new guidance must be applied using a modified-retrospective approach and is effective for periods beginning after December 15, 2017 and early adoption is not permitted.   The Company has adopted this standard on January 1, 2018, which did not have a material impact on the consolidated financial statements.

In May 2017, the FASB issued ASU 2017-09, “Compensation – Stock Compensation (Topic 708) Scope of Modification Accounting” which provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. Adoption of the Standard is required for annual and interim periods beginning after December 15, 2017 with the amendments in the update applied prospectively to an award modified on or after the adoption date. Early adoption is permitted. The Company has adopted this standard on January 1, 2018, which did not have a material impact on the consolidated financial statements.

4.	Certain new accounting guidance not yet adopted

 In February 2016, the FASB issued ASU 2016-02, leases (Topic 842), which supersedes the existing guidance for lease accounting, Leases (Topic 840).  ASU 2016-02 requires lessees to recognize leases on their balance sheets, and leaves lessor accounting largely unchanged.  The amendments in this ASU are effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  Early application is permitted for all entities.  ASU 2016-02 requires a modified retrospective approach for all leases existing at, or entered into after the date of initial application, with an option to elect to use certain transaction relief.  The Company is currently assessing the impact that the adaption of ASU 2016-02 will have on its financial statements.

 In January 2017, FASB issued ASU 2017-04, “Intangibles- Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”, which eliminates the second step of the previous FASB guidance for testing goodwill for impairment and is intended to reduce cost and complexity of goodwill impairment testing.  The standard is effective for periods beginning after December 15, 2019 for both interim and annual periods.  Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017.  The Company is currently assessing the impact that the adoption of ASU 2017-04 will have on its financial statements.

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5.	Per share data

Loss per share for the three months ended March 31, 2018 and 2017, respectively, is calculated based on 19,378,000 and 19,137,000 weighted average outstanding shares of common stock.  Included in these shares are vested RSUs of 211,970 and 145,304 for the quarters ended March 31, 2018 and 2017, respectively.

Options for 550,000 and 650,000 shares of common stock for the three months ended March 31, 2018 and 2017, and unvested RSUs for 66,667 shares of common stock for the three months ended March 31, 2017 were not included in the diluted computation as their effect would be anti-dilutive since the Company incurred net losses for both periods.

6.	Capital Stock

The Company’s Board of Directors, without any vote or action by the holders of common stock, is authorized to issue preferred stock from time to time in one or more series and to determine the number of shares and to fix the powers, designations, preferences and relative, participating, optional or other special rights of any series of preferred stock.

The Board of Directors authorized the Company to repurchase up to 5,000,000 outstanding shares of common stock from time to time either in open market or privately negotiated transactions. At March 31, 2018, the Company had repurchased 2,041,971 shares of its common stock and a total of 2,958,029 shares remained available for repurchase at March 31, 2018.

During the three months ended March 31, 2018, the Company issued 129,275 shares of Company common stock to the independent directors of the Company, in payment of their fourth quarter 2017 and first quarter 2018 quarterly directors fees.  The aggregate value of the shares of Company common stock issued was $55,000, or $27,500 for each period.

7.	Incentive stock plans and stock based compensation

Common stock options

The Company had initially adopted a stock-based compensation plan for employees and non-employee members of its Board of Directors in November 2003 (the “2003 Plan”), which was subsequently amended in March 2007 (the “2003 Plan Amendment”).  In December 2007, the Company adopted the National Patent Development Corporation 2007 Incentive Stock Plan (the “2007 NPDC Plan”).  The plans provide for up to 3,500,000 and 7,500,000 awards for shares under the 2003 Plan Amendment and 2007 NPDC Plan, respectively, in the form of discretionary grants of stock options, restricted stock shares, restricted stock units (RSUs) and other stock-based awards to employees, directors and outside service providers. The Company’s plans are administered by the Compensation Committee of the Board of Directors, which consists solely of non-employee directors. The term of any option granted under the plans will not exceed ten years from the date of grant and, in the case of incentive stock options granted to a 10% or greater holder of total voting stock of the Company, three years from the date of grant.  The exercise price of any option granted under the plans may not be less than the fair market value of the common stock on the date of grant or, in the case of incentive stock options granted to a 10% or greater holder of total voting stock, 110% of such fair market value.

The Company recorded $100 and $100, respectively, of compensation expense related to option grants for the three months ended March 31, 2018 and 2017. As of March 31, 2018, the number of shares reserved and available for award under the 2007 NPDC Plan is 6,141,786 and under the 2003 Plan Amendment is 3,400,000.

During the three months ended March 31, 2016, the Company issued 100,000 options to a consultant on March 28, 2016. The options issued on March 28, 2016 vest equally over 3 years, and are subject to post vesting restrictions for sale for three years. The options were issued at an exercise price of $1.29 per share, equal to market value at the date of the grant.  The grant-date fair value of the options were $0.50, which was estimated on the date of grant using the Black-Scholes option pricing model using the following assumptions:

Dividend yield	0%
Expected volatility	48.24%
Risk-free interest rate	1.21%
Expected life (in years)	4

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The fair value of the options granted on March 28, 2016 were reduced by an 8% discount for post vesting restrictions.

As of March 31, 2018, the unrecognized compensation expense related to non-vested options was $300.

The value of the options granted to the consultant are re-measured at each balance sheet date until performance is complete with the final measurement of fair value of the options made on the vesting dates.  The revised fair value is amortized over the remaining term of the option.

 As of March 31, 2018, there were outstanding options to acquire 550,000 common shares under the 2007 NPDC Plan, 516,666 of which were vested and exercisable, having a weighted average exercise price of $1.35 per share, a weighted average contractual term of 2.75 years and zero aggregate intrinsic value.

Restricted stock units

(a)
17,738 RSUs were granted to certain employees on February 4, 2013, which vest equally over three years, with the first third vesting on February 4, 2014.  At March 31, 2016, 11,701 of the RSU’s were fully vested.  The RSUs are valued based on the closing price of the Company’s common stock on February 4, 2013 of $2.40, less an average discount of 11% for post-vesting restrictions on sale until the three-year anniversary of the grant date, or an average price per share of $2.25.   There was no unrecognized compensation expense related to these  RSUs at March 31, 2018.

(b)
On January 19, 2015 and March 31, 2015, 100,000 RSUs were issued on each date to two newly appointed directors of the Company.  The RSUs will vest equally over 3 years. At March 31, 2018, the RSUs are fully vested and issuable. The RSUs are valued based on the closing price of the Company’s common stock on January 19, 2015 and March 31, 2015 of $1.70 and $1.85, respectively, less an average discount of 8% for post-vesting restrictions on sale until the three-year anniversary of the grant date, or an average price per share of $1.56 and $1.70, respectively.  The Company recorded compensation expense of $16,000 and $27,000 for the quarters ended March 31, 2018 and 2017, respectively, related to these RSUs.  There was no unrecognized compensation expense related to these RSUs at March 31, 2018.

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8.	Intangible Assets

At March 31, 2018, intangible assets subject to amortization which were recorded in connection with the acquisition of Winthrop consisted of the following (in thousands):

Intangible	Estimated useful life	Gross carrying amount	Accumulated Amortization	Net carrying amount

Investment management and Advisory Contracts	9 years	$3,181	$1,866	$1,315
Trademarks	10 years	433	229	204
		$3,614	$2,095	$1,519

For the three-month periods ended March 31, 2018 and 2017, amortization expense was $99,000 for each of the periods. The weighted-average amortization period for total amortizable intangibles at March 31, 2018 is 3.75 years.  Estimated amortization expense for each of the five succeeding years and thereafter is as follows (in thousands):

Year ending December 31,
2018 (remainder)	$298
2019	397
2020	397
2021	386
2022-2023	41
$1,519

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9.	Related party transactions

Wright acts as an investment advisor, its subsidiary acts as a principal underwriter and one officer of Winthrop is also an officer for a family of mutual funds from which investment management and distribution fees are earned based on the net asset values of the respective funds.   Such fees, which are included in Other investment advisory services, amounted to $81,000 and $145,000 for the quarters ended March 31, 2018 and 2017 respectively.

On April 2, 2018, the Boards of Trustees of The Wright Managed Equity Trust and The Wright Managed Income Trust (the “Trusts”) issued a press release announcing that they had voted to liquidate and terminate each of the Wright Selected Blue Chip Equities Fund (WSBEX), the Wright Major Blue Chip Equities Fund (WQCEX), the Wright International Blue Chip Equities Fund (WIBCX) and the Wright Current Income Fund (WCIFX) (the “Funds”) effective on or about April 30, 2018 (the “Liquidation Date”). Based upon a recommendation of the Funds’ investment adviser, Wright, the Boards approved the liquidation of the Funds. Wright Investors’ Service Holdings, Inc, does not believe the liquidation of the Funds will have a material adverse impact on its business operations, financial condition, or results of operations.

10.	Income taxes

For the three months ended March 31, 2018 and 2017, the Company recorded income tax expense from operations of $13,000 and $12,000, respectively.

Income tax expense represents minimum state taxes. No tax benefit has been recorded in relation to the pre-tax loss for the three months ended March 31, 2018 and 2017, due to a full valuation allowance to offset any deferred tax asset related to net operating loss carry forwards attributable to the losses.

11.	Retirement plans

a)
The Company maintains a 401(k) Savings Plan (the “Plan”), for full time employees who have completed at least one hour of service coincident with the first day of each month.  The Plan permits pre-tax contributions by participants.   Effective January 15, 2013, the employees of Winthrop and its subsidiaries were eligible to participate in the Plan, and the Company ceased matching the participants contributions.

b)
Winthrop maintains an officer retirement bonus plan (the “Bonus Plan”) that is an unfunded deferred compensation program providing retirement benefits equal to 10% of annual compensation, as defined, to those officers upon their retirement.   Effective December 1, 1999, the Plan was frozen so that no additional benefits will be earned.  The present value of the obligation under the Bonus Plan at March 31, 2018, is $612,000, of which $165,000 is estimated to be payable over the next twelve months. The liability is payable to individual retired employees at the rate of $50,000 per year in equal monthly amounts commencing upon retirement.  The liability was recorded at $885,000 at the date of acquisition, representing its estimated fair value computed based on its present value, utilizing a discount rate of 14%, which was estimated to be the acquired company’s weighted average cost of capital on such date from the perspective of a market participant.  The calculated discount of $1,027,000 at the date of acquisition is being amortized as interest expense over the period the obligation is outstanding by use of the effective interest method.  For the three months ended March 31, 2018 and 2017, interest expense, included in Interest expense and other income (loss), net amounted to $17,000 and $22,000, respectively. At March 31, 2018, the present value of the obligation under the Bonus Plan was $612,000, net of discount of $350,000.

12.	Contingencies and commitments

(a)
In August 2014, the Company entered into a five-year sublease in Greenwich, Connecticut for 10,000 square feet.  At March 31, 2018, annual future rent for the Greenwich, Connecticut space, under the sublease which expires on September 30, 2019 aggregated $387,000 payable as follows; $191,000 (remaining in 2018), and $196,000 (through September 30, 2019).  Rent expense charged to operations related to the facilities aggregated $70,000 and $68,000 in the three months ended  March 31, 2018 and March 31,2017 respectively.  The rent expense in the three months ended March 31, 2018 and 2017 included deferred rent of $6,000 and $4,000, respectively, due to straight lining the amounts payable over the lease term commencing in August 2014 upon the Company gaining access to the premises.

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(b)
On September 26, 2014, the Connecticut Department of Energy and Environmental Protection (“DEEP”) issued two Orders requiring the investigation and repair of two dams in which the Company and its subsidiaries have certain ownership interests.  The first Order requires that the Company investigate and make specified repairs to the ACME Pond Dam located in Killingly, Connecticut.  The second Order, as subsequently revised by DEEP on October 10, 2014, requires that the Company investigate and make specified repairs to the Killingly Pond Dam located in Killingly, Connecticut.  The Company has administratively appealed and contested the allegations in both Orders.  On July 27, 2017, the Company entered into a Consent Order with the DEEP relative to Killingly Pond Dam. The consent order requires the Company to continue to perform routine maintenance and administrative procedures, the cost of which is not material to the Company’s financial position or results of operations. As the administrative appeal of the Order relative to ACME Pond Dam remains pending, it is not possible at this time to evaluate the likelihood of, or to estimate the range of loss from, an unfavorable outcome.

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13.	Segment information

The Company through its wholly-owned subsidiaries has one operating segment which is engaged in the investment management and financial advisory business and which derives its revenue from investment management services, other investment advisory services and financial research.

The Company’s corporate operations are not considered an operating segment and the Company does not allocate corporate expense for management and administrative services or income and expense related to other corporate activity to its operating segment to measure its operations.  The Company’s management utilizes adjusted EBITDA to measure segment performance.  Adjusted EBITDA is a measure defined as EBITDA before corporate expense, equity-based compensation, transaction costs and non-operating income (expense).   EBITDA is a measure defined as earnings (loss) before interest, taxes, depreciation and amortization

Adjusted EBITDA is a non-GAAP measure and should not be construed as an alternative to operating loss or net loss as an indicator of the Company’s performance, or as an alternative to cash used in operating activities, or as a measure of liquidity, or as any other measure determined in accordance with GAAP.

Following is a reconciliation of adjusted EBITDA of the operating segment to loss before income taxes (in thousands):

	Three months ended March 31,
	2018	2017
Adjusted EBITDA of operating segment	$334	$172

Other operating expenses:
Corporate (1)	(431)	(380)
Depreciation and amortization	(112)	(102)
Equity based compensation	(43)	(54)
Transaction costs	(132)	-
Operating loss	(384)	(364)

Non- operating income (expense):
Interest expense and other loss, net	(20)	(26)

Loss before income taxes	$(404)	$(390)

Following is a summary of the Company's total
assets (in thousands):
	March 31,	December 31,
	2018	2017
Operating segment	$6,152	$6,160
Corporate (2)	5,634	6,286
	$11,786	$12,446

(1) Consists principally of compensation related expenses, facility costs and professional fees
(2) Consists principally of cash and cash equivalents

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14.	Subsequent event

On April 11, 2018, the Company, Khandwala Capital Management, Inc., a Connecticut corporation (“Purchaser”), and Amit S. Khandwala (“ASK”) entered into a Stock Purchase Agreement (the “Agreement”).  Pursuant to the Agreement, upon the terms and subject to the satisfaction or waiver of the conditions therein, the Company will sell, and Purchaser will purchase for cash (the “Sale”), all of the issued and outstanding stock (the “Stock”) of the Company’s wholly-owned subsidiary, The Winthrop Corporation (“Winthrop”).  The purchase price (the “Purchase Price”) for the Stock is $6 million, subject to certain adjustments for intercompany accounts at closing.  The Sale is subject to the approval of the stockholders of the Company.

The board of directors of the Company has approved the Agreement and the Sale.  The Agreement provides, among other things, a detailed description of the conditions to the completion of the Sale, termination provisions, representations and warranties and covenants made by the Company, ASK and Purchaser, indemnity provisions, and liquidated damages related to certain terminations of the Agreement.

The Closing is subject to various closing conditions, including the approval of the Sale by the stockholders of the Company, the accuracy of representations and warranties of the parties, the performance of covenants by the respective parties, the absence of certain litigation regarding the Sale, and other conditions set forth in the Agreement.  It is anticipated that the Closing will take place promptly after the date on which the Company’s stockholder meeting is held if the Sale is approved at such meeting.  Management of the Company anticipates that the Closing will occur on or prior to July 31, 2018.

Included in the Condensed Consolidated Statement of Operations for the three months ended March 31, 2018 are $132,000 of Transaction costs related to the Agreement, which are comprised of legal and consulting costs.

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Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. Forward-looking statements are not statements of historical facts, but rather reflect our current expectations concerning future events and results. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “could,” “project,” “predict,” “expect,” “estimate,” “continue,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements.

Factors that may cause actual results to differ from those results expressed or implied, include, but are not limited to, those listed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 26, 2018.

These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts.  These statements are based upon our opinions and estimates as of the date they are made.  Although we believe that the expectations reflected in these forward-looking statements are reasonable, such forward-looking statements are subject to known and unknown risks and uncertainties that may be beyond our control, which could cause actual results, performance and achievements to differ materially from results, performance and achievements projected, expected, expressed or implied by the forward-looking statements.  While we cannot assess the future impact that any of these differences could have on our business, financial condition, results of operations and cash flows or the market price of shares of our common stock, the differences could be significant. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this report and you are urged to consider all such risks and uncertainties. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved.

Subsequent event – Agreement to sell The Winthrop Corporation

On April 11, 2018, the Board of Directors of the Company voted to enter into a Stock Purchase Agreement providing for the sale of 100% of the issued and outstanding common stock of Winthrop, to Khandwala Capital Management, Inc., a company principally owned and controlled by Amit S. Khandwala, the current Co-Chief Executive Officer and Chief Investment Officer of Winthrop for  $6 million, subject to certain adjustments for intercompany accounts at closing.  The sale transaction is subject to the approval of the stockholders of the Company.

The sale transaction is subject to various closing conditions and it is anticipated that such closing will take place promptly after the date on which the Company’s stockholder meeting is held if the sale is approved at such meeting.  The Company anticipates that the closing will occur on or prior to July 31, 2018.  See Note 14 to the Condensed Consolidated Financial Statements

Results of operations

Assets Under Management (AUM)

Winthrop earns revenue primarily by charging fees based upon AUM.  At March 31, 2018, AUM was $1.34 billion, as compared to $1.34 billion at December 31, 2017.  Winthrop had deposits of $54 million, offset by redemptions and withdrawals of $40 million and reduced market value of $11 million.

Three months ended March 31, 2018 compared to the three months ended March 31, 2017

For the three months ended March 31, 2018, the Company had a loss from operations before income taxes of $404,000 compared to a loss from operations before income taxes of $390,000 for the three months ended March 31, 2017.   The increased loss of $14,000 was primarily the result of $132,000 of Transaction costs related to the Agreement, which are comprised of legal and consulting costs, offset by; (i) reduced Other operating expenses of $9,000, (ii) reduced Compensation and benefits of $58,000, and (iii) increased revenues of $45,000.   Included in the loss incurred for the three months ended March 31, 2018 and 2017 for Winthrop are amortization of intangibles of $99,000, respectively, and compensation expense of $43,000 and $54,000, respectively, related to RSU’s and stock options issued to Company employees, directors and advisors, respectively.

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The Company’s management utilizes Adjusted EBITDA to measure performance of its operating segment.  See Note 13 to the Condensed Consolidated Financial Statements for Adjusted EBITDA of the operating segment and a reconciliation of Loss before income taxes.

Revenue

Winthrop markets its investment management products and services to plan sponsors, trade unions (including Taft Hartley plans), endowments, corporations, state and local governments, municipalities and foundations.  The Winthrop products include equity, fixed income and balanced portfolios for various plan types, including defined benefit, annuity, self-directed and 401(k), health and welfare and education and training plans. In addition, Wright helps bank trust departments and trust companies satisfy part or all of their investment management functions.  Winthrop delivers fiduciary level investment management services to these institutions’ clients by providing active oversight of each account's asset allocation and security selection.  Its offerings include investment management solutions utilizing individual securities or mutual funds. Mutual fund models developed by Winthrop utilize a combination of Wright Mutual Funds as well as mutual funds from other investment managers.

WPAM offers programs to support high net worth investors and other individual investors.  WPAM manages a variety of accounts including: discretionary investment accounts, individual retirement accounts (IRAs), 401k plans and accounts for non-corporate fiduciaries, such as trustees, executors, guardians, personal representatives, attorneys and other professionals who are responsible for the assets of others and must manage those assets in accordance with the Prudent Investor Act.  This investment process, developed and monitored by the Wright Investment Committee, and related investment strategies, are utilized to address the objectives of WPAM clients.

Winthrop, through its WISDI affiliate, offers a diversified family of mutual funds. Wright Mutual Funds are utilized by the Wright Companies and others to build or supplement managed investment portfolios designed to address clients’ financial objectives.

Effective October 1, 2017, the Boards of Trustees of the Wright Mutual Funds approved the elimination of the Rule 12b-1Distribution Plan and shareholder services fee applicable to each Fund. As a result, Fund shareholders will no longer pay a 12b-1 fee or shareholder services fee.

On April 2,  2018, the Boards of Trustees of The Wright Managed Equity Trust and The Wright Managed Income Trust (the “Trusts”)  issued a press release announcing that they had voted to liquidate and terminate each of the Wright Selected Blue Chip Equities Fund (WSBEX), the Wright Major Blue Chip Equities Fund (WQCEX), the Wright International Blue Chip Equities Fund (WIBCX) and the Wright Current Income Fund (WCIFX) (the “Funds”) effective on or about April 30, 2018 (the “Liquidation Date”).  Based upon a recommendation of the Funds’ investment adviser, Wright Investors’ Service, Inc., the Boards approved the liquidation of the Funds.  Wright Investors’ Service Holdings, Inc, does not believe the liquidation of the Funds will have a material adverse impact on its business operations, financial condition, or results of operations.

 Revenue from Investment Management Services was $570,000 and $492,000 for the three months ended March 31, 2018 and 2017, respectively. Within this category, Winthrop primarily bills clients based on AUM values as of calendar quarters.  Revenues are primarily from fees from; (i) Taft-Hartley clients, (ii) Personal Investment Managed Accounts, (iii) and other client serviced accounts.  The increased revenue of $78,000 was attributable to increased AUM of $75 million and $6 million, respectively, within the Taft-Hartley business and Personal Managed Accounts business.

Revenue from Other investment advisory services was $603,000 and $669,000 for the three months ended March 31, 2018 and 2017, respectively.   The decreased revenues of $66,000 were primarily due to decreased AUM of $9 million within Bank Trust Departments, as well as reduced Mutual Fund fees of $17,000. The reduced fund fees were primarily the result of reduced AUM in the Wright Mutual Funds.  Other investment advisory service revenue includes: (i) revenue from Mutual Funds; (ii) fees from services provided to Bank Trust Departments; and (iii) investment income.  Revenue from Mutual Funds includes distribution fees for both Winthrop-sponsored mutual funds as well as other mutual funds and investment management fees from Winthrop-sponsored mutual funds. See the discussion above regarding the closing of the Wright Funds.

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Revenue from the sale of Financial research information and related data was $216,000 and $183,000 for the three months ended March 31, 2018 and 2017, respectively.  Revenues are also derived from the distribution of investment research directly and through several third parties who act as distributors of such research content.  The fees paid by the end client are divided between Winthrop and the distributor.  Existing agreements in place with third party distributors, primarily Thomson Reuters, allow for the renegotiation of the revenue split, which could result in a decline in revenue to Winthrop.   In addition, the underlying data we utilize to produce our financial research and related data is primarily obtained from a third-party, Worldscope (currently owned by Thomson Reuters).  The Company concluded negotiations with Thomson Reuters in July 2014 and now pays for the updates at the most favored vendor rate.  The agreement expires in 2024.

Compensation and benefits

For the three months ended March 31, 2018, Compensation and benefits were $859,000 as compared to $917,000 for the three months ended March 31, 2017.

The reduced Compensation and benefits of $58,000 were  the result of reduced costs at Winthrop of $121,000 resulting primarily from reduced staff levels at Winthrop, including the termination of the contract of Peter Donovan, the former Chairman of the Board of Winthrop in December 2017, partially offset by increased benefits and related expenses at the corporate level of $63,000 in 2018 as a result of increased compensation earned by the Company’s Chairman and Chief Executive Officer.

Other operating expenses

For the three months ended March 31, 2018, Other operating expenses were $782,000 as compared to $791,000 for the three months ended March 31, 2017.  The reduced Other operating costs of $9,000 were the result of a $24,000 reduction at the corporate level, primarily due to reduced travel and entertainment expenses.  This decrease was partially offset by increased Other operating costs of $15,000 at Winthrop which were the result of increased software licensing costs, partially offset by reduced data services.

Income taxes

For the three months ended March 31, 2018 and 2017, the Company recorded income tax expense from operations of $13,000 and $12,000, respectively. Such amounts represent minimum state taxes. No tax benefit has been recorded in relation to the pre-tax loss for the three months ended March 31, 2018 and 2017, due to a full valuation allowance to offset any deferred tax asset related to net operating loss carry forwards attributable to the losses.

 Other Assets

The Company owns certain non-strategic assets, including interests in land and flowage rights in undeveloped property in Killingly, Connecticut.

The Company monitors these investments for impairment by considering current factors, including the economic environment, market conditions, operational performance and other specific factors relating to the business underlying the investment, and records impairments in carrying values when necessary.

See Note 12 to the Condensed Consolidated Financial Statements

Financial condition

Liquidity and Capital Resources

At March 31, 2018, the Company had cash and cash equivalents totaling $5,681,000.

The decrease in cash and cash equivalents of $337,000 for the quarter ended March 31, 2018 was the result of $337,000 used in operations.

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Item 3.	Quantitative and Qualitative Disclosures About Market Risk

Not required.

Item 4.	Controls and Procedures

The Company’s principal executive officer and principal financial officer, with the assistance of other members of the Company’s management, have evaluated the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this quarterly report. Based upon such evaluation, the Company’s principal executive officer and principal financial officer have concluded that the Company’s disclosure controls and procedures are effective as of the end of the period covered by this quarterly report.

The Company’s principal executive officer and principal financial officer have also concluded that there was no change in the Company’s internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that occurred during the quarter ended March 31, 2018 that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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PART II. OTHER INFORMATION

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds.

Issuances of Equity Securities

On February 12. 2018, the Company issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), shares of Company common stock to Lawrence G. Schafran, Marshall S. Geller, and Richard C. Pfenniger Jr. directors of the Company, in payment of their fourth quarter 2017 and first quarter 2018 quarterly directors fees. Mr. Schafran, Mr. Geller and Mr. Pfenniger received 47,009, 44,071 and 38,195 shares of Company common stock, respectively.  The aggregate value of the shares of Company common stock issued to Mr. Schafran Mr. Geller and Mr. Pfenniger was approximately $20,000, $18,750 and $16,250, respectively, on the date of issuance.  These shares were issued pursuant to exemptions from registration set forth in Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

This issuance qualified for exemption from registration under the Securities Act because (i) Mr. Schafran, Mr. Geller and Mr. Pfenniger are each an accredited investor, (ii) the Company did not engage in any general solicitation or advertising in connection with the issuance, and (iii) Mr. Schafran, Mr. Geller and Mr. Pfenniger received restricted securities.

Purchases of Equity Securities

On December 15, 2006, the Board of Directors authorized the Company to repurchase up to 2,000,000 shares, or approximately 11%, of its outstanding shares of common stock from time to time either in open market or privately negotiated transactions. On August 13, 2008, the Company’s Board of Directors authorized an increase of 2,000,000 common shares to be repurchased, and on March 29, 2011 the Company’s Board of Directors authorized an increase of an additional 1,000,000 shares to be repurchased. At March 31, 2018, the Company had repurchased 2,041,971 shares of its common stock and, a total of 2,958,029 shares remained available for repurchase.   There were no common stock repurchases made by or on behalf of the Company during the quarter ended March 31, 2018.

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Item 6.	Exhibits.

Exhibit No.		Description
2.1
Stock Purchase Agreement dated April 11, 2018 by and among Khandwala Capital Management, Inc., Amit S. Khandwala and Wright Investors’ Service Holdings, Inc. Incorporated herein by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed on April 11, 2018

10.1		Form of Voting Agreement Incorporated herein by reference to Exhibit10.1 of the Registrant’s Form 8-K filed on April 11, 2018
31.1	*	Certification of principal executive officer of the Company, pursuant to Securities Exchange Act Rule 13a-14(a)

31.2	*	Certification of principal financial officer of the Company, pursuant to Securities Exchange Act Rule 13a-14(a)

32.1	*
Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, signed by the principal executive officer of the Company and the principal financial officer of the Company

101.INS	**	XBRL Instance Document

101.SCH	**	XBRL Taxonomy Extension Schema Document

101.CAL	**	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	**	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	**	XBRL Extension Labels Linkbase Document

101.PRE	**	XBRL Taxonomy Extension Presentation Linkbase Document

*Filed herewith

**Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933 or Section 18 of the Securities Act of 1934 and otherwise are not subject to liability.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.

Date: May 10, 2018	/s/ HARVEY P. EISEN
Name: Harvey P. Eisen
Title: Chairman of the Board and Chief Executive Officer

Date: May 10, 2018	/s/ IRA J. SOBOTKO
Name: Ira J. Sobotko
Title: Vice President, Chief Financial Officer

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Preliminary Proxy – Subject to Completion, Dated May 18, 2018

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS

Monday, July 16, 2018
10:00 a.m.

Wright Investors’ Service Holdings, Inc.
177 West Putnam Avenue
 Greenwich, Connecticut 06830

ANNUAL MEETING OF STOCKHOLDERS Monday, July 16, 2018 10:00 a.m.

This proxy is solicited by the Board of Directors for use at the annual meeting on Monday, July 16, 2018.

By signing the proxy, you revoke all prior proxies and appoint Harvey P. Eisen and Ira J. Sobotko, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and in their discretion on any other matters which may come before the Annual Meeting and all adjournments.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change / comments:

(If you noted any Address Changes and / or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain
1. Approval of the sale of all of the issued and outstanding stock of the Company’s wholly-owned subsidiary The Winthrop Corporation.					☐	☐	☐

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below:

2. Election of Directors Nominees	☐	☐	☐

01 Harvey P. Eisen	02 Marshall S. Geller	03 Richard C. Pfenniger, Jr.		04 Lawrence G. Schafran

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain

3. Advisory approval of the company’s executive compensation.					☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:				1 year	2 years	3 years	Abstain

4. Proposal to approve an advisory vote on the frequency of future advisor votes on executive compensation.				☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain

5. Ratifying the appointment of EisnerAmper LLP as independent auditors for fiscal 2018.					☐	☐	☐

NOTE: In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address change / comments, mark here. (See reverse for instructions.)			☐

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date